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                           HARTFORD HLS MUTUAL FUNDS







[HARTFORD LIFE LOGO]






                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2001



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HARTFORD GLOBAL COMMUNICATIONS HLS FUND
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Portfolio Management Team

        MICHAEL A. TYLER, CFA
        Senior Vice President & Partner
        Wellington Management Company, LLP

        JOHN F. AVERILL, CFA
        Senior Vice President & Partner
        Wellington Management Company, LLP

        SCOTT E. SIMPSON
        Senior Vice President & Partner
        Wellington Management Company, LLP

        DAVID NINCIC, CFA
        Assistant Vice President
        Wellington Management Company, LLP

        KRISTINA G. STAFF, CFA
        Assistant Vice President
        Wellington Management Company, LLP



        Performance Overview

        12/27/2000 - 6/30/2001
        Growth of a $10,000 Investment

                                     [CHART]

        Global Communications IA               MSCI Broad Telecommunications
                10000                                  10000
                7709                                   8181



=============================================================
Returns (Inception 12/27/2000)
                                         Cumulative Returns
                                         as of June 30, 2001
                                           SINCE INCEPTION

Global Communications IA                        -22.91%
MSCI Broad Telecommunications                   -18.19%
=============================================================

The chart represents a hypothetical investment in the Hartford Global Communications HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in Class IB shares at the Fund's inception of 12/27/2001 would have been valued at $7,700 on 6/30/2001.


Q. HOW DID THE FUND PERFORM?

Hartford Global Communications HLS Fund returned -22.9% for the six-month period ending June 30, 2001. The Fund underperformed its benchmark, the MSCI Broad Telecommunications Index, which returned -18.2% but outperformed the Lipper Telecommunications Average, which returned -23.7% over the period.

Q. WHY DID THE FUND PERFORM THIS WAY?

Telecom investors continued to suffer through yet another difficult period during the first half of 2001. Investors focused on weakening balance sheets, deteriorating earnings, and a large pending supply of new equity in the market. Because the Fund has been concentrated, in recent periods, on more defensive companies within the Telecom sector, its investment performance was satisfactory given the challenging context.

Six months ago, many investors believed that the global economy would begin to regain momentum in the second half of 2001; we are now at that juncture, and it is clear that no such pickup is underway. Instead, we have entered a new round of profit warnings across many sectors of the economy, including the Communications sector. Investors are also aware of a large potential supply of new equity that may flood the public bourses. As companies unwind unsuccessful investments, they are unloading shares of their affiliates as quickly as they can; further government flotations and the IPOs of several wireless subsidiaries may exacerbate this problem.

Top contributors to performance during this time period were China Unicom (Wireless), EchoStar Communications (Broadcasting) and Verizon (Regional Telephone).

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2001?

We see countervailing forces at work on equity valuations. A trend toward lower interest rates is favorable, of course, but the Telecom industry excess capital investment still needs to be absorbed by growing demand. The industry may not return to investor grace quickly; for this reason, we are maintaining our large positions in some of the better defensive companies, but we are also beginning to buy some high-quality growth companies at exceptionally cheap valuations. We believe that the Communications industry's demand for growth remains healthy, that pricing is declining more slowly than unit cost, and that competition is vigorous but not punitive. Therefore, we maintain a positive outlook on the growth of the sector and continue to believe that this area will remain one of the most dynamic sectors of the global economy.

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HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
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Portfolio Management Team

        MARK T. LYNCH, CFA
        Senior Vice President & Partner
        Wellington Management Company, LLP

        THEODORE SHASTA, CFA
        Senior Vice President & Partner
        Wellington Management Company, LLP

        MARK D. MANDEL, CFA
        Vice President
        Wellington Management Company, LLP

        ERIC HALET
        Vice President
        Wellington Management Company, LLP


        Performance Overview

        12/27/2000 - 6/30/2001
        Growth of a $10,000 Investment

                                     [CHART]

         Global Financial Services IA                MSCI Finance
                 10000                                  10000
                 10015                                   9060



==========================================================================
Returns (Inception 12/27/2000)
                                                     Cumulative Returns
                                                     as of June 30, 2001
                                                        SINCE INCEPTION

Global Financial Services IA                                 0.15%
MSCI Finance ex Real Estate                                 -9.40%
==========================================================================

The chart represents a hypothetical investment in the Hartford Global Financial Services HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in Class IB shares at the Fund's inception of 12/27/2001 would have been valued at $10,005 on 6/30/2001.


Q. HOW DID THE FUND PERFORM?

Hartford Global Financial Services HLS Fund returned 0.15% for the six-month period ending June 30, 2001. The Fund outperformed its benchmark, the MSCI Finance Ex-Real Estate Index, which returned -9.4%, but slightly under-performed its peer group, Lipper Financial Services Average, which returned 0.5% over the period.

Q. WHY DID THE FUND PERFORM THIS WAY?

The shift from rapidly rising interest rates to rapidly falling interest rates helped financial stocks rebound. Our bank investments have been focused on local, retail banks and specialty institutions rather than the capital markets banks due to our concern over loan quality and trading results of the global banks. Our insurance investments are comprised of companies that have excellent growth potential by virtue of their market position. Finally, the Fund's insurance investments are primarily in niche players who control their own distribution rather than the traditional insurance companies reliant on the agency system.

Our preference for U.S., rather than European insurers, paid off due to a combination of a strong dollar and excellent stock selection. And yet again, our avoidance of the Japanese banks was justified.

The slight under-performance of the Fund relative to its Lipper peer group is attributable to the global nature of the Fund's investment mandate as well as the strong dollar during this time period.

Top contributors to performance during this time period were Clark/Bardes (Insurance), Bank of Bermuda (Bank) and Pacific Century (Bank).

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2001?

We think that current prices do not adequately reflect the risk of a sustained downturn in both the global economy and capital markets. Such a downturn may not occur, but current prices assume that it cannot occur. Investments tend to be in mid-sized companies with strong ties to their clients rather than sprawling global enterprises. While lower rates and a steeper yield curve reduce the chance of a prolonged slowdown, they don't eliminate it entirely - as current stock prices suggest. As a result, we remain cautious and defensive in our stock selection for the Fund.

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HARTFORD GLOBAL HEALTH HLS FUND
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Portfolio Management Team

        JOSEPH H. SCHWARTZ, CFA
        Senior Vice President and Partner
        Wellington Management Company, LLP

        ANN C. GALLO
        Vice President
        Wellington Management Company, LLP

        JEAN H. HYNES, CFA
        Senior Vice President and Partner
        Wellington Management Company, LLP

        KIRK J. MAYER, CFA
        Vice President
        Wellington Management Company, LLP


        Performance Overview

        5/1/2000-6/30/2001
        Growth of a $10,000 Investment

                                     [CHART]


      Global Health IA                         Goldman Sachs Health Care
          10000                                         10000
          10245                                         10332
          11908                                         11456
          14818                                         12887
          14548                                         11026


================================================================================
Returns (Inception 5/1/00)
                                                 Average Annual Returns
                                                  as of June 30, 2001
                                 1 YEAR             SINCE INCEPTION

Global Health IA                  22.16%                  37.98%
Goldman Sachs Health Care         -3.76%                   8.74%
================================================================================

The chart represents a hypothetical investment in the Hartford Global Health HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in the Class IB shares at the Fund's inception of 5/1/2000 would have been valued at $14,517 on 6/30/2001.


Q. HOW DID THE FUND PERFORM?

Hartford Global Health HLS Fund returned -1.8% for the six-month period ending June 30, 2001. The Fund outperformed both its benchmarks, the Goldman Sachs Health Index, which returned -14.4% and the Lipper Health and Biotechnology Average, which returned -11.6% over the period.

Q. WHY DID THE FUND PERFORM THIS WAY?

A favorable regulatory and reimbursement environment in the U.S., resulting in strong procedure-driven volume and profit margin trends has been a driver of performance within the Health Care industry. The Fund's above benchmark weighting in medical devices, health care services, and genomics/life science instruments stocks were based on their strong underlying fundamentals and comparatively attractive valuations. Conversely, the Fund's below benchmark weighting in pharmaceutical and biotechnology stocks was a result of their relatively unattractive valuations, combined with our lingering concerns pertaining to the issue of Medicare coverage of prescription drugs in the U.S.

Top contributors to performance during this time period were Genzyme (Biotechnology), Health Management (Health Care Services) and CV Therapeutics (Biotechnology).

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2001?

Health Care is a natural, global growth sector, reflecting the clearly defined factors of aging demographics, technological innovation and geographic expansion. Short-term distortions due to foreign exchange movements are still the key challenge, but not sufficient to create any significant earnings disappointments in our opinion. Therefore, the Health Care sector's growth outlook, both near and long-term remains above average. Given attractive valuations for many individual stocks, we are still optimistic about investing here.

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HARTFORD GLOBAL TECHNOLOGY HLS FUND
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Portfolio Management Team

        SCOTT E. SIMPSON
        Senior Vice President and Partner
        Wellington Management Company, LLP

        JOHN F. AVERILL, CFA
        Senior Vice President and Partner
        Wellington Management Company, LLP

        BRUCE L. GLAZER
        Assistant Vice President
        Wellington Management Company, LLP

        PAUL D. JACKSON
        Assistant Vice President
        Wellington Management Company, LLP

        ERIC STROMQUIST
        Senior Vice President and Partner
        Wellington Management Company, LLP

        ANITA M. KILLIAN
        Assistant Vice President
        Wellington Management Company, LLP


        Performance Overview

        5/1/2000 - 6/30/2001
        Growth of a $10,000 Investment

                                    [CHART]

     Global Technology IA       Goldman Sachs Technology Index
             10000                           10000
             10278                           9860
             6263                            5802
             5587                            4815

================================================================================
Returns (Inception 5/1/2000)
                                                 Average Annual Returns
                                                  as of June 30, 2001
                                 1 Year             SINCE INCEPTION

Global Technology IA             -45.64%                 -39.34%
Goldman Sachs Technology         -51.19%                 -46.57%
================================================================================

The chart represents a hypothetical investment in the Hartford Global Technology HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in the Class IB shares at the Fund's inception of 5/1/2000 would have been valued at $5,576 on 6/30/2001.

Q. HOW DID THE FUND PERFORM?

Hartford Global Technology HLS Fund returned -10.8% for the six-month period ending June 30, 2001. The Fund outperformed both its benchmark, the Goldman Sachs Technology Index, which returned -17.0% and the Lipper Science and Technology Average, which returned -25.9%, over the period.

Q. WHY DID THE FUND PERFORM THIS WAY?

Despite an aggressive U.S. Federal Reserve's efforts to jumpstart the U.S. economy through an easing monetary policy, company fundamentals continued to deteriorate and investor confidence declined. During the second quarter, software stocks helped fuel the slight rebound in Technology. Given our concerns about valuations, expectations and fundamentals, we managed the Fund in a conservative manner throughout the period. While our conservative position in the Fund continues to help us on a relative basis, the environment remains very challenging for Technology stocks.

Top contributors to performance during this time period were Microsoft (Software), Dell (Hardware) and Lexmark (Hardware).

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2001?

During the seasonally weak summer quarter, we expect Technology fundamentals to settle into a pattern of "bumping along the bottom" with few signs of recovery. It appears to us that Technology stocks as a whole will remain in a trading range, reflecting the as-of-yet unresolvable tension between the market's desire to anticipate a cyclical bottom on one hand, and a dearth of good news on the other. The semiconductor industry is one area where the probable news-flow this summer will be significantly better than it was during the last quarter. As a result, we plan to eliminate the underweight in that industry as entry points rise for individual stocks.

Looking forward, we remain positive on the long-term prospects of Technology companies and stocks, but believe it will take time to work off the cyclical excesses of the recent bubble. Given the degree to which the market has tried to anticipate a recovery, we believe that objective signs of fundamental improvement must appear before Technology as a whole can move significantly higher.

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HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
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        Portfolio Manager

        [Edward Makin photo]

        EDWARD MAKIN
        Vice President
        Wellington Management Company, LLP


        Performance Overview
        5/01/2001 - 6/30/2001
        Growth of a $10,000 Investment

                                    [CHART]

        International Small Company IA             SSB LESS THAN $2B EuroPacific
                    10000                                    10000
                    10356                                    10047
                    9781                                     9727


================================================================================
Returns (Inception 5/1/00)
                                                 Cumulative Returns
                                                 as of June 30, 2001
                                                   SINCE INCEPTION

International Small Company IA                         -2.19%
Salomon Smith Barney
less than $2B Euro Pacific                             -2.73%
================================================================================

The chart represents a hypothetical investment in the Hartford International Small Company HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in Class IB shares at the Fund's inception of 5/01/2001 would have been valued at $9,778 on 6/30/2001.


Q. HOW DID THE FUND PERFORM?

Hartford International Small Company HLS Fund returned -2.2% for the two-month period since inception ending June 30, 2001. The Fund outperformed its benchmark and its peer group for the period. The Salomon Smith Barney less than $2B Euro Pacific Index returned -2.7%, while the Lipper International Variable Annuity Average returned -6.3% and the Lipper International Small Cap Mutual Fund Average returned -4.7% for the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?

During this initial period, the Fund has established overweight positions relative to its benchmark in Health Care, Consumer Staples, and Technology and underweight positions in Financials and Materials. The Fund's performance thus far has been driven by the overweight positions in Health Care and Technology, as well as excellent stock selection within these sectors. Stocks in these sectors that have helped performance include OpenTV (British Virgin Islands), Kissei Pharmaceutical (Japan), and Towa Pharmaceutical (Japan).

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2001?

The last twelve months have seen the most synchronized global slowdown since 1974. Excess capacity and inventory were built up in many areas of Technology Software and Hardware, Telecommunications, and Media. Much of this excess has gone into relatively short-duration areas such as research and development, inventory and marketing. This means that given the right economic environment, these problems can be dealt with relatively quickly through inventory write-downs, reduced capital expenditure, and job losses in order to get corporations back to their equilibrium level. At the macro level, lower interest rates and taxes in the West, and reform and re-flation in the East will help to reflate companies and consumers and avoid a deep recession.

The depressed valuations of many companies in the Technology, Media, Telecommunications, Financial Services and Materials sectors would argue that now is a good investment entry point from a long-term perspective in many of these industries. We shall be looking closely for opportunities to take advantage of these low prices where prospects show signs of improving.

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HARTFORD SMALL COMPANY HLS FUND
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        Portfolio Manager

        [Steven C. Angeli photo]

        STEVEN C. ANGELI, CFA
        Senior Vice President and Partner
        Wellington Management Company, LLP


        Performance Overview
        8/9/1996 - 6/30/2001
        Growth of a $10,000 Investment

                                    [CHART]

         Small Company IA                 Russell 2000
              10000                          10000
              10715                          11148
              12685                          13641
              14158                          13293
              23479                          16119
              20398                          15632
              18168                          16717

================================================================================
Returns
                                                 Average Annual Returns
                                                  as of June 30, 2001
                                 1 YEAR             SINCE INCEPTION

Small Company IA                 -25.33%                12.98%
Russell 2000                       0.66%                11.07%
================================================================================

The chart represents a hypothetical investment in the Hartford Small Company HLS Fund. (The annualized returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in the Class IB shares at the Fund's inception of 8/9/1996 would have been valued at $18,010 on 6/30/2001.


Q. HOW DID THE FUND PERFORM?

Hartford Small Company HLS Fund returned -10.9% for the six-month period ending June 30, 2001, under-performing the Lipper Small Cap VA-UF Average which provided a return of 1.3%, and the Russell 2000 Index which provided a return of 6.9% for the same period.

Q. WHY DID THE FUND PERFORM THIS WAY?

Although the Fund was underweight in Technology relative to its investment benchmark, we did not escape the general correction in tech stocks that occurred during the period. The Technology sector, as measured by the Goldman Sachs Technology Index, was down -16.9% through the first six months of the year. Under-performance by the Fund, particularly in the first few months of the period, was driven primarily by tech holdings, such as Aeroflex (optical components), Actuate (business reporting software) and Manugistics (supply chain software). Holdings in other sectors were disappointing during the latter half of the period. Examples of these holdings include Atlas Air (industrials), Capstone Turbine (industrials) and Callaway Golf (consumer discretionary). Further, the Fund was underweight in the Health Care sector, which provided positive returns in the second half of the period.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2001?

We believe cyclical stocks will benefit from a rebound in the economy in 2002, and as a result we will continue to emphasize Industrial holdings. In addition, we believe a tech rebound will take longer than some investors anticipate, and perhaps another 2 to 3 quarters will pass before we see improvement. We therefore continue to be highly selective among holdings in the Technology sector.

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Hartford International Capital Appreciation HLS Fund
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Portfolio Manager

     ANDREW S. OFFIT
     Senior Vice President & Partner
     Wellington Management Company, LLP

     Performance Overview
     5/01/2001 - 6/30/2001
     Growth of a $10,000 Investment

                                     [CHART]

     International Capital
        Appreciation IA                  MSCI EAFE
          $10,000                         $10,000
            8,978                           9,264

==========================================================
Returns (Inception 5/012/2001)
                                       Cumulative Returns
                                       As of June 30, 2001
                                         SINCE INCEPTION
international Capital
Appreciation IA                              -10.22%
MSCI EAFE                                     -7.36%
==========================================================


The chart represents a hypothetical investment in the Hartford International Capital Appreciation HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in Class IB shares at the Fund's inception of 5/01/2001 would have been valued at $8,975 on 6/30/2001.

Q. HOW DID THE FUND PERFORM?

Hartford International Capital Appreciation HLS Fund returned -10.22% for the two-month period ended June 30, 2001. The Fund trailed the MSCI EAFE Index which returned -7.36%, and the Lipper International VA-UF Average which returned -6.27% for the same period.

Q. WHY DID THE FUND PERFORM THIS WAY?

During the 2-month period since its inception, the Fund focused on theme and sector strategies, and continues to emphasize growth both in sectors and in individual companies. The Fund's performance trailed that of the benchmark primarily due to the large overweight in the weak Information Technology sector. Strong stock selection, especially in the Materials and Industrials sectors, helped to counteract some of the negative performance in the overweight sectors and contributed meaningfully to the performance of the Fund. We continue to believe that a successful strategy in 2001 is centered on stock picking and our sector strategy.

Q. What is your outlook for the remainder of 2001?
Economic weakness is now prevalent throughout the world's major economies. However, the signposts that a better environment will unfold later this year are accumulating. Aggressive monetary stimulus, easing liquidity conditions and imminent tax rebates in the U.S. should produce a stronger economy in the second half of 2001. Outside the U.S., we expect the marginal news flow on many economies to get worse in the near term. Industrial weakness is spreading in Europe and Japan, and technology demand is slowing sharply. European customers have been squeezed by high energy costs and accelerating food prices. We expect those negative pressures to gradually diminish, giving way to improve economic conditions later this year. The Fund should succeed and outperform over the long term, so long as we continue to identify the winning sectors and companies.

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Hartford Capital Appreciation HLS Fund
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Portfolio Manager

     SAUL J. PANNELL, CFA
     Senior Vice President and Partner
     Wellington Management Company, LLP


     Performance Overview

     12/31/1990 - 6/30/2001
     Growth of a $10,000 Investment

                                    [CHART]

        Capital Appreciation IA            S&P 500
                 10000                      10000
                 13721                      12634
                 16050                      13596
                 19389                      14964
                 19873                      15160
                 25885                      20849
                 31243                      25634
                 38150                      34184
                 44113                      44008
                 60714                      53268
                 77159                      49978
                 78309                      46629

========================================================
Returns
                                Average Annual Returns
                                  as of June 30, 2001
                               1 Year    5 Year   10 Year
Capital Appreciation IA         1.93%    19.33%   20.11%
S&P 500                       -14.83%    14.47%   15.10%
========================================================

The chart represents a hypothetical investment in the Hartford Capital Appreciation HLS Fund. (The annualized returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in the Class IB shares since 12/31/1990 would have been valued at $76,844 on 6/30/2001.


Q. HOW DID THE FUND PERFORM?

Hartford Capital Appreciation HLS Fund returned 1.5% for the six-month period ending June 30, 2001. The Fund's return exceeded the -6.70% return for the S&P 500 Index, and that of the Lipper VA-UF Capital Appreciation Average, which returned -10.7% for the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?

The Fund's outperformance resulted from strong stock selection though a diverse group of companies within several macroeconomic sectors: AOL Time Warner (Media), Microsoft (Software and Services), CSX (Transportation), Staples (Retail), Gilead Sciences (Health Care) and AT&T (Telecommunications Services). The Fund continues to be underweight in Finance securities relative to the index. The Fund remains significantly overweight in the Industrial sector, where names include Northrop Grumman, Waste Management, Foster Wheeler and Precision Castparts. Detractors from Fund's performance for the first half of the year included Immunex (Biotechnology), Exodus Communications (Software and Services), and NTL Incorporated (Telecommunication Services).

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2001?

Our overall strategy for the Fund remains dual faceted: an emphasis on smaller companies with dynamic earnings growth prospects, and an opportunistic trading approach to larger-cap stocks where we typically see a catalyst for outperformance. We will continue to roam off the beaten path where we believe the most upside potential resides. This approach, if executed well, should provide positive absolute and relative results over a reasonable time frame. We cannot predict the course of the overall market from here but believe that the valuation parameters of the Fund itself are compelling.

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Hartford MidCap HLS Fund
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Portfolio Manager

     PHILLIP H. PERELMUTER
     Senior Vice President and Partner
     Wellington Management Company, LLP


     Performance Overview

     7/15/1997 - 6/30/2001
     Growth of a $10,000 Investment

                                    [CHART]

      MidCap IA        S&P 400
       10000            10000
       10952            10982
       11381            10001
       14406            11826
       21869            13567
       26357            16367

============================================
Returns
                   Average Annual Returns
                     as of June 30, 2001
                  1 YEAR   SINCE INCEPTION
MidCap IA         1.29%        28.10%
S&P 400           8.87%        16.08%
============================================

The chart represents a hypothetical investment in the Hartford MidCap HLS Fund. (The annualized returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in the Class IB shares at the Fund's inception of 7/15/1997 would have been valued at $26,502 on 6/30/2001. Hartford MidCap HLS Fund was closed to new and subsequent premium payments along with transfers of contract value as of the close of the New York Stock Exchange on June 29, 2001.


Q. HOW DID THE FUND PERFORM?

Hartford MidCap HLS Fund returned -2.7% for the six-month period ending June 30, 2001. The Fund outperformed its competitive group as represented by the Lipper Mid Cap VA-UF Average, which provided a return of -6.8%. The Fund's investment benchmark, the S&P Midcap 400 Index, returned just 1.0% over the same period.

Q. WHY DID THE FUND PERFORM THIS WAY?

Midcap stocks, along with many other equity investments, were buffeted during the period by investor concerns over a slowing economy resulting in volatility in the Technology and other sectors. Although the Fund was underweight in technology relative to the S&P Midcap 400 Index early in the period, the six technology holdings owned in the Fund were down significantly. As the period progressed, we increased our weighting in technology and were rewarded when holdings such as Flextronics and Rational Software bounced back strongly after performing poorly in the first quarter. In addition, we moved to an underweight position in the energy sector, as we became increasingly concerned about fundamentals in the sector (such as falling oil and natural gas prices), while valuations remained high. Some of our top contributors to performance during the latter part of the period were concentrated in the health care holdings, such as Gilead Sciences, which benefited from good news on their fundamentals.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2001?

We have few large sector bets in the Portfolio, currently. Our largest overweights are in the Industrial and Commercial sectors. Aggressive monetary stimulus, easing liquidity conditions, and imminent tax rebates should produce a stronger U.S. economy in the second half of 2001. This environment should favor our holdings in the Industrial and Commercial sectors, which include several machinery, temporary help, and airline companies.

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Hartford MidCap Value HLS Fund
--------------------------------------------------------------------------------

Portfolio Manager

     JAMES N. MORDY
     Senior Vice President & Partner
     Wellington Management Company, LLP

     Performance Overview

     5/01/2001 - 6/30/01
     Growth of a $10,000 Investment

                                    [CHART]

     MidCap Value IA       Russell 2500 Value
         10000                 10000
         10139                 10408

========================================
Returns (Inception 5/01/2001)
                     Cumulative Returns
                     as of June 30, 2001
                       SINCE INCEPTION
MidCap Value IA            1.39%
Russell 2500 Value         4.08%
========================================

The chart represents a hypothetical investment in the Hartford MidCap Value HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in Class IB shares at the Fund's inception of 5/01/2001 would have been valued at $10,136 on 6/30/2001.


Q. HOW DID THE FUND PERFORM?

Hartford MidCap Value HLS Fund returned 1.39% for the 2-month period since inception, ending June 30, 2001. The Fund's return trailed the Russell 2500 Value Index return of 4.08%, but exceed the Lipper Mid Cap VA-UF Average of 0.06% for the same period.

Q. WHY DID THE FUND PERFORM THIS WAY?

We are overweight in the more cyclical sectors of the market (Materials, Industrials and Consumer Discretionary sectors account for 49% of the Fund's equities), and underweight in defensive areas like Electric Utilities, REITs, Consumer Staples and Health Care. We reduced our Energy weighting to only 4% due to a weaker outlook for oil and gas prices and erosion in refining margins. We are somewhat overweight relative to the Midcap Value indices in Technology, as we were able to find some compelling values in names like Arrow Electronics, Axcelis Technologies and General Semiconductors. The performance of the Fund trailed that of the benchmark primarily due to the Fund's positioning. This was partly due to the timing of the Fund's inception, but more importantly due to a lack of any clear signs of an anticipated economic recovery (which would benefit both Cyclical and Technology sectors) and, in fact, evidence that the weakness was spreading overseas.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2001?

Monetary stimulus, easing liquidity conditions and imminent tax rebates will produce a stronger U.S. economy later this summer. Consumer spending remains resilient. The pace of decline in the manufacturing sector has started to ease. The major weak spot in the economy continues to be technology, where demand is falling and inventories are building. Declining corporate earnings will delay any recovery in business investment until next year. Inflation pressures are diminishing, helped by receding energy prices. However, we expect that the Federal Reserve may ease once or twice more to assure that the upcoming rebound in economic activity is a lasting one. The Fund should benefit from an anticipated economic recovery, which we believe should begin to appear more clearly later this year.

--------------------------------------------------------------------------------
Hartford International Opportunities HLS Fund
--------------------------------------------------------------------------------

Portfolio Manager

     TROND SKRAMSTAD
     Senior Vice President and Partner
     Wellington Management Company, LLP


     Performance Overview

     12/31/1990 - 6/30/2001
     Growth of a $10,000 Investment

                                    [CHART]

    International Opportunities IA     MSCI EAFE GDP*
               10000                      10000
                8824                       8470
                9971                       9379
                9529                       8474
               12744                      11318
               12496                      12201
               14237                      13563
               16075                      14598
               16130                      15440
               25530                      25633
               23986                      25556
               20239                      22170

===============================================
Returns
                       Average Annual Returns
                        as of June 30, 2001
                  1 YEAR      5 YEAR   10 YEAR.
Int'l. Opp. IA    -24.45%     3.46%     7.31%
MSCI EAFE GDP*    -24.13%     5.61%     8.28%
===============================================

The chart represents a hypothetical investment in the Hartford International Opportunities HLS Fund. (The annualized returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in the Class IB shares since 12/31/1990 would have been valued at $20,239 on 6/30/2001.

*    The Morgan Stanley Europe Australia Far East GDP-Net index.


Q. HOW DID THE FUND PERFORM?

Hartford International Opportunities HLS Fund returned -14.0% for the six-month period ended June 30, 2001. The Fund underperformed the MSCI EAFE GDP Net benchmark, but outperformed its peer group for the period. The MSCI EAFE GDP Net Index returned -13.25%, and the Lipper Variable Annuity International Average returned -14.3% over the past six months.

Q. WHY DID THE FUND PERFORM THIS WAY?

On balance, country allocation was roughly neutral for the period. Although the Fund's European and developed-Asia emphasis detracted from performance, its overweight in emerging markets, particularly Korea and Mexico, produced positive gains that served to help neutralize the negative results from the aforementioned allocations.

The Fund's performance trailed that of the benchmark due primarily to its sector bets in the two worst performing sectors--Telecommunications and Technology. However, the Fund's strong stock selection helped to counteract the negative effect of overweights in these deteriorating sectors as stock picks in the Financials, Industrials and Materials, Technology and Telecommunications sectors all contributed meaningfully to the Fund's performance. In fact, the Consumer Discretionary sector was the only major area where the stock selection detracted meaningfully from Fund performance. The Fund's extensive success in picking stocks was likely a major contributor to its outperformance relative to the competitive peer groups.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2001?

Markets have been trading in a volatile pattern, and "visibility" regarding future business activity remains poor across the globe. Although we have seen some signs that the U.S. economy may be approaching a bottom for this cycle, non-U.S. economies appear to be lagging the U.S. by several months. Currently, in Europe, we are concerned that the economy is decelerating amidst sharply curtailed industrial production and slowing employment growth. However, in the near-term, we believe that cheap currencies and recent, relative underperformance make the European region attractive, most notably the U.K. The Japanese economy is likely heading into a period of substantial economic uncertainty, and looks unlikely to grow significantly while undergoing much needed restructuring. Continental Europe, with a competitive currency and a limited overhang from the recent bubble, remains attractive as it should recover quickly once the cycle comes back. In Asia Ex-Japan, we favor the emerging markets, especially Korea and Taiwan.

--------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund
--------------------------------------------------------------------------------

Portfolio Management

     RAND L. ALEXANDER, CFA
     Senior Vice President and Partner
     Wellington Management Company, LLP

     ANDREW S. OFFIT
     Senior Vice President and Partner
     Wellington Management Company, LLP


     Performance Overview

     10/1/1998 - 6/30/2001
     Growth of a $10,000 Investment

                                    [CHART]

     Global Leaders IA       MSCI World
          10000                10000
          11346                10967
          12213                11587
          13188                12115
          14140                12547
          14974                13146
          14931                12951
          19830                15136
          20429                14751
          16216                11741

===============================================
Returns
                         Average Annual Returns
                          as of June 30, 2001
                       1 YEAR   SINCE INCEPTION
Global Leaders IA      -20.63%      19.21%
MSCI World             -20.40%       6.01%
===============================================

The chart represents a hypothetical investment in the Hartford Global Leaders HLS Fund. (The annualized returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in the Class IB shares at the Fund's inception of 10/1/1998 would have been valued at $16,135 on 6/30/2001.


Q. HOW DID THE FUND PERFORM?
Hartford Global Leaders HLS Fund returned -12.0% for the six-month period ending June 30, 2001. The Fund's return underperformed that of the Lipper VA-UF Global Average, which returned -10.2% and the MSCI World Benchmark, which returned -10.7% for the same time period. While the Fund underperformed in the first half of the year, longer-term performance remains favorable.

Q. WHY DID THE FUND PERFORM THIS WAY?
The Fund clearly seeks returns above the MSCI World Benchmark on a consistent basis. But during this time period the Fund underperformed for two reasons. First, given the Fund's bias toward growth rather than value, we will tend to outperform by large amounts in up markets and, hopefully, underperform by lesser amounts in down markets. The volatility in the last six months, mostly on the downside, has taken its toll on relative performance. Second, the Fund's allocation to Telecommunications coupled with poor stock selection within this sector detracted from performance. Stock selection in Energy also hurt performance. As we pride ourselves on our stock selection ability, we were challenged by several underperforming stocks. The worst performers in the Fund included Pharmacia (Health Care), Nokia (Telecommunications Hardware), Deutshe Telekom (Telecommunications Services), Burlington Resources (Energy) and Reed Intl (Media). Strong stock selection within the Materials sector combined with the Fund's overweight helped performance; Alcoa and Alcan were top performers. Further, strong stock selection within Financials also helped performance. Although Technology was weak for much of the first half of the year, strong stock selection with holdings such as Microsoft, Micron Technology, Sema and Samsung contributed positively to performance.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2001?
Economic weakness is now prevalent throughout the world's major economies. However, the signposts that a better environment will unfold later this year are accumulating. The successful strategy in 2001 is centered on stock picking. As always, the market environment continues to be both interesting and challenging for global investors. While volatility can cause periods of dislocation, overall, this is good news for the Hartford Global Leaders HLS Fund. By their very nature, "global leaders" have superior products, market share and management making them desirable investments, especially in turbulent times. We continue to remain committed to our research and sector strategy by investing in what we believe to be the best companies, regardless of where they are located.

--------------------------------------------------------------------------------
Hartford Focus HLS Fund
--------------------------------------------------------------------------------

Portfolio Manager

     Rand L. Alexander, CFA
     Senior Vice President & Partner
     Wellington Management Company, LLP


     Performance Overview

     5/1/2001 - 6/30/2001
     Growth of a $10,000 Investment

                                    [CHART]

     Focus IA     S&P 500
      10000        10000
      9963         9822

====================================
Returns (Inception 5/01/2001)
                Cumulative Returns
                as of June 30, 2001
                  SINCE INCEPTION
Focus IA             -0.37%
S&P 500              -1.78%
====================================

The chart represents a hypothetical investment in the Hartford Focus HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in Class IB shares at the Fund's inception of 5/01/2001 would have been valued at $9,960 on 6/30/2001.


Q. HOW DID THE FUND PERFORM?

Hartford Focus HLS Fund launched on May 1, 2001. The Fund returned -0.37% for the two-month period since its inception, ending June 30, 2001. The Fund outperformed its benchmark and its peer group for the period. The S&P 500 Index returned -1.78%; the Lipper Growth Variable Annuity Average returned -2.3% for the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?

This year's tug of war between falling earnings estimates and falling interest rates continued through May and June with falling estimates gaining enough momentum to pull the S&P 500 into negative territory. The Fund's return was also slightly negative, but exceeded the Index and peer group average. The Fund managed to outperform its peers and the Index during this period due in part to our ability to focus on our very best ideas.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2001?

While May and June were difficult months to begin operations with the market showing continued volatility, we are optimistic that the Fund's holdings will perform well in an environment of declining interest rates and an eventual resurgence in economic growth.

--------------------------------------------------------------------------------
Hartford Stock HLS Fund
--------------------------------------------------------------------------------

Portfolio Manager

     RAND L. ALEXANDER, CFA
     Senior Vice President and Partner
     Wellington Management Company, LLP


     Performance Overview

     12/31/1990 - 6/30/2001
     Growth of a $10,000 Investment

                                    [CHART]

    Stock IA     S&P 500
     10000        10000
     12000        12634
     13206        13596
     15098        14964
     14813        15160
     19864        20849
     24705        25634
     32458        34184
     43322        44008
     51810        53268
     49978        50096
     46168        46629

============================================
Returns
                  Average Annual Returns
                    as of June 30, 2001
               1 YEAR     5 YEAR     10 YEAR
Stock IA       -13.50%    14.88%     14.97%
S&P 500        -14.83%    14.47%     15.10%
============================================

The chart represents a hypothetical investment in the Hartford Stock HLS Fund. (The annualized returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in the Class IB shares since 12/31/1990 would have been valued at $45,303 on 6/30/2001.


Q. HOW DID THE FUND PERFORM?

Hartford Stock HLS Fund returned -7.8% for the six-month period ending June 30, 2001. The Fund outperformed the Lipper VA-UF Gross Average, which returned -10.5%, but underperformed the S&P 500 Index, which returned -6.7% for the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?

The first six months of the year were challenging for the equity market as it experienced a tug of war between falling earnings estimates and falling interest rates. While equities managed to rally in the second quarter, they did not make up for the ground lost in the first quarter. Many of the Fund's top contributors for the first half of the year were found in the Information Technology sector, Microsoft, IBM, Dell and Oracle all contributed positively to overall performance. Media companies also performed well, with AOL Time Warner and AT&T Liberty Media both posting positive returns. Other top contributors for the period included Franklin Resources and Citigroup in the Financials sector. The most significant detractors from performance were found in the Information Technology sector, as Cisco, EMC Corporation, and Tellabs all fell significantly during the period. The Fund suffered in part due to overweight positions in the Health Care and Financials sectors, as well as the Fund's underweight towards the end of the period in Consumer Cyclicals. The Fund's large cap bias also hurt performance as investors favored smaller companies, which could feel the impact of an anticipated resurgence in economic growth more quickly. During the second quarter, we continued to move away from Consumer Staples towards more cyclical sectors of the market in anticipation of further Fed rate cuts and an eventual recovery in economic activity.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2001?

While the last six months have been challenging, we continue to feel that the Portfolio is well positioned to respond to the environment that we envision over the next 6-12 months. By the end of the year there should be signs of better economic conditions due to aggressive Fed easing, a tax cut and falling energy prices. This should lead to improved equity market performance overall, and better relative performance by a Portfolio which has an overweight position in Technology, Industrials, Financials and Energy.

--------------------------------------------------------------------------------
Hartford Dividend and Growth HLS Fund
--------------------------------------------------------------------------------

Portfolio Manager

     LAURIE A. GABRIEL, CFA
     Senior Vice President and Managing Partner
     Wellington Management Company, LLP


     Performance Overview

     3/9/1994 - 6/30/2001
     Growth of a $10,000 Investment

                                    [CHART]

      Dividend and Growth IA   S&P 500
              10000             10000
              10188             10062
              13894             12371
              17076             17013
              22521             22687
              26219             29207
              27634             35352
              30661             32114
              30229             29962

============================================================
Returns
                               Average Annual Returns
                                as of June 30, 2001
                           1 YEAR   5 YEAR   SINCE INCEPTION
Dividend and Growth IA     11.06%   14.45%        16.33%
S&P 500                   -14.83%   14.47%        16.18%
============================================================

The chart represents a hypothetical investment in the Hartford Dividend and Growth HLS Fund. (The annualized returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in the Class IB shares at the Fund's inception of 3/9/1994 would have been valued at $29,834 on 6/30/2001.

Q. HOW DID THE FUND PERFORM?

Hartford Dividend and Growth HLS Fund returned -1.4% for the six months ending June 30, 2001. During this period the Fund outperformed both its investment benchmark, the S&P 500 Index, and its competitive peer group, the Lipper Equity Income VA-UF Average, which returned -6.7% and -1.8%, respectively.

Q. WHY DID THE FUND PERFORM THIS WAY?

In line with our dividend-oriented value style, the Fund was underweight in the information technology sector throughout the period. This was a benefit early in the period given the volatility within this sector, although in the second quarter this positioning was a source of relative underperformance versus the overall market as many Information Technology names rebounded. The Financials sector, which was the largest sector in the Fund during much of the period, was a strong contributor to performance. Within this sector, Washington Mutual was among the best performers, in the latter half of the period. The company completed several acquisitions and announced plans to acquire Fleet Mortgage, making Washington Mutual the second largest residential mortgage loan servicer. We believe that these acquisitions will increase profits, scale and diversification for the large savings & loan company. Another positive contributor was Citigroup, which posted strong returns as the banking sector benefited from continued Federal Reserve rate cuts and a steepening yield curve.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2001?

Going forward, we expect the slowdown in the U.S. economy to reverse course later this year or early next year as lower short-term interest rates, declining inflation and impending tax rebates have a positive effect. In this environment the Fund should benefit given its value orientation, as value tends to do well in periods of economic re-acceleration. The Fund will continue to remain well diversified across major industry sectors, with a growing emphasis on more cyclically sensitive sectors such as Industrials and Materials, in the near term.

--------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund
--------------------------------------------------------------------------------

     Portfolio Manager

     JAMES A. RULLO, CFA
     Senior Vice President and Partner
     Wellington Management Company, LLP


     Performance Overview

     5/29/1998 - 6/30/2001
     Growth of a $10,000 Investment

     Growth and Income IA     S&P 500
            10000              10000
            10406              10406
             9619               9371
            11905              11365
            12415              11931
            13373              12771
            12540              11974
            14503              13754
            13684              12503
            13353              11665

======================================================
Returns
                             Average Annual Returns
                               as of June 30, 2001
                           1 YEAR     SINCE INCEPTION
Growth and Income IA       -9.46%           9.81%
S&P 500                   -14.83%           5.11%
======================================================

The chart represents a hypothetical investment in the Hartford Growth and Income HLS Fund. (The annualized returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in the Class IB shares at the Fund's inception of 5/29/1998 would have been valued at $13,279 on 6/30/2001.


Q. HOW DID THE FUND PERFORM?

For the 6-month period ended June 30, 2001, the Hartford Growth and Income HLS Fund returned -2.42%. Despite negative absolute returns, the Fund exceeded the performance of the S&P 500 Index, -6.70% and the Lipper Growth and Income VA-UF average, -3.78% for the same period.

Q. WHY DID THE FUND PERFORM THIS WAY?

This was a strong 6-month period for the Hartford Growth and Income HLS Fund, driven by stock selection in Information Technology and Health Care. Only the Fund's utility holdings detract significantly from performance. The Fund's stock selection in the biotechnology industry contributed to the outperformance in the Health Care sector. A large, overweight position in Genzyme benefited the Fund as the company reported an impressive first quarter driven by strong sales of the end-stage renal disease drug, Renagel. The outlook for Renagel, and other successful drugs and pipeline products, continues to look impressive. Strong performers in the Information Technology sector included Microsoft, IBM and Dell.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2001?

We are confident that the outlook for the U.S. economy has improved considerably since the end of the first quarter. Due to aggressive monetary and fiscal stimulus, as well as benign inflation, we believe that the real Gross Domestic Product (GDP) growth will be 1.3% in 2001, and a stronger than consensus rebound of 4.0% in 2002. Since the beginning of the quarter, consensus 2001 operating profit estimates for the S&P 500 have declined closer to our estimate of -6% annual profit growth. Consensus 2001 profit estimates, despite the aggressive Fed action, have declined -11% year-to-date.

Outside of the Technology sector, we anticipate improving conditions going into the second half of this year, setting the stage for a stronger economy in 2002 and 2003. This recovery will begin as a result of positive fiscal and monetary stimulus and will be fueled by: lower than expected inflation, a strong consumer, and rising corporate profits. Therefore, with an improving economic picture and more attractive valuations in many sectors, we have a positive outlook for the U.S. equity market.

--------------------------------------------------------------------------------
Hartford Value HLS Fund
--------------------------------------------------------------------------------

Portfolio Manager

     JOHN R. RYAN, CFA
     Senior Vice President & Managing Partner
     Wellington Management Company, LLP

Investment Team

     KAREN H. GRIMES, CFA
     Vice President
     Wellington Management Company, LLP

     STEVEN T. IRONS, CFA
     Vice President
     Wellington Management Company, LLP

     W. MICHAEL RECKMEYER, CFA
     Vice President
     Wellington Management Company, LLP


     Performance Overview

     5/01/2001 - 6/30/2001
     Growth of a $10,000 Investment

                                    [CHART]

     Value IA    Russell 1000 Value
      10000            10000
      10070             9905

========================================
Returns (Inception 5/01/2001)
                    Cumulative Returns
                    as of June 30, 2001
                      SINCE INCEPTION
Value IA                  0.70%
Russell 1000 Value       -0.95%
========================================

The chart represents a hypothetical investment in the Hartford Value HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in Class IB shares at the Fund's inception of 5/01/2001 would have been valued at $10,067 on 6/30/2001.


Q. HOW DID THE FUND PERFORM?

Hartford Value HLS Fund launched on May 1, 2001. In the two months the Fund has been in operation it has provided a total return of 0.7%, outperforming its investment benchmark, the Russell 1000 Value Index, which provided a return of -0.95% for the same period.

Q. WHY DID THE FUND PERFORM THIS WAY?

We have experienced a broadening of the upturn in equity markets, led by small and mid-cap stocks. While the equity markets are not cheap, they have become more reasonably priced, and we continue to find good investment ideas. Our strategy for the Fund is to concentrate on undervalued companies whose price-to-earnings ratios have room to expand. As a whole, the Portfolio will have a price-earnings ratio that is at a discount to the market. Our strategy results in a Portfolio yield that is usually above the market. We identify financially strong companies that tend to be overlooked and frequently are underanalyzed by other investors. We pursue capital growth as a by-product of our value/yield strategy and generally strive to have a fully invested portfolio. Our largest contributors to performance in the two-month period included Dollar General (Consumer Discretionary), Citigroup (Financials), and McLeodU.S.A (Telecommunications).

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2001?

At the end of the second quarter, the U.S. economic environment is at a crossroads. On the one hand, we face several negative factors, including a slowing industrial sector, a recession in corporate profits, and a bursting of the technology bubble. On the other hand, several positives, including an accommodative Fed, lower tax rates, and cheaper energy costs should bolster the consumer and should contribute to an improving economic picture in 2002. Because of these positives, we consider the probability of a prolonged recession to be low. While current conditions remain bleak, recent data suggest that the economic slowdown may be bottoming, and there is a strong likelihood that by the third quarter the U.S. economy can begin to reaccelerate.

--------------------------------------------------------------------------------
Hartford Global Advisers HLS Fund
(formerly Hartford International Advisers HLS Fund)
--------------------------------------------------------------------------------

Portfolio Managers

     ROBERT EVANS
     Senior Vice President and Partner
     Wellington Management Company, LLP

     TROND SKRAMSTAD
     Senior Vice President and Partner
     Wellington Management Company, LLP

==========================================================
Returns
                            Average Annual Returns
                              as of June 30, 2001
                        1 YEAR   5 YEAR   SINCE INCEPTION
Global Advisers IA      -9.73%   6.71%         8.69%
MSCI EAFE-GDP          -24.13%   5.61%         7.50%
MSCI World             -20.00%   8.55%        11.23%
Salomon World
 Govt. Bond              8.69%   9.25%        10.27%
Lehman Brothers
 Aggregate Bond
 USD Hgd                11.23%   7.48%         7.78%
==========================================================

     Performance Overview

     Hartford Global Advisers HLS Fund
     and Former Benchmarks

     3/1/1995 - 6/30/2001
     Growth of a $10,000 Investment

                                    [CHART]

                                             Salomon World Government
        Global Advisers IA   MSCI EAFE-GDP      Bond ex U.S. Index
              10000              10000               10000
              11584              11421               11378
              12950              12292               11842
              13665              13002               11338
              15489              16475               13355
              19077              21585               12678
              17812              18233               12344
              16953              15817               18588


     Performance Overview

     Hartford Global Advisers HLS Fund
     and New Benchmarks

     3/1/1995 - 6/30/2001
     Growth of a $10,000 Investment

                                    [CHART]

                                        Lehman Brothers Aggregate
       Global Advisers IA   MSCI World       Bond USD Hgd
            10000             10000             10000
            11584             11421             11378
            12950             12292             11842
            13665             13002             11338
            15489             16475             13355
            19077             21585             12678
            17812             18233             12344
            16953             19631             16077


The charts represent a hypothetical investment in the Hartford Global Advisers HLS Fund. (The annualized returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in the Class IB shares at the Fund's inception of 3/1/1995 would have been valued at $16,761 on 6/30/2001.

Q. HOW DID THE FUND PERFORM?

Hartford Global Advisers HLS Fund's investment strategy began its global focus effective May 1, 2001. At that time, the Fund's strategy changed from non-U.S. to global, thereby allowing the Fund's fixed income and equity portfolios more flexibility to include U.S. investments. For the six-month period ended June 30, 2001, the Fund's net return was -4.8%, which compares favorably to the -6.0% return of the Lipper Global Flexible Variable Annuity Average, but is slightly lower than the -4.3% return of the Composite Index. The Composite Index is comprised of non-U.S. fixed income and equity indices for the first four months of the period, and global indices for the last two months in order to replicate the Fund's investment focus for the corresponding time periods. It is also worth noting that the Fund's returns compare very favorably to the -10.4% return of the all-equity MSCI World Index (in U.S. dollars).

Q. WHY DID THE FUND PERFORM THIS WAY?

The global equity markets have been declining for most of the past year as a result of concerns regarding disappearing U.S. corporate profits and deteriorating economic growth globally. After four consecutive quarters of falling returns, the global equity markets advanced during the second quarter of 2001, but this advance only modestly muted the sharply negative returns realized in the first quarter. The Fund's equity portfolio declined 11.0% over the first six months of 2001, and slightly underperformed the MSCI World Index due in large part to unfavorable stock selection in the consumer discretionary sector.

The Fund's fixed income portfolio performed very well during the period, benefiting from favorable interest rate positioning and strong security selection within the U.S. The fixed income portfolio gained 3.6% during the period thereby exceeding the return of its benchmark and exceeding the return of the MSCI World Index. The fixed income portfolio significantly muted the negative return of the Fund and allowed the Fund to outperform the vast majority of all-equity global funds.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2001?

We are expecting the global economy to improve. Accordingly, in the equity portfolio we are emphasizing areas that are well-poised to benefit from this resurgence--notably the Materials, Industrials and Technology sectors. We are also positioning the fixed income portfolio to benefit from renewed economic growth that is expected to follow the stimulative monetary and fiscal policies that are being implemented in North America, Europe, and Asia.

--------------------------------------------------------------------------------
Hartford Advisers HLS Fund
--------------------------------------------------------------------------------

Portfolio Managers

     RAND L. ALEXANDER, CFA
     Senior Vice President and Partner
     Wellington Management Company, LLP

     PAUL D. KAPLAN
     Senior Vice President and Partner
     Wellington Management Company, LLP


     Performance Overview

     12/31/1990 - 6/30/2001
     Growth of a $10,000 Investment

                                    [CHART]

   Advisers IA  S&P 500   Lehman Govt./Corp. Bond
      10000      10000         10000
      12185      12634         12575
      13196      13596         13528
      14812      14964         15020
      14407      15160         14493
      18489      20849         17281
      21562      25634         17782
      26820      34184         19520
      33460      44008         21369
      37015      53268         20909
      36282      49978         21598
      34950      46629         22356

=====================================================
Returns
                            Average Annual Returns
                              as of June 30, 2001
                           1 YEAR   5 YEAR   10 YEAR
Advisers IA                -4.88%   12.39%   12.29%
S&P 500                   -14.83%   14.47%   15.10%
Lehman Govt./Corp. Bond    11.13%    7.38%    7.93%
=====================================================


The chart represents a hypothetical investment in the Hartford Advisers HLS Fund. (The annualized returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in the Class IB shares since 12/31/1990 would have been valued at $34,295 on 6/30/2001.


Q. HOW DID THE FUND PERFORM?

Hartford Advisers Fund returned -3.7% for the six-month period ending June 30, 2001. For this period, the Fund underperformed its benchmark and peer group. The Composite Index returned -2.1%, and the Lipper Flexible Variable Annuity Average returned -2.9%.

Q. WHY DID THE FUND PERFORM THIS WAY?

The tug of war between falling earnings estimates and falling interest rates during the past six months was also accompanied by falling stock prices. The equity portion of the Fund suffered modestly from its overweight in Health Care. Its large cap bias also hurt performance during the period as investors favored smaller companies that could feel the impact of an anticipated resurgence in economic growth more quickly. The Fund's underweight in Technology as well as its strong stock selection in this sector were positive contributors to performance. Additionally, a shift in allocation from the Consumer Staples sector into more cyclical sectors benefited the Fund and helped to position it for an eventual recovery in economic activity. The fixed income component of the Fund was significantly overweight in Corporate and Mortgage Securities, and these sector bets were instrumental in producing a fixed income return that exceeded that of its benchmark index.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2001?

Although this period was a difficult one in terms of performance, we believe that the equity portfolio is well positioned for the next 6-12 months. It is likely that the Federal Reserve's easing cycle is nearing an end. The Fed has lowered the Fed Funds Rate by 275 basis points this year and that, combined with a tax cut and lower energy prices, should be nearly sufficient to get the U.S. economy on a growth path again. An economic recovery should lead to better equity performance overall and better relative performance by a portfolio which is overweight in Technology, Industrial and Commercial, Financials and Energy. Better economic times will ultimately mean that equities should be favored over bonds and that shorter duration bonds should be favored over longer duration bonds.

--------------------------------------------------------------------------------
Hartford High Yield HLS Fund
--------------------------------------------------------------------------------

Portfolio Manager

     ALISON D. GRANGER, CFA
     Senior Vice President
     Hartford Investment
       Management Company


     Performance Overview

     10/1/1998 - 6/30/2001
     Growth of a $10,000 Investment

                                    [CHART]

       High Yield IA      Lehman High Yield Corporate
          10000                       10000
           9982                        9795
          10329                       10201
          10358                       10212
          10684                       10401
          10692                       10436
          10588                       10288
          10845                       10456
          10968                        9844
          11017                       10231

================================================
Returns
                         Average Annual Returns
                           as of June 30, 2001
                        1 YEAR   SINCE INCEPTION
High Yield IA           1.64%        3.59%
Lehman High Yield
Corporate              -0.96%        0.83%
================================================

The chart represents a hypothetical investment in the Hartford High Yield HLS Fund. (The annualized returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in the Class IB shares at the Fund's inception of 10/1/1998 would have been valued at $10,964 on 6/30/2001.

Q. HOW DID THE FUND PERFORM?

Hartford High Yield HLS Fund returned 0.45% for the six-month period ending June 30, 2001. For this period, the Fund underperformed its benchmark and peer group. The Lehman High Yield Corporate Bond Index returned 3.93%, while the Lipper High Current Yield Variable Annuity Underlying Fund Universe returned 1.10%. This performance positioned the Fund in the 68th percentile of its Lipper peer group.

Q. WHY DID THE FUND PERFORM THIS WAY?

The Fund's overweight to the higher quality segments of the high yield marketplace continues to benefit its performance as the technology and telecommunications-laden B and CCC rating categories produced losses of 4.65% and 7.78%, respectively, while the BB portion of the market returned 2.31%.

However, the Fund's increased exposure to the wireline sector proved premature as prices remain under pressure. Many issuers within this sector are currently yielding in excess of 25% as the market struggles to determine which companies will survive.

Finally, the fund's underweight to retailers and gaming issuers was a negative as the consumer continues to spend despite the weakening employment picture and economic slowdown Q. What is your outlook for the remainder of 2001? While the default rate remains historically high, the more forward looking Distress Ratio appears to be signaling that we may be experiencing the worst of the default activity currently. Consequently, we believe that yields offered in the telecommunications sector compensate the investor for the increased risk of default now evident. Therefore we will continue to carefully navigate our way through these difficult waters, adding to those issuers with solid business plans and strong equity sponsors. Secondly, we remain cautious on consumer-sensitive sectors including retailers, consumer products and financial institutions given the weakening employment picture and the reduced household wealth effect. Such issuers can be expected to perform poorly as a slowdown in consumer spending appears highly likely. Finally, security prices in commodity related sectors such as chemicals, metals and paper are beginning to look attractive. The marketplace is punishing such issuers for weakening financial profiles as the global slowdown takes effect. We are attempting to identify those companies able to survive should such global weakness persist.

--------------------------------------------------------------------------------
Hartford Bond HLS Fund
--------------------------------------------------------------------------------

Portfolio Manager

     ALISON D. GRANGER, CFA
     Senior Vice President
     Hartford Investment
       Management Company


     Performance Overview

     12/31/1990 - 6/30/2001
     Growth of a $10,000 Investment

                                    [CHART]

     Bond IA   Lehman Aggregate Bond
      10000           10000
      12620           12575
      13318           13528
      14681           15020
      14102           14493
      16709           17281
      17304           17782
      19269           19520
      20851           21369
      20424           20909
      21097           21598
      21825           22281

=============================================
Returns
                      Average Annual Returns
                       as of June 30, 2001
                    1 YEAR   5 YEAR   10 YEAR
Bond IA             10.53%   7.58%     7.71%
Lehman Aggregate
Bond                11.23%   7.48%     7.87%
=============================================

The chart represents a hypothetical investment in the Hartford Bond HLS Fund. (The annualized returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in the Class IB shares since 12/31/1990 would have been valued at $21,416 on 6/30/2001.


Q. HOW DID THE FUND PERFORM?

Hartford Bond HLS Fund returned 3.45% for the six-month period ending June 30, 2001. For this period, the Fund underperformed its benchmark and peer group. The Lehman Aggregate Bond Index returned 3.62%, while the Lipper Corporate Debt "BBB" Variable Annuity Underlying Fund Universe returned 3.66%. This performance positioned the Fund in the 55th percentile of its Lipper peer group.

Q. WHY DID THE FUND PERFORM THIS WAY?

The Fund's overweighted position to long-maturity investment-grade corporate bonds performed well during the quarter. Financials, European telecommunications, and some technology issuers' long maturities produced particularly good returns. Many of these securities had lagged other fixed income instruments over the past twelve months. Second, profits were taken fully in the Fund's Treasury-Inflation-Protected Securities. These issues produced outperformance relative to the Lehman Aggregate both year-to-date and for the past twelve months. The Fund's small positions held in foreign-denominated securities produced a drag on portfolio performance, as the dollar strengthened. Also, the Fund's holdings in Treasuries and agencies generally underperformed corporates and mortgages during the quarter. These issues performed well during most of the year 2000.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2001?

Looking ahead, we believe that the relative performance of mortgages is likely to be more positive over the upcoming months. Because of this view, we increased the mortgage passthrough position of the portfolio during the quarter. This sector of the fixed income market significantly underperformed corporate bond issues during the first two quarters. Treasuries and agencies represent approximately 24% of the Fund. Holdings are concentrated around five year maturities, due to our expectation that the yield curve will continue to steepen. Corporate issues represent approximately 45% of the Fund's assets. We have reduced the average maturity of these holdings from long- to intermediate term, as we took profits in long issues.

--------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund
--------------------------------------------------------------------------------

Portfolio Manager

     PETER PERROTTI
     Vice President
     Hartford Investment
       Management Company


     Performance Overview

     12/31/1990 - 6/30/2001
     Growth of a $10,000 Investment

                                    [CHART]

        Mortgage         Lehman Mortgage
     Securities IA      Backed Securities
         10000               10000
         12584               12813
         13168               13704
         13998               14642
         13773               14406
         16000               16826
         16799               17726
         18307               19409
         19549               20764
         19864               21150
         19967               21228
         20612               22031

=============================================
Returns
                      Average Annual Returns
                        as of June 30, 2001
                    1 YEAR   5 YEAR   10 YEAR
Mortgage
Securities IA       10.15%    7.15%    7.04%
Lehman Mortgage
Backed Securities   11.28%    7.64%    7.69%
=============================================

The chart represents a hypothetical investment in the Hartford Mortgage Securities HLS Fund. (The annualized returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in the Class IB shares since 12/31/1990 would have been valued at $20,225 on 6/30/2001.

Q. HOW DID THE FUND PERFORM?

Hartford Mortgage Securities HLS Fund returned 3.23% for the six-month period ending June 30, 2001. The Fund underperformed its benchmark and peer group for this period. The Lehman Mortgage Backed Securities Index returned 3.78%, and the Lipper U.S. Mortgage Variable Annuity Underlying Fund Universe returned 3.46%. This performance positioned the fund in the 43rd percentile of its Lipper peer group for the first half of the year.

Q. WHY DID THE FUND PERFORM THIS WAY?

The focus of the market the year has been the economic slowdown and the aggressive Fed easing. The economic downturn has been led by a decrease in capital expenditures by corporations, with the manufacturing sector being hit the hardest. The consumer, however, has been surprisingly robust with the sales of homes and autos remaining relatively high. The Federal Reserve has reacted by lowering short-term rates by 275 basis points this year. The Fed move has lead to a dramatic steepening of the yield curve. The two-year treasury yield has dropped by almost 100 basis points to 4.24%, while the ten-year treasury yield has actually risen by 30 basis points to 5.40%. The steeper curve has helped premium coupons outperform the discounts as the drop in short-term rates more than offset the rise in prepayments.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2001?

The environment has been good for fixed income assets in general. Mortgages securities have slightly outperformed comparable duration treasuries, and provide a balance return profile for the balance of 2001. Although prepayments remain high, mortgage rates are off their lows. The steep curve has brought increased demand from banks. Inflation appears to be under control, therefore, it is unlikely that rates will move significantly higher in the near future. The market is pricing in an economic upturn, as evidenced by the shape of the yield curve. Mortgages offer a good yield pick up versus treasuries, and should perform well for the remainder of the year.

However, within the mortgage market, the value dynamics have changed. Higher coupon mortgages have been the best performers year to date and will continue to do well in the current yield curve environment. However, in either a recovery or another downturn, premiums are likely to underperform discounts. We are reducing the exposure to premiums in favor of discount coupons. We are leaving the duration slightly long as it helps increase the funds overall yield.

--------------------------------------------------------------------------------
 TABLE OF CONTENTS
--------------------------------------------------------------------------------

        Manager Discussions                                                  2

        Hartford HLS Mutual Funds Financial Statements:

          Statement of Net Assets or Statement of Assets and
             Liabilities as of June 30, 2001:

             Hartford Global Communications HLS Fund                        24
             Hartford Global Financial Services HLS Fund                    25
             Hartford Global Health HLS Fund                                26
             Hartford Global Technology HLS Fund                            28
             Hartford International Small Company HLS Fund                  30
             Hartford Small Company HLS Fund, Inc.                          33
             Hartford International Capital Appreciation HLS Fund           36
             Hartford Capital Appreciation HLS Fund, Inc.                   38
             Hartford MidCap HLS Fund, Inc.                                 41
             Hartford MidCap Value HLS Fund                                 43
             Hartford International Opportunities HLS Fund, Inc.            45
             Hartford Global Leaders HLS Fund                               49
             Hartford Focus HLS Fund                                        52
             Hartford Stock HLS Fund, Inc.                                  53
             Hartford Value HLS Fund                                        55
             Hartford Growth and Income HLS Fund                            57
             Hartford Dividend and Growth HLS Fund, Inc.                    59
             Hartford Index HLS Fund, Inc.                                  61
             Hartford Global Advisers HLS Fund, Inc.
                (formerly Hartford International Advisers HLS Fund,Inc.)    67
             Hartford Advisers HLS Fund, Inc.                               74
             Hartford High Yield HLS Fund                                   80
             Hartford Bond HLS Fund, Inc.                                   86
             Hartford Mortgage Securities HLS Fund, Inc.                    90
             Hartford Money Market HLS Fund, Inc.                           92

          Statements of Operations for the Period Ended June 30, 2001       94

          Statements of Changes in Net Assets for the Period Ended
             June 30, 2001                                                  98

          Statements of Changes in Net Assets for the Year Period
             December 31, 2000                                             102

          Notes to Financial Statements                                    106

          Financial Highlights                                             126

          Privacy Policy                                                   136




Contract owners should refer to the prospectus provided to them at the time of purchase of their contract for a description of investment alternatives available in the Separate Accounts. This prospectus, along with the financial information contained in this report, provides them with complete and up-to-date financial information regarding the Separate Account.

This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

--------------------------------------------------------------
 HARTFORD GLOBAL COMMUNICATIONS HLS FUND
--------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------

                                                        MARKET
 SHARES                                                  VALUE
---------                                               ------
COMMON STOCKS -- 94.3%
            COMMUNICATIONS -- 84.7%
     3      ALLTEL Corp. ...........................   $   184
    *6      AT&T Canada, Inc., Class B..............       181
    19      AT&T Corp. .............................       418
   *10      AT&T Wireless Group.....................       164
     9      BCE, Inc. ..............................       224
     6      BellSouth Corp. ........................       242
    54      British Telecommunications PLC..........       338
     5      Broadwing, Inc. ........................       122
   *20      COLT Telecom Group PLC..................       135
    18      Deutsche Telekom AG.....................       408
     4      France Telecom S.A. ....................       191
   *26      Global Crossing Ltd. ...................       220
    14      Korea Telecom Corp., ADR................       299
    15      Motorola, Inc. .........................       248
   *26      NEXTEL Communications, Inc.,
             Class A................................       446
   *14      Nextel Partners, Inc. ..................       217
   *25      Orange S.A. ............................       203
    13      Qwest Communications International......       408
    10      SBC Communications, Inc. ...............       401
    *9      Sonus Networks, Inc. ...................       210
    65      Telecom Corp. of New Zealand............       147
    40      Telecom Italia S.p.A....................       359
    *3      TeleCommunication Systems, Inc. ........        10
     7      Telefonica S.A., ADR....................       252
     6      Telus Corp. ............................       130
     9      Verizon Communications, Inc. ...........       480
   *21      WorldCom, Inc. .........................       301
                                                       -------
                                                         6,938
                                                       -------
            MEDIA & ENTERTAINMENT -- 4.3%
    *6      Comcast Corp., Class A..................       269
    #0      NTT DoCoMo, Inc. .......................        87
                                                       -------
                                                           356
                                                       -------
            SOFTWARE & SERVICES -- 5.3%
   *11      China Unicom Ltd., ADR..................       195
    16      Magyar Tavkozlesi Rt., ADR..............       239
                                                       -------
                                                           434
                                                       -------
            Total common stocks (cost $8,638).......   $ 7,728
                                                       =======
PRINCIPAL
AMOUNT
---------

 SHORT-TERM SECURITIES -- 9.0%
            REPURCHASE AGREEMENT -- 9.0%
  $739      Joint Repurchase Agreement (See Note
             2(d)) 3.942% due 07/02/01..............   $   739
                                                       -------
            Total short-term securities (cost
              $739).................................   $   739
                                                       =======

                                                        MARKET
                                                         VALUE
                                                        ------

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, at value (total cost
  $9,377) -- see accompanying portfolio.............   $ 8,467
Receivable for securities sold......................       999
Receivable for Fund shares sold.....................        12
Receivable for dividends and interest...............        19
Cash and other assets...............................         3
                                                       -------
Total assets........................................     9,500
                                                       -------
LIABILITIES
Payable for securities purchased....................     1,301
Dividends payable...................................         7
                                                       -------
Total liabilities...................................     1,308
                                                       -------
Net assets..........................................   $ 8,192
                                                       =======

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share;
  800,000 shares authorized; 10,637 shares
  outstanding.......................................   $    11
Capital surplus.....................................    10,517
Accumulated undistributed net investment
  income............................................        18
Accumulated net realized loss on investments........    (1,444)
Unrealized depreciation of investments..............      (910)
                                                       -------
Net assets..........................................   $ 8,192
                                                       =======

Class IA
  Net asset value per share ($7,272 (divided by)
    9,442 shares outstanding) (600,000 shares
    authorized).......................................   $0.77
                                                         =====
Class IB
  Net asset value per share ($920 (divided by) 1,195
    shares outstanding) (200,000 shares authorized)...   $0.77
                                                         =====

 * Non-income producing during the period.

# Due to the presentation of the financial statements in thousands, the number of shares round to zero.

The accompanying notes are an integral part of this financial statement.

------------------------------------------------------------
 HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
------------------------------------------------------------

 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
------------------------------------------------------------

                                                      MARKET
 SHARES                                                VALUE
---------                                             ------
COMMON STOCKS -- 96.6%
            BANKS -- 35.9%
    26      Allied Irish Banks PLC................   $   288
    40      Australia & New Zealand Banking
             Group................................       342
    54      Banca Monte Dei Paschi................       168
    50      Banca Nazional Del Lavor..............       157
     9      Banco Latinoamericano de Exportaciones
             S.A., E Shares.......................       331
     9      Banco Popular Espanol S.A. ...........       311
   *17      Bank of Bermuda Ltd. .................       870
     2      Fannie Mae............................       179
     3      Freddie Mac...........................       196
     7      KBC Bancassurance Holding N.V.........       256
    12      Morgan (J.P.) Chase & Co., Inc. ......       526
    19      Pacific Century Financial Corp. ......       482
                                                     -------
                                                       4,106
                                                     -------
            FINANCIAL SERVICES -- 30.4%
    22      Abbey National PLC....................       385
    16      Barclays PLC..........................       478
    15      CGNU PLC..............................       203
     9      Citigroup, Inc. ......................       470
    19      Dexia.................................       299
    *3      Investment Technology Group, .........       161
    13      Manulife Financial Corp., ADR.........       366
     3      Merrill Lynch & Co., Inc. ............       154
    #0      Mitsubishi Tokyo Financial Group,
             Inc. ................................       183
    22      Nikko Securities Co., Ltd. (The)......       176
     2      Promise Co., Ltd. ....................       124
    39      Skandinaviska Enskilda, A Shares......       368
     1      Takefuji Corp. .......................       109
                                                     -------
                                                       3,476
                                                     -------
            INSURANCE -- 30.3%
     8      Ace Ltd. .............................       324
     7      Aegon N.V. ...........................       194
     7      AMBAC Financial Group, Inc. ..........       413
     4      American International Group, Inc. ...       378
    13      Annuity & Life Re (Holdings), Ltd. ...       472
     8      Cincinnati Financial Corp. ...........       328
   *13      Clark/Bardes, Inc. ...................       287
    58      Lloyds TSB Group PLC..................       580
     3      Marsh & McLennan Cos., Inc. ..........       343
     4      Reinsurance Group of America, ........       144
                                                     -------
                                                       3,463
                                                     -------
            Total common stocks...................   $11,045
                                                     =======

PRINCIPAL                                             MARKET
AMOUNT                                                 VALUE
---------                                             ------

SHORT-TERM SECURITIES -- 3.3%
            REPURCHASE AGREEMENT -- 3.3%
  $375      Joint Repurchase Agreement (See Note
             2(d)) 3.942% due 07/02/01............   $   375
                                                     -------
            Total short-term securities...........   $   375
                                                     =======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $10,897)........    96.6%  $11,045
Total short-term securities (cost
  $375)...................................     3.3       375
                                             -----   -------
Total investment in securities (total
  cost $11,272)...........................    99.9    11,420
Cash, receivables and other assets........     1.5       169
Payable for securities purchased..........    (1.3)     (143)
Dividends payable.........................    (0.1)       (7)
                                             -----   -------
Net assets................................   100.0%  $11,439
                                             =====   =======

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share;
  800,000 shares authorized; 11,430 shares
  outstanding...................................     $    11
Capital surplus.................................      11,413
Accumulated undistributed net investment
  income........................................          60
Accumulated net realized loss on investments....        (194)
Unrealized appreciation of investments..........         148
Unrealized appreciation of other assets and
  liabilities in foreign currencies.............           1
                                                     -------
Net assets......................................     $11,439
                                                     =======
Class IA
  Net asset value per share ($10,005 (divided by)
    9,996 shares outstanding) (600,000 shares
    authorized).....................................   $1.00
                                                       =====
Class IB
  Net asset value per share ($1,434 (divided by)
    1,434 shares outstanding) (200,000 shares
    authorized).....................................   $1.00
                                                       =====

* Non-income producing during the period.

# Due to the presentation of the financial statements in thousands, the number of shares round to zero.



The accompanying notes are an integral part of this financial statement.

------------------------------------------------------------
 HARTFORD GLOBAL HEALTH HLS FUND
------------------------------------------------------------


 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
------------------------------------------------------------

                                                      MARKET
 SHARES                                               VALUE
---------                                             ------
COMMON STOCKS -- 97.4%
            CHEMICALS -- 3.3%
   ++74     Aventis S.A., ADR....................   $  5,912
  *++18     Syngenta AG, ADR.....................        199
                                                    --------
                                                       6,111
                                                    --------
            CONSUMER NON-DURABLES -- 4.8%
     61     Cardinal Health, Inc. ...............      4,202
    125     McKesson HBOC, Inc. .................      4,621
                                                    --------
                                                       8,823
                                                    --------
            DRUGS -- 50.8%
    211     Abbott Laboratories..................     10,111
  *++32     Alkermes, Inc. ......................      1,123
     88     American Home Products Corp. ........      5,149
    177     AstraZeneca Group PLC, ADR...........      8,265
 *++142     Axys Pharmaceuticals, Inc. ..........        597
     90     Banyu Pharmaceutical Co. ............      1,649
    110     Bristol-Myers Squibb Co. ............      5,758
    *54     Connetics Corp. .....................        408
     78     Eli Lilly & Co. .....................      5,757
    *41     Forest Laboratories, Inc. ...........      2,939
    167     Fujisawa Pharmaceutical..............      3,776
    *38     Genaera Corp. .......................        183
  *++69     Genzyme Corp. .......................      4,233
    *44     Gilead Sciences, Inc. ...............      2,560
     73     GlaxoSmithKline PLC, ADR.............      4,107
   *357     Immunex Corp. .......................      6,330
  *++69     Medicines Co. (The)..................      1,422
   ++61     Nycomed Amersham PLC, ADR............      2,234
    *55     Oxford Glycosciences PLC.............        851
    264     Pharmacia Corp. .....................     12,122
     43     Roche Holdings AG....................      3,098
  *++46     SangStat Medical Corp. ..............        747
    121     Schering-Plough Corp. ...............      4,381
  *++61     Triangle Pharmaceuticals, Inc. ......        287
   *104     Versicor, Inc. ......................      1,305
  *++33     Vertex Pharmaceuticals, Inc. ........      1,648
  *++45     ViroPharma, Inc. ....................      1,540
                                                    --------
                                                      92,580
                                                    --------
            ELECTRICAL EQUIPMENT -- 1.7%
  *++63     Molecular Devices Corp. .............      1,267
    *86     Thermo Electron Corp. ...............      1,883
                                                    --------
                                                       3,150
                                                    --------
            HEALTH SERVICES -- 7.9%
   *201     Aclara Biosciences, Inc. ............      1,558
     82     HCA -- The Healthcare Co. ...........      3,688
   *191     Health Management Associates, Inc.,
             Class A.............................      4,010
      3     Serono S.A., Class B.................      2,880
    *44     Tenet Healthcare Corp. ..............      2,285
                                                    --------
                                                      14,421
                                                    --------

                                                     MARKET
 SHARES                                               VALUE
---------                                           --------
            INSURANCE -- 1.0%
      9     CIGNA Corp. .........................   $    843
  *++62     Health Net, Inc. ....................      1,070
                                                    --------
                                                       1,913
                                                    --------
            MACHINERY -- 1.4%
    109     Pall Corp. ..........................      2,567
                                                    --------
            MEDICAL INSTRUMENTS &
             SUPPLIES -- 14.3%
     39     Bausch & Lomb, Inc. .................      1,399
     85     Baxter International, Inc. ..........      4,155
     98     Beckman Coulter, Inc. ...............      4,007
    114     Becton, Dickinson & Co. .............      4,087
    164     Eisai Co., Ltd. .....................      3,675
    619     Gambro AB, B Shares..................      3,753
    213     Smith & Nephew PLC...................      1,101
    *64     St. Jude Medical, Inc. ..............      3,858
                                                    --------
                                                      26,035
                                                    --------
            RESEARCH & TESTING FACILITIES -- 9.0%
   *212     Argonaut Technologies, Inc. .........      1,103
   *++4     Cephalon, Inc. ......................        289
 *++181     Ciphergen Biosystems, Inc. ..........      1,223
  *++54     CV Therapeutics, Inc. ...............      3,067
 *++128     Exelixis, Inc. ......................      2,428
    *67     Gene Logic, Inc. ....................      1,452
     36     Monsanto Co. ........................      1,332
 *++210     Orchid Biosciences, Inc. ............      1,610
 *++113     Regeneron Pharmeceuticals, Inc. .....      3,922
                                                    --------
                                                      16,426
                                                    --------
            RETAIL -- 1.0%
     48     CVS Corp. ...........................      1,868
                                                    --------
            SOFTWARE & SERVICES -- 2.2%
 *++200     Genomica Corp. ......................        861
     96     IMS Health, Inc. ....................      2,725
    *52     WebMD Corp. .........................        365
                                                    --------
                                                       3,951
                                                    --------
            Total common stocks..................   $177,845
                                                    ========

PRINCIPAL
AMOUNT
---------

SHORT-TERM SECURITIES -- 3.5%
            REPURCHASE AGREEMENT -- 3.5%
 $6,374     Joint Repurchase Agreement (See Note
             2(d)) 3.942% due 07/02/01...........   $  6,374
                                                    --------
            Total short-term securities..........   $  6,374
                                                    ========


The accompanying notes are an integral part of this financial statement.

-----------------------------------------------------------

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $166,562).....    97.4%  $177,845
Total short-term securities (cost
  $6,374)...............................     3.5      6,374
                                           -----   --------
Total investment in securities (total
  cost $172,936)........................   100.9    184,219
Cash, receivables and other assets......     0.6      1,123
Securities lending collateral (See Note
  2(i)).................................    11.0     20,093
Payable for securities purchased........    (1.5)    (2,637)
Payable for Fund shares redeemed........    (0.0)       (77)
Securities lending collateral payable to
  brokers (See Note 2(i))...............   (11.0)   (20,093)
                                           -----   --------
Net assets..............................   100.0%  $182,628
                                           =====   ========


                                                    MARKET
                                                    VALUE
                                                   --------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share;
  800,000 shares authorized; 129,012 shares
  outstanding..................................    $    129
Capital surplus................................     166,396
Accumulated undistributed net investment
  income.......................................         133
Accumulated undistributed net realized gain on
  investments..................................       4,687
Unrealized appreciation of investments.........      11,283
Unrealized depreciation of forward foreign
  currency contracts (See Note 2(g))!..........          (1)
Unrealized appreciation of other assets and
  liabilities in foreign currencies............           1
                                                   --------
Net assets.....................................    $182,628
                                                   ========

Class IA
  Net asset value per share ($159,585 (divided by)
    112,710 shares outstanding) (600,000 shares
    authorized).....................................  $1.42
                                                      =====
Class IB
  Net asset value per share ($23,043 (divided by)
    16,302 shares outstanding) (200,000 shares
    authorized).....................................  $1.41
                                                      =====

 * Non-income producing during the period.

 ++ All or a portion of this security was on loan as of June 30, 2001 (See Note
    2(i)).

        !FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2001

                                                                    UNREALIZED
                                           CONTRACT    DELIVERY    APPRECIATION
DESCRIPTION                 MARKET VALUE    AMOUNT       DATE     (DEPRECIATION)
-----------                 ------------   --------    --------   --------------

Swedish Krona (Buy)             $431         $432      07/03/01        $(1)
                                                                       ===

------------------------------------------------------------
 HARTFORD GLOBAL TECHNOLOGY HLS FUND
------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
------------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- 97.4%
            COMMUNICATIONS -- 8.3%
    *44     CIENA Corp. .........................   $  1,664
  *+144     Exodus Communications, Inc. .........        297
    149     Motorola, Inc. ......................      2,469
    *41     Network Appliance, Inc. .............        567
     32     Nokia Corp., ADR.....................        703
    *32     QUALCOMM, Inc. ......................      1,866
   *+43     Sonus Networks, Inc. ................        995
                                                    --------
                                                       8,561
                                                    --------
            COMPUTERS & OFFICE EQUIPMENT -- 31.3%
    *23     Cirrus Logic, Inc. ..................        527
   *319     Cisco Systems, Inc. .................      5,809
   *182     Dell Computer Corp. .................      4,759
    110     Hewlett-Packard Co. .................      3,146
     41     International Business Machines
             Corp. ..............................      4,656
    *90     Lexmark International, Inc. .........      6,039
  *+634     Maxtor Corp. ........................      3,331
   *158     Palm, Inc. ..........................        958
    *77     SanDisk Corp. .......................      2,150
    *49     Solectron Corp. .....................        888
                                                    --------
                                                      32,263
                                                    --------
            ELECTRICAL EQUIPMENT -- 0.5%
    *15     Teradyne, Inc. ......................        506
                                                    --------
            ELECTRONICS -- 11.1%
    *34     Broadcom Corp., Class A..............      1,450
    *71     Cypress Semiconductor Corp. .........      1,691
    106     Intel Corp. .........................      3,112
  *+168     OmniVision Technologies, Inc. .......        947
     34     Sony Corp. ..........................      2,242
    *69     Taiwan Semiconductor Manufacturing
             Co., Ltd., ADR......................      1,049
  *+104     United Microelectronics Corp. .......        926
                                                    --------
                                                      11,417
                                                    --------
            MACHINERY -- 1.9%
    *76     Ultratech Stepper, Inc. .............      1,960
                                                    --------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------

            SOFTWARE & SERVICES -- 41.0%
    *58     Agile Software Corp. ................   $    984
    *93     AOL Time Warner, Inc. ...............      4,950
    *35     CSG Systems International, Inc. .....      2,012
     49     First Data Corp. ....................      3,151
    *85     i2 Technologies, Inc. ...............      1,681
    *55     Intuit, Inc. ........................      2,215
    *82     Macromedia, Inc. ....................      1,467
   *140     Microsoft Corp. .....................     10,223
    +47     Peregrine Systems, Inc. .............      1,351
    163     Rational Software Corp. .............      4,578
    *34     SunGard Data Systems, Inc. ..........      1,029
   *+62     VeriSign, Inc. ......................      3,721
    *19     VERITAS Software Corp. ..............      1,257
   *126     Verity, Inc. ........................      2,506
   *128     Vignette Corp. ......................      1,133
                                                    --------
                                                      42,258
                                                    --------
            TRANSPORTATION -- 3.3%
     56     Sabre Group Corp. ...................      2,780
    *19     Travelocity.com, Inc. ...............        574
                                                    --------
                                                       3,354
                                                    --------
            Total common stocks (cost
              $107,920)..........................   $100,319
                                                    ========
PRINCIPAL
AMOUNT
---------

 SHORT-TERM SECURITIES -- 6.8%
            REPURCHASE AGREEMENT -- 6.8%
 $7,033     Joint Repurchase Agreement (See Note
             2(d)) 3.942% due 07/02/01...........   $  7,033
                                                    --------
            Total short-term securities (cost
              $7,033)............................   $  7,033
                                                    ========


The accompanying notes are an integral part of this financial statement.

-----------------------------------------------------------

                                                    MARKET
                                                    VALUE
                                                   --------
STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, net of securities
  loaned.......................................    $100,015
Investment in securities loaned (See Note
  2(i))........................................       7,337
                                                   --------
Total investment in securities, at value (total
  cost $114,953) -- see accompanying
  portfolio....................................     107,352
Receivable for securities sold.................       5,900
Receivable for Fund shares sold................       1,541
Receivable for dividends and interest..........          10
Security lending collateral (See Note 2(i))....       7,940
Cash and other assets..........................           3
                                                   --------
Total assets...................................     122,746
                                                   --------
LIABILITIES
Payable for securities purchased...............      11,320
Payable for Fund shares sold...................         443
Security lending collateral payable to brokers
  (See Note 2(i))..............................       7,940
Other liabilities..............................           2
                                                   --------
Total liabilities..............................      19,705
                                                   --------
Net assets.....................................    $103,041
                                                   ========

                                                    MARKET
                                                    VALUE
                                                   --------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share;
  800,000 shares authorized; 181,362 shares
  outstanding..................................    $    181
Capital surplus................................     155,058
Accumulated net investment loss................        (158)
Accumulated net realized loss on investments...     (44,439)
Unrealized depreciation of investments.........      (7,601)
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(g))!..........          --
                                                   --------
Net assets.....................................    $103,041
                                                   ========
Class IA
  Net asset value per share ($88,030 (divided by)
    154,893 shares outstanding) (600,000 shares
    authorized).....................................  $0.57
                                                      =====
Class IB
  Net asset value per share ($15,011 (divided by)
    26,469 shares outstanding) (200,000 shares
    authorized).....................................  $0.57
                                                      =====

 * Non-income producing during the period.

 + All or a portion of this security was on loan as of June 30, 2001 (See Note
   2(i)).

        !FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2001

                                                                    UNREALIZED
                                         CONTRACT     DELIVERY     APPRECIATION
DESCRIPTION             MARKET VALUE      AMOUNT        DATE      (DEPRECIATION)
-----------             ------------     --------     --------    --------------
Japanese Yen (Buy)          $ 39           $ 39       07/03/01        $   --
                                                                      ======

-----------------------------------------------------------
 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
-----------------------------------------------------------

 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
-----------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                            ------
COMMON STOCKS -- 93.0%
            AUSTRALIA -- 9.0%
    10      Australian Gas Light Co.
             (Utilities)..........................   $   42
   *82      Australian Pipeline Trust (Metals,
             Minerals & Mining)...................      105
    85      Goodman Fielder Ltd. (Food, Beverage &
             Tobacco).............................       51
   *42      Infomedia Ltd. (Metals, Minerals &
             Mining)..............................       38
    16      Nufarm Ltd. (Chemicals)...............       23
   *61      Transfield Services Ltd. (Business
             Services)............................       62
                                                     ------
                                                        321
                                                     ------
            BELGIUM -- 2.5%
     3      Colruyt S.A. (Retail).................       88
                                                     ------
            DENMARK -- 2.4%
     1      Bang & Olufsen A/S, B Shares
             (Electronics)........................       18
     3      Radiometer A/S, B Shares (Medical
             Instruments & Supplies)..............       69
                                                     ------
                                                         87
                                                     ------
            FINLAND -- 0.7%
    *5      Okmetic Oyj (Electronics).............       26
                                                     ------
            FRANCE -- 5.5%
     2      Cegedim S.A. (Business Services)......       59
    *5      Dalet S.A. (Software & Services)......       13
   *@2      General De Sante (Business
             Services)............................       32
   *@1      Nexans S.A. (Electrical Equipment)....       24
   *#0      Nexans S.A. (Electrical Equipment)....       10
    *3      Risc Technology (Communications)......       24
    *1      Wavecom S.A. (Communications).........       33
                                                     ------
                                                        195
                                                     ------
            GERMANY -- 8.3%
   *11      Ceyoniq AG (Software & Services)......       70
     8      FAG Kugelfischer Georg Schaeffer AG
             (Machinery)..........................       48
   *@1      Fraport AG (Transportation)...........       32
   *11      MWG Biotech AG (Medical Instruments &
             Supplies)............................       36
    *4      PSI AG (Software & Services)..........       59
    *2      Telegate AG (Consumer Services).......       19
    *2      UMS United Medical Systems, Inc.
             (Health Services)....................       33
                                                     ------
                                                        297
                                                     ------
            HONG KONG -- 3.3%
  *260      Excel Technology International
             Holdings Ltd. (Financial Services)...       24
   450      Sa Sa International Holding Ltd.
             (Retail).............................       48
    36      VTech Holdings Ltd. (Electronics).....       17
    15      Yue Yuen Industrial Holdings (Consumer
             Non-Durables)........................       30
                                                     ------
                                                        119
                                                     ------

                                                     MARKET
 SHARES                                              VALUE
---------                                            ------

            IRELAND -- 3.0%
    78      Glanbia PLC (Food, Beverage &
             Tobacco).............................   $   62
    23      Independent News & Media (Media &
             Entertainment).......................       45
                                                     ------
                                                        107
                                                     ------
            ITALY -- 5.0%
    16      Banca Poplare Di Milano (Banks).......       64
    10      Esaote S.p.A. (Medical Instruments &
             Supplies)............................       27
    20      La Rinascente S.p.A. (Food, Beverage &
             Tobacco).............................       86
                                                     ------
                                                        177
                                                     ------
            JAPAN -- 30.5%
     4      Alpine Electronics, Inc.
             (Communications).....................       41
     1      Asahi Broadcasting Corp.
             (Communications).....................       73
     3      Asatsu-DK, Inc. (Communications)......       67
     1      Belluna Co., Ltd. (Retail)............       18
     5      Chugoku Bank Ltd. (Banks).............       33
    #0      Citizen Electronics Co.
             (Electronics)........................       17
     3      Densei-Lamda K.K. (Electrical
             Equipment)...........................       35
     4      Fujitsu Systems Construction Ltd.
             (Software & Services)................       31
     2      Fukuda Denshi Co., Ltd. (Medical
             Instruments & Supplies)..............       46
     5      Getz Brothers & Co., Inc. (Medical
             Instruments & Supplies)..............       22
    32      Higo Bank Ltd. (Banks)................      113
     1      Hutech Norin Co., Ltd.
             (Transportation).....................       14
   *14      Kinki Nippon Tourist Co.
             (Transportation).....................       36
     3      Kissei Pharmaceutical Co., Ltd.
             (Drugs)..............................       71
     4      Medca Japan Co., Ltd. (Research &
             Testing Facilities)..................       22
     2      Meiwa Estate Co., Ltd. (Real..........       28
    10      Mizuno Corp. (Retail).................       37
    #0      Moshi Moshi Hotline, Inc. (Business
             Services)............................       27
     5      N.I.C. Corp. (Business Services)......       51
     2      Nagaileben Co., Ltd. (Consumer Non-
             Durables)............................       46
    13      Nihon Kohden Corp. (Machinery)........       45
    13      Shinko Securities Co., Ltd. (Financial
             Services)............................       41
     2      Takuma Co., Ltd. (Utilities)..........       20
     5      Towa Pharmaceutical Co. (Drugs).......       56
     1      USS Co., Ltd. (Retail)................       33
    10      Yamaguchi Bank Ltd. (Banks)...........       63
                                                     ------
                                                      1,086
                                                     ------
            NETHERLANDS -- 6.4%
     2      Ballast Nedim N.V. (Construction).....       38
     3      Grolsch N.V. (Food, Beverage &
             Tobacco).............................       46

The accompanying notes are an integral part of this financial statement.

-----------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                            ------
COMMON STOCKS -- (CONTINUED)
            NETHERLANDS -- (CONTINUED)
     1      IHC Caland N.V. (Energy & Services)...   $   34
     1      International-Muller N.V. (Energy &
             Services)............................       30
    *1      SNT Group N.V. (Business Services)....       18
    *6      Tele Atlas N.V. (Transportation)......       29
     2      Volker Wessels Stevin N.V.
             (Construction).......................       33
                                                     ------
                                                        228
                                                     ------
            NEW ZEALAND -- 0.6%
    11      Tower Ltd. (Financial Services).......       23
                                                     ------
            NORWAY -- 0.4%
     2      Leif Hoegh & Co., ASA
             (Transportation).....................       15
                                                     ------
            SWEDEN -- 1.2%
     3      Esselte AB, A Shares (Computers &
             Office Equipment)....................       15
     5      Esselte AB, B Shares (Computers &
             Office Equipment)....................       29
                                                     ------
                                                         44
                                                     ------
            UNITED KINGDOM -- 14.2%
    13      Abbot Group PLC (Energy & Services)...       34
    10      Ashtead Group PLC (Financial
             Services)............................       15
    27      Dawson Holdings PLC (Business
             Services)............................       26
   *42      Eurotunnel PLC (Transportation).......       43
    89      Express Dairies PLC (Food, Beverage &
             Tobacco).............................       44
  *@15      Isoft Group PLC (Medical Instruments &
             Supplies)............................       52
     9      Kelda Group PLC (Utilities)...........       50
   *34      NMT Group PLC (Medical Instruments &
             Supplies)............................       13
   263      Premier Oil PLC (Energy & Services)...       85
     2      RM PLC (Software & Services)..........       18
    23      Smith (David S.) Holdings PLC (Forest
             & Paper Products)....................       45
    15      Somerfield PLC (Food, Beverage &
             Tobacco).............................       27
     3      UMECO PLC (Aerospace & Defense).......       22
    11      Whatman PLC (Software & Services).....       33
                                                     ------
                                                        507
                                                     ------
            Total common stocks...................   $3,320
                                                     ======


PRINCIPAL                                            MARKET
AMOUNT                                               VALUE
---------                                            ------

SHORT-TERM SECURITIES -- 3.2%
            REPURCHASE AGREEMENT -- 3.2%
  $115      Joint Repurchase Agreement (See Note
             2(d))
             3.942% due 07/02/01..................   $  115
                                                     ------
            Total short-term securities...........   $  115
                                                     ======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $3,499)........     93.0%  $3,320
Total short-term securities (cost
  $115)..................................      3.2      115
                                             -----   ------
Total investment in securities (total
  cost $3,614)...........................     96.2    3,435
Cash, receivables and other assets.......      4.5      160
Payable for securities purchased.........     (0.7)     (25)
                                             -----   ------
Net assets...............................    100.0%  $3,570
                                             =====   ======

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share; 800,000
  shares authorized; 3,650 shares outstanding....    $    4
Capital surplus..................................     3,665
Accumulated undistributed net investment
  income.........................................         8
Accumulated undistributed net realized gain on
  investments....................................        73
Unrealized depreciation of investments...........      (179)
Unrealized depreciation of forward foreign
  currency contracts (See Note 2(g))!............        (1)
                                                     ------
Net assets.......................................    $3,570
                                                     ======
Class IA
  Net asset value per share ($3,223 (divided by)
    3,295 shares outstanding) (600,000 shares
    authorized).....................................  $0.98
                                                      =====
Class IB
  Net asset value per share ($347 (divided by) 355
    shares outstanding) (200,000 shares
    authorized).....................................  $0.98
                                                      =====

----------------------------------------------------------
 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
----------------------------------------------------------

 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
----------------------------------------------------------

                                                    MARKET
                                                    VALUE
                                                    ------
DIVERSIFICATION BY INDUSTRY:
Aerospace & Defense......................     0.6%  $   22
Banks....................................     7.6      273
Business Services........................     7.7      275
Chemicals................................     0.6       23
Communications...........................     6.7      238
Computers & Office Equipment.............     1.2       44
Construction.............................     2.0       71
Consumer Non-Durables....................     2.1       76
Consumer Services........................     0.5       19
Drugs....................................     3.6      127
Electrical Equipment.....................     1.9       69
Electronics..............................     2.2       78
Energy & Services........................     5.1      183
Financial Services.......................     2.9      103
Food, Beverage & Tobacco.................     8.8      316
Forest & Paper Products..................     1.3       45
Health Services..........................     0.9       33
Machinery................................     2.7       93
Media & Entertainment....................     1.3       45
Medical Instruments & Supplies...........     7.4      265
Metals, Minerals & Mining................     4.0      143
Real Estate..............................     0.8       28
Research & Testing Facilities............     0.6       22
Retail...................................     6.3      224
Software & Services......................     6.3      224
Transportation...........................     4.8      169
Utilities................................     3.1      112
                                            -----   ------
         Total common stocks.............    93.0%  $3,320
                                            =====   ======

 * Non-income producing during the period.

 @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the market value of these securities amounted to $140 or 3.9% of net assets.

# Due to the presentation of the financial statements in thousands, the number of shares round to zero.

        !FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2001

                                                                          UNREALIZED
                                               CONTRACT     DELIVERY     APPRECIATION
DESCRIPTION                    MARKET VALUE     AMOUNT        DATE      (DEPRECIATION)
-----------                    ------------    --------     --------    --------------
Australian Dollar (Buy)            $ 14          $ 15       07/02/01         $(1)
Euro (Buy)                           12            12       07/02/01          --
Euro (Buy)                            1             1       07/03/01          --
Hong Kong Dollar (Buy)                2             2       07/03/01          --
Hong Kong Dollar (Buy)                2             2       07/03/01          --
Japanese Yen (Sell)                  33            33       07/02/01          --
                                                                             ---
                                                                             $(1)
                                                                             ===

The accompanying notes are an integral part of this financial statement.

------------------------------------------------------------
 HARTFORD SMALL COMPANY HLS FUND, INC.
------------------------------------------------------------

 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
------------------------------------------------------------

                                                    MARKET
 SHARES                                              VALUE
---------                                          ---------
COMMON STOCKS -- 92.0%
            APPAREL & TEXTILE -- 0.9%
   *+234    Genesco, Inc. ......................   $   7,872
                                                   ---------
            BANKS -- 1.2%
     436    People's Bank.......................      10,161
                                                   ---------
            BUSINESS SERVICES -- 4.5%
   *+345    Getty Images, Inc. .................       9,059
    *501    I-Many, Inc. .......................       6,757
    *329    Iron Mountain, Inc. ................      14,765
  *1,009    US Oncology, Inc. ..................       8,969
                                                   ---------
                                                      39,550
                                                   ---------
            CHEMICALS -- 0.9%
     437    Wellman, Inc. ......................       7,819
                                                   ---------
            COMMUNICATIONS -- 1.8%
    *352    Lightbridge, Inc. ..................       6,833
   *+992    McLeodUSA, Inc., Class A............       4,555
    *612    NMS Communications Corp. ...........       4,287
                                                   ---------
                                                      15,675
                                                   ---------
            COMPUTERS & OFFICE EQUIPMENT -- 2.5%
    *468    Cirrus Logic, Inc. .................      10,780
    *188    Planar Systems, Inc. ...............       4,877
  *1,442    Western Digital Corp. ..............       5,769
                                                   ---------
                                                      21,426
                                                   ---------
            CONSTRUCTION -- 1.3%
     439    Granite Construction, Inc. .........      11,166
                                                   ---------
            CONSUMER DURABLES -- 2.8%
    *411    Furniture Brands International,
             Inc. ..............................      11,519
     268    Martin Marietta Materials, Inc. ....      13,248
                                                   ---------
                                                      24,767
                                                   ---------
            CONSUMER NON-DURABLES -- 2.9%
  *1,032    Airgas, Inc. .......................      12,284
     373    Callaway Golf Co. ..................       5,893
     138    D & K Healthcare Resources, Inc. ...       5,067
     *82    Priority Healthcare Corp., Class
             B..................................       2,308
                                                   ---------
                                                      25,552
                                                   ---------
            CONSUMER SERVICES -- 2.1%
   *+568    WMS Industries, Inc. ...............      18,276
                                                   ---------
            DRUGS -- 4.7%
    +224    Alpharma, Inc., Class A.............       6,107
    *213    ArQule, Inc. .......................       4,620
    *130    Gilead Sciences, Inc. ..............       7,583
   *+260    ImmunoGen, Inc. ....................       5,192
   *+130    NPS Pharmaceuticals, Inc. ..........       5,243
    *338    Serologicals Corp. .................       7,204
    *+98    Vertex Pharmaceuticals, Inc. .......       4,856
                                                   ---------
                                                      40,805
                                                   ---------
            EDUCATION -- 0.6%
   *+245    Edison Schools, Inc. ...............       5,596
                                                   ---------

                                                    MARKET
 SHARES                                              VALUE
---------                                          ---------

            ELECTRICAL EQUIPMENT -- 1.3%
    *245    Molecular Devices Corp. ............   $   4,913
   *+138    Rudolf Technologies, Inc. ..........       6,495
                                                   ---------
                                                      11,408
                                                   ---------
            ELECTRONICS -- 7.7%
    *998    Aeroflex, Inc. .....................      10,475
   *+368    Emcore Corp. .......................      11,305
    *292    Intersil Holding Corp. .............      10,643
   *+362    Mattson Technology, Inc. ...........       6,320
   *+445    Oak Technology, Inc. ...............       4,714
    *333    Pericom Semiconductor Corp. ........       5,232
    *237    SBS Technologies, Inc. .............       4,478
    *564    Stratos Lightwave, Inc. ............       7,337
     *41    Supertex, Inc. .....................         508
    *166    Vicor Corp. ........................       2,704
    *286    Virata Corp. .......................       3,391
                                                   ---------
                                                      67,107
                                                   ---------
            ENERGY & SERVICES -- 2.2%
     227    Ashland, Inc. ......................       9,083
   *+192    Hanover Compressor Co. .............       6,347
     141    Questar Corp. ......................       3,489
                                                   ---------
                                                      18,919
                                                   ---------
            EXCHANGE TRADED FUNDS -- 1.4%
     198    iShares Russell 2000 Growth Index
             Fund...............................      12,606
                                                   ---------
            FINANCIAL SERVICES -- 3.4%
     304    Federated Investors, Inc., Class
             B..................................       9,792
    *130    Investment Technology Group.........       6,538
     257    Legg Mason, Inc. ...................      12,798
                                                   ---------
                                                      29,128
                                                   ---------
            FOOD, BEVERAGE & TOBACCO -- 0.9%
    *200    Smithfield Foods, Inc. .............       8,056
                                                   ---------
            HEALTH SERVICES -- 6.6%
    *272    Aclara Biosciences, Inc. ...........       2,110
   *+612    Caremark Rx, Inc. ..................      10,059
    *637    Covance, Inc. ......................      14,428
    *449    Magellan Health Services, Inc. .....       5,750
   *+147    Orthodontic Centers of America......       4,457
      *6    Pharmacyclics, Inc. ................         214
    *325    Renal Care Group, Inc. .............      10,699
    *315    Triad Hospitals, Inc. ..............       9,283
                                                   ---------
                                                      57,000
                                                   ---------
            INSURANCE -- 0.8%
   *+398    Health Net, Inc. ...................       6,918
                                                   ---------
            MACHINERY -- 1.9%
    *265    Ultratech Stepper, Inc. ............       6,794
    *137    Varian Medical Systems, Inc. .......       9,773
                                                   ---------
                                                      16,567
                                                   ---------

------------------------------------------------------------
 HARTFORD SMALL COMPANY HLS FUND, INC.
------------------------------------------------------------

 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
------------------------------------------------------------

                                                    MARKET
 SHARES                                              VALUE
---------                                          ---------
COMMON STOCKS -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 2.7%
    *320    Cox Radio Inc., Class A.............   $   8,906
   *+272    Emmis Broadcast Corp. ..............       8,364
    *511    Entravision Communications Corp. ...       6,279
                                                   ---------
                                                      23,549
                                                   ---------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.3%
   *+149    Arthrocare Corp. ...................       3,886
     112    Beckman Coulter, Inc. ..............       4,561
    *290    Edwards Life Sciences Corp. ........       7,653
    *254    I-STAT Corp. .......................       3,740
                                                   ---------
                                                      19,840
                                                   ---------
            METALS, MINERALS & MINING -- 2.4%
     426    AK Steel Holding Corp. .............       5,346
    *519    Stillwater Mining Co. ..............      15,181
                                                   ---------
                                                      20,527
                                                   ---------
            REAL ESTATE -- 2.1%
     317    Liberty Property Trust (REIT).......       9,377
    +391    Reckson Associates Realty Corp.
             (REIT).............................       8,988
                                                   ---------
                                                      18,365
                                                   ---------
            RESEARCH & TESTING FACILITIES --0.4%
    *180    Core Laboratories N.V. .............       3,368
                                                   ---------
            RETAIL -- 8.8%
    *850    Barnes & Noble, Inc. ...............      33,436
   *+115    Chang's (P.F.) China Bistro,
             Inc. ..............................       4,366
    *239    Cheesecake Factory, Inc. (The)......       6,764
  *1,042    Hollywood Entertainment Corp. ......       8,813
      16    Pier 1 Imports, Inc. ...............         183
    *374    RARE Hospitality International......       8,446
   *+522    Whole Foods Market, Inc. ...........      14,157
                                                   ---------
                                                      76,165
                                                   ---------
            RUBBER & PLASTICS PRODUCTS -- 2.0%
   *+261    Reebok International Ltd. ..........       8,329
    *373    Vans, Inc...........................       8,758
                                                   ---------
                                                      17,087
                                                   ---------
            SOFTWARE & SERVICES -- 7.0%
   *+112    Affiliated Computer Services, Inc.,
             Class A............................       8,044
    *185    Cognex Corp. .......................       6,259
   *+472    E*TRADE Group, Inc. ................       3,042
    *350    GTECH Holdings Corp. ...............      12,412
    *121    Intranet Solutions, Inc. ...........       4,612
     *77    Manhattan Associates, Inc. .........       3,053
    *137    NetIQ Corp. ........................       4,291
   *+140    Optimal Robotics Corp. .............       5,328
   *+518    SeeBeyond Technology Corp. .........       6,212
   *+218    Serena Software.....................       7,908
                                                   ---------
                                                      61,161
                                                   ---------

                                                    MARKET
 SHARES                                              VALUE
---------                                          ---------

            TRANSPORTATION -- 10.4%
    *205    Arkansas Best Corp. ................   $   4,716
    *308    Atlantic Coast Airlines Holdings....       9,222
    *373    Atlas Air, Inc. ....................       5,277
    *376    BE Aerospace, Inc. .................       7,163
    *247    Doncasters PLC, ADR.................       6,772
    *914    easyJet PLC.........................       5,564
   *@241    easyJet PLC.........................       1,475
    *473    Frontier Airlines, Inc. ............       5,796
    *259    Raynair Holdings PLC, ADR...........      13,460
     456    Skywest, Inc. ......................      12,756
   *+934    Swift Transportation Co., Inc. .....      17,993
                                                   ---------
                                                      90,194
                                                   ---------
            UTILITIES -- 1.5%
      34    National Fuel Gas Co. ..............       1,757
   *+190    Waste Connections, Inc. ............       6,840
     163    WGL Holdings, Inc. .................       4,424
                                                   ---------
                                                      13,021
                                                   ---------
            Total common stocks.................     799,651
                                                   =========
PRINCIPAL
 AMOUNT
---------

SHORT-TERM SECURITIES -- 7.0%
            REPURCHASE AGREEMENT -- 6.8%
 $58,946    Joint Repurchase Agreement
             (See Note 2(d))
             3.942% due 07/02/01................      58,946
            U.S. TREASURY BILLS -- 0.2%
   2,000    3.499% due 09/13/01.................   $   1,986
                                                   ---------
            Total short-term securities.........   $  60,932
                                                   =========
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $755,461)....     92.0%  $ 799,651
Total short-term securities (cost
  $60,932).............................      7.0      60,932
                                           -----   ---------
Total investment in securities (total
  cost $816,393).......................     99.0     860,583
Cash, receivables and other assets.....      4.0      34,467
Securities lending collateral (See Note
  2(i))................................     16.4     142,822
Payable for securities purchased.......     (3.0)    (25,848)
Payable for Fund shares redeemed.......     (0.0)       (248)
Securities lending collateral payable
  to brokers (See Note 2(i))...........    (16.4)   (142,822)
Other liabilities......................     (0.0)        (47)
                                           -----   ---------
Net assets.............................    100.0%  $ 868,907
                                           =====   =========

The accompanying notes are an integral part of this financial statement.

----------------------------------------------------------

                                                  MARKET
                                                   VALUE
                                                 ---------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  1,500,000 shares authorized; 623,265 shares
  outstanding.................................   $  62,327
Capital surplus...............................     950,411
Accumulated undistributed net investment
  income......................................         367
Distribution in excess of net realized gain on
  investments.................................    (188,634)
Unrealized appreciation of investments........      44,190
Unrealized appreciation of futures contracts
  ++..........................................         246
                                                 ---------
Net assets....................................   $ 868,907
                                                 =========

Class IA
  Net asset value per share ( $816,668 (divided by)
    585,666 shares outstanding) (1,125,000 shares
    authorized)....................................   $1.39
                                                     ======
Class IB
  Net asset value per share ($52,239 (divided by)
    37,599 shares outstanding) (375,000 shares
    authorized)....................................   $1.39
                                                     ======

 * Non-income producing during the period.

 @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the market value of these securities amounted to $1,475 or 0.2% of net assets.

 + All or a portion of this security was on loan as of June 30, 2001 (See Note
   2(i)).

++ The Fund had 70 Russell 2000 September 2001 futures contracts open as of June
   30, 2001. These contracts had a value of $18,046 as of June 30, 2001 and were collateralized by U.S. Treasury Bills with a market value of $1,986. (Number of contracts not in $000's)

-----------------------------------------------------------
 HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
-----------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
-----------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                            ------
COMMON STOCKS -- 87.6%
            AUSTRALIA -- 1.3%
     1      News Corp. Ltd., ADR (Media &
             Entertainment).......................   $   52
                                                     ------
            BRAZIL -- 0.4%
    #0      Telemig Celular participacoes S.A.,
             ADR (Communications).................       17
                                                     ------
            CANADA -- 1.0%
     1      Alcan, Inc. (Metals, Minerals &
             Mining)..............................       42
                                                     ------
            CHINA -- 1.4%
   *11      China Mobile (Hong Kong) Ltd.
             (Communications).....................       58
                                                     ------
            DENMARK -- 0.6%
     1      NEG Micon A/S (Machinery).............       26
                                                     ------
            FINLAND -- 2.1%
     4      Nokia Oyj (Communications)............       86
                                                     ------
            FRANCE -- 15.5%
     2      Altran Technologies S.A. (Business
             Services)............................       79
     3      AXA (Financial Services)..............       71
     1      Banque National de Paris (BNP)
             (Banks)..............................       70
     1      Coflexip S.A., ADR (Energy &
             Services)............................       45
     1      Dassault Systemes S.A. (Computers &
             Office Equipment)....................       46
    #0      Essilor International S.A. (Medical
             Instruments & Supplies)..............       29
     1      Societe Television Francaise 1 (Media
             & Entertainment).....................       32
    #0      Total Fina S.A., B Shares (Energy &
             Services)............................       42
     2      Vivendi Environnement
             (Transportation).....................       88
     2      Vivendi Universal S.A. (Media &
             Entertainment).......................      139
                                                     ------
                                                        641
                                                     ------
            GERMANY -- 9.6%
     1      Adidas AG (Apparel & Textile).........       79
     1      Bayerische Motoren Werke (BMW) AG
             (Transportation).....................       43
     4      Deutsche Telekom AG (Communications)..       79
    #0      Porsche AG (Consumer Durables)........       34
     1      SAP AG (Software & Services)..........       83
     1      Software AG (Software & Services).....       77
                                                     ------
                                                        395
                                                     ------
            HONG KONG -- 1.8%
    24      Li & Fung Ltd. (Consumer
             Non-Durables)........................       39
     4      Sun Hung Kai Properties (Real
             Estate)..............................       36
                                                     ------
                                                         75
                                                     ------

                                                     MARKET
 SHARES                                              VALUE
---------                                            ------

            IRELAND -- 4.1%
     4      CRH PLC (Metals, Minerals & Mining)...   $   68
    #0      Elan Corp., PLC, ADR (Health
             Services)............................       24
     2      Raynair Holdings PLC, ADR
             (Transportation).....................       78
                                                     ------
                                                        170
                                                     ------
            ITALY -- 0.8%
     4      Mediaset S.p.A. (Media &
             Entertainment).......................       34
                                                     ------
            JAPAN -- 1.7%
    #0      Kyocera Corp. (Electronics)...........       35
     1      Tokyo Electron Ltd. (Electronics).....       36
                                                     ------
                                                         71
                                                     ------
            NETHERLANDS -- 4.6%
    *1      Royal Dutch Petroleum Co. (Energy &
             Services)............................       29
     3      Unilever N.V., NY Shares (Consumer
             Non-Durables)........................      161
                                                     ------
                                                        190
                                                     ------
            SINGAPORE -- 0.5%
     2      Creative Labs, Inc. (Computers &
             Office Equipment)....................       19
                                                     ------
            SOUTH KOREA -- 4.6%
     5      PoHang Iron & Steel Co., Ltd., ADR
             (Metals, Minerals & Mining)..........       95
    @1      Samsung Electronics, GDR
             (Electronics)........................       94
                                                     ------
                                                        189
                                                     ------
            SPAIN -- 1.4%
  *@#0      Industria de Diseno Textil (Apparel &
             Textile).............................        1
    *4      Industria de Diseno Textil (Apparel &
             Textile).............................       56
                                                     ------
                                                         57
                                                     ------
            SWEDEN -- 1.9%
    13      Gambro AB, A Shares (Medical
             Instruments & Supplies)..............       80
                                                     ------
            SWITZERLAND -- 2.3%
    #0      Nestle S.A. (Food, Beverage &
             Tobacco).............................       94
                                                     ------
            TAIWAN -- 0.8%
    *2      Taiwan Semiconductor Manufacturing
             Co., Ltd. ADR (Electronics)..........       32
                                                     ------
            UNITED KINGDOM -- 31.2%
   *15      ARM Holdings PLC (Electronics)........       55
     3      AstraZeneca Group PLC (Drugs).........      144
     5      BP Amoco PLC (Energy & Services)......       38
    17      British Airways PLC
             (Transportation).....................       81
    17      Capita Group PLC (Business
             Services)............................      109
   *16      COLT Telecom Group PLC
             (Communications).....................      107

The accompanying notes are an integral part of this financial statement.

-----------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                            ------
COMMON STOCKS -- (CONTINUED)
            UNITED KINGDOM -- (CONTINUED)
     7      Compass Group PLC (Food, Beverage &
             Tobacco).............................   $   58
     3      GlaxoSmithKline PLC (Drugs)...........       81
     8      Lloyds TSB Group PLC (Insurance)......       77
     5      Logica PLC (Software & Services)......       66
    31      Marks & Spencer PLC (Retail)..........      111
     9      Reed International PLC (Media &
             Entertainment).......................       83
    36      Rentokil Initial PLC (Business
             Services)............................      124
    14      Smith & Nephew PLC (Medical
             Instruments & Supplies)..............       71
     1      Tyco International Ltd. (Consumer
             Non-Durables)........................       60
    12      Vodafone AirTouch PLC
             (Communications).....................       27
                                                     ------
                                                      1,292
                                                     ------
            Total common stocks (cost $3,877).....   $3,620
                                                     ======
PRINCIPAL
AMOUNT
---------

 SHORT-TERM SECURITIES -- 10.2%
            REPURCHASE AGREEMENT -- 10.2%
  $422      Joint Repurchase Agreement (See Note
             2(d)) 3.942% due 07/02/01............   $  422
                                                     ------
            Total short-term securities (cost
              $422)...............................   $  422
                                                     ======

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, at value (total cost
  $4,299) -- see accompanying portfolio..........    $4,042
Receivable for securities sold...................        73
Receivable for Fund shares sold..................       166
Receivable for dividends and interest............         6
Cash and other assets............................         1
                                                     ------
Total assets.....................................     4,288
                                                     ------
LIABILITIES
Payable for securities purchased.................       153
Other liabilities................................         2
                                                     ------
Total liabilities................................       155
                                                     ------
Net assets.......................................    $4,133
                                                     ======

                                                     MARKET
                                                     VALUE
                                                     ------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share; 800,000
  shares authorized; 4,603 shares outstanding....    $    5
Capital surplus..................................     4,504
Accumulated undistributed net investment
  income.........................................        11
Accumulated net realized loss on investments.....      (130)
Unrealized depreciation of investments...........      (257)
                                                     ------
Net assets.......................................    $4,133
                                                     ======
Class IA
  Net asset value per share ($3,516 (divided by)
    3,916 shares outstanding) (600,000 shares
    authorized).....................................  $0.90
                                                      =====
Class IB
  Net asset value per share ($617 (divided by)
    687 shares outstanding) (200,000 shares
    authorized).....................................  $0.90
                                                      =====

DIVERSIFICATION BY INDUSTRY:
Apparel & Textile..........................   3.3%   $  136
Banks......................................   1.7        70
Business Services..........................   7.5       312
Communications.............................   9.0       374
Computers & Office Equipment...............   1.6        65
Consumer Durables..........................   0.8        34
Consumer Non-Durables......................   6.3       260
Drugs......................................   5.4       225
Electronics................................   6.1       252
Energy & Services..........................   3.7       154
Financial Services.........................   1.7        71
Food, Beverage & Tobacco...................   3.7       152
Health Services............................   0.6        24
Insurance..................................   1.9        77
Machinery..................................   0.6        26
Media & Entertainment......................   8.2       340
Medical Instruments & Supplies.............   4.4       180
Metals, Minerals & Mining..................   5.0       205
Real Estate................................   0.9        36
Retail.....................................   2.7       111
Software & Services........................   5.5       226
Transportation.............................   7.0       290
                                             ----    ------
         Total common stocks...............  87.6%   $3,620
                                             ====    ======

 * Non-income producing during the period.

 @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the market value of these securities amounted to $95 or 2.3% of net assets.

# Due to the presentation of the financial statements in thousands, the number of shares round to zero.

------------------------------------------------------------
 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
------------------------------------------------------------

 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- 88.6%
            BANKS -- 2.8%
   1,600    Bank of America Corp. .............   $   96,048
   2,099    Morgan (J.P.) Chase & Co., Inc. ...       93,620
   2,471    Washington Mutual, Inc. ...........       92,767
                                                  ----------
                                                     282,435
                                                  ----------
            BUSINESS SERVICES -- 2.3%
  *3,000    KPMG Consulting, Inc. .............       46,050
    +700    Lamar Advertising Co., Class A.....       30,800
   3,212    Manpower, Inc. ....................       96,033
 *+2,100    United Rentals (North America),....       54,495
                                                  ----------
                                                     227,378
                                                  ----------
            COMMUNICATIONS -- 7.9%
   9,267    AT&T Corp. ........................      203,881
   1,440    Broadwing, Inc. ...................       35,208
   *+824    Echostar Communications Corp., A
             Shares............................       26,701
 *+2,400    Exodus Communications, Inc. .......        4,944
   3,201    Motorola, Inc. ....................       53,010
 *+5,787    NTL, Inc. .........................       69,727
  *1,260    Openwave Systems, Inc. ............       43,729
  *2,200    QUALCOMM, Inc. ....................      128,656
 *+1,481    Sonus Networks, Inc. ..............       34,589
 *12,309    WorldCom, Inc. ....................      174,792
    +492    WorldCom, Inc. -- MCI Group........        7,927
                                                  ----------
                                                     783,164
                                                  ----------
            COMPUTERS & OFFICE EQUIPMENT --3.1%
  *3,800    Cisco Systems, Inc. ...............       69,160
   *+595    Maxtor Corp. ......................        3,124
   1,400    Minnesota Mining & Manufacturing
             Co. ..............................      159,740
 *+2,500    Solectron Corp. ...................       45,750
  +1,517    Symbol Technologies, Inc. .........       33,682
                                                  ----------
                                                     311,456
                                                  ----------
            CONSUMER DURABLES -- 0.9%
  +2,212    Grainger (W.W.), Inc. .............       91,054
                                                  ----------
            CONSUMER NON-DURABLES -- 2.4%
   2,848    McKesson HBOC, Inc. ...............      105,729
 *+6,000    Smurfit-Stone Container Corp. .....       97,200
     692    Tyco International Ltd. ...........       37,687
                                                  ----------
                                                     240,616
                                                  ----------
            DRUGS -- 3.9%
 *+2,000    Gilead Sciences, Inc. .............      116,380
  *4,221    Immunex Corp. .....................       74,919
   2,609    Pharmacia Corp. ...................      119,870
   1,300    Teva Pharmaceutical Industries
             Ltd., ADR.........................       80,990
                                                  ----------
                                                     392,159
                                                  ----------
            ELECTRICAL EQUIPMENT -- 1.4%
 *+1,500    Credence Systems Corp. ............       36,360
    *935    Ionics, Inc. ......................       29,449

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------

            ELECTRICAL EQUIPMENT -- (CONTINUED)
     133    Millipore Corp. ...................   $    8,268
  *2,800    Thermo Electron Corp. .............       61,656
                                                  ----------
                                                     135,733
                                                  ----------
            ELECTRONICS -- 5.0%
 *11,000    Agere Systems, Inc. ...............       82,500
 *+3,886    Flextronics International Ltd. ....      101,461
     824    Samsung Electronics................      121,644
   2,150    Sony Corp. ........................      141,348
  *2,087    UCAR International, Inc. ..........       24,935
  *1,150    Vishay Intertechnology, Inc. ......       26,450
                                                  ----------
                                                     498,338
                                                  ----------
            ENERGY & SERVICES -- 4.1%
  *2,901    Canadian Natural Resources Ltd. ...       85,745
  *3,000    Rowan Cos., Inc. ..................       66,300
  +7,606    Sasol Ltd., ADR....................       68,986
     193    Suncor Energy, Inc. ...............        4,960
     417    Transocean Sedco Forex, Inc. ......       17,196
  +3,300    Valero Energy Corp. ...............      121,374
  *3,076    XTO Energy, Inc. ..................       44,133
                                                  ----------
                                                     408,694
                                                  ----------
            FINANCIAL SERVICES -- 3.0%
   2,120    American General Finance Corp. ....       98,493
   1,500    Citigroup, Inc. ...................       79,260
   1,000    Legg Mason, Inc. ..................       49,760
     631    Orix Corp. ........................       61,352
  *1,400    Pinnacle Holdings, Inc. ...........        8,414
                                                  ----------
                                                     297,279
                                                  ----------
            FOOD, BEVERAGE & TOBACCO -- 2.6%
   3,364    Archer-Daniels-Midland Co. ........       43,728
  *1,500    Coach, Inc. .......................       57,075
   2,756    Philip Morris Cos., Inc. ..........      139,872
     810    Sara Lee Corp. ....................       15,334
                                                  ----------
                                                     256,009
                                                  ----------
            HEALTH SERVICES -- 1.4%
   1,000    HCA -- The Healthcare Co. .........       45,190
  *2,976    Lincare Holdings, Inc. ............       89,310
                                                  ----------
                                                     134,500
                                                  ----------
            INSURANCE -- 3.3%
   6,000    Ace Ltd. ..........................      234,540
   1,650    MBIA, Inc. ........................       91,872
                                                  ----------
                                                     326,412
                                                  ----------
            MACHINERY -- 1.3%
   2,145    Ingersoll-Rand Co. ................       88,366
 *+2,000    Terex Corp. .......................       42,400
                                                  ----------
                                                     130,766
                                                  ----------
            MEDIA & ENTERTAINMENT -- 6.6%
 *12,045    AT&T -- Liberty Media Group, Class
             A.................................      210,665
  *2,000    Clear Channel Communications.......      125,400
  *3,700    Comcast Corp., Class A.............      160,580

The accompanying notes are an integral part of this financial statement.

------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            MEDIA &
             ENTERTAINMENT -- (CONTINUED)
    +539    Knight-Ridder, Inc. ...............   $   31,986
 *+3,000    Six Flags, Inc. ...................       63,120
  *2,457    USA Networks, Inc. ................       69,260
                                                  ----------
                                                     661,011
                                                  ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.8%
   5,000    Becton, Dickinson & Co. ...........      178,950
                                                  ----------
            METALS, MINERALS & MINING -- 5.7%
   3,800    Alcoa, Inc. .......................      149,720
   2,250    Engelhard Corp. ...................       58,028
   1,923    Lockheed Martin Corp. .............       71,229
   1,153    OAO LUKoil Holdings ADR............       58,494
  +3,800    Petroleo Brasileiro S.A., ADR......       98,800
   3,602    Precision Castparts Corp. .........      134,783
                                                  ----------
                                                     571,054
                                                  ----------
            REAL ESTATE -- 1.1%
   1,000    Boston Properties, Inc. (REIT).....       40,900
  *3,439    Security Capital Group, Inc.,
             Class.............................       73,589
                                                  ----------
                                                     114,489
                                                  ----------
            RESEARCH & TESTING
             FACILITIES -- 0.5%
  *1,400    Regeneron Pharmeceuticals, Inc. ...       48,510
                                                  ----------
            RETAIL -- 3.6%
  *1,875    Cheesecake Factory, Inc. (The).....       53,063
   3,300    Dollar General Corp. ..............       64,350
   5,110    Limited, Inc. (The)................       84,409
  *9,500    Staples, Inc. .....................      151,905
                                                  ----------
                                                     353,727
                                                  ----------
            RUBBER & PLASTICS PRODUCTS -- 0.6%
   1,364    NIKE, Inc., Class B................       57,279
                                                  ----------
            SOFTWARE & SERVICES -- 9.8%
  *5,000    AOL Time Warner, Inc. .............      265,000
  *1,476    Avant! Corp. ......................       19,636
  *1,660    Cognex Corp. ......................       56,191
    *433    Computer Sciences Corp. ...........       14,989
     856    First Data Corp. ..................       54,979
  *4,900    i2 Technologies, Inc. .............       97,020
  *2,435    Intuit, Inc. ......................       97,376
  *1,000    Microsoft Corp. ...................       73,000
 *+3,000    Peregrine Systems, Inc. ...........       87,000
 *+3,000    Rational Software Corp. ...........       84,150
 *+1,500    VeriSign, Inc. ....................       90,015
 *+4,000    Vignette Corp. ....................       35,480
                                                  ----------
                                                     974,836
                                                  ----------
            TRANSPORTATION -- 8.6%
  *4,632    AMR Corp. .........................      167,358
   4,000    CSX Corp. .........................      144,960
   3,451    Delphi Automotive Systems Corp. ...       54,970
   4,400    Northrop Grumman Corp. ............      352,439
  +1,661    Royal Carrribean Cruises Ltd. .....       36,718
   1,200    USFreightways Corp. ...............   $   35,400
   2,717    Werner Enterprises, Inc. ..........       65,887
                                                  ----------
                                                     857,732
                                                  ----------
            UTILITIES -- 4.9%
  *6,000    Calpine Corp. .....................      226,800
  +3,800    CMS Energy Corp. ..................      105,830
   5,000    Waste Management, Inc. ............      154,100
                                                  ----------
                                                     486,730
                                                  ----------
            Total common stocks................   $8,820,311
                                                  ==========
CONVERTIBLE PREFERRED STOCKS -- 0.5%
            AEROSPACE & DEFENSE -- 0.5%
   1,010    Raytheon Co. ......................   $   49,606
                                                  ----------
            Total convertible preferred
             stocks............................   $   49,606
                                                  ==========
PRINCIPAL
 AMOUNT
---------

CORPORATE NOTES + -- 0.0%
            UTILITIES -- 0.0%
$  5,000    Winstar Communications, Inc. (Ca)
             12.75% due 04/15/10...............   $       50
                                                  ----------
            Total corporate notes..............   $       50
                                                  ==========
SHORT-TERM SECURITIES -- 9.8%
            REPURCHASE AGREEMENT -- 9.8%
$973,704    Joint Repurchase Agreement (See
             Note 2(d))
            3.942% due 07/02/01................   $  973,704
                                                  ----------
            Total short-term securities........   $  973,704
                                                  ==========
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $8,285,660).........................     88.6%  $8,820,311
Total convertible preferred stocks
  (cost $51,311)......................      0.5       49,606
Total corporate notes (cost $1,201)...      0.0           50
Total short-term securities (cost
  $973,704)...........................      9.8      973,704
                                          -----   ----------
Total investment in securities (total
  cost $9,311,876)....................     98.9    9,843,671
Cash, receivables and other assets....      1.7      175,698
Securities lending collateral
  (See Note 2(i)).....................      4.4      439,674
Payable for securities purchased......     (0.6)     (55,654)
Payable for Fund shares redeemed......     (0.0)      (2,638)
Securities lending collateral payable
  to brokers (See Note 2(i))..........     (4.4)    (439,674)
Other liabilities.....................     (0.0)        (403)
                                          -----   ----------
Net assets............................    100.0%  $9,960,674
                                          =====   ==========

-----------------------------------------------------------
 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
-----------------------------------------------------------

 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
-----------------------------------------------------------

                                                   MARKET
                                                   VALUE
                                                 ----------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  3,000,000 shares authorized; 2,282,976
  shares outstanding..........................   $  228,298
Capital surplus...............................    9,111,335
Accumulated undistributed net investment
  income......................................       28,477
Accumulated undistributed net realized gain on
  investments.................................       60,863
Unrealized appreciation of investments........      531,795
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(g))!.........           20
Unrealized depreciation of other assets and
  liabilities in foreign currencies...........         (114)
                                                 ----------
Net assets....................................   $9,960,674
                                                 ==========

                                                     MARKET
                                                     VALUE
                                                     ------

Class IA
  Net asset value per share ($9,685,066 / 2,219,689
    shares outstanding) (2,250,000 shares
    authorized)....................................   $4.36
                                                      =====
Class IB
  Net asset value per share ($275,608 / 63,287
    shares outstanding) (750,000 shares
    authorized)....................................   $4.35
                                                      =====

* Non-income producing during the period.

++ All or a portion of this security was on loan as of June 30, 2001 (See Note
   2(i)).

+ The ratings associated with the corresponding bond holdings were obtained from Moody's as of June 30, 2001, unless another source is noted for a particular security.

        !FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2001

                                                                         UNREALIZED
                                            CONTRACT      DELIVERY      APPRECIATION
DESCRIPTION                MARKET VALUE      AMOUNT         DATE       (DEPRECIATION)
-----------                ------------     --------      --------     --------------
Japanese Yen (Sell)          $ 6,864          6,896       07/02/01          $ 32
Japanese Yen (Sell)           11,366         11,354       07/03/01           (12)
                                                                            ----
                                                                            $ 20
                                                                            ====

The accompanying notes are an integral part of this financial statement.

------------------------------------------------------------
 HARTFORD MIDCAP HLS FUND, INC.
------------------------------------------------------------

 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- 94.4%
            APPAREL & TEXTILE -- 0.7%
     267    Liz Claiborne, Inc. ...............   $   13,490
                                                  ----------
            BANKS -- 4.3%
     297    M&T Bank Corp. ....................       22,454
     451    State Street Corp. ................       22,300
   1,217    UnionBanCal Corp. .................       41,020
                                                  ----------
                                                      85,774
                                                  ----------
            BUSINESS SERVICES -- 4.8%
   *+208    Concord EFS, Inc. .................       10,802
    *679    Iron Mountain, Inc. ...............       30,440
    *496    Lamar Advertising Co., Class A.....       21,824
     680    Manpower, Inc. ....................       20,344
    *551    Robert Half International, Inc. ...       13,712
                                                  ----------
                                                      97,122
                                                  ----------
            COMMUNICATIONS -- 2.7%
 *+1,202    American Tower Corp., Class A......       24,847
  *1,721    NEXTEL Communications, Inc., Class
             A.................................       30,111
                                                  ----------
                                                      54,958
                                                  ----------
            COMPUTERS & OFFICE EQUIPMENT --1.4%
 *+1,014    Handspring, Inc. ..................        7,811
   *+629    Jabil Circuit, Inc. ...............       19,411
   *+174    Redback Networks, Inc. ............        1,550
                                                  ----------
                                                      28,772
                                                  ----------
            CONSUMER DURABLES -- 1.1%
     910    Herman Miller, Inc. ...............       22,012
                                                  ----------
            CONSUMER NON-DURABLES -- 3.8%
   2,447    Mattel, Inc. ......................       46,305
     815    McKesson HBOC, Inc. ...............       30,245
                                                  ----------
                                                      76,550
                                                  ----------
            CONSUMER SERVICES -- 0.9%
    +377    Cintas Corp. ......................       17,450
                                                  ----------
            DRUGS -- 5.1%
    *238    Forest Laboratories, Inc. .........       16,905
    *353    Genzyme Corp. .....................       21,539
    *573    Gilead Sciences, Inc. .............       33,325
  *1,735    Immunex Corp. .....................       30,794
                                                  ----------
                                                     102,563
                                                  ----------
            EDUCATION -- 0.7%
    *392    DeVry, Inc. .......................       14,166
                                                  ----------
            ELECTRICAL EQUIPMENT -- 2.5%
     146    Danaher Corp. .....................        8,148
     752    PerkinElmer, Inc. .................       20,692
     358    Tektronix, Inc. ...................        9,712
    *351    Teradyne, Inc. ....................       11,618
                                                  ----------
                                                      50,170
                                                  ----------

            ELECTRONICS -- 4.1%
   *+602    Cypress Semiconductor Corp. .......   $   14,348
   *+386    Flextronics International Ltd. ....       10,071
  *1,310    Lattice Semiconductor Corp. .......       31,964
   *+301    Sanmina Corp. .....................        7,044
    *828    Vishay Intertechnology, Inc. ......       19,039
                                                  ----------
                                                      82,466
                                                  ----------
            ENERGY & SERVICES -- 4.3%
    *656    Noble Drilling Corp. ..............       21,497
     674    Transocean Sedco Forex, Inc. ......       27,794
    *971    Varo International, Inc. ..........       18,067
   *+385    Weatherford International, Inc. ...       18,480
                                                  ----------
                                                      85,838
                                                  ----------
            FINANCIAL SERVICES -- 5.0%
     540    Bear Stearns Cos., Inc. (The)......       31,835
    *241    Investment Technology Group,
             Inc. .............................       12,100
    +708    Legg Mason, Inc. ..................       35,220
     681    Waddell & Reed Financial, Inc.,
             Class A...........................       21,612
                                                  ----------
                                                     100,767
                                                  ----------
            FOOD, BEVERAGE & TOBACCO -- 3.1%
     594    Kellogg Co. .......................       17,212
     579    Pepsi Bottling Group, Inc. ........       23,218
     751    Ralston Purina Co. ................       22,539
                                                  ----------
                                                      62,969
                                                  ----------
            FOREST & PAPER PRODUCTS -- 1.8%
   1,785    Abitibi-Consolidated, Inc. ........       13,651
     521    Bowater, Inc. .....................       23,323
                                                  ----------
                                                      36,974
                                                  ----------
            HEALTH SERVICES -- 2.9%
  *2,068    Health Management Associates, Inc.,
             Class A...........................       43,515
    *307    Tenet Healthcare Corp. ............       15,843
                                                  ----------
                                                      59,358
                                                  ----------
            INSURANCE -- 4.5%
   1,075    Ace Ltd. ..........................       42,022
     417    AMBAC Financial Group, Inc. .......       24,246
     434    MBIA, Inc. ........................       24,173
                                                  ----------
                                                      90,441
                                                  ----------
            MACHINERY -- 3.5%
  *1,054    Grant Prideco, Inc. ...............       18,440
     512    Ingersoll-Rand Co. ................       21,090
   *+303    Lam Research Corp. ................        8,996
     510    Parker-Hannifin Corp. .............       21,644
                                                  ----------
                                                      70,170
                                                  ----------

The accompanying notes are an integral part of this financial statement.

------------------------------------------------------------
 HARTFORD MIDCAP HLS FUND, INC.
------------------------------------------------------------

 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 3.1%
   *+270    Adelphia Communications Corp.,
             Class A...........................   $   11,054
     351    Scripps (E.W.) Co. (The), Class
             A.................................       24,247
    *944    USA Networks, Inc. ................       26,611
                                                  ----------
                                                      61,912
                                                  ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 4.6%
      67    Beckman Coulter, Inc. .............        2,730
   1,163    Becton, Dickinson & Co. ...........       41,635
     500    Biomet, Inc. ......................       24,047
    *409    St. Jude Medical, Inc. ............       24,510
                                                  ----------
                                                      92,922
                                                  ----------
            METALS, MINERALS & MINING -- 0.8%
     450    Lockheed Martin Corp. .............       16,673
                                                  ----------
            RESEARCH & TESTING
             FACILITIES -- 1.7%
    *451    Quest Diagnostics, Inc. ...........       33,727
                                                  ----------
            RETAIL -- 6.4%
    *366    Bed Bath & Beyond, Inc. ...........       10,980
   1,512    Dollar General Corp. ..............       29,476
  *1,130    Dollar Tree Stores, Inc. ..........       31,445
   1,123    Family Dollar Stores, Inc. ........       28,790
  *1,368    Staples, Inc. .....................       21,879
    *300    Starbucks Corp. ...................        6,905
                                                  ----------
                                                     129,475
                                                  ----------
            RUBBER & PLASTICS PRODUCTS -- 1.4%
   *+730    Sealed Air Corp. ..................       27,204
                                                  ----------
            SOFTWARE & SERVICES -- 11.9%
    *155    Affiliated Computer Services, Inc.,
             Class A...........................       11,132
    *727    Cabletron Systems, Inc. ...........       16,610
  *1,338    Cadence Design Systems, Inc. ......       24,925
    *477    Ceridian Corp. ....................        9,137
 *+1,305    E*TRADE Group, Inc. ...............        8,419
    *236    Fiserv, Inc. ......................       15,118
 *+1,896    Gartner Group, Inc., Class A.......       20,857
     787    IMS Health, Inc. ..................       22,415
    *939    Intuit, Inc. ......................       37,547
    *220    Peregrine Systems, Inc. ...........        6,383
  *1,258    Rational Software Corp. ...........       35,295
   *+320    VeriSign, Inc. ....................       19,227
  *1,698    WebMD Corp. .......................       11,886
                                                  ----------
                                                     238,951
                                                  ----------
            TRANSPORTATION -- 4.7%
   1,191    Delphi Automotive Systems Corp. ...       18,973
     603    Delta Air Lines, Inc. .............       26,562
     314    Empresa Brasileira de Aeronautica
             S.A., ADR.........................       12,270
   *+300    Raynair Holdings PLC, ADR..........       15,595
   1,166    Southwest Airlines Co. ............       21,568
                                                  ----------
                                                      94,968
            UTILITIES -- 2.6%
     917    DPL, Inc. .........................   $   26,565
     731    KeySpan Corp. .....................       26,652
                                                  ----------
                                                      53,217
                                                  ----------
            Total common stocks................   $1,901,059
                                                  ==========
PRINCIPAL
 AMOUNT
---------

SHORT-TERM SECURITIES -- 4.3%
            REPURCHASE AGREEMENT -- 4.3%
 $86,380    Joint Repurchase Agreement (See
             Note 2(d))
             3.942% due 07/02/01...............   $   86,380
                                                  ----------
            Total short-term securities........   $   86,380
                                                  ==========
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $1,762,062).........................     94.4%  $1,901,059
Total short-term securities (cost
  $86,380)............................      4.3       86,380
                                          -----   ----------
Total investment in securities (total
  cost $1,848,442)....................     98.7    1,987,439
Cash, receivables and other assets....      2.0       40,447
Securities lending collateral (See
  Note 2(i))..........................      6.0      120,261
Payable for securities purchased......     (0.7)     (14,312)
Payable for Fund shares redeemed......     (0.0)          (1)
Securities lending collateral payable
  to brokers (See Note 2(i))..........     (6.0)    (120,261)
Other liabilities.....................     (0.0)         (81)
                                          -----   ----------
Net assets............................    100.0%  $2,013,492
                                          =====   ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  2,000,000 shares authorized; 952,806 shares
  outstanding.................................    $   95,281
Capital surplus...............................     1,882,413
Accumulated undistributed net investment
  income......................................           672
Distribution in excess of net realized gain on
  investments.................................      (103,871)
Unrealized appreciation of investments........       138,997
                                                  ----------
Net assets....................................    $2,013,492
                                                  ==========
Class IA
  Net asset value per share ($1,900,237 / 899,043
    shares outstanding) (1,500,000 shares
    authorized).....................................   $2.11
                                                       =====
Class IB
  Net asset value per share ($113,255 / 53,763
    shares outstanding) (500,000 shares
    authorized).....................................   $2.11
                                                       =====

* Non-income producing during the period.

++ All or a portion of this security was on loan as of June 30, 2001 (See Note
   2(i)).

The accompanying notes are an integral part of this financial statement.

------------------------------------------------------------
 HARTFORD MIDCAP VALUE HLS FUND
------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
------------------------------------------------------------

                                                     MARKET
 SHARES                                               VALUE
---------                                            -------
COMMON STOCKS -- 90.5%
            APPAREL & TEXTILE -- 1.6%
     *6     Jones Apparel Group, Inc..............   $   259
                                                     -------
            BANKS -- 8.4%
      7     Charter One Financial.................       214
      4     Golden West Financial Corp............       244
     15     Pacific Century Financial Corp........       395
     13     UnionBanCal Corp......................       441
      3     Webster Financial Corp................        92
                                                     -------
                                                       1,386
                                                     -------
            BUSINESS SERVICES -- 5.9%
    *12     Arrow Electronics, Inc................       296
    *13     KPMG Consulting, Inc..................       195
    *10     United Rentals (North America)........       252
    *27     UnitedGlobalCom, Inc., Class A........       237
                                                     -------
                                                         980
                                                     -------
            CHEMICALS -- 0.7%
      2     Air Products & Chemicals, Inc.........        78
      1     Cambrex Corp..........................        40
                                                     -------
                                                         118
                                                     -------
            COMMUNICATIONS -- 1.6%
    *57     McLeodUSA, Inc., Class A..............       261
                                                     -------
            COMPUTERS & OFFICE EQUIPMENT -- 2.5%
     *6     Cirrus Logic, Inc.....................       143
    *15     Quantum Corp. -- DLT & Storage
             Systems..............................       154
    *27     Western Digital Corp..................       109
                                                     -------
                                                         406
                                                     -------
            CONSTRUCTION -- 3.2%
      7     Granite Construction, Inc.............       170
      3     Kaufman and Broad Home Corp...........        87
     *7     Toll Brothers, Inc....................       263
                                                     -------
                                                         520
                                                     -------
            CONSUMER DURABLES -- 3.6%
      3     BorgWarner Automotive, Inc............       154
    *13     Dal-Tile International, Inc...........       236
      6     Lafarge Corp..........................       201
                                                     -------
                                                         591
                                                     -------
            CONSUMER NON-DURABLES -- 2.6%
      9     Callaway Golf Co......................       136
     *6     Suiza Foods...........................       292
                                                     -------
                                                         428
                                                     -------
            CONSUMER SERVICES -- 1.3%
      6     Harman International Industries,
             Inc..................................       213
                                                     -------
            ELECTRICAL EQUIPMENT -- 0.4%
      1     Eaton Corp............................        63
                                                     -------
            ELECTRONICS -- 1.6%
    *24     General Semiconductor.................       255
                                                     -------
            ENERGY & SERVICES -- 4.9%
      1     Ashland, Inc..........................   $    48
      5     Devon Energy Corp.....................       252
      3     IHC Caland N.V........................       155
      9     Lyondell Petrochemical Co.............       131
     *7     Rowan Cos., Inc.......................       152
      2     Unocal Corp...........................        61
                                                     -------
                                                         799
                                                     -------
            FINANCIAL SERVICES -- 3.4%
      6     Golden State Bancorp, Inc.............       179
      4     Legg Mason, Inc.......................       199
      6     Metris Cos., Inc......................       189
                                                     -------
                                                         567
                                                     -------
            FOOD, BEVERAGE & TOBACCO -- 1.4%
     *6     Constellation Brands, Inc.............       230
                                                     -------
            FOREST & PAPER PRODUCTS -- 4.0%
     20     Abitibi-Consolidated, Inc.............       154
    *20     Packaging Corp. of America............       304
    *15     Pactiv Corp...........................       201
                                                     -------
                                                         659
                                                     -------
            INSURANCE -- 7.0%
      6     Ace Ltd...............................       223
      5     AMBAC Financial Group, Inc............       297
     *4     Health Net, Inc.......................        66
     *9     Oxford Health Plans, Inc..............       266
      8     Reinsurance Group of America..........       306
                                                     -------
                                                       1,158
                                                     -------
            MACHINERY -- 3.6%
    *15     Axcelis Technologies, Inc.............       216
     14     CNH Global N.V........................        81
     *2     Grant Prideco, Inc....................        35
      8     Pall Corp.............................       191
      2     Stanley Works (The)...................        63
                                                     -------
                                                         586
                                                     -------
            MEDIA & ENTERTAINMENT -- 5.8%
    *13     Adelphia Communications Corp.,
             Class A .............................       521
    *10     Bally Total Fitness Holding Corp......       284
     *7     Six Flags, Inc........................       156
                                                     -------
                                                         961
                                                     -------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.5%
      6     DENTSPLY International, Inc...........       244
                                                     -------
            METALS, MINERALS & MINING -- 3.9%
      5     AK Steel Holding Corp.................        58
     *5     Anderson Exploration Ltd..............       107
     13     Engelhard Corp........................       330
    *17     Grupo IMSA S.A., ADR..................       150
                                                     -------
                                                         645
                                                     -------
            REAL ESTATE -- 3.9%
      9     Archstone Communities Trust (REIT)....       219
      7     Liberty Property Trust (REIT).........       201
      4     Spieker Properties, Inc. (REIT).......       222
                                                     -------
                                                         642
                                                     -------

The accompanying notes are an integral part of this financial statement.

------------------------------------------------------------
 HARTFORD MIDCAP VALUE HLS FUND
------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
------------------------------------------------------------

                                                     MARKET
 SHARES                                               VALUE
---------                                            -------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- 5.1%
     *3     Ann Taylor Store......................   $    90
     11     Dollar General Corp...................       211
    *17     Staples, Inc..........................       265
      9     TJX Cos., Inc. (The)..................       274
                                                     -------
                                                         840
                                                     -------
            RUBBER & PLASTICS PRODUCTS -- 0.3%
      2     Compagnie Generale des Etablissements
             Michelin, Class B....................        55
                                                     -------
            SOFTWARE & SERVICES -- 3.5%
    *15     Parametric Technology Corp............       208
    *48     SONICblue, Inc........................       160
    *14     Unisys Corp...........................       209
                                                     -------
                                                         577
                                                     -------
            TRANSPORTATION -- 4.9%
    *20     America West Airlines, Inc............       199
     *7     Atlas Air, Inc........................        95
      6     Canadian National Railway Co..........       223
     *6     Continental Airlines, Inc., Class B...       291
                                                     -------
                                                         808
                                                     -------
            UTILITIES -- 3.9%
      2     CMS Energy Corp.......................        64
      1     Kansas City Power & Light Co..........        34
    *10     Orion Power Holdings, Inc.............       226
    *16     Republic Services, Inc................       316
                                                     -------
                                                         640
                                                     -------
            Total common stocks (cost $14,705)....   $14,891
                                                     =======
PRINCIPAL
AMOUNT
---------

 SHORT-TERM SECURITIES -- 12.7%
            REPURCHASE AGREEMENT -- 12.7%
 $2,086     Joint Repurchase Agreement (See Note
             2(d)) 3.942% due 07/02/01............   $ 2,086
                                                     -------
            Total short-term securities (cost
              $2,086).............................   $ 2,086
                                                     =======

                                                     MARKET
                                                      VALUE
                                                     -------

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, at value (total cost
  $16,791) -- see accompanying portfolio........     $16,977
Receivable for securities sold..................         330
Receivable for Fund shares sold.................         845
Receivable for dividends and interest...........          11
Cash and other assets...........................           2
                                                     -------
Total assets....................................      18,165
                                                     -------
LIABILITIES
Payable for securities purchased................       1,718
                                                     -------
Total liabilities...............................       1,718
                                                     -------
Net assets......................................     $16,447
                                                     =======

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share;
  800,000 shares authorized; 16,223 shares
  outstanding...................................     $    16
Capital surplus.................................      16,196
Accumulated undistributed net investment
  income........................................          15
Accumulated undistributed net realized gain on
  investments...................................          34
Unrealized appreciation of investments..........         186
                                                     -------
  Net assets....................................     $16,447
                                                     =======
Class IA
  Net asset value per share ($13,852/13,663
    shares outstanding) (600,000 shares
    authorized).................................     $  1.01
                                                     =======
Class IB
  Net asset value per share ($2,595/2,560 shares
    outstanding) (200,000 shares authorized)....     $  1.01
                                                     =======

 * Non-income producing during the period.

The accompanying notes are an integral part of this financial statement.

-----------------------------------------------------------
 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
-----------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
-----------------------------------------------------------

                                                   MARKET
 SHARES                                            VALUE
---------                                        ----------
COMMON STOCKS -- 93.5%
            AUSTRALIA -- 0.8%
    1,043   Australia & New Zealand Banking
             Group (Banks)....................   $    8,956
                                                 ----------
            BELGIUM -- 0.5%
      156   KBC Bancassurance Holding N.V.
             (Banks)..........................        5,543
                                                 ----------
            BRAZIL -- 0.2%
       53   Embraer -- Empresa Brasileira de
             Aeronautica S.A., ADR (Aerospace
             & Defense).......................        2,054
                                                 ----------
            CANADA -- 1.0%
      497   Abitibi-Consolidated, Inc. (Forest
             & Paper Products)................        3,795
      172   Alcan, Inc. (Metals, Minerals &
             Mining)..........................        7,222
                                                 ----------
                                                     11,017
                                                 ----------
            CHINA -- 0.6%
   *1,349   China Mobile (Hong Kong) Ltd.
             (Communications).................        7,123
                                                 ----------
            FINLAND -- 3.4%
      317   Nokia Corp., ADR
             (Communications).................        6,976
      525   Nokia Oyj (Communications)........       11,898
    1,594   Sonera Oyj (Communications).......       12,431
      252   UPM-Kymmene Group (Forest & Paper
             Products)........................        7,133
                                                 ----------
                                                     38,438
                                                 ----------
            FRANCE -- 14.1%
     *+74   Atos Origin S.A. (Software &
             Services)........................        5,354
     +456   AXA (Financial Services)..........       12,990
     +179   Banque National de Paris (BNP)
             (Banks)..........................       15,587
     +289   Carrefour S.A. (Retail)...........       15,296
      222   CNP Assurances (Insurance)........        7,483
      +59   France Telecom S.A.
             (Communications).................        2,812
     +111   France Telecom S.A., ADR
             (Communications).................        5,342
     +101   L'Oreal (Consumer Non-Durables)...        6,520
      *39   Orange S.A. (Communications)......          315
 *@+1,009   Orange S.A. (Communications)......        8,204
      257   Pechiney S.A., A Shares (Metals,
             Minerals & Mining)...............       13,029
      132   Rhone-Poulenc, A Shares
             (Chemicals)......................       10,577
     +211   Suez Lyonnaise des Eaux S.A.
             (Energy & Services)..............        6,788
     +148   Total Fina S.A., B Shares (Energy
             & Services)......................       20,700
     +119   Vivendi Environnement
             (Transportation).................   $    5,025
      426   Vivendi Universal S.A. (Media &
             Entertainment)...................       24,847
                                                 ----------
                                                    160,869
                                                 ----------
            GERMANY -- 4.4%
     +216   Adidas AG (Apparel & Textile).....       13,119
     +312   Deutsche Telekom AG
             (Communications).................        7,051
     +285   Deutsche Telekom AG, ADR
             (Communications).................        6,389
     +380   RWE AG (Utilities)................       15,067
     +252   SAP AG (Software & Services)......        8,829
                                                 ----------
                                                     50,455
                                                 ----------
            HONG KONG -- 1.9%
      592   Cheung Kong (Holdings) Ltd. (Real
             Estate)..........................        6,452
   +4,687   New World Development Ltd. (Real
             Estate)..........................        5,709
      580   Sino Land Co., Ltd. (Real
             Estate)..........................          242
      959   Sun Hung Kai Properties (Real
             Estate)..........................        8,638
                                                 ----------
                                                     21,041
                                                 ----------
            IRELAND -- 2.2%
      995   Allied Irish Banks PLC (Banks)....       11,242
      298   CRH PLC (Construction)............        5,047
     *500   Rynair Holdings PLC
             (Transportation).................        5,175
    2,130   Smurfit (Jefferson) Group PLC
             (Consumer Durables)..............        3,931
                                                 ----------
                                                     25,395
                                                 ----------
            ITALY -- 2.9%
     +669   Alleanza Assicurazioni
             (Insurance)......................        7,059
   +3,028   Banca Monte Dei Paschi (Banks)....        9,434
   +3,533   Olivetti S.p.A.
             (Communications).................        6,250
   +1,646   Pirelli S.p.A. (Transportation)...        4,584
   +1,210   Telecom Italia Mobile S.p.A.
             (Communications).................        6,167
                                                 ----------
                                                     33,494
                                                 ----------
            JAPAN -- 14.3%
      476   Banyu Pharmaceutical Co.
             (Drugs)..........................        8,721
     +150   Canon, Inc. (Computers & Office
             Equipment).......................        6,062
      226   Fuji Photo Film Co., Ltd.
             (Consumer Non-Durables)..........        9,749
      192   Hoya Corp. (Medical Instruments &
             Supplies)........................       12,162
      +47   Itochu Techno-Science Corp.
             (Software & Services)............        5,363
        1   Japan Tobacco, Inc. (Food,
             Beverage & Tobacco)..............        8,758
      128   Kyocera Corp. (Electronics).......       11,307
      737   NEC Corp. (Electronics)...........        9,957
    1,443   Nikko Securities Co., Ltd. (The)
             (Financial Services).............       11,559

The accompanying notes are an integral part of this financial statement.

-----------------------------------------------------------
 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
-----------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
-----------------------------------------------------------

                                                   MARKET
 SHARES                                            VALUE
---------                                        ----------
COMMON STOCKS -- (CONTINUED)
            JAPAN -- (CONTINUED)
        1   Nippon Telegraph & Telephone Corp.
             (Communications).................   $    6,906
       #0   NTT DoCoMo, Inc. (Media &
             Entertainment)...................        6,751
     +200   Promise Co., Ltd. (Financial
             Services)........................       16,461
      933   Sapporo Breweries Ltd. (Food,
             Beverage & Tobacco)..............        2,992
      457   Sharp Corp. (Electronics).........        6,229
      216   Sony Corp. (Electronics)..........       14,189
      776   Tokyo Style Co., Ltd. (Apparel &
             Textile).........................        8,649
      306   Toyota Motor Corp.
             (Transportation).................       10,771
     +279   Yamato Transport Co., Ltd.
             (Transportation).................        5,850
                                                 ----------
                                                    162,436
                                                 ----------
            MEXICO -- 0.5%
      135   Grupo Televisa S.A. (Media &
             Entertainment)...................        5,401
                                                 ----------
            NETHERLANDS -- 8.5%
      526   Aegon N.V. (Insurance)............       14,792
      283   Akzo Nobel N.V. (Chemicals).......       11,975
      244   Fortis Netherlands N.V. (Financial
             Services)........................        5,944
      161   Heineken N.V. (Food, Beverage &
             Tobacco).........................        6,502
      430   Philips Electronics N.V.
             (Communications).................       11,392
     +264   Royal Dutch Petroleum Co. (Energy
             & Services)......................       15,170
       82   Royal Dutch Petroleum Co., NY
             Shares (Energy & Services).......        4,772
       79   Schlumberger Ltd. (Energy &
             Services)........................        4,159
      418   TNT Post Group N.V. (Consumer
             Services)........................        8,712
       32   Unilever N.V., CVA (Consumer Non-
             Durables)........................        1,912
      183   Unilever N.V., NY Shares (Consumer
             Non-Durables)....................       10,877
                                                 ----------
                                                     96,207
                                                 ----------
            RUSSIA -- 0.1%
       26   LUKoil Holdings ADR (Energy &
             Services)........................        1,309
                                                 ----------
            SOUTH KOREA -- 2.7%
    *@263   Hynix Semiconductor, Inc., GDR
             (Electronics)....................        2,831
      412   Korea Telecom Corp., ADR
             (Communications).................        9,047
       73   PoHang Iron & Steel Co., Ltd.
             (Metals, Minerals & Mining)......        5,849
       91   Samsung Electronics
             (Electronics)....................       13,441
                                                 ----------
                                                     31,168
                                                 ----------
            SPAIN -- 2.8%
     +376   Banco Popular Espanol S.A.
             (Banks)..........................   $   13,159
     +668   Iberdrola S.A. (Utilities)........        8,567
     *@37   Industria de Diseno Textil S.A.
             (Apparel & Textile)..............          588
    *+356   Industria de Diseno Textil S.A.
             (Apparel & Textile)..............        5,676
      +93   Telefonica S.A., ADR
             (Communications).................        3,480
                                                 ----------
                                                     31,470
                                                 ----------
            SWEDEN -- 3.9%
      391   Electrolux AB, B Shares (Consumer
             Durables)........................        5,405
      864   Gambro AB, A Shares (Medical
             Instruments & Supplies)..........        5,280
     +531   Gambro AB, B Shares (Medical
             Instruments & Supplies)..........        3,218
     +460   Hennes & Mauritz AB, B Shares
             (Retail).........................        7,878
    1,153   Skandinaviska Enskilda, A Shares
             (Financial Services).............       10,967
     *715   Sparbanken Sverige AB, A Shares
             (Banks)..........................        8,275
     +589   Telefonaktiebolaget LM Ericcson
             AB, B Shares, ADR
             (Communications).................        3,222
                                                 ----------
                                                     44,245
                                                 ----------
            SWITZERLAND -- 4.1%
      111   Nestle S.A. (Food, Beverage &
             Tobacco).........................       23,547
      234   Novartis AG (Drugs)...............        8,469
      105   Roche Holdings AG (Drugs).........        7,565
        8   Serono S.A., Class B (Health
             Services)........................        7,582
                                                 ----------
                                                     47,163
                                                 ----------
            TAIWAN -- 1.9%
       51   Chinatrust Commercian Bank
             (Banks)..........................           36
    2,708   Compal Electronics, Inc.
             (Computers & Office Equipment)...        2,910
   *4,117   Tawain Semiconductor Manufacturing
             Co., Ltd. (Electronics) .........        7,654
   *5,503   United Microelectronics Corp.
             (Electronics)....................        7,305
    *+404   United Microelectronics Corp., ADR
             (Electronics)....................        3,591
                                                 ----------
                                                     21,496
                                                 ----------

The accompanying notes are an integral part of this financial statement.

-----------------------------------------------------------

                                                   MARKET
 SHARES                                            VALUE
---------                                        ----------
COMMON STOCKS -- (CONTINUED)
            UNITED KINGDOM -- 22.7%
      634   AstraZeneca Group PLC (Drugs).....   $   29,470
      510   BAA PLC (Transportation)..........        4,734
      820   BAE Systems PLC (Aerospace &
             Defense).........................        3,924
      530   Barclays PLC (Financial
             Services)........................       16,229
      646   Billiton PLC (Metals, Minerals &
             Mining)..........................        3,192
      248   BP Amoco PLC (Energy &............        2,037
      220   BP Amoco PLC, ADR (Energy &
             Services)........................       10,957
    1,984   British Airways PLC
             (Transportation).................        9,570
      564   British Sky Broadcasting (Media &
             Entertainment)...................        5,437
   *1,113   British Telecommunications PLC
             (Communications).................        6,990
   *1,861   COLT Telecom Group PLC
             (Communications).................       12,876
       61   GlaxoSmithKline PLC (Drugs).......        1,697
     +151   GlaxoSmithKline PLC, ADR..........        8,487
    1,966   Granada PLC (Media &
             Entertainment)...................        4,099
    1,663   Imperial Chemical Industries PLC
             (Chemicals)......................        9,769
    2,495   Lattice Group PLC
             (Transportation).................        5,544
    2,151   Lloyds TSB Group PLC
             (Insurance)......................       21,461
    2,785   Marks & Spencer PLC (Retail)......       10,124
      506   Prudential Corp. PLC
             (Insurance)......................        6,109
      791   Reckitt & Benckiser PLC (Consumer
             Non-Durables)....................       11,389
    2,104   Reed International PLC (Media &
             Entertainment)...................       18,641
    4,172   Rentokil Initial PLC (Business
             Services)........................       14,169
      180   Rio Tinto PLC (Metals, Minerals &
             Mining)..........................        3,192
      509   Royal Bank of Scotland Group PLC
             (Banks)..........................       11,223
    1,345   Smith & Nephew PLC (Medical
             Instruments & Supplies)..........        6,960
      535   Standard Chartered PLC (Financial
             Services)........................        6,896
    5,954   Vodafone AirTouch PLC
             (Communications).................       13,147
                                                 ----------
                                                    258,323
                                                 ----------
            Total common stocks (cost
              $1,149,570).....................   $1,063,603
                                                 ==========

PRINCIPAL                                          MARKET
 AMOUNT                                            VALUE
---------                                        ----------

SHORT-TERM SECURITIES -- 3.0%
            REPURCHASE AGREEMENT -- 3.0%
$  34,655   Joint Repurchase Agreement (See
             Note 2(d)) 3.942% due 07/02/01...   $   34,655
                                                 ----------
            Total short-term securities (cost
              $34,655)........................   $   34,655
                                                 ==========
STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, net of securities
  loaned......................................   $  960,416
Investment in securities loaned (See Note
  2(i)).......................................      137,842
                                                 ----------
Total investment in securities, at value
  (total cost $1,184,225) -- see accompanying
  portfolio...................................    1,098,258
Receivable for securities sold................       13,127
Receivable for Fund shares sold...............       70,283
Receivable for dividends and interest.........       11,987
Security lending collateral (See Note 2(i))...      144,885
Cash and other assets.........................       26,602
                                                 ----------
Total assets..................................    1,365,142
                                                 ----------
LIABILITIES
Payable for securities purchased..............       40,807
Payable for Fund shares sold..................       40,437
Security lending collateral payable to brokers
  (See Note 2(i)).............................      144,885
Other liabilities.............................        1,967
                                                 ----------
Total liabilities.............................      228,096
                                                 ----------
Net assets....................................   $1,137,046
                                                 ==========

-----------------------------------------------------------
 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
-----------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
-----------------------------------------------------------

                                                   MARKET
                                                   VALUE
                                                 ----------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  2,500,000 shares authorized; 1,127,445
  shares outstanding..........................   $  112,745
Capital surplus...............................    1,241,953
Accumulated undistributed net investment
  income......................................       10,527
Distribution in excess of net realized gain on
Unrealized depreciation of investments........      (85,967)
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(g))!.........          538
Unrealized depreciation of other assets and
  liabilities in foreign currencies...........       (1,602)
                                                 ----------
Net assets....................................   $1,137,046
                                                 ==========
Class IA
  Net asset value per share
    ($1,108,756 / 1,099,366 shares
    outstanding) (1,875,000 shares
    authorized)...............................        $1.01
                                                      -----
                                                      -----
Class IB
  Net asset value per share ($28,290 / 28,079
    shares outstanding) (625,000 shares
    authorized)...............................        $1.01
                                                      -----

DIVERSIFICATION BY INDUSTRY:
Aerospace & Defense....................   0.5%   $    5,978
Apparel & Textile......................   2.5        28,032
Banks..................................   7.3        83,455
Business Services......................   1.2        14,169
Chemicals..............................   2.8        32,321
Communications.........................  13.0       148,018
Computers & Office Equipment...........   0.8         8,972
Construction...........................   0.4         5,047
Consumer Durables......................   0.8         9,336
Consumer Non-Durables..................   3.6        40,447
Consumer Services......................   0.8         8,712
Drugs..................................   5.7        64,409
Electronics............................   6.7        76,504
Energy & Services......................   5.8        65,892
Financial Services.....................   6.0        68,056
Food, Beverage & Tobacco...............   3.7        41,799
Forest & Paper Products................   1.0        10,928
Health Services........................   0.7         7,582
Insurance..............................   6.1        69,894
Media & Entertainment..................   5.7        65,176
Medical Instruments & Supplies.........   2.4        27,620
Metals, Minerals & Mining..............   2.9        32,484
Real Estate............................   1.9        21,041
Retail.................................   2.9        33,298
Software & Services....................   1.7        19,546
Transportation.........................   4.5        51,253
Utilities..............................   2.1        23,634
                                         ----    ----------
         Total common stocks...........  93.5%   $1,063,603
                                         ====    ==========

 * Non-income producing during the period.

@ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the market value of these securities amounted to $11,623 or 1.0% of net assets.

+ All or a portion of this security was on loan as of June 30, 2001 (See Note
  2(i)).

# Due to the presentation of the financial statements in thousands, the number of shares round to zero.

        !FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2001

                                                                              UNREALIZED
                                               CONTRACT       DELIVERY       APPRECIATION
DESCRIPTION                   MARKET VALUE      AMOUNT          DATE        (DEPRECIATION)
-----------                   ------------    ----------    -------------   --------------
Euro (Buy)                       $  634         $  645        07/02/01           $(11)
Euro (Buy)                        1,178          1,181        07/03/01             (3)
Euro (Sell)                       4,136          4,123        07/03/01            (13)
Hong Kong Dollar (Sell)             501            501        07/03/01             --
Hong Kong Dollar (Sell)             882            882        07/05/01             --
Japanese Yen (Buy)                3,196          3,210        07/02/01            (14)
Japanese Yen (Buy)                1,865          1,870        07/03/01             (5)
Japanese Yen (Sell)                 815            814        07/03/01             (1)
Japanese Yen (Sell)               5,721          5,838        07/19/01            117
Japanese Yen (Sell)               5,721          5,886        07/19/01            165
Japanese Yen (Sell)               7,629          7,932        07/19/01            303
                                                                                 ----
                                                                                 $538
                                                                                 ====

The accompanying notes are an integral part of this financial statement.

------------------------------------------------------------
 HARTFORD GLOBAL LEADERS HLS FUND
------------------------------------------------------------

 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
------------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- 94.5%
            APPAREL & TEXTILE -- 1.7%
    +123    Adidas AG............................   $  7,425
   *@+17    Industria de Diseno Textil...........        272
    *125    Industria de Diseno Textil...........      1,988
                                                    --------
                                                       9,685
                                                    --------
            BANKS -- 8.9%
     230    Banco Popular Espanol S.A. ..........      8,050
     214    Bank of America Corp. ...............     12,851
     233    Bank One Corp. ......................      8,331
     +65    Banque National de Paris (BNP).......      5,690
     128    Fannie Mae...........................     10,874
     129    Fleet Boston Financial Corp. ........      5,097
                                                    --------
                                                      50,893
                                                    --------
            BUSINESS SERVICES -- 3.7%
     807    Capita Group PLC.....................      5,191
   *+116    eBay, Inc. ..........................      7,959
   2,335    Rentokil Initial PLC.................      7,930
                                                    --------
                                                      21,080
                                                    --------
            CHEMICALS -- 2.1%
     250    du Pont (E.I.) de Nemours & Co. .....     12,070
                                                    --------
            COMMUNICATIONS -- 9.7%
  *1,493    China Telecom (Hong Kong) Ltd. ......      7,886
    *197    CIENA Corp. .........................      7,497
  *1,565    COLT Telecom Group PLC...............     10,826
    +185    Deutsche Telekom AG..................      4,182
    *+84    Echostar Communications Corp., A
             Shares..............................      2,727
     319    Nokia Oyj............................      7,237
    *139    QUALCOMM, Inc. ......................      8,099
     104    Verizon Communications, Inc. ........      5,548
     353    Vodafone AirTouch PLC................        780
                                                    --------
                                                      54,782
                                                    --------
            COMPUTERS & OFFICE EQUIPMENT -- 3.8%
    *357    Cisco Systems, Inc. .................      6,490
      75    International Business Machines
             Corp. ..............................      8,464
      58    Minnesota Mining & Manufacturing
             Co. ................................      6,663
                                                    --------
                                                      21,617
                                                    --------
            CONSUMER NON-DURABLES -- 3.7%
      78    Cardinal Health, Inc. ...............      5,406
     102    Tyco International Ltd. .............      5,575
     175    Unilever N.V., NY Shares.............     10,395
                                                    --------
                                                      21,376
                                                    --------
            DRUGS -- 4.3%
     159    American Home Products Corp. ........      9,286
     171    AstraZeneca Group PLC................      7,934
     259    GlaxoSmithKline PLC..................      7,257
                                                    --------
                                                      24,477
                                                    --------
            ELECTRONICS -- 6.9%
       8    Advantest Corp. .....................        686
     *37    Broadcom Corp., Class A..............      1,591
     148    General Electric Co. ................   $  7,204
     230    Intel Corp. .........................      6,719
      61    Kyocera Corp. .......................      5,389
    @124    Samsung Electronics, GDR.............      9,720
     183    Texas Instruments, Inc. .............      5,761
      36    Tokyo Electron Ltd. .................      2,191
                                                    --------
                                                      39,261
                                                    --------
            ENERGY & SERVICES -- 4.4%
     640    BP Amoco PLC.........................      5,258
      65    Burlington Resources, Inc. ..........      2,589
     126    ExxonMobil Corp. ....................     11,015
    +108    Royal Dutch Petroleum Co. ...........      6,233
                                                    --------
                                                      25,095
                                                    --------
            FINANCIAL SERVICES -- 2.8%
     127    Barclays PLC.........................      3,890
     223    Citigroup, Inc. .....................     11,809
                                                    --------
                                                      15,699
                                                    --------
            FOOD, BEVERAGE & TOBACCO -- 4.3%
     900    Compass Group PLC....................      7,173
     252    Kellogg Co. .........................      7,320
      21    Nestle S.A. .........................      4,499
     113    Philip Morris Cos., Inc. ............      5,709
                                                    --------
                                                      24,701
                                                    --------
            HEALTH SERVICES -- 1.2%
   *+113    Elan Corp. ..........................      6,917
                                                    --------
            INSURANCE -- 4.5%
     103    American International Group,
             Inc. ...............................      8,841
   1,067    Lloyds TSB Group PLC.................     10,643
     107    MBIA, Inc. ..........................      5,947
                                                    --------
                                                      25,431
                                                    --------
            MACHINERY -- 1.1%
      89    United Technologies Corp. ...........      6,491
                                                    --------
            MEDIA & ENTERTAINMENT -- 6.2%
    *139    AT&T -- Liberty Media Group, Class
             A...................................      2,431
   1,327    Reed International PLC...............     11,754
    *397    USA Networks, Inc. ..................     11,183
     171    Vivendi Universal S.A. ..............      9,979
                                                    --------
                                                      35,347
                                                    --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.0%
     116    Baxter International, Inc. ..........      5,674
     998    Gambro AB, A Shares..................      6,094
     106    Johnson & Johnson Co. ...............      5,310
                                                    --------
                                                      17,078
                                                    --------
            METALS, MINERALS & MINING -- 3.5%
     111    Alcan, Inc. .........................      4,643
     170    Alcoa, Inc. .........................      6,710

The accompanying notes are an integral part of this financial statement.

------------------------------------------------------------
 HARTFORD GLOBAL LEADERS HLS FUND
------------------------------------------------------------

 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
------------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- (CONTINUED)
            METALS, MINERALS & MINING -- (CONTINUED)
     123    CRH PLC..............................   $  2,084
     341    PoHang Iron & Steel Co., Ltd.,.......      6,717
                                                    --------
                                                      20,154
                                                    --------
            RETAIL -- 5.6%
     107    Home Depot, Inc. (The)...............      4,962
   2,149    Marks & Spencer PLC..................      7,814
    *848    Staples, Inc. .......................     13,564
     117    Wal-Mart Stores, Inc. ...............      5,729
                                                    --------
                                                      32,069
                                                    --------
            SOFTWARE & SERVICES -- 8.4%
    *118    AOL Time Warner, Inc. ...............      6,249
    *215    Microsoft Corp. .....................     15,666
      61    SAP AG...............................      8,454
   *+193    VeriSign, Inc. ......................     11,570
     *90    VERITAS Software Corp. ..............      5,968
                                                    --------
                                                      47,907
                                                    --------
            TRANSPORTATION -- 3.0%
      73    Bayerische Motoren Werke (BMW) AG....      2,411
     789    British Airways PLC..................      3,806
     109    General Motors Corp. ................      7,027
     +95    Vivendi Environment..................      4,011
                                                    --------
                                                      17,255
                                                    --------
            UTILITIES -- 1.7%
     320    Waste Management, Inc. ..............      9,853
                                                    --------
            Total common stocks..................   $539,238
                                                    ========
PRINCIPAL
 AMOUNT
---------

SHORT-TERM SECURITIES -- 4.5%
            REPURCHASE AGREEMENT -- 4.5%
 $25,628    Joint Repurchase Agreement
             (See Note 2(d))
             3.942% due 07/02/01.................   $ 25,628
                                                    --------
            Total short-term securities..........   $ 25,628
                                                    ========

                                                     MARKET
                                                     VALUE
                                                    --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $532,284).....     94.5%  $539,238
Total short-term securities (cost
  $25,628)..............................      4.5     25,628
                                            -----   --------
Total investment in securities (total
  cost $557,912)........................     99.0    564,866
Cash, receivables and other assets......      4.7     26,864
Securities lending collateral (See Note
  2(i)).................................      6.9     39,225
Payable for securities purchased........     (3.2)   (18,522)
Payable for Fund shares redeemed........     (0.4)    (2,052)
Securities lending collateral payable to
  brokers (See Note 2(i))...............     (6.9)   (39,225)
Other liabilities.......................     (0.1)      (301)
                                            -----   --------
Net assets..............................    100.0%  $570,855
                                            =====   ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share;
  800,000 shares authorized; 373,300 shares
  outstanding..................................     $    373
Capital surplus................................      669,785
Accumulated undistributed net investment
  income.......................................        2,983
Distribution in excess of net realized gain on
  investments..................................     (109,183)
Unrealized appreciation of investments.........        6,954
Unrealized depreciation of forward foreign
  currency contracts (See Note 2(g))!..........          (37)
Unrealized depreciation of other assets and
  liabilities in foreign currencies............          (20)
                                                    --------
Net assets.....................................     $570,855
                                                    ========
Class IA
  Net asset value per share ($527,444 / 344,573
    shares outstanding) (600,000 shares
    authorized)....................................    $1.53
                                                      ======
Class IB
  Net asset value per share ($43,411 / 28,427
    shares outstanding) (200,000 shares
    authorized)....................................    $1.53
                                                      ======

 * Non-income producing during the period.

 @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the market value of these securities amounted to $9,992 or 1.8% of net assets.

 + All or a portion of this security was on loan as of June 30, 2001 (See Note
   2(i)).

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------
 (!) FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2001

                                                                          UNREALIZED
                                            CONTRACT      DELIVERY       APPRECIATION
DESCRIPTION                MARKET VALUE      AMOUNT         DATE        (DEPRECIATION)
-----------                ------------     --------      --------      --------------
British Pounds (Buy)          $1,838         $1,852       07/02/01           $(14)
British Pounds (Buy)             749            750       07/03/01             (1)
British Pounds (Buy)           2,337          2,351       07/03/01            (14)
Euro (Buy)                        20             20       07/02/01             --
Euro (Buy)                     1,661          1,658       07/03/01              3
Euro (Buy)                     2,028          2,032       07/03/01             (4)
Euro (Sell)                    1,850          1,843       07/03/01             (7)
                                                                             ----
                                                                             $(37)
                                                                             ====

------------------------------------------------------------
 HARTFORD FOCUS HLS FUND
------------------------------------------------------------

 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
------------------------------------------------------------

                                                     MARKET
 SHARES                                               VALUE
---------                                            -------
COMMON STOCKS -- 91.3%
            BANKS -- 7.2%
     14     Morgan (J.P.) Chase & Co., Inc. ......   $   624
     29     U.S. Bankcorp.........................       659
                                                     -------
                                                       1,283
                                                     -------
            CHEMICALS -- 2.6%
     14     Dow Chemical Co. (The)................       466
                                                     -------
            COMPUTERS & OFFICE EQUIPMENT -- 2.5%
    *15     EMC Corp. ............................       439
                                                     -------
            CONSUMER NON-DURABLES -- 9.9%
     13     McKesson HBOC, Inc. ..................       464
    *10     Safeway, Inc. ........................       480
     15     Tyco International Ltd. ..............       818
                                                     -------
                                                       1,762
                                                     -------
            DRUGS -- 8.5%
     10     Bristol-Myers Squibb Co. .............       523
    *20     Immunex Corp. ........................       355
     18     Schering-Plough Corp. ................       634
                                                     -------
                                                       1,512
                                                     -------
            ENERGY & SERVICES -- 10.1%
     13     Ashland, Inc. ........................       521
      8     ExxonMobil Corp. .....................       699
     11     Schlumberger Ltd. ....................       579
                                                     -------
                                                       1,799
                                                     -------
            FINANCIAL SERVICES -- 8.7%
     13     Citigroup, Inc. ......................       692
      6     Franklin Resources, Inc. .............       265
     10     Merrill Lynch & Co., Inc. ............       593
                                                     -------
                                                       1,550
                                                     -------
            HEALTH SERVICES -- 3.1%
     12     HCA -- The Healthcare Co. ............       542
                                                     -------
            MACHINERY -- 6.4%
     11     Caterpillar, Inc. ....................       551
      8     United Technologies Corp. ............       586
                                                     -------
                                                       1,137
                                                     -------
            MEDIA & ENTERTAINMENT -- 4.8%
     *8     Adelphia Communications Corp., Class
             A....................................       328
    *30     AT&T -- Liberty Media Group, Class
             A....................................       519
                                                     -------
                                                         847
                                                     -------
            METALS, MINERALS & MINING -- 4.8%
     12     Alcoa, Inc. ..........................       473
      7     Vulcan Materials Co. .................       376
                                                     -------
                                                         849
                                                     -------
            SOFTWARE & SERVICES -- 13.0%
    *11     AOL Time Warner, Inc. ................       599
     *7     Intuit, Inc. .........................       292
    *15     Microsoft Corp. ......................     1,065
    *17     Oracle Corp. .........................       323
                                                     -------
                                                       2,279
            TRANSPORTATION -- 3.4%
    *15     Fedex Corp. ..........................   $   603
                                                     -------
            UTILITIES -- 6.3%
     11     El Paso Energy Corp. .................       578
      9     FPL Group, Inc. ......................       542
                                                     -------
                                                       1,120
                                                     -------
            Total common stocks...................   $16,188
                                                     =======

PRINCIPAL
AMOUNT
---------

SHORT-TERM SECURITIES -- 13.7%
            REPURCHASE AGREEMENT -- 13.7%
 $2,432     Joint Repurchase Agreement
             (See Note 2(d))
             3.942% due 07/02/01..................   $ 2,432
                                                     -------
            Total short-term securities...........   $ 2,432
                                                     =======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $16,410).......     91.3%  $16,188
Total short-term securities (cost
  $2,432)................................     13.7     2,432
                                             -----   -------
Total investment in securities (total
  cost $18,842)..........................    105.0    18,620
Cash, receivables and other assets.......      2.3       416
Payable for securities purchased.........     (7.3)   (1,301)
Other liabilities........................     (0.0)       (2)
                                             -----   -------
Net assets...............................    100.0%  $17,733
                                             =====   =======
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share;
  800,000 shares authorized; 17,800 shares
  outstanding...................................     $    18
Capital surplus.................................      17,949
Accumulated undistributed net investment
  income........................................          25
Accumulated net realized loss on investments....         (37)
Unrealized depreciation of investments..........        (222)
                                                     -------
Net assets......................................     $17,733
                                                     =======
Class IA
  Net asset value per share ($15,223 / 15,280 shares
    outstanding) (600,000 shares authorized)........   $1.00
                                                       =====
Class IB
  Net asset value per share ($2,510 / 2,520 shares
    outstanding) (200,000 shares authorized)........   $1.00
                                                       =====

* Non-income producing during the period.

The accompanying notes are an integral part of this financial statement.

------------------------------------------------------------
 HARTFORD STOCK HLS FUND, INC.
------------------------------------------------------------

 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- 99.4%
            AEROSPACE & DEFENSE -- 0.5%
  *2,378    General Motors, Class H............   $   48,161
                                                  ----------
            BANKS -- 6.7%
   2,000    Bank One Corp. ....................       71,600
   2,196    Fleet Boston Financial Corp. ......       86,640
   3,923    Morgan (J.P.) Chase & Co., Inc. ...      174,975
   3,618    State Street Corp. ................      179,065
   3,430    U.S. Bankcorp......................       78,170
                                                  ----------
                                                     590,450
                                                  ----------
            CHEMICALS -- 1.4%
   3,656    Dow Chemical Co. (The).............      121,545
                                                  ----------
            COMMUNICATIONS -- 5.5%
    *890    CIENA Corp. .......................       33,820
     900    Motorola, Inc. ....................       14,904
     450    Qwest Communications
             International.....................       14,342
   3,653    SBC Communications, Inc. ..........      146,324
  *2,417    Tellabs, Inc. .....................       46,602
   2,400    Verizon Communications, Inc. ......      128,405
  *6,817    WorldCom, Inc. ....................       96,796
                                                  ----------
                                                     481,193
                                                  ----------
            COMPUTERS & OFFICE EQUIPMENT --6.8%
  *7,206    Cisco Systems, Inc. ...............      131,149
   4,619    Dell Computer Corp. ...............      120,779
  *2,565    EMC Corp. .........................       74,519
   1,652    International Business Machines
             Corp. ............................      186,642
    *800    Palm, Inc. ........................        4,856
  +4,555    Solectron Corp. ...................       83,353
                                                  ----------
                                                     601,298
                                                  ----------
            CONSUMER NON-DURABLES -- 3.7%
   3,936    Safeway, Inc. .....................      188,914
   2,455    Tyco International Ltd. ...........      133,787
                                                  ----------
                                                     322,701
                                                  ----------
            DRUGS -- 10.9%
   2,912    Abbott Laboratories................      139,820
   2,316    American Home Products Corp. ......      135,341
   2,512    Bristol-Myers Squibb Co. ..........      131,351
 *+1,352    Immunex Corp. .....................       23,991
   2,224    Merck & Co., Inc. .................      142,110
   3,788    Pfizer, Inc. ......................      151,706
   2,403    Pharmacia Corp. ...................      110,421
   3,516    Schering-Plough Corp. .............      127,413
                                                  ----------
                                                     962,153
                                                  ----------
            ELECTRONICS -- 8.5%
   1,651    Emerson Electric Co. ..............       99,855
   6,901    General Electric Co. ..............      336,409
   6,674    Intel Corp. .......................      195,217
 *+1,583    JDS Uniphase Corp. ................       20,178
   2,294    Texas Instruments, Inc. ...........       72,255
 *+1,043    Vitesse Semiconductor Corp. .......       21,938
                                                  ----------
                                                     745,852
                                                  ----------
            ENERGY & SERVICES -- 7.2%
   1,128    Anadarko Petroleum Corp. ..........   $   60,930
   1,193    Conoco, Inc., Class B..............       34,466
   3,782    ExxonMobil Corp. ..................      330,314
   1,689    Schlumberger Ltd. .................       88,942
   1,730    Texaco, Inc. ......................      115,185
                                                  ----------
                                                     629,837
                                                  ----------
            FINANCIAL SERVICES -- 7.9%
   5,317    Citigroup, Inc. ...................      280,976
   3,112    Franklin Resources, Inc. ..........      142,436
     641    Goldman Sachs Group, Inc. (The)....       54,972
   2,349    Merrill Lynch & Co., Inc. .........      139,160
   1,171    Morgan Stanley Dean Witter &
             Co. ..............................       75,213
                                                  ----------
                                                     692,757
                                                  ----------
            FOOD, BEVERAGE & TOBACCO -- 1.9%
   3,706    PepsiCo., Inc. ....................      163,783
                                                  ----------
            FOREST & PAPER PRODUCTS -- 1.0%
   1,517    Kimberly-Clark Corp. ..............       84,772
                                                  ----------
            HEALTH SERVICES -- 0.8%
   1,565    HCA -- The Healthcare Co. .........       70,722
                                                  ----------
            INSURANCE -- 5.0%
   2,765    American International Group,
             Inc. .............................      237,813
   1,962    Marsh & McLennan Cos., Inc. .......      198,202
                                                  ----------
                                                     436,015
                                                  ----------
            MACHINERY -- 2.5%
   1,429    Caterpillar, Inc. .................       71,526
   1,999    United Technologies Corp. .........      146,461
                                                  ----------
                                                     217,987
                                                  ----------
            MEDIA & ENTERTAINMENT -- 3.8%
  *6,954    AT&T -- Liberty Media Group, Class
             A.................................      121,632
   3,232    Gannett Co., Inc. .................      212,995
                                                  ----------
                                                     334,627
                                                  ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.1%
   1,260    Baxter International, Inc. ........       61,740
   2,511    Johnson & Johnson Co. .............      125,570
                                                  ----------
                                                     187,310
                                                  ----------
            METALS, MINERALS & MINING -- 2.4%
   2,909    Alcoa, Inc. .......................      114,611
   1,460    Illinois Tool Works, Inc. .........       92,418
                                                  ----------
                                                     207,029
                                                  ----------
            REAL ESTATE -- 0.0%
       6    Security Capital Group, Inc.,
             Class.............................        6,902
                                                  ----------
            RETAIL -- 4.1%
   3,209    Home Depot, Inc. (The).............      149,398
   4,352    Wal-Mart Stores, Inc. .............      212,363
                                                  ----------
                                                     361,761
                                                  ----------

The accompanying notes are an integral part of this financial statement.

------------------------------------------------------------
 HARTFORD STOCK HLS FUND, INC.
------------------------------------------------------------

 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            SOFTWARE & SERVICES -- 11.7%
  *4,974    AOL Time Warner, Inc. .............   $  263,601
 *+2,400    Ariba, Inc. .......................       13,200
   2,308    Automatic Data Processing, Inc. ...      114,703
  *1,089    Computer Sciences Corp. ...........       37,672
 *+1,550    i2 Technologies, Inc. .............       30,690
  *5,759    Microsoft Corp. ...................      420,423
  *5,325    Oracle Corp. ......................      101,175
    *730    VERITAS Software Corp. ............       48,567
                                                  ----------
                                                   1,030,031
                                                  ----------
            TRANSPORTATION -- 1.2%
   1,785    Boeing Co. (The)...................       99,229
    *248    Fedex Corp. .......................        9,950
                                                  ----------
                                                     109,179
                                                  ----------
            UTILITIES -- 3.8%
   2,117    Duke Energy Corp. .................       82,600
   1,750    El Paso Energy Corp. ..............       91,945
   1,053    Exelon Corp. ......................       67,518
   1,523    FPL Group, Inc. ...................       91,694
                                                  ----------
                                                     333,757
                                                  ----------
            Total common stocks................   $8,739,822
                                                  ==========

PRINCIPAL
 AMOUNT
---------

SHORT-TERM SECURITIES -- 1.2%
            REPURCHASE AGREEMENT -- 1.2%
$104,426    Joint Repurchase Agreement
             (See Note 2(d))
             3.942% due 07/02/01...............   $  104,426
                                                  ----------
            Total short-term securities........   $  104,426
                                                  ==========

                                                    MARKET
                                                    VALUE
                                                  ----------

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $7,995,186).........................     99.4%  $8,739,822
Total short-term securities (cost
  $104,426)...........................      1.2      104,426
                                          -----   ----------
Total investment in securities (total
  cost $8,099,612)....................    100.6    8,844,248
Cash, receivables and other assets....      0.1       13,799
Securities lending collateral (See
  Note 2(i))..........................      0.3       30,758
Payable for securities purchased......     (0.6)     (55,338)
Payable for Fund shares redeemed......     (0.1)      (6,954)
Securities lending collateral payable
  to brokers (See Note 2(i))..........     (0.3)     (30,758)
Other liabilities.....................     (0.0)        (365)
                                          -----   ----------
Net assets............................    100.0%  $8,795,390
                                          =====   ==========
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  3,000,000 shares authorized; 1,754,865
  shares outstanding..........................    $  175,487
Capital surplus...............................     7,902,213
Accumulated undistributed net investment
  income......................................        32,346
Distribution in excess of net realized gain on
  investments.................................       (59,292)
Unrealized appreciation of investments........       744,636
                                                  ----------
Net assets....................................    $8,795,390
                                                  ==========
Class IA
  Net asset value per share ($8,579,871 / 1,711,814
    shares outstanding) (2,250,000 shares
    authorized).....................................   $5.01
                                                       =====
Class IB
  Net asset value per share ($215,519 / 43,051
    shares outstanding) (750,000 shares
    authorized).....................................   $5.01
                                                       =====

* Non-income producing during the period.

+ All or a portion of this security was on loan as of June 30, 2001 (See Note
  2(i)).

The accompanying notes are an integral part of this financial statement.

-----------------------------------------------------------
 HARTFORD VALUE HLS FUND
-----------------------------------------------------------

 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
-----------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                            ------
COMMON STOCKS -- 96.7%
            BANKS -- 11.2%
     1      Bank of America Corp. ................   $   72
     5      Morgan (J.P.) Chase & Co., Inc. ......      223
     8      National City Corp. ..................      237
    #0      Wachovia Corp. .......................       21
     9      Washington Mutual, Inc. ..............      323
     4      Wells Fargo & Co. ....................      181
                                                     ------
                                                      1,057
                                                     ------
            BUSINESS SERVICES -- 0.8%
    *5      KPMG Consulting, Inc. ................       75
                                                     ------
            CHEMICALS -- 2.0%
     4      du Pont (E.I.) de Nemours & Co. ......      188
                                                     ------
            COMMUNICATIONS -- 10.2%
     8      AT&T Corp. ...........................      178
     3      BellSouth Corp. ......................      133
   *15      McLeodUSA, Inc., Class A..............       67
    13      Motorola, Inc. .......................      210
     6      Sprint Corp. .........................      117
    #0      Verizon Communications, Inc. .........       16
   *16      WorldCom, Inc. .......................      233
    #0      WorldCom, Inc. -- MCI Group...........        5
                                                     ------
                                                        959
                                                     ------
            COMPUTERS & OFFICE EQUIPMENT -- 5.6%
   *11      Dell Computer Corp. ..................      277
     8      Hewlett-Packard Co. ..................      235
    #0      Minnesota Mining & Manufacturing
             Co. .................................       23
                                                     ------
                                                        535
                                                     ------
            CONSUMER NON-DURABLES -- 1.2%
     3      Eastman Kodak Co. ....................      117
                                                     ------
            DRUGS -- 2.6%
     1      Abbott Laboratories...................       24
     4      Pharmacia Corp. ......................      202
     1      Schering-Plough Corp. ................       25
                                                     ------
                                                        251
                                                     ------
            ELECTRICAL EQUIPMENT -- 0.8%
     1      Eaton Corp. ..........................       35
    *1      Teradyne, Inc. .......................       43
                                                     ------
                                                         78
                                                     ------
            ELECTRONICS -- 1.0%
    *7      Agere Systems, Inc. ..................       56
     1      Emerson Electric Co. .................       42
                                                     ------
                                                         98
                                                     ------
            ENERGY & SERVICES -- 6.3%
     3      Ashland, Inc. ........................      132
     5      ExxonMobil Corp. .....................      393
     2      Unocal Corp. .........................       72
                                                     ------
                                                        597
                                                     ------
            FINANCIAL SERVICES -- 5.7%
     8      Citigroup, Inc. ......................   $  433
     1      Goldman Sachs Group, Inc. (The).......      103
                                                     ------
                                                        536
                                                     ------
            FOOD, BEVERAGE & TOBACCO -- 2.4%
     4      Kellogg Co. ..........................      128
     2      PepsiCo, Inc. ........................       97
                                                     ------
                                                        225
                                                     ------
            FOREST & PAPER PRODUCTS -- 4.5%
     8      Kimberly-Clark Corp. .................      423
                                                     ------
            HEALTH SERVICES -- 2.3%
    *4      Tenet Healthcare Corp. ...............      217
                                                     ------
            INSURANCE -- 4.3%
     5      Ace Ltd. .............................      184
     1      Chubb Corp. (The).....................       54
     1      CIGNA Corp. ..........................       48
    #0      Marsh & McLennan Cos., Inc. ..........       30
     2      Stancorp Financial Group..............       95
                                                     ------
                                                        411
                                                     ------
            MACHINERY -- 3.5%
     5      Caterpillar, Inc. ....................      235
     2      Stanley Works (The)...................      101
                                                     ------
                                                        336
                                                     ------
            MEDIA & ENTERTAINMENT -- 5.2%
    *4      Adelphia Communications Corp., Class
             A....................................      176
    *7      AT&T -- Liberty Media Group, Class
             A....................................      129
    *4      Comcast Corp., Class A................      156
     1      Gannett Co., Inc. ....................       33
                                                     ------
                                                        494
                                                     ------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.7%
     3      Baxter International, Inc. ...........      142
     1      Beckman Coulter, Inc. ................       20
                                                     ------
                                                        162
                                                     ------
            METALS, MINERALS & MINING -- 8.7%
    10      Alcoa, Inc. ..........................      374
     3      Cooper Industries, Inc. ..............      135
     2      Illinois Tool Works, Inc. ............       95
     2      Shell Transport & Trading Co., PLC,
             ADR..................................      101
     6      USX Corp. ............................      121
                                                     ------
                                                        826
                                                     ------
            REAL ESTATE -- 1.2%
     5      Archstone Communities Trust (REIT)....      116
                                                     ------
            RETAIL -- 5.1%
    10      Dollar General Corp. .................      199
     7      Family Dollar Stores, Inc. ...........      187
     3      May Department Stores Co. ............       99
                                                     ------
                                                        485
                                                     ------
            RUBBER & PLASTICS PRODUCTS -- 1.5%
     3      NIKE, Inc., Class B...................      143
                                                     ------

The accompanying notes are an integral part of this financial statement.

-----------------------------------------------------------
 HARTFORD VALUE HLS FUND
-----------------------------------------------------------

 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
-----------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                            ------
COMMON STOCKS -- (CONTINUED)
            TRANSPORTATION -- 1.7%
     3      Canadian National Railway Co. ........   $  138
    #0      PACCAR, Inc. .........................       10
    *1      Rockwell International Corp. .........       17
                                                     ------
                                                        165
                                                     ------
            UTILITIES -- 7.2%
    #0      Exelon Corp. .........................       19
     1      FPL Group, Inc. ......................       84
     3      National Fuel Gas Co. ................      177
     2      Pinnacle West Capital Corp. ..........       71
    *7      Republic Services, Inc. ..............      131
     4      Scana Corp. ..........................      102
     4      Southern Co. .........................       88
                                                     ------
                                                        672
                                                     ------
            Total common stocks...................   $9,166
                                                     ======

PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 8.0%
            REPURCHASE AGREEMENT -- 8.0%
  $756      Joint Repurchase Agreement (See Note
             2(d)) 3.942% due 07/02/01............   $  756
                                                     ------
            Total short-term securities...........   $  756
                                                     ======
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $9,132)........     96.7%  $9,166
Total short-term securities (cost
  $756)..................................      8.0      756
                                             -----   ------
Total investment in securities (total
  cost $9,888)...........................    104.7    9,922
Cash, receivables and other assets.......      3.7      354
Payable for securities purchased.........     (8.4)    (796)
Other liabilities........................     (0.0)      (1)
                                             -----   ------
Net assets...............................    100.0%  $9,479
                                             =====   ======

                                                     MARKET
                                                     VALUE
                                                     ------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share; 800,000
  shares authorized; 9,415 shares outstanding....    $    9
Capital surplus..................................     9,422
Accumulated undistributed net investment
  income.........................................        12
Accumulated undistributed net realized gain on
  investments....................................         2
Unrealized appreciation of investments...........        34
                                                     ------
Net assets.......................................    $9,479
                                                     ======

Class IA
  Net asset value per share ($7,875 / 7,821 shares
    outstanding) (600,000 shares authorized)........  $1.01
                                                      =====
Class IB
  Net asset value per share ($1,604 / 1,594 shares
    outstanding) (200,000 shares authorized)........  $1.01
                                                      =====

 * Non-income producing during the period.

# Due to the presentation of the financial statements in thousands, the number of shares round to zero.

The accompanying notes are an integral part of this financial statement.

-----------------------------------------------------------
 HARTFORD GROWTH AND INCOME HLS FUND
-----------------------------------------------------------

 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
-----------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                          --------
COMMON STOCKS -- 95.5%
            BANKS -- 7.5%
      236   Morgan (J.P.) Chase & Co., Inc. ....   $ 10,543
      257   Pacific Century Financial Corp. ....      6,620
      237   U.S. Bankcorp.......................      5,397
     +141   UnionBanCal Corp. ..................      4,762
      180   Washington Mutual, Inc. ............      6,744
                                                   --------
                                                     34,066
                                                   --------
            CHEMICALS -- 1.1%
      106   du Pont (E.I.) de Nemours & Co. ....      5,094
                                                   --------
            COMMUNICATIONS -- 6.5%
       *6   CIENA Corp. ........................        593
     *+13   Exodus Communications, Inc. ........        233
       85   Motorola, Inc. .....................      1,403
       *8   Network Appliance, Inc. ............        926
      *31   QUALCOMM, Inc. .....................      1,789
      176   Qwest Communications
             International......................      5,603
     *+95   Sonus Networks, Inc. ...............      2,224
     *+54   Tekelec.............................      1,466
      203   Verizon Communications, Inc. .......     10,866
     *332   WorldCom, Inc. .....................      4,719
                                                   --------
                                                     29,822
                                                   --------
            COMPUTERS & OFFICE EQUIPMENT -- 5.4%
     *339   Cisco Systems, Inc.  ...............      6,161
     *108   Dell Computer Corp. ................      2,814
       82   Hewlett-Packard Co. ................      2,354
       59   International Business Machines
             Corp. .............................      6,667
      *64   Lexmark International, Inc. ........      4,304
     *142   Solectron Corp. ....................      2,589
                                                   --------
                                                     24,889
                                                   --------
            CONSUMER NON-DURABLES -- 5.2%
       84   McKesson HBOC, Inc. ................      3,107
       70   Procter & Gamble Co. (The)..........      4,440
     *118   Safeway, Inc. ......................      5,640
      196   Tyco International Ltd. ............     10,677
                                                   --------
                                                     23,864
                                                   --------
            DRUGS -- 9.5%
      134   Abbott Laboratories.................      6,448
       78   American Home Products Corp. .......      4,547
       26   Eli Lilly & Co. ....................      1,909
      *30   Forest Laboratories, Inc. ..........      2,137
     *+88   Genzyme Corp. ......................      5,392
     *201   Immunex Corp. ......................      3,566
       96   Merck & Co., Inc. ..................      6,110
       94   Pfizer, Inc. .......................      3,765
      157   Pharmacia Corp. ....................      7,205
       60   Schering-Plough Corp. ..............      2,189
                                                   --------
                                                     43,268
                                                   --------
            ELECTRICAL EQUIPMENT -- 0.8%
      *57   Teradyne, Inc. .....................      1,870
      *84   Thermo Electron Corp. ..............      1,856
                                                   --------
                                                      3,726
                                                   --------
            ELECTRONICS -- 4.7%
      304   General Electric Co. ...............     14,820
      192   Intel Corp.  .......................      5,616
       32   Texas Instruments, Inc. ............      1,014
                                                   --------
                                                     21,450
                                                   --------
            ENERGY & SERVICES -- 6.7%
       48   Chevron Corp. ......................      4,326
       76   Conoco, Inc., Class B...............      2,202
      185   ExxonMobil Corp. ...................     16,195
       71   Helmerich & Payne, Inc. ............      2,182
      *75   Rowan Cos., Inc. ...................      1,666
       39   Royal Dutch Petroleum Co., NY
             Shares.............................      2,284
       24   Texaco, Inc. .......................      1,592
                                                   --------
                                                     30,447
                                                   --------
            FINANCIAL SERVICES -- 6.9%
       79   American General Finance Corp. .....      3,665
      330   Citigroup, Inc. ....................     17,426
       59   Fannie Mae..........................      5,024
       90   Merrill Lynch & Co., Inc. ..........      5,350
                                                   --------
                                                     31,465
                                                   --------
            FOOD, BEVERAGE & TOBACCO -- 4.8%
       52   Pepsi Bottling Group, Inc. .........      2,101
      184   PepsiCo., Inc. .....................      8,111
      171   Philip Morris Cos., Inc. ...........      8,693
       58   Reynolds (R.J.) Tobacco Holdings,
             Inc. ..............................      3,150
                                                   --------
                                                     22,055
                                                   --------
            FOREST & PAPER PRODUCTS -- 1.0%
       42   Bowater, Inc. ......................      1,897
       51   Kimberly-Clark Corp. ...............      2,868
                                                   --------
                                                      4,765
                                                   --------
            HEALTH SERVICES -- 1.1%
     *100   Tenet Healthcare Corp. .............      5,138
                                                   --------
            INSURANCE -- 3.7%
      110   AMBAC Financial Group, Inc. ........      6,382
       93   American International Group,
             Inc. ..............................      8,015
       27   CIGNA Corp. ........................      2,606
                                                   --------
                                                     17,003
                                                   --------
            MACHINERY -- 1.9%
      117   United Technologies Corp. ..........      8,535
                                                   --------
            MEDIA & ENTERTAINMENT -- 3.1%
     *+57   Adelphia Communications Corp., Class
             A .................................      2,333
     *293   AT&T -- Liberty Media Group, Class
             A..................................      5,132
       62   Gannett Co., Inc. ..................      4,053
      +47   Knight-Ridder, Inc. ................      2,757
                                                   --------
                                                     14,275
                                                   --------

The accompanying notes are an integral part of this financial statement.

-----------------------------------------------------------
 HARTFORD GROWTH AND INCOME HLS FUND
-----------------------------------------------------------

 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
-----------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                          --------
COMMON STOCKS -- (CONTINUED)
            MEDICAL INSTRUMENTS &
             SUPPLIES -- 2.1%
      114   Becton, Dickinson & Co. ............   $  4,076
      107   Johnson & Johnson Co. ..............      5,325
                                                   --------
                                                      9,401
                                                   --------
            METALS, MINERALS & MINING -- 1.2%
       38   Alcoa, Inc. ........................      1,478
       78   Engelhard Corp. ....................      2,001
     +189   Freeport-McMoRan Copper & Gold,
             Inc., Class A......................      1,899
                                                   --------
                                                      5,378
                                                   --------
            RETAIL -- 6.3%
     *140   Bed Bath & Beyond, Inc. ............      4,203
      214   Dollar General Corp. ...............      4,163
       96   Home Depot, Inc. (The)..............      4,471
      *88   Kroger Co. (The)....................      2,190
       48   Lowe's Cos., Inc. ..................      3,504
     *306   Staples, Inc. ......................      4,890
      109   Wal-Mart Stores, Inc. ..............      5,300
                                                   --------
                                                     28,721
                                                   --------
            RUBBER & PLASTICS PRODUCTS -- 0.5%
       54   NIKE, Inc., Class B.................      2,280
                                                   --------
            SOFTWARE & SERVICES -- 10.4%
     *149   AOL Time Warner, Inc. ..............      7,881
       84   First Data Corp. ...................      5,384
     *133   i2 Technologies, Inc. ..............      2,629
      *68   Intuit, Inc. .......................      2,699
     *290   Microsoft Corp. ....................     21,163
     *133   Oracle Corp. .......................      2,519
      *87   Rational Software Corp. ............      2,443
     *+40   VeriSign, Inc. .....................      2,392
                                                   --------
                                                     47,110
                                                   --------
            TRANSPORTATION -- 1.3%
       91   Delta Air Lines, Inc. ..............      4,002
       72   USFreightways Corp. ................      2,133
                                                   --------
                                                      6,135
                                                   --------
            UTILITIES -- 3.8%
      *98   Calpine Corp. ......................      3,704
       64   El Paso Energy Corp. ...............      3,352
      113   Exelon Corp. .......................      7,254
       64   Pinnacle West Capital Corp. ........      3,053
                                                   --------
                                                     17,363
                                                   --------
            Total common stocks.................   $436,250
                                                   ========

PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE
---------                                          --------

SHORT-TERM SECURITIES -- 2.6%
            REPURCHASE AGREEMENT -- 2.6%
$  11,942   Joint Repurchase Agreement (See Note
             2(d))
             3.942% due 07/02/01................   $ 11,942
                                                   --------
            Total short-term securities.........   $ 11,942
                                                   ========

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $448,544).....    95.5%  $436,250
Total short-term securities (cost
  $11,942)..............................     2.6     11,942
                                           -----   --------
Total investment in securities (total
  cost $460,486)........................    98.1    448,192
Cash, receivables and other assets......     2.9     13,101
Securities lending collateral (See Note
  2(i)).................................     3.0     13,884
Payable for securities purchased........    (1.0)    (4,398)
Payable for Fund shares redeemed........    (0.0)       (35)
Securities lending collateral payable to
  brokers (See Note 2(i))...............    (3.0)   (13,884)
Other liabilities.......................    (0.0)        (6)
                                           -----   --------
Net assets..............................   100.0%  $456,854
                                           =====   ========
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share;
  800,000 shares authorized; 367,461 shares
  outstanding..................................    $    367
Capital surplus................................     489,433
Accumulated undistributed net investment
  income.......................................       1,029
Distribution in excess of net realized gain on
  investments..................................     (21,390)
Unrealized depreciation of investments.........     (12,294)
Unrealized depreciation of futures
  contracts ++.................................        (291)
                                                   --------
Net assets.....................................    $456,854
                                                   ========
Class IA
  Net assets value per share ($421,097 / 338,607
    shares outstanding) (600,000 shares
    authorized).....................................  $1.24
                                                      =====
Class IB
  Net assets value per share ($35,757 / 28,854
    shares outstanding) (200,000 shares
    authorized).....................................  $1.24
                                                      =====

 * Non-income producing during the period.

 + All or a portion of this security was on loan as of June 30, 2001 (See Note
   2(i)).

 ++ The Fund had 33 Standard & Poor's 500 September 2001 futures contracts open as of June 30, 2001. These contracts had a value of $10,162 as of June 30, 2001 and were collateralized by $569 of cash. (Number of contracts not in $000's)

The accompanying notes are an integral part of this financial statement.

------------------------------------------------------------
 HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
------------------------------------------------------------

 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- 96.8%
            BANKS -- 9.3%
     196    Freddie Mac........................   $   13,741
   1,335    Morgan (J.P.) Chase & Co., Inc. ...       59,550
 ++1,376    Pacific Century Financial Corp. ...       35,479
 ++1,574    People's Bank......................       36,685
   1,555    U.S. Bankcorp......................       35,438
     522    UnionBanCal Corp. .................       17,598
     641    Wachovia Corp. ....................       45,636
   1,671    Washington Mutual, Inc. ...........       62,740
                                                  ----------
                                                     306,867
                                                  ----------
            CHEMICALS -- 3.5%
     215    Avery Dennison Corp. ..............       10,971
   1,333    du Pont (E.I.) de Nemours & Co. ...       64,320
     997    International Flavors & Fragrances,
             Inc. .............................       25,055
     381    Rohm & Haas Co. ...................       12,528
  *++128    Syngenta AG, ADR...................        1,379
                                                  ----------
                                                     114,253
                                                  ----------
            COMMUNICATIONS -- 6.8%
   1,661    AT&T Corp. ........................       36,538
     668    Motorola, Inc. ....................       11,057
   1,218    Qwest Communications
             International.....................       38,826
     573    SBC Communications, Inc. ..........       22,943
   2,177    Verizon Communications, Inc. ......      116,488
                                                  ----------
                                                     225,852
                                                  ----------
            COMPUTERS & OFFICE EQUIPMENT --2.9%
     318    Compaq Computer Corp. .............        4,932
     603    Hewlett-Packard Co. ...............       17,254
     302    International Business Machines
             Corp. ............................       34,160
     215    Minnesota Mining & Manufacturing
             Co. ..............................       24,474
     348    Pitney Bowes, Inc. ................       14,645
                                                  ----------
                                                      95,465
                                                  ----------
            CONSUMER NON-DURABLES -- 3.0%
     596    McKesson HBOC, Inc. ...............       22,127
   1,192    Procter & Gamble Co. (The).........       76,030
                                                  ----------
                                                      98,157
                                                  ----------
            DRUGS -- 8.1%
   1,050    Abbott Laboratories................       50,396
     672    American Home Products Corp. ......       39,283
   ++867    AstraZeneca Group PLC, ADR.........       40,546
     323    Bristol-Myers Squibb Co. ..........       16,872
     374    Eli Lilly & Co. ...................       27,639
     525    Merck & Co., Inc. .................       33,546
   1,270    Pharmacia Corp. ...................       58,378
                                                  ----------
                                                     266,660
                                                  ----------
            ELECTRICAL EQUIPMENT -- 0.6%
     274    Eaton Corp. .......................       19,186
                                                  ----------
            ELECTRONICS -- 3.1%
   1,887    General Electric Co. ..............       91,985
     383    Intel Corp. .......................       11,209
                                                  ----------
                                                     103,194
                                                  ----------
            ENERGY & SERVICES -- 11.6%
     859    Chevron Corp. .....................       77,730
   1,362    Conoco, Inc., Class B..............       39,368
   1,602    ExxonMobil Corp. ..................      139,933
   1,045    Royal Dutch Petroleum Co., NY
             Shares............................       60,886
     531    Schlumberger Ltd. .................       27,973
     156    Suncor Energy, Inc. ...............        3,996
   ++487    Total Fina S.A., ADR...............       34,152
                                                  ----------
                                                     384,038
                                                  ----------
            FINANCIAL SERVICES -- 5.4%
   2,774    Citigroup, Inc. ...................      146,599
     520    Merrill Lynch & Co., Inc. .........       30,816
                                                  ----------
                                                     177,415
                                                  ----------
            FOOD, BEVERAGE & TOBACCO -- 7.3%
   2,834    ConAgra Foods, Inc. ...............       56,142
     697    McCormick & Co., Inc. .............       29,292
     728    PepsiCo., Inc. ....................       32,169
   1,858    Philip Morris Cos., Inc. ..........       94,283
   ++520    Reynolds (R.J.) Tobacco Holdings,
             Inc. .............................       28,403
                                                  ----------
                                                     240,289
                                                  ----------
            FOREST & PAPER PRODUCTS -- 2.7%
     853    Abitibi-Consolidated, Inc. ........        6,522
     155    Bowater, Inc. .....................        6,921
     694    Kimberly-Clark Corp. ..............       38,772
     339    Temple-Inland, Inc. ...............       18,081
     367    Weyerhaeuser Co. ..................       20,174
                                                  ----------
                                                      90,470
                                                  ----------
            INSURANCE -- 4.3%
     355    CIGNA Corp. .......................       34,016
     477    Marsh & McLennan Cos., Inc. .......       48,172
     563    MBIA, Inc. ........................       31,320
   ++347    XL Capital Ltd., Class A...........       28,505
                                                  ----------
                                                     142,013
                                                  ----------
            MACHINERY -- 2.6%
   *++14    Axcelis Technologies, Inc. ........          207
     899    Caterpillar, Inc. .................       44,985
     547    United Technologies Corp. .........       40,066
                                                  ----------
                                                      85,258
                                                  ----------
            MEDIA & ENTERTAINMENT -- 2.6%
     811    Gannett Co., Inc. .................       53,425
   ++527    Knight-Ridder, Inc. ...............       31,221
                                                  ----------
                                                      84,646
                                                  ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.4%
     947    Baxter International, Inc. ........       46,393
                                                  ----------

The accompanying notes are an integral part of this financial statement.

------------------------------------------------------------
 HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
------------------------------------------------------------

 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            METALS, MINERALS & MINING -- 1.7%
     827    Alcoa, Inc. .......................   $   32,580
     634    Lockheed Martin Corp. .............       23,486
                                                  ----------
                                                      56,066
                                                  ----------
            REAL ESTATE -- 2.9%
     686    Archstone Communities Trust
             (REIT)............................       17,680
   1,646    Equity Office Properties Trust.....       52,060
     329    Kimco Realty Corp. (REIT)..........       15,597
     296    Liberty Property Trust (REIT)......        8,759
                                                  ----------
                                                      94,096
                                                  ----------
            RETAIL -- 2.4%
   1,358    Family Dollar Stores, Inc. ........       34,798
     604    McDonald's Corp. ..................       16,352
     227    Target Corp. ......................        7,854
     436    Wal-Mart Stores, Inc. .............       21,257
                                                  ----------
                                                      80,261
                                                  ----------
            SOFTWARE & SERVICES -- 3.7%
     422    Electronic Data Systems Corp. .....       26,369
     800    First Data Corp. ..................       51,387
    *627    Microsoft Corp. ...................       45,742
                                                  ----------
                                                     123,498
                                                  ----------
            TRANSPORTATION -- 4.4%
     578    Boeing Co. (The)...................       32,142
     635    Canadian Pacific Ltd. .............       24,618
     536    Delta Air Lines, Inc. .............       23,640
    *273    Fedex Corp. .......................       10,987
   1,560    Ford Motor Co. ....................       38,310
     497    USFreightways Corp. ...............       14,673
                                                  ----------
                                                     144,370
                                                  ----------
            UTILITIES -- 6.5%
     486    Duke Energy Corp. .................       18,967
     694    El Paso Energy Corp. ..............       36,468
   1,055    Exelon Corp. ......................       67,615
     675    FPL Group, Inc. ...................       40,654
     361    Montana Power Co. (The)............        4,185
     735    Pinnacle West Capital Corp. .......       34,839
      82    PPL Corp. .........................        4,510
   ++243    UtiliCorp. United, Inc. ...........        7,419
                                                  ----------
                                                     214,657
                                                  ----------
            Total common stocks................   $3,193,104
                                                  ==========

PRINCIPAL                                          MARKET
 AMOUNT                                             VALUE
---------                                         ----------

EQUITY LINKED NOTES -- 0.6%
            MEDIA & ENTERTAINMENT -- 0.6%
 $   160    Tribune Co. 2.00% due 01/15/29.....   $   19,019
                                                  ----------
            Total equity linked notes..........   $   19,019
                                                  ==========
SHORT-TERM SECURITIES -- 2.7%
            REPURCHASE AGREEMENT -- 2.7%
 $89,454    Joint Repurchase Agreement (See
             Note 2(d)) 3.942% due 07/02/01....   $   89,454
                                                  ----------
            Total short-term securities........   $   89,454
                                                  ==========
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $2,828,734).........................     96.8%  $3,193,104
Total equity linked securities (cost
  $25,120)............................      0.6       19,019
Total short-term securities (cost
  $89,454)............................      2.7       89,454
                                          -----   ----------
Total investment in securities (total
  cost $2,943,308)....................    100.1    3,301,577
Cash, receivables and other assets....      0.3        9,151
Securities lending collateral (See
  Note 2(i))..........................      3.8      124,589
Payable for securities purchased......     (0.4)     (10,635)
Securities lending collateral payable
  to brokers (See Note 2(i))..........     (3.8)    (124,589)
Other liabilities.....................     (0.0)        (110)
                                          -----   ----------
Net assets............................    100.0%  $3,299,983
                                          =====   ==========
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  4,000,000 shares authorized; 1,683,446
  shares outstanding..........................    $  168,345
Capital surplus...............................     2,711,938
Accumulated undistributed net investment
  income......................................        24,274
Accumulated undistributed net realized gain on
  investments.................................        37,156
Unrealized appreciation of investments........       358,269
Unrealized appreciation of other assets and
  liabilities in foreign currencies...........             1
                                                  ----------
Net assets....................................    $3,299,983
                                                  ==========
Class IA
  Net asset value per share ($3,210,164 / 1,637,596
    shares outstanding) (3,500,000 shares
    authorized).....................................   $1.96
                                                       =====
Class IB
  Net asset value per share ($89,819 / 45,850 shares
    outstanding) (500,000 shares authorized)........   $1.96
                                                       =====

 * Non-income producing during the period

 ++ All or a portion of this security was on loan as of June 30, 2001 (See Note
    2(i)).

The accompanying notes are an integral part of this financial statement.

------------------------------------------------------------
 HARTFORD INDEX HLS FUND, INC.
------------------------------------------------------------

 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- 99.8%
            AEROSPACE & DEFENSE -- 0.1%
    *71     Raytheon Co. ......................   $    1,883
                                                  ----------
            APPAREL & TEXTILE -- 0.1%
     10     Liz Claiborne, Inc. ...............          525
     22     V. F. Corp. .......................          814
                                                  ----------
                                                       1,339
                                                  ----------
            BANK -- 9.4%
    264     American Express Co. ..............       10,239
     74     AmSouth Bancorporation.............        1,366
    320     Bank of America Corp. .............       19,190
    147     Bank of New York Co., Inc. (The)...        7,041
    232     Bank One Corp. ....................        8,323
     81     BB&T Corp. ........................        2,982
     42     Capital One Financial Corp. .......        2,493
     41     Charter One Financial..............        1,316
     36     Comerica, Inc. ....................        2,054
     24     Countrywide Credit Industries,
             Inc. .............................        1,081
    200     Fannie Mae.........................       16,991
    115     Fifth Third Bancorp................        6,891
    196     First Union Corp. .................        6,839
    216     Fleet Boston Financial Corp. ......        8,523
    138     Freddie Mac........................        9,672
     32     Golden West Financial Corp. .......        2,032
     93     Household International, Inc. .....        6,174
     50     Huntington Bancshares, Inc. .......          820
     85     KeyCorp. ..........................        2,205
    170     MBNA Corp. ........................        5,601
     95     Mellon Financial Corp. ............        4,378
    396     Morgan (J.P.) Chase & Co., Inc. ...       17,662
    120     National City Corp. ...............        3,688
     44     Northern Trust Corp. ..............        2,770
     58     PNC Financial Services Group.......        3,789
    +57     Providian Financial Corp. .........        3,376
    +45     Regions Financial Corp. ...........        1,451
     68     SouthTrust Corp. ..................        1,760
     65     State Street Corp. ................        3,214
     58     SunTrust Banks, Inc. ..............        3,773
     58     Synovus Financial Corp. ...........        1,815
    380     U.S. Bankcorp......................        8,663
     27     Union Planters Corp. ..............        1,189
     33     USA Education, Inc. ...............        2,374
     42     Wachovia Corp. ....................        2,978
    175     Washington Mutual, Inc. ...........        6,574
    342     Wells Fargo & Co. .................       15,896
     19     Zions Bancorporation...............        1,092
                                                  ----------
                                                     208,275
                                                  ----------
            BUSINESS SERVICES -- 0.8%
   *170     Cendant Corp. .....................        3,313
   *+48     Concord EFS, Inc. .................        2,502
    *34     Convergys Corp. ...................        1,032
    +29     Equifax, Inc. .....................        1,048
     16     Fluor Corp. .......................          711
     75     Interpublic Group of Cos., Inc. ...        2,193
     37     Omnicom Group, Inc.................        3,172
     75     Paychex, Inc. .....................        2,984
    *35     Robert Half International, Inc.....          869
                                                  ----------
                                                      17,824
                                                  ----------
            CHEMICALS -- 1.2%
     46     Air Products & Chemicals, Inc......        2,084
     22     Avery Dennison Corp................        1,127
    179     Dow Chemical Co. (The).............        5,954
    208     du Pont (E.I.) de Nemours & Co.....       10,034
     15     Eastman Chemical Co................          731
    +10     Great Lakes Chemical Corp..........          309
     19     International Flavors & Fragrances,
             Inc. .............................          481
     34     PPG Industries, Inc................        1,770
     32     Praxair, Inc.......................        1,505
     44     Rohm & Haas Co.....................        1,444
                                                  ----------
                                                      25,439
                                                  ----------
            COMMUNICATIONS -- 7.0%
   *156     ADC Telecommunications, Inc. ......        1,029
     62     ALLTEL Corp. ......................        3,822
    *16     Andrew Corp. ......................          297
    688     AT&T Corp. ........................       15,143
    *57     Avaya, Inc. .......................          774
    374     BellSouth Corp. ...................       15,059
     28     CenturyTel, Inc. ..................          852
   *+34     Comverse Technology, Inc. .........        1,962
  *+177     Global Crossing Ltd. ..............        1,528
    679     Lucent Technologies, Inc. .........        4,212
    438     Motorola, Inc. ....................        7,254
    *65     Network Appliance, Inc. ...........          890
   *153     NEXTEL Communications, Inc., Class
             A.................................        2,670
    636     Nortel Network Holdings Corp. .....        5,778
   *151     QUALCOMM, Inc. ....................        8,836
    331     Qwest Communications
             International.....................       10,562
    672     SBC Communications, Inc. ..........       26,912
     32     Scientific-Atlanta, Inc. ..........        1,319
   +177     Sprint Corp. ......................        3,777
   *187     Sprint PCS Group...................        4,513
    *82     Tellabs, Inc. .....................        1,573
    540     Verizon Communications, Inc. ......       28,864
    576     WorldCom, Inc. ....................        8,181
                                                  ----------
                                                     155,807
                                                  ----------
            COMPUTERS & OFFICE EQUIPMENT --5.9%
    *70     Apple Computer, Inc. ..............        1,619
 *1,460     Cisco Systems, Inc. ...............       26,572
    337     Compaq Computer Corp. .............        5,219
   *519     Dell Computer Corp. ...............       13,569
   *440     EMC Corp. .........................       12,788
    *64     Gateway, Inc. .....................        1,060
    388     Hewlett-Packard Co. ...............       11,083
    347     International Business Machines
             Corp. ............................       39,165
    *38     Jabil Circuit, Inc. ...............        1,179
    *26     Lexmark International, Inc. .......        1,723
     79     Minnesota Mining & Manufacturing
             Co. ..............................        9,004

The accompanying notes are an integral part of this financial statement.

------------------------------------------------------------
 HARTFORD INDEX HLS FUND, INC.
------------------------------------------------------------

 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            COMPUTERS & OFFICE EQUIPMENT -- (CONTINUED)
   *113     Palm, Inc. ........................   $      687
     49     Pitney Bowes, Inc. ................        2,075
   *130     Solectron Corp. ...................        2,385
     45     Symbol Technologies, Inc. .........        1,003
                                                  ----------
                                                     129,131
                                                  ----------
            CONSTRUCTION -- 0.2%
     12     Centex Corp. ......................          481
     86     Halliburton Co. ...................        3,045
      9     Kaufman and Broad Home Corp. ......          261
     12     McDermott International, Inc. .....          142
      8     Pulte Corp. .......................          356
                                                  ----------
                                                       4,285
                                                  ----------
            CONSUMER DURABLES -- 0.4%
    185     Corning, Inc. .....................        3,100
     19     Grainger (W.W.), Inc. .............          782
     17     Johnson Controls, Inc. ............        1,245
     39     Leggett & Platt, Inc. .............          864
     53     Newell Rubbermaid, Inc. ...........        1,338
    *21     TMP Worldwide Inc. ................        1,259
     26     Visteon Corp. .....................          482
                                                  ----------
                                                       9,070
                                                  ----------
            CONSUMER NON-DURABLES -- 4.0%
    +11     Alberto-Culver Co., Class B........          470
     47     Avon Products, Inc. ...............        2,187
     14     Brown-Forman Corp., Class B........          877
     89     Cardinal Health, Inc. .............        6,138
     47     Clorox Co. (The)...................        1,600
    112     Colgate-Palmolive Co. .............        6,607
     58     Eastman Kodak Co. .................        2,700
     25     Ecolab, Inc. ......................        1,042
    210     Gillette Co. (The).................        6,098
     34     Hasbro, Inc. ......................          494
     86     Mattel, Inc. ......................        1,627
     57     McKesson HBOC, Inc. ...............        2,106
    258     Procter & Gamble Co. (The).........       16,488
   *101     Safeway, Inc. .....................        4,841
     26     SuperValu, Inc. ...................          461
    134     SYSCO Corp. .......................        3,642
     29     Tiffany & Co. .....................        1,058
    386     Tyco International Ltd. ...........       21,058
    114     Unilever N.V., NY Shares...........        6,794
    138     Xerox Corp. .......................        1,325
                                                  ----------
                                                      87,613
                                                  ----------
            CONSUMER SERVICES -- 0.1%
    +34     Cintas Corp. ......................        1,563
     18     H&R Block, Inc. ...................        1,176
     12     Ryder System, Inc. ................          233
                                                  ----------
                                                       2,972
                                                  ----------
            DRUGS -- 8.8%
    309     Abbott Laboratories................       14,833
    262     American Home Products Corp. ......       15,320
   *208     Amgen, Inc. .......................       12,629
    *30     Biogen, Inc. ......................        1,609
    388     Bristol-Myers Squibb Co. ..........       20,275
    *38     Chiron Corp. ......................        1,932
    224     Eli Lilly & Co. ...................       16,588
    *35     Forest Laboratories, Inc. .........        2,503
     34     King Pharmaceuticals, Inc. ........        1,838
    *42     MedImmune, Inc. ...................        2,001
    457     Merck & Co., Inc. .................       29,235
  1,259     Pfizer, Inc. ......................       50,427
    260     Pharmacia Corp. ...................       11,924
    292     Schering-Plough Corp. .............       10,574
     15     Sigma-Aldrich Corp. ...............          580
     21     Watson Pharmaceuticals, Inc. ......        1,301
                                                  ----------
                                                     193,569
                                                  ----------
            ELECTRICAL EQUIPMENT -- 0.7%
    *91     Agilent Technologies, Inc. ........        2,961
     26     Allergan, Inc. ....................        2,251
     42     Applera Corp -- Applied Biosystems
             Group.............................        1,128
     28     Danaher Corp. .....................        1,588
     14     Eaton Corp. .......................          963
    *37     KLA-Tencor Corp. ..................        2,156
      9     Millipore Corp. ...................          573
     20     PerkinElmer, Inc. .................          553
     19     Tektronix, Inc. ...................          505
    *35     Teradyne, Inc. ....................        1,154
    *36     Thermo Electron Corp. .............          797
                                                  ----------
                                                      14,629
                                                  ----------
            ELECTRONICS -- 8.7%
    *69     Advanced Micro Devices, Inc. ......        1,980
    *77     Altera Corp. ......................        2,239
    *39     American Power Conversion..........          614
    *72     Analog Devices, Inc. ..............        3,102
    *60     Applied Micro Circuits Corp. ......        1,030
    *52     Broadcom Corp., Class A............        2,219
    *49     Conexant Systems, Inc. ............          438
     86     Emerson Electric Co. ..............        5,174
  1,982     General Electric Co. ..............       96,601
  1,342     Intel Corp. .......................       39,240
   *263     JDS Uniphase Corp. ................        3,347
     63     Linear Technology Corp. ...........        2,799
    *72     LSI Logic Corp. ...................        1,355
    *66     Maxim Integrated Products, Inc. ...        2,896
     15     Maytag Corp. ......................          441
   *119     Micron Technology, Inc. ...........        4,888
    +39     Molex, Inc. .......................        1,426
    *35     National Semiconductor Corp. ......        1,006
      8     National Service Industries,
             Inc. .............................          186
    *28     Novellus Systems, Inc. ............        1,613
   *+16     Power-One, Inc. ...................          260
   *+18     Qlogic Corp. ......................        1,186
    *64     Sanmina Corp. .....................        1,494
    346     Texas Instruments, Inc. ...........       10,906
     11     Thomas & Betts Corp. ..............          253

The accompanying notes are an integral part of this financial statement.

------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            ELECTRONICS -- (CONTINUED)
     37     Vitesse Semiconductor Corp. .......   $      770
     13     Whirlpool Corp. ...................          834
     66     Xilinx, Inc. ......................        2,735
                                                  ----------
                                                     191,032
                                                  ----------
            ENERGY & SERVICES -- 6.7%
     18     Amerada Hess Corp. ................        1,430
     50     Anadarko Petroleum Corp. ..........        2,700
     25     Apache Corp. ......................        1,267
     14     Ashland, Inc. .....................          555
     42     Burlington Resources, Inc. ........        1,687
    128     Chevron Corp. .....................       11,578
    125     Conoco, Inc., Class B..............        3,602
     26     Devon Energy Corp. ................        1,350
    149     Enron Corp. .......................        7,292
     23     EOG Resources, Inc. ...............          825
    688     ExxonMobil Corp. ..................       60,107
     19     Kerr-McGee Corp. ..................        1,253
    *29     Nabors Industries, Inc. ...........        1,095
    *27     Noble Drilling Corp. ..............          881
     74     Occidental Petroleum Corp. ........        1,963
    +51     Phillips Petroleum Co. ............        2,908
    *19     Rowan Cos., Inc. ..................          418
    428     Royal Dutch Petroleum Co.,
             NY Shares.........................       24,927
    114     Schlumberger Ltd. .................        6,017
     17     Sunoco, Inc. ......................          615
    110     Texaco, Inc. ......................        7,326
     31     Tosco Corp. .......................        1,357
     63     Transocean Sedco Forex, Inc. ......        2,613
     49     Unocal Corp. ......................        1,659
     62     USX-Marathon Group.................        1,818
                                                  ----------
                                                     147,243
                                                  ----------
            FINANCIAL SERVICES -- 4.5%
    104     American General Finance Corp. ....        4,809
     21     Bear Stearns Cos., Inc. (The)......        1,235
    277     Charles Schwab Corp. (The).........        4,232
  1,003     Citigroup, Inc. ...................       53,005
     53     Franklin Resources, Inc. ..........        2,418
     61     John Hancock Financial Services,
             Inc. .............................        2,468
     49     Lehman Brothers Holdings, Inc. ....        3,824
    167     Merrill Lynch & Co., Inc. .........        9,919
    222     Morgan Stanley Dean Witter &
             Co. ..............................       14,257
     44     Stilwell Financial, Inc. ..........        1,471
     25     T Rowe Price Group, Inc. ..........          920
                                                  ----------
                                                      98,558
                                                  ----------
            FOOD, BEVERAGE & TOBACCO -- 4.2%
      7     Adolph Coors Co., Class B..........          372
    179     Anheuser-Busch Cos., Inc. .........        7,377
    126     Archer-Daniels-Midland Co. ........        1,639
     81     Campbell Soup Co. .................        2,096
    496     Coca-Cola Co. (The)................       22,331
     84     Coca-Cola Enterprises, Inc. .......        1,372
    107     ConAgra Foods, Inc. ...............        2,123
     57     General Mills, Inc. ...............        2,487
     70     Heinz (H.J.) Co. ..................        2,845
     21     Hercules, Inc. ....................          241
     27     Hershey Foods Corp. ...............        1,682
     81     Kellogg Co. .......................        2,347
     29     Pepsi Bottling Group, Inc. ........        1,151
    292     PepsiCo., Inc. ....................       12,909
    439     Philip Morris Cos., Inc. ..........       22,268
     26     Quaker Oats Co. (The)..............        2,412
     62     Ralston Purina Co. ................        1,858
    157     Sara Lee Corp. ....................        2,973
     33     UST, Inc. .........................          940
     45     Wrigley, (Wm.) Jr. Co. ............        2,116
                                                  ----------
                                                      93,539
                                                  ----------
            FOREST & PAPER PRODUCTS -- 0.8%
     11     Bemis Co., Inc. ...................          425
     11     Boise Cascade Corp. ...............          400
     45     Georgia-Pacific Corp. .............        1,528
     96     International Paper Co. ...........        3,438
    106     Kimberly-Clark Corp. ..............        5,939
     21     Louisiana-Pacific Corp. ...........          242
     20     Mead Corp. (The)...................          538
    *31     Pactiv Corp. ......................          420
      6     Potlatch Corp. ....................          192
     10     Temple-Inland, Inc. ...............          527
     20     Westvaco Corp. ....................          489
     43     Weyerhaeuser Co. ..................        2,362
     22     Willamette Industries, Inc. .......        1,082
                                                  ----------
                                                      17,582
                                                  ----------
            HEALTH SERVICES -- 0.5%
    107     HCA -- The Healthcare Co. .........        4,846
    *78     HEALTH SOUTH Corp. ................        1,242
    *21     Manor Care, Inc. ..................          652
    *65     Tenet Healthcare Corp. ............        3,338
                                                  ----------
                                                      10,078
                                                  ----------
            HOTELS & GAMING -- 0.2%
     74     Hilton Hotels Corp.................          853
     49     Marriott International, Inc., Class
             A.................................        2,301
     40     Starwood Hotels & Resorts
             Worldwide, Inc....................        1,476
                                                  ----------
                                                       4,630
                                                  ----------
            INSURANCE -- 4.4%
    *30     Aetna, Inc.........................          765
    109     AFLAC, Inc.........................        3,433
    150     Allstate Corp. (The)...............        6,599
     22     AMBAC Financial Group, Inc.........        1,272
    483     American International Group,
             Inc...............................       41,504
     52     Aon Corp...........................        1,827
     36     Chubb Corp. (The)..................        2,809
     31     CIGNA Corp.........................        2,981
     33     Cincinnati Financial Corp..........        1,321
    +70     Conseco, Inc.......................          955
    *34     Humana, Inc........................          330

------------------------------------------------------------
 HARTFORD INDEX HLS FUND, INC.
------------------------------------------------------------

 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            INSURANCE -- (CONTINUED)
     32     Jefferson-Pilot Corp. .............   $    1,523
     39     Lincoln National Corp. ............        2,016
     41     Loews Corp. .......................        2,635
     55     Marsh & McLennan Cos., Inc. .......        5,556
     31     MBIA, Inc. ........................        1,706
  *+156     MetLife, Inc. .....................        4,817
     22     MGIC Investment Corp. .............        1,609
     15     Progressive Corp. (The)............        2,060
     27     Safeco Corp. ......................          783
     44     St. Paul Cos., Inc. (The)..........        2,252
     26     Torchmark Corp. ...................        1,047
     63     UnitedHealth Group, Inc. ..........        3,904
     50     UNUMProvident Corp. ...............        1,609
     13     Wellpoint Health Networks, Inc. ...        1,179
                                                  ----------
                                                      96,492
                                                  ----------
            MACHINERY -- 1.3%
   *162     Applied Materials, Inc. ...........        7,966
     67     Baker Hughes, Inc. ................        2,244
     16     Black & Decker Corp. ..............          639
     68     Caterpillar, Inc. .................        3,426
      8     Cummings Inc. .....................          319
     47     Deere & Co. .......................        1,777
     41     Dover Corp. .......................        1,528
     *6     FMC Corp. .........................          418
     32     Ingersoll-Rand Co. ................        1,314
     25     Pall Corp. ........................          577
     23     Parker-Hannifin Corp. .............          989
     17     Stanley Works (The)................          707
     12     Timken Co. (The)...................          202
     94     United Technologies Corp. .........        6,884
                                                  ----------
                                                      28,990
                                                  ----------
            MEDIA & ENTERTAINMENT -- 2.8%
    +13     American Greetings Corp. ..........          141
   *117     Clear Channel Communications.......        7,348
   *189     Comcast Corp., Class A.............        8,185
     23     Donnelly (R.R.) & Sons Co. ........          695
     17     Dow Jones & Co., Inc. .............        1,027
     53     Gannett Co., Inc. .................        3,474
     15     Harcourt General, Inc. ............          851
    *23     Harrah's Entertainment, Inc. ......          823
    +15     Knight-Ridder, Inc. ...............          870
     39     McGraw-Hill Cos., Inc. (The).......        2,583
     10     Meredith Corp. ....................          353
     32     New York Times Co. (The), Class....        1,334
     60     Tribune Co. .......................        2,383
    +42     Univision Communications, Inc. ....        1,780
    355     Viacom, Inc., Class B..............       18,375
    417     Walt Disney Co. (The)..............       12,045
                                                  ----------
                                                      62,267
                                                  ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.6%
     10     Bard (C.R.), Inc. .................          579
     11     Bausch & Lomb, Inc. ...............          384
    118     Baxter International, Inc. ........        5,792
     51     Becton, Dickinson & Co. ...........        1,837
     36     Biomet, Inc. ......................        1,718
    *80     Boston Scientific Corp. ...........        1,361
     61     Guidant Corp. .....................        2,206
    604     Johnson & Johnson Co. .............       30,203
    241     Medtronic, Inc. ...................       11,094
    *17     St. Jude Medical, Inc. ............        1,019
     39     Stryker Corp. .....................        2,145
                                                  ----------
                                                      58,338
                                                  ----------
            METALS, MINERALS & MINING -- 1.3%
     64     Alcan, Inc. .......................        2,674
    172     Alcoa, Inc. .......................        6,784
     16     Allegheny Technologies, Inc. ......          289
      5     Ball Corp. ........................          262
     79     Barrick Gold Corp. ................        1,196
     19     Cooper Industries, Inc. ...........          741
     12     Crane Co. .........................          366
     26     Engelhard Corp. ...................          671
     31     Fortune Brands, Inc. ..............        1,172
    *28     Freeport-McMoRan Copper & Gold,
             Inc., Class B.....................          314
     52     Homestake Mining Co. ..............          405
     61     Illinois Tool Works, Inc. .........        3,839
     36     Inco Ltd. .........................          627
     87     Lockheed Martin Corp. .............        3,212
     92     Masco Corp. .......................        2,290
     39     Newmont Mining Corp. ..............          725
     16     Nucor Corp. .......................          762
     16     Phelps Dodge Corp. ................          654
     65     Placer Dome, Inc. .................          642
     12     Snap-On, Inc. .....................          278
     18     USX Corp. .........................          354
    +20     Vulcan Materials Co. ..............        1,087
     17     Worthington Industries, Inc. ......          230
                                                  ----------
                                                      29,574
                                                  ----------
            RESEARCH & TESTING
             FACILITIES -- 0.1%
     31     Moody's Corp. .....................        1,053
    *23     Quintiles Transnational Corp. .....          583
                                                  ----------
                                                       1,636
                                                  ----------
            RETAIL -- 6.5%
     81     Albertson's, Inc. .................        2,422
    *22     AutoZone, Inc. ....................          839
    *58     Bed Bath & Beyond, Inc. ...........        1,725
    *42     Best Buy Co., Inc. ................        2,653
    *22     Big Lots Inc. .....................          307
     41     Circuit City Stores Group..........          746
    *90     Costco Wholesale Corp. ............        3,682
     78     CVS Corp. .........................        3,025
     24     Darden Restaurants, Inc. ..........          656
     17     Dillard's, Inc., Class A...........          257
     66     Dollar General Corp. ..............        1,285
    *39     Federated Department Stores,
             Inc. .............................        1,678
    171     Gap, Inc. (The)....................        4,971
    465     Home Depot, Inc. (The).............       21,667

The accompanying notes are an integral part of this financial statement.

------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
    *98     Kmart Corp. .......................   $    1,122
    *66     Kohl's Corp. ......................        4,163
   *162     Kroger Co. (The)...................        4,043
     85     Limited, Inc. (The)................        1,406
     77     Lowe's Cos., Inc. .................        5,553
     60     May Department Stores Co. .........        2,040
    258     McDonald's Corp. ..................        6,982
     27     Nordstrom, Inc. ...................          493
    *59     Office Depot, Inc. ................          612
     52     Penney (J.C.) Co., Inc. ...........        1,383
     37     RadioShack Corp. ..................        1,126
     66     Sears Roebuck & Co. ...............        2,773
     31     Sherman-Williams Co. (The).........          694
    *91     Staples, Inc. .....................        1,455
    *76     Starbucks Corp. ...................        1,743
    179     Target Corp. ......................        6,207
     56     TJX Cos., Inc. (The)...............        1,783
    *40     Toys R Us, Inc. ...................          978
    *29     Tricon Global Restaurants, Inc. ...        1,283
    892     Wal-Mart Stores, Inc. .............       43,525
    203     Walgreen Co. ......................        6,938
     23     Wendy's International, Inc. .......          582
     28     Winn-Dixie Stores, Inc. ...........          734
                                                  ----------
                                                     143,531
                                                  ----------
            RUBBER & PLASTICS PRODUCTS -- 0.2%
     14     Cooper Tire & Rubber Co. ..........          204
    +32     Goodyear Tire & Rubber Co. (The)...          888
     54     NIKE, Inc., Class B................        2,272
   *+12     Reebok International Ltd. .........          370
    +17     Sealed Air Corp. ..................          618
     11     Tupperware Corp. ..................          267
                                                  ----------
                                                       4,619
                                                  ----------
            SOFTWARE & SERVICES -- 9.5%
     48     Adobe Systems, Inc. ...............        2,242
   *884     AOL Time Warner, Inc. .............       46,844
    +11     Autodesk, Inc. ....................          399
    125     Automatic Data Processing, Inc. ...        6,193
    *49     BMC Software, Inc. ................        1,097
   *+54     BroadVision, Inc. .................          271
    *38     Cabletron Systems, Inc. ...........          861
    *37     Citrix Systems, Inc. ..............        1,287
    115     Computer Associates International,
             Inc. .............................        4,140
    *34     Computer Sciences Corp. ...........        1,167
    *73     Compuware Corp. ...................        1,026
     14     Deluxe Corp. ......................          409
     93     Electronic Data Systems Corp. .....        5,832
     78     First Data Corp. ..................        5,018
    *25     Fiserv, Inc. ......................        1,587
     59     IMS Health, Inc. ..................        1,673
    *42     Intuit, Inc. ......................        1,664
    *17     Mercury Interactive Corp. .........          988
 *1,074     Microsoft Corp. ...................       78,373
    *19     NCR Corp. .........................          902
    *63     Novell, Inc. ......................          357
 *1,120     Oracle Corp. ......................       21,277
    *53     Parametric Technology Corp. .......          737
    *59     PeopleSoft, Inc. ..................        2,889
    *24     Sapient Corp. .....................          238
    *90     Siebel Systems, Inc. ..............        4,240
   *650     Sun Microsystems, Inc. ............       10,213
     63     Unisys Corp. ......................          928
     79     VERITAS Software Corp. ............        5,269
    113     Yahoo!, Inc. ......................        2,261
                                                  ----------
                                                     210,382
                                                  ----------
            TRANSPORTATION -- 3.2%
    *31     AMR Corp. .........................        1,105
    174     Boeing Co. (The)...................        9,676
     18     Brunswick Corp. ...................          421
     78     Burlington Northern Santa Fe
             Corp. ............................        2,360
    117     Carnival Corp., Class A............        3,580
     43     CSX Corp. .........................        1,544
     29     Dana Corp. ........................          686
    112     Delphi Automotive Systems Corp. ...        1,779
     25     Delta Air Lines, Inc. .............        1,082
    *61     Fedex Corp. .......................        2,464
    365     Ford Motor Co. ....................        8,960
     40     General Dynamics Corp. ............        3,116
    110     General Motors Corp. ..............        7,046
     34     Genuine Parts Co. .................        1,081
     21     Goodrich Corp. ....................          781
     60     Harley-Davidson, Inc. .............        2,839
    161     Honeywell International, Inc. .....        5,647
     17     ITT Industries, Inc. ..............          774
     12     Navistar International Corp. ......          330
     77     Norfolk Southern Corp. ............        1,586
     17     Northrop Grumman Corp. ............        1,364
     15     PACCAR, Inc. ......................          784
     36     Rockwell International Corp. ......        1,388
    *27     Sabre Group Corp. .................        1,326
    152     Southwest Airlines Co. ............        2,808
     28     Textron, Inc. .....................        1,552
     25     TRW, Inc. .........................        1,021
     50     Union Pacific Corp. ...............        2,724
   * 13     US Airways Group, Inc. ............          324
                                                  ----------
                                                      70,148
                                                  ----------
            UTILITIES -- 3.6%
   *106     AES Corp. (The)....................        4,574
     25     Allegheny Energy, Inc. ............        1,201
    *39     Allied Waste Industries, Inc. .....          734
     27     Ameren Corp. ......................        1,172
     64     American Electric Power Co.,
             Inc. .............................        2,975
    *60     Calpine Corp. .....................        2,256
     32     CINergy Corp. .....................        1,112
    *53     Citizens Communications Co. .......          632
     26     CMS Energy Corp. ..................          735
    +42     Consolidated Edison, Inc. .........        1,688
     33     Constellation Energy Group,
             Inc. .............................        1,392
     49     Dominion Resources, Inc. ..........        2,968
     33     DTE Energy Co. ....................        1,527

------------------------------------------------------------
 HARTFORD INDEX HLS FUND, INC.
------------------------------------------------------------

 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            UTILITIES -- (CONTINUED)
    154     Duke Energy Corp. .................   $    6,007
     65     Dynegy Inc., Class A...............        3,023
    *65     Edison International...............          724
    102     El Paso Energy Corp. ..............        5,341
     44     Entergy Corp. .....................        1,689
     64     Exelon Corp. ......................        4,104
     45     FirstEnergy Corp. .................        1,436
     35     FPL Group, Inc. ...................        2,112
     24     GPU, Inc. .........................          840
     27     KeySpan Corp. .....................        1,000
     23     Kinder Morgan, Inc. ...............        1,151
    *68     Mirant Corp. ......................        2,332
    *32     Niagara Mohawk Holdings, Inc. .....          563
      9     NICOR, Inc. .......................          353
     41     NiSource, Inc. ....................        1,126
     12     ONEOK, Inc. .......................          233
      7     Peoples Energy Corp. ..............          282
     77     PG&E Corp. ........................          865
     17     Pinnacle West Capital Corp. .......          805
     29     PPL Corp. .........................        1,596
     41     Progress Energy, Inc. .............        1,847
     20     Progress Energy, Inc. -- CVO.......           10
     42     Public Service Enterprise Group,
             Inc. .............................        2,030
     59     Reliant Energy, Inc. ..............        1,912
     41     Sempra Energy......................        1,124
    137     Southern Co. ......................        3,179
     51     Texas Utilities Co. ...............        2,468
    125     Waste Management, Inc. ............        3,843
     97     Williams Cos., Inc. (The)..........        3,183
     68     Xcel Energy, Inc. .................        1,948
                                                  ----------
                                                      80,092
                                                  ----------
            Total common stocks................   $2,200,567
                                                  ==========

PRINCIPAL
AMOUNT
---------

SHORT-TERM SECURITIES -- 0.3%
            REPURCHASE AGREEMENT -- 0.3%
 $5,771     Joint Repurchase Agreement
             (See Note 2(d))
             3.95% due 07/02/01................   $    5,771
                                                  ----------
            U.S. TREASURY BILLS -- 0.0%
    500     3.415% due 09/20/01................          496
    250     3.445% due 09/20/01................          248
                                                  ----------
                                                         744
                                                  ----------
            Total short-term securities........   $    6,515
                                                  ==========

                                                    MARKET
                                                    VALUE
                                                  ----------

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $1,742,798).........................     99.8%  $2,200,567
Total short-term securities (cost
  $6,515).............................      0.3        6,515
                                          -----   ----------
Total investment in securities
  (total cost $1,749,313).............    100.1    2,207,082
Cash, receivables and other assets....      0.1        2,050
Securities lending collateral (See
  Note 2(i))..........................      1.3       28,925
Payable for securities purchased......     (0.1)      (2,455)
Payable for Fund shares redeemed......     (0.1)      (1,760)
Securities lending collateral payable
  to brokers (See Note 2(i))..........     (1.3)     (28,925)
Other liabilities.....................     (0.0)        (100)
                                          -----   ----------
Net assets............................    100.0%  $2,204,817
                                          =====   ==========
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  2,000,000 shares authorized; 647,119 shares
  outstanding.................................    $   64,712
Capital surplus...............................     1,634,051
Accumulated undistributed net investment
  income......................................         9,158
Accumulated undistributed net realized gain on
  investments.................................        39,247
Unrealized appreciation of investments........       457,769
Unrealized depreciation of futures
  contracts ++................................          (120)
                                                  ----------
Net assets....................................    $2,204,817
                                                  ==========
Class IA
  Net asset value per share ($2,171,150 / 637,217
    shares outstanding) (1,500,000 shares
    authorized).....................................   $3.41
                                                       =====
Class IB
  Net asset value per share ($33,667 / 9,902 shares
    outstanding) (500,000 shares authorized)........   $3.40
                                                       =====

 * Non-income producing during the period.

 + All or a portion of this security was on loan as of June 30, 2001 (See Note
   2(i)).

 ++ The Fund had 23 Standard & Poor's 500 September 2001 futures contracts open as of June 30, 2001. These contracts had a value of $7,083 as of June 30, 2001 and were collateralized by U.S. Treasury Bills with a market value of $744. (Number of contracts not in $000's).

The accompanying notes are an integral part of this financial statement.

-----------------------------------------------------------
 HARTFORD GLOBAL ADVISERS HLS FUND, INC.
-----------------------------------------------------------

 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
-----------------------------------------------------------

 PRINCIPAL                                          MARKET
  AMOUNT                                            VALUE
-----------                                        --------
ASSET-BACKED SECURITIES # -- 2.8%
$    @1,000   AESOP Funding II LLC, Series
               1997-1A, Class A2 (Aaa)
               6.40% due 10/20/03...............   $  1,020
        880   BMW Vehicle Owner Trust, Series
               2001-A, Class A3 (Aaa)
               4.70% due 03/25/05...............        879
         89   Capital Auto Receivables Asset
               Trust, Series 1999-1, Class A2
               (Aaa)
               5.58% due 06/15/02...............         89
        550   Carco Auto Loan Master Trust,
               Series 1999-1, Class A2 (Aaa)
               5.78% due 03/15/04...............        558
         87   Chase Manhattan Auto Owner Trust,
               Series 1997-B, Class A5 (Aaa)
               6.60% due 03/15/02...............         88
      1,360   Citibank Credit Card Master Trust
               I, Series 1997-2, Class A (Aaa)
               6.55% due 02/15/04...............      1,382
        850   Discover Card Master Trust I,
               Series 1999-2, Class A (Aaa)
               5.90% due 10/15/04...............        862
        452   First Security Auto Owner Trust,
               Series 2000-2, Class A2 (Aaa)
               6.80% due 08/15/03...............        458
         50   Ford Credit Auto Owner Trust,
               Series 1999-D, Class A3 (Aaa)
               6.20% due 04/15/02...............         50
        347   Harley-Davidson Eaglemark
               Motorcycle Trust, Series 1998-1,
               Class A2 (Aaa)
               5.94% due 02/15/04...............        351
        367   Harley-Davidson Eaglemark
               Motorcycle Trust, Series 2000-2,
               Class A1 (Aaa)
               7.07% due 11/15/04...............        373
        306   Honda Auto Lease Trust, Series
               1999-A, Class A4 (Aaa)
               6.45% due 09/16/02...............        308
        660   Honda Auto Lease Trust, Series
               1999-A, Class A5 (Aaa)
               6.65% due 07/15/05...............        671
        600   Honda Auto Receivables Owner
               Trust, Series 2000-1, Class A2
               (Aaa)
               6.65% due 12/16/02...............        606
        336   PP&L Transition Bond Co., LLC,
               Series 1999-1, Class A2 (Aaa)
               6.41% due 12/26/03...............        338
        803   SLM Student Loan Trust, Series
               2000-2, Class A1L (Aaa)
               4.463% due 07/25/08..............        804
        500   Toyota Auto Receivables Owner
               Trust, Series 2001-B, Class A2
               (Aaa)
               4.182% due 12/15/03..............        500
        298   USAA Auto Loan Grantor Trust,
               Series 1999-1, Class A (Aaa)
               6.10% due 02/15/06...............        303
$       370   Wells Fargo Auto Trust, Series
               2001-A, Class A3 (Aaa)
               4.68% due 02/15/05...............   $    369
                                                   --------
              Total asset-backed securities.....   $ 10,009
                                                   ========
COLLATERALIZED MORTGAGE OBLIGATIONS # -- 1.0%
      1,000   CS First Boston Mortgage
               Securities Corp., Series 1997-C1,
               Class A1B (Aaa)
               7.150% due 08/20/06..............      1,038
       @660   GS Mortgage Securities, Series
               2000-GSFL, Class A (Aaa)
               4.04% due 08/15/12...............        660
        705   Holmes Financing PLC, Series 4,
               Class 1A (Aaa)
               4.013% due 07/15/15..............        705
      1,200   Nomura Asset Securities Corp.,
               Series 1998-D6, Class A1B (Aaa)
               6.59% due 03/15/30...............      1,212
       @124   SASCO Floating Rate Commercial
               Mortgage, Series 1999-C3, Series
               A (AAA S&P)
               5.407% due 11/20/01..............        124
                                                   --------
              Total collateralized mortgage
               obligations......................   $  3,739
                                                   ========

  SHARES
-----------

COMMON STOCKS -- 52.0%
              APPAREL & TEXTILE -- 1.0%
        +44   Adidas AG.........................   $  2,682
         @8   Industria de Diseno Textil
               S.A. ............................        129
        +45   Industria de Diseno Textil
               S.A. ............................        723
                                                   --------
                                                      3,534
                                                   --------
              BANKS -- 4.8%
         77   Banco Popular Espanol S.A. .......      2,694
         72   Bank of America Corp. ............      4,316
         78   Bank One Corp. ...................      2,796
        +22   Banque National de Paris (BNP)....      1,910
         47   Fannie Mae........................      3,977
         43   FleetBoston Financial Corp. ......      1,712
                                                   --------
                                                     17,405
                                                   --------
              BUSINESS SERVICES -- 2.2%
        293   Capita Group PLC..................      1,887
       *+49   eBay, Inc. .......................      3,370
        850   Rentokil Initial PLC..............      2,888
                                                   --------
                                                      8,145
                                                   --------
              CHEMICALS -- 1.1%
         84   du Pont (E.I.) de Nemours &
               Co. .............................      4,052
                                                   --------
              COMMUNICATIONS -- 5.3%
       *546   China Mobile (Hong Kong) Ltd. ....      2,884
        *72   CIENA Corp. ......................      2,732
       *503   COLT Telecom Group PLC............      3,482

The accompanying notes are an integral part of this financial statement.

-----------------------------------------------------------
 HARTFORD GLOBAL ADVISERS HLS FUND, INC.
-----------------------------------------------------------

 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
-----------------------------------------------------------

                                                    MARKET
  SHARES                                            VALUE
-----------                                        --------
COMMON STOCKS -- (CONTINUED)
              COMMUNICATIONS -- (CONTINUED)
         68   Deutsche Telekom AG...............   $  1,523
        *31   Echostar Communications Corp., A
               Shares...........................        992
        107   Nokia Oyj.........................      2,428
        *50   QUALCOMM, Inc. ...................      2,947
         38   Verizon Communications, Inc. .....      2,022
        119   Vodafone AirTouch PLC.............        262
                                                   --------
                                                     19,272
                                                   --------
              COMPUTERS & OFFICE
               EQUIPMENT -- 2.2%
       *130   Cisco Systems, Inc. ..............      2,366
         27   International Business Machines
               Corp. ...........................      3,085
         21   Minnesota Mining & Manufacturing
               Co. .............................      2,373
                                                   --------
                                                      7,824
                                                   --------
              CONSUMER NON-DURABLES -- 2.1%
         29   Cardinal Health, Inc. ............      1,967
         37   Tyco International Ltd. ..........      2,011
         63   Unilever N.V., NY Shares..........      3,777
                                                   --------
                                                      7,755
                                                   --------
              DRUGS -- 2.4%
         58   American Home Products Corp. .....      3,384
         60   AstraZeneca Group PLC.............      2,789
         95   GlaxoSmithKline PLC...............      2,649
                                                   --------
                                                      8,822
                                                   --------
              ELECTRONICS -- 3.8%
          3   Advantest Corp. ..................        249
        *14   Broadcom Corp., Class A...........        577
         54   General Electric Co. .............      2,633
         84   Intel Corp. ......................      2,454
         22   Kyocera Corp. ....................      1,967
         20   Samsung Electronics...............      2,944
         66   Texas Instruments, Inc. ..........      2,088
         13   Tokyo Electron Ltd. ..............        775
                                                   --------
                                                     13,687
                                                   --------
              ENERGY & SERVICES -- 2.4%
        214   BP Amoco PLC......................      1,759
         24   Burlington Resources, Inc. .......        943
         42   ExxonMobil Corp. .................      3,686
        +39   Royal Dutch Petroleum Co. ........      2,267
                                                   --------
                                                      8,655
                                                   --------
              FINANCIAL SERVICES -- 1.5%
         43   Barclays PLC......................      1,302
         79   Citigroup, Inc. ..................      4,159
                                                   --------
                                                      5,461
                                                   --------
              FOOD, BEVERAGE & TOBACCO -- 2.4%
        328   Compass Group PLC.................      2,612
         85   Kellogg Co. ......................      2,451
          8   Nestle S.A. ......................      1,630
         41   Philip Morris Cos., Inc. .........      2,081
                                                   --------
                                                      8,774
                                                   --------
              HEALTH SERVICES -- 0.7%
       *+41   Elan Corp. .......................      2,519
                                                   --------
              INSURANCE -- 2.4%
         38   American International Group,
               Inc. ............................      3,234
        357   Lloyds TSB Group PLC..............      3,562
         36   MBIA, Inc. .......................      1,993
                                                   --------
                                                      8,789
                                                   --------
              MACHINERY -- 0.6%
         30   United Technologies Corp. ........      2,176
                                                   --------
              MEDIA & ENTERTAINMENT -- 3.1%
        *51   AT&T -- Liberty Media Group, Class
               A................................        888
        464   Reed International PLC............      4,111
       *133   USA Networks, Inc. ...............      3,744
         44   Vivendi Universal S.A. ...........      2,565
                                                   --------
                                                     11,308
                                                   --------
              MEDICAL INSTRUMENTS & SUPPLIES -- 1.7%
         42   Baxter International, Inc. .......      2,068
        334   Gambro AB, A Shares...............      2,039
         42   Johnson & Johnson Co. ............      2,115
                                                   --------
                                                      6,222
                                                   --------
              METALS, MINERALS & MINING -- 1.9%
         37   Alcan, Inc. ......................      1,559
         57   Alcoa, Inc. ......................      2,254
         41   CRH PLC...........................        699
         31   PoHang Iron & Steel Co., Ltd. ....      2,448
                                                   --------
                                                      6,960
                                                   --------
              RETAIL -- 3.0%
         36   Home Depot, Inc. (The)............      1,662
        779   Marks & Spencer PLC...............      2,831
       *284   Staples, Inc. ....................      4,540
         39   Wal-Mart Stores, Inc. ............      1,923
                                                   --------
                                                     10,956
                                                   --------
              SOFTWARE & SERVICES -- 4.8%
        *43   AOL Time Warner, Inc. ............      2,279
        *77   Microsoft Corp. ..................      5,628
         22   SAP AG............................      3,075
       *+70   VeriSign, Inc. ...................      4,195
        *33   VERITAS Software Corp. ...........      2,176
                                                   --------
                                                     17,353
                                                   --------
              TRANSPORTATION -- 1.6%
         25   Bayerische Motoren Werke (BMW)
               AG...............................        807
        264   British Airways PLC...............      1,274
         37   General Motors Corp. .............      2,355
        +35   Vivendi Environnement.............      1,456
                                                   --------
                                                      5,892
                                                   --------

The accompanying notes are an integral part of this financial statement.

-----------------------------------------------------------

                                                    MARKET
  SHARES                                            VALUE
-----------                                        --------
COMMON STOCKS -- (CONTINUED)
              UTILITIES -- 1.0%
        115   Waste Management, Inc. ...........   $  3,544
                                                   --------
              Total common stocks...............   $189,105
                                                   ========

 PRINCIPAL
  AMOUNT
-----------

CORPORATE NOTES # -- 9.7%
              BANKS -- 3.6%
$       750   Bank Nederlandse Gemeenten N.V.
               (Aaa)
               3.25% due 07/16/01...............        750
 GBP    500   Bank of America Corp. (Aa2)
               6.125% due 12/16/10..............        661
        500   Commonwealth Bank Australia (A1)
               8.50% due 06/01/10...............        555
        600   Ford Motor Credit Co. (A2)
               6.875% due 02/01/06..............        608
JPY 200,000   Ford Motor Credit Co. (A2)
               1.50% due 09/25/01...............      1,608
  EUR 1,700   Freddie Mac (Aaa)
               5.75% due 09/15/10...............      1,476
  EUR 1,700   Kredit Fuer Wiederaufbau (Aaa)
               5.00% due 07/04/11...............      1,409
        500   National Australia Bank (A1)
               8.60% due 05/19/10...............        557
      1,000   National Australia Bank (Aaa)
               4.06% due 02/12/02...............        999
  EUR   808   National Westminster Bank (Aaa)
               6.00% due 01/21/10...............        680
        500   Royal Bank of Scotland Group PLC
               (A1)
               6.375% due 02/01/11..............        488
  DEM 1,600   Toyota Motor Credit Corp. (Aaa)
               4.75% due 06/17/05...............        686
  DEM 1,900   Toyota Motor Credit Corp. (Aaa)
               5.375% due 12/28/01..............        825
  EUR   700   Unicredito Italiano S.p.A. (Aaa)
               6.00% due 03/16/11...............        583
        800   Wells Fargo & Co. (Aa2)
               4.09% due 09/15/01...............        801
                                                   --------
                                                     12,686
                                                   --------
              CHEMICALS -- 0.0%
        175   Potash Corp. Saskatchewan (Baa2)
               7.75% due 05/31/11...............        179
                                                   --------
              COMMUNICATIONS -- 1.2%
 GBP   @500   France Telecom S.A. (Aaa)
               7.50% due 03/14/11...............        722
  EUR 1,500   France Telecom S.A. (Aaa)
               4.604% due 10/12/01..............      1,269
        500   Telefonica Europe BV (A2)
               7.75% due 09/15/10...............        514
 GBP    490   Worldcom, Inc. (A3)
               7.25% due 05/15/08...............        674

 PRINCIPAL                                          MARKET
  AMOUNT                                            VALUE
-----------                                        --------

              COMMUNICATIONS -- (CONTINUED)
$     1,230   WorldCom, Inc. (A3)
               6.125% due 08/15/01..............   $  1,231
                                                   --------
                                                      4,410
                                                   --------
              CONSTRUCTION -- 0.1%
        300   Centex Corp. (Baa2)
               7.875% due 02/01/11..............        298
                                                   --------
              DRUGS -- 0.5%
JPY 220,000   Pfizer, Inc. (Aaa)
               0.80% due 03/18/08...............      1,786
                                                   --------
              ELECTRONICS -- 0.2%
  EUR   800   Eaton Corp. (Baa1)
               6.00% due 03/30/07...............        664
                                                   --------
              ENERGY & SERVICES -- 0.3%
 GBP    525   British Gas PLC (Aaa)
               5.375% due 12/07/09..............        681
        500   NRG Energy, Inc. (Baa3)
               8.25% due 09/15/10...............        522
                                                   --------
                                                      1,203
                                                   --------
              FINANCIAL SERVICES -- 1.5%
      1,500   American General Finance Corp.
               (A2)
               6.875% due 12/14/01..............      1,520
  DEM 1,200   BA Credit Card Corp. (A2)
               6.00% due 10/15/03...............        532
        925   FPL Group Capital, Inc. (A2)
               6.125% due 05/15/07..............        913
JPY 110,000   General Electric Financial
               Assurance (Aaa)
               1.60% due 06/20/11...............        890
  EUR   850   General Motors Acceptance Corp.
               (A2)
               5.75% due 02/14/06...............        725
       @500   Osprey Trust (Baa2)
               8.31% due 01/15/03...............        514
        500   Wells Fargo Financial (Aa2)
               5.45% due 05/03/04...............        501
                                                   --------
                                                      5,595
                                                   --------
              FOOD, BEVERAGE & TOBACCO -- 0.1%
       @500   Kellogg Co. (Baa2)
               6.60% due 04/01/11...............        489
                                                   --------
              FOREST & PAPER PRODUCTS -- 0.6%
        500   Abitibi-Consolidated, Inc. (Baa3)
               8.85% due 08/01/30...............        515
  EUR 1,575   International Paper Co. (Baa1)
               5.375% due 08/11/06..............      1,300
        300   Stora Enso Oyj (Baa1)
               7.375% due 05/15/11..............        304
                                                   --------
                                                      2,119
                                                   --------

-----------------------------------------------------------
 HARTFORD GLOBAL ADVISERS HLS FUND, INC.
-----------------------------------------------------------

 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
-----------------------------------------------------------

 PRINCIPAL                                          MARKET
  AMOUNT                                            VALUE
-----------                                        --------
CORPORATE NOTES -- (CONTINUED)
              INSURANCE -- 0.3%
$       500   Ace Capital Trust II (A2)
               9.70% due 04/01/30...............   $    574
        500   Everest Reinsurance Group Ltd.
               (A3)
               8.50% due 03/15/05...............        532
                                                   --------
                                                      1,106
                                                   --------
              MEDIA & ENTERTAINMENT -- 0.3%
  EUR   700   Clear Channel Communications, Inc.
               (Baa1)
               6.50% due 07/07/05...............        601
       @600   Viacom, Inc. (A3)
               6.625% due 05/15/11..............        587
                                                   --------
                                                      1,188
                                                   --------
              METALS, MINERALS & MINING -- 0.3%
        500   Alcan, Inc. (A2)
               7.25% due 03/15/31...............        493
  EUR   750   Alcan, Inc. (Aaa)
               5.25% due 05/02/06...............        638
                                                   --------
                                                      1,131
                                                   --------
              RETAIL -- 0.3%
       @515   ERAC USA Finance Co. (Baa1)
               7.35% due 06/15/08...............        510
        500   Kroger Co. (Baa3)
               7.50% due 04/01/31...............        493
                                                   --------
                                                      1,003
                                                   --------
              SOFTWARE & SERVICES -- 0.1%
        500   AOL Time Warner, Inc. (Baa1)
               7.625% due 04/15/31..............        502
                                                   --------
              TRANSPORTATION -- 0.3%
        500   Delta Air Lines, Inc. (Aa2)
               7.57% due 11/18/10...............        527
        500   US Airways, Inc. (Aaa)
               7.076% due 03/20/21..............        493
                                                   --------
                                                      1,020
                                                   --------
              Total corporate notes.............   $ 35,379
                                                   ========
ENHANCED EQUIPMENT TRUST CERTIFICATES # -- 0.1%
$       296   Daimler Chrysler Auto Trust,
               Series 2000-A, Class A2 (Aaa)
               6.76% due 01/06/03...............   $    298
                                                   --------
              Total enhanced equipment trust
               certificates.....................   $    298
                                                   ========
FOREIGN GOVERNMENT BONDS # -- 12.6%
  AUD   400   Australian Government (Aaa)
               7.50% due 09/15/09...............   $    231
  AUD 4,810   Australian Government (Aaa)
               6.75% due 11/15/06...............      2,551
  CAD 1,260   Canada Government (Aa1)
               5.50% due 06/01/10...............        807
  CAD 3,845   Canada Government (Aa1)
               5.75% due 06/01/29...............      2,442
 DKK 17,800   Denmark Kingdom (Aaa)
               7.00% due 12/15/04...............   $  2,154
  EUR 2,500   Deutschland Republic (Aaa)
               6.25% due 01/04/24...............      2,266
  EUR 3,350   France O.A.T. (Aaa)
               5.50% due 04/25/07...............      2,938
  EUR 1,600   France O.A.T. (Aaa)
               5.50% due 04/25/10...............      1,384
  EUR 6,000   French Treasury Note (Aaa)
               5.50% due 10/12/01...............      5,093
 GBP    381   Iceland Republic (Aaa)
               8.75% due 05/12/03...............        561
  EUR 1,000   Italy BTPS (Aa3)
               6.50% due 11/01/27...............        906
  EUR 3,400   Italy BTPS (Aa3)
               4.00% due 07/15/04...............      2,835
 EUR 10,000   Italy BTPS (Aa3)
               4.50% due 07/01/01...............      8,464
JPY 290,000   Japan, Series 213 (Aa2)
               1.40% due 06/22/09...............      2,419
JPY 175,000   Japan, Series 227 (Aa2)
               1.60% due 03/21/11...............      1,463
JPY 195,000   Japan, Series 42 (Aa2)
               2.60% due 03/20/19...............      1,771
  EUR 3,100   Netherlands Government (Aaa)
               7.75% due 03/01/05...............      2,896
 NOK 28,000   Norway Kingdom (Aa1)
               5.50% due 05/15/09...............      2,783
 SEK 10,500   Sweden Kingdom, Series 1034 (Aa1)
               9.00% due 04/20/09...............      1,182
 GBP    500   U.K. Treasury Gilt (Aaa)
               6.25% due 11/25/10...............        751
                                                   --------
              Total foreign government bonds....   $ 45,897
                                                   ========
U.S. TREASURIES & FEDERAL AGENCIES -- 8.9%
              FEDERAL HOME LOAN MORTGAGE
               ASSOCIATION -- 0.6%
$     2,110   8.242% due 03/01/30...............   $  2,176
                                                   --------
              FEDERAL NATIONAL MORTGAGE
               ASSOCIATION -- 3.1%
      1,798   6.113% due 05/01/11...............      1,777
      1,021   6.295% due 06/01/09...............      1,026
      5,000   7.00% due 07/01/31................      5,020
      3,500   7.50% due 12/01/30 - 05/01/31.....      3,572
                                                   --------
                                                     11,395
                                                   --------
              GOVERNMENT NATIONAL MORTGAGE
               ASSOCIATION -- 3.1%
      8,424   7.50% due 01/15/28 - 12/15/29.....      8,659
      2,365   8.00% due 05/15/29 - 09/15/30.....      2,452
                                                   --------
                                                     11,111
                                                   --------
              U.S. TREASURY BONDS -- 0.9%
      3,370   5.50% due 08/15/28................      3,195
                                                   --------
              U.S. TREASURY NOTES -- 0.7%
      2,650   5.625% due 05/15/08...............      2,704
                                                   --------

The accompanying notes are an integral part of this financial statement.

-----------------------------------------------------------

 PRINCIPAL                                          MARKET
  AMOUNT                                            VALUE
-----------                                        --------
U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
              U.S. TREASURY STRIPS -- 0.5%
$     6,000   0.00% due 11/15/21................   $  1,747
                                                   --------
              Total U.S. treasuries & federal
               agencies.........................   $ 32,328
                                                   ========
SHORT-TERM SECURITIES -- 14.1%
              REPURCHASE AGREEMENT -- 13.6%
     49,467   Joint Repurchase Agreement (See
               Note 2(d))
               3.942% due 07/02/01..............   $ 49,467
                                                   --------
              U.S. TREASURY BILLS -- 0.5%
      1,800   3.74% due 07/26/01................   $  1,796
                                                   --------
              Total short-term securities.......   $ 51,263
                                                   ========

DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities (cost
  $9,888)...............................     2.8%  $ 10,009
Total collateralized mortgage
  obligations (cost $3,762).............     1.0      3,739
Total common stocks (cost $191,456).....    52.0    189,105
Total corporate notes (cost $36,437)....     9.7     35,379
Total enhanced equipment trust
  certificates (cost $295)..............     0.1        298
Total foreign government bonds (cost
  $49,700)..............................    12.6     45,897
Total U.S. treasuries & federal agencies
  (cost $32,371)........................     8.9     32,328
Total short-term securities (cost
  $51,263)..............................    14.1     51,263
                                           -----   --------
Total investment in securities (total
  cost $375,172)........................   101.2    368,018
Cash, receivables and other assets......     4.6     16,573
Securities lending collateral (See Note
  2 (i))................................     3.9     14,017
Payable for securities purchased........    (5.5)   (20,194)
Payable for Fund shares redeemed........    (0.1)      (245)
Securities lending collateral payable to
  brokers (See Note 2 (i))..............    (3.9)   (14,017)
Other liabilities.......................    (0.2)      (824)
                                           -----   --------
Net assets..............................   100.0%  $363,328
                                           =====   ========

                                                    MARKET
                                                    VALUE
                                                   --------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  750,000 shares authorized; 352,906 shares
  outstanding..................................    $ 35,291
Capital surplus................................     360,437
Accumulated undistributed net investment
  income.......................................       2,031
Distribution in excess of net realized gain on
  investments..................................     (29,584)
Unrealized depreciation of investments.........      (7,154)
Unrealized appreciation of futures
  contracts ++.................................          68
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(g)) !.........       2,343
Unrealized depreciation of other assets and
  liabilities in foreign currencies............        (277)
Unrealized appreciation of option contracts
  written (See Note 2(f))......................         173
                                                   --------
Net assets.....................................    $363,328
                                                   ========
Class IA
  Net asset value per share ($353,830 / 343,661
    shares outstanding) (562,500 shares
    authorized)....................................   $1.03
                                                      =====
Class IB
  Net asset value per share ($9,498 / 9,245 shares
    outstanding) (187,500 shares authorized).......   $1.03
                                                      =====

 * Non-income producing during the period.

 @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the market value of these securities amounted to $4,755 or 1.3% of net assets.

 + All or a portion of this security was on loan as of June 30, 2001 (See Note
   2(i)).

 # The ratings associated with the corresponding bond holdings were obtained from Moody's as of June 30, 2001, unless another source is noted for a particular security.

++ The fund had 3 Long September 2001 TSE 10 Year JGB Index futures contracts,
   10 Long September 2001 Eurex Deutschland Euro Bund futures contracts, 68 Long September 2001 OMX Index futures contracts, 68 Short September 2001 OMX Index futures contracts, 65 Short September 2001 5 Year U.S. Treasury Note future contracts open as of June 30, 2001. These contracts had a market value of $4,960 as of June 30, 2001, and were collateralized by U.S. Treasury Bills with a market value of $1,796. (Number of contracts not in $000's)

--------------------------------------------------------------------------------
 HARTFORD GLOBAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------

 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------
 ! FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2001

                                                                                                      UNREALIZED
                                                            CONTRACT            DELIVERY             APPRECIATION
DESCRIPTION                         MARKET VALUE             AMOUNT               DATE              (DEPRECIATION)
-----------                         ------------            --------            --------            --------------
Australian Dollar (Buy)                $2,318                $2,255             07/11/01..              $   63
Australian Dollar (Buy)                   508                   495             07/11/01                    13
Australian Dollar (Buy)                   445                   439             07/11/01                     6
Australian Dollar (Buy)                   153                   152             07/11/01                     1
Australian Dollar (Sell)                  542                   528             07/11/01                   (14)
Australian Dollar (Sell)                  301                   292             07/11/01                    (9)
Australian Dollar (Sell)                  685                   680             07/11/01                    (5)
Australian Dollar (Sell)                  664                   675             07/11/01                    11
Australian Dollar (Sell)                  623                   629             07/11/01                     6
Australian Dollar (Sell)                  228                   232             07/11/01                     4
Australian Dollar (Sell)                2,594                 2,675             07/11/01                    81
Australian Dollar (Sell)                  169                   174             07/11/01                     5
Australian Dollar (Sell)                  455                   468             07/11/01                    13
British Pounds (Buy)                      657                   662             07/02/01                    (5)
British Pounds (Buy)                      268                   268             07/03/01                    --
British Pounds (Buy)                      692                   696             07/03/01                    (4)
British Pounds (Buy)                      612                   612             07/25/01                    --
British Pounds (Sell)                     580                   591             05/14/01                    11
British Pounds (Sell)                     609                   602             07/25/01                    (7)
British Pounds (Sell)                   3,972                 3,928             07/25/01                   (44)
Canadian Dollar (Buy)                     859                   859             07/03/01                    --
Canadian Dollar (Buy)                      63                    63             09/14/01                    --
Canadian Dollar (Sell)                  1,550                 1,539             07/19/01                   (11)
Canadian Dollar (Sell)                    910                   909             07/19/01                    (1)
Canadian Dollar (Sell)                    860                   858             07/19/01                    (2)
Canadian Dollar (Sell)                     63                    63             09/14/01                    --
Danish Krone (Sell)                     2,165                 2,163             07/16/01                    (2)
Euro (Buy)                                  7                     7             07/02/01                    --
Euro (Buy)                                605                   604             07/03/01                     1
Euro (Buy)                                737                   739             07/03/01                    (2)
Euro (Buy)                                 25                    25             07/05/01                    --
Euro (Buy)                                941                   984             07/11/01                   (43)
Euro (Buy)                                305                   322             07/11/01                   (17)
Euro (Buy)                              7,192                 7,578             07/11/01                  (386)
Euro (Buy)                                129                   134             07/11/01                    (5)
Euro (Buy)                              5,910                 6,137             07/11/01                  (227)
Euro (Buy)                              2,778                 2,872             07/11/01                   (94)
Euro (Buy)                              6,504                 6,699             07/11/01                  (195)
Euro (Buy)                                903                   919             07/11/01                   (16)
Euro (Buy)                              1,927                 1,950             07/11/01                   (23)
Euro (Buy)                                 57                    57             07/11/01                    --
Euro (Buy)                                553                   558             07/11/01                    (5)
Euro (Buy)                                636                   641             07/11/01                    (5)
Euro (Buy)                              2,609                 2,635             07/11/01                   (26)
Euro (Buy)                                474                $  482             07/11/01                    (8)
Euro (Buy)                              8,475                 8,443             07/11/01                    32
Euro (Buy)                                214                   214             08/03/01                    --
Euro (Sell)                             8,466                 8,444             07/02/01                   (22)
Euro (Sell)                               439                   437             07/03/01                    (2)
Euro (Sell)                            42,375                44,710             07/11/01                 2,335
Euro (Sell)                             2,848                 3,003             07/11/01                   155
Euro (Sell)                             7,777                 8,199             07/11/01                   422
Euro (Sell)                               814                   855             07/11/01                    41
Euro (Sell)                               678                   713             07/11/01                    35
Euro (Sell)                             1,034                 1,078             07/11/01                    44

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                                                               UNREALIZED
                                                                     CONTRACT            DELIVERY             APPRECIATION
DESCRIPTION                                  MARKET VALUE             AMOUNT               DATE              (DEPRECIATION)
-----------                                  ------------            --------            --------            --------------
Euro (Sell)                                     $   59                $   62             07/11/01                $    3
Euro (Sell)                                        415                   434             07/11/01                    19
Euro (Sell)                                        750                   754             07/11/01                     4
Euro (Sell)                                      2,577                 2,582             07/11/01                     5
Euro (Sell)                                        898                   912             07/11/01                    14
Euro (Sell)                                      9,691                 9,860             07/11/01                   169
Euro (Sell)                                        763                   775             07/11/01                    12
Euro (Sell)                                      1,127                 1,143             07/11/01                    16
Euro (Sell)                                         25                    25             07/11/01                    --
Japanese Yen (Buy)                               8,833                 9,097             07/19/01                  (264)
Japanese Yen (Buy)                                 595                   604             08/07/01                    (9)
Japanese Yen (Buy)                               3,815                 3,902             08/07/01                   (87)
Japanese Yen (Buy)                               1,207                 1,230             08/07/01                   (23)
Japanese Yen (Buy)                                 170                   175             08/07/01                    (5)
Japanese Yen (Buy)                                 527                   542             08/07/01                   (15)
Japanese Yen (Buy)                                 457                   471             08/07/01                   (14)
Japanese Yen (Buy)                               1,255                 1,261             08/07/01                    (6)
Japanese Yen (Buy)                               1,247                 1,247             08/07/01                    --
Japanese Yen (Sell)                                943                   962             07/19/01                    19
Japanese Yen (Sell)                                943                   970             07/19/01                    27
Japanese Yen (Sell)                              1,258                 1,308             07/19/01                    50
Japanese Yen (Sell)                              5,688                 5,733             07/19/01                    45
Japanese Yen (Sell)                              6,590                 6,668             08/07/01                    78
Japanese Yen (Sell)                              2,048                 2,079             08/07/01                    31
Japanese Yen (Sell)                              1,765                 1,808             08/07/01                    43
Japanese Yen (Sell)                                420                   442             08/07/01                    22
Japanese Yen (Sell)                                146                   153             08/07/01                     7
Japanese Yen (Sell)                                563                   589             08/07/01                    26
Japanese Yen (Sell)                                593                   602             08/07/01                     9
Japanese Yen (Sell)                                883                   897             08/07/01                    14
Norwegian Krone (Sell)                           1,899                 1,915             07/23/01                    16
Norwegian Krone (Sell)                             214                   214             08/03/01                    --
Singapore Dollar (Buy)                             603                   606             08/03/01                    (3)
Singapore Dollar (Sell)                            603                   606             08/03/01                     3
South Korean Won (Buy)                             615                   603             08/03/01                    12
South Korean Won (Buy)                             600                   596             09/21/01                     4
South Korean Won (Sell)                            615                   619             08/03/01                     4
Swedish Krona (Buy)                                762                   778             07/12/01                   (16)
Swedish Krona (Sell)                             1,259                 1,265             07/12/01                     6
Swiss Franc (Sell)                                 715                   734             07/18/01                    19
Swiss Franc (Sell)                                 473                   482             07/18/01                     9
                                                                                                                 ------
                                                                                                                 $2,343
                                                                                                                 ======

------------------------------------------------------------
 HARTFORD ADVISERS HLS FUND, INC.
------------------------------------------------------------

 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
------------------------------------------------------------

PRINCIPAL                                          MARKET
 AMOUNT                                             VALUE
---------                                        -----------
ASSET-BACKED SECURITIES # -- 0.3%
$ @43,000   AESOP Funding II LLC, Series
             1998-1, Class A (Aaa)
             6.14% due 05/20/06...............   $    43,589
                                                 -----------
            Total asset-backed securities.....   $    43,589
                                                 ===========
COLLATERALIZED MORTGAGE OBLIGATIONS + -- 0.6%
   18,000   Asset Securitization Corp.,
             Series 1997-D4, Class A1D (Aaa)
             7.49% due 04/14/29...............        18,896
   17,200   Asset Securitization Corp.,
             Series 1997-D5, Class A1E (Aa1)
             6.93% due 02/14/43...............        17,274
   25,000   Chase Commercial Mortgage
             Securities Corp., Series 1997-1,
             Class A2 (AAA S&P)
             7.37% due 02/19/07...............        26,148
   17,225   First Union -- Lehman Brothers
             Commercial Mortgage Trust,
             Series 1997-C1, Class A3 (Aaa)
             7.38% due 04/18/07...............        18,039
                                                 -----------
            Total collateralized mortgage
             obligations......................   $    80,357
                                                 ===========
 SHARES
---------

COMMON STOCKS -- 61.9%
            AEROSPACE & DEFENSE -- 0.5%
   *3,400   General Motors, Class H...........   $    68,850
                                                 -----------
            BANKS -- 4.3%
    2,200   Bank One Corp. ...................        78,760
    2,000   Fleet Boston Financial Corp. .....        78,900
    3,650   Morgan (J.P.) Chase & Co.,
             Inc. ............................       162,790
    3,200   State Street Corp. ...............       158,368
    3,000   U.S. Bankcorp.....................        68,370
                                                 -----------
                                                     547,188
                                                 -----------
            CHEMICALS -- 0.9%
    3,300   Dow Chemical Co. (The)............       109,725
                                                 -----------
            COMMUNICATIONS -- 3.1%
     *970   CIENA Corp. ......................        36,860
      *90   McDATA Corp., Class A.............         1,588
    1,400   Motorola, Inc. ...................        23,184
       40   Qwest Communications
             International....................         1,275
    2,975   SBC Communications, Inc. .........       119,179
  *+2,320   Tellabs, Inc. ....................        44,730
    1,700   Verizon Communications, Inc. .....        90,950
   *5,600   WorldCom, Inc. ...................        79,520
                                                 -----------
                                                     397,286
                                                 -----------
            COMPUTERS & OFFICE EQUIPMENT -- 4.3%
   *6,276   Cisco Systems, Inc. ..............       114,229
   *4,046   Dell Computer Corp. ..............       105,808
   *2,515   EMC Corp. ........................        73,061
    1,640   International Business Machines
             Corp. ...........................       185,320

                                                   MARKET
 SHARES                                             VALUE
---------                                        -----------

            COMPUTERS & OFFICE EQUIPMENT -- (CONTINUED)
     *580   Palm, Inc. .......................   $     3,521
  *+4,030   Solectron Corp. ..................        73,749
                                                 -----------
                                                     555,688
                                                 -----------
            CONSUMER NON-DURABLES -- 2.2%
   *3,335   Safeway, Inc. ....................       160,094
    2,150   Tyco International Ltd. ..........       117,175
                                                 -----------
                                                     277,269
                                                 -----------
            DRUGS -- 6.7%
    2,485   Abbott Laboratories...............       119,305
    2,200   American Home Products Corp. .....       128,568
    2,208   Bristol-Myers Squibb Co. .........       115,478
  *+1,577   Immunex Corp. ....................        27,990
    2,020   Merck & Co., Inc. ................       129,098
    3,025   Pfizer, Inc. .....................       121,148
    2,204   Pharmacia Corp. ..................       101,274
    3,179   Schering-Plough Corp. ............       115,189
                                                 -----------
                                                     858,050
                                                 -----------
            ELECTRONICS -- 5.3%
    1,416   Emerson Electric Co. .............        85,674
    6,306   General Electric Co. .............       307,418
    6,058   Intel Corp. ......................       177,191
   *1,361   JDS Uniphase Corp. ...............        17,349
    2,216   Texas Instruments, Inc. ..........        69,810
    *+771   Vitesse Semiconductor Corp. ......        16,218
                                                 -----------
                                                     673,660
                                                 -----------
            ENERGY & SERVICES -- 4.3%
    1,097   Anadarko Petroleum Corp. .........        59,271
    1,100   Conoco, Inc., Class B.............        31,790
    3,200   ExxonMobil Corp. .................       279,520
    1,559   Schlumberger Ltd. ................        82,087
    1,580   Texaco, Inc. .....................       105,228
                                                 -----------
                                                     557,896
                                                 -----------
            FINANCIAL SERVICES -- 5.1%
    4,654   Citigroup, Inc. ..................       245,931
    3,050   Franklin Resources, Inc. .........       139,599
      600   Goldman Sachs Group, Inc. (The)...        51,480
    2,200   Merrill Lynch & Co., Inc. ........       130,350
    1,350   Morgan Stanley Dean Witter &
             Co. .............................        86,711
                                                 -----------
                                                     654,071
                                                 -----------
            FOOD, BEVERAGE & TOBACCO -- 1.1%
    3,300   PepsiCo., Inc. ...................       145,860
                                                 -----------
            FOREST & PAPER PRODUCTS -- 0.7%
    1,538   Kimberly-Clark Corp. .............        85,985
                                                 -----------
            HEALTH SERVICES -- 0.7%
    1,900   HCA -- The Healthcare Co. ........        85,861
                                                 -----------
            INSURANCE -- 3.0%
    2,376   American International Group,
             Inc. ............................       204,327
    1,825   Marsh & McLennan Cos., Inc. ......       184,325
                                                 -----------
                                                     388,652
                                                 -----------

The accompanying notes are an integral part of this financial statement.

------------------------------------------------------------

                                                   MARKET
 SHARES                                             VALUE
---------                                        -----------
COMMON STOCKS -- (CONTINUED)
            MACHINERY -- 1.6%
    1,489   Caterpillar, Inc. ................   $    74,514
    1,712   United Technologies Corp. ........       125,443
                                                 -----------
                                                     199,957
                                                 -----------
            MEDIA & ENTERTAINMENT -- 2.3%
   *6,446   AT&T -- Liberty Media Group, Class
             A................................       112,741
    2,780   Gannett Co., Inc. ................       183,202
                                                 -----------
                                                     295,943
                                                 -----------
            MEDICAL INSTRUMENTS &
             SUPPLIES -- 1.3%
      970   Baxter International, Inc. .......        47,530
    2,455   Johnson & Johnson Co. ............       122,740
                                                 -----------
                                                     170,270
                                                 -----------
            METALS, MINERALS & MINING -- 1.3%
    2,550   Alcoa, Inc. ......................       100,470
    1,050   Illinois Tool Works, Inc. ........        66,465
                                                 -----------
                                                     166,935
                                                 -----------
            REAL ESTATE -- 0.1%
       *6   Security Capital Group, Inc.,
             Class............................         6,581
                                                 -----------
            RETAIL -- 2.5%
    2,820   Home Depot, Inc. (The)............       131,271
    3,810   Wal-Mart Stores, Inc. ............       185,928
                                                 -----------
                                                     317,199
                                                 -----------
            SOFTWARE & SERVICES -- 7.2%
   *4,550   AOL Time Warner, Inc. ............       241,150
  *+1,220   Ariba, Inc. ......................         6,710
    2,000   Automatic Data Processing,
             Inc. ............................        99,400
   *1,127   Computer Sciences Corp. ..........        39,005
  *+1,420   i2 Technologies, Inc. ............        28,116
   *4,950   Microsoft Corp. ..................       361,350
   *5,430   Oracle Corp. .....................       103,170
     *835   VERITAS Software Corp. ...........        55,553
                                                 -----------
                                                     934,454
                                                 -----------
            TRANSPORTATION -- 0.7%
    1,486   Boeing Co. (The)..................        82,627
     *248   Fedex Corp. ......................         9,950
                                                 -----------
                                                      92,577
                                                 -----------
            UTILITIES -- 2.7%
    2,291   Duke Energy Corp. ................        89,376
    1,546   El Paso Energy Corp. .............        81,201
    1,385   Exelon Corp. .....................        88,774
    1,432   FPL Group, Inc. ..................        86,233
                                                 -----------
                                                     345,584
                                                 -----------
            Total common stocks...............   $ 7,935,541
                                                 ===========

PRINCIPAL                                          MARKET
 AMOUNT                                             VALUE
---------                                        -----------

CORPORATE NOTES # -- 16.2%
            BANKS -- 1.6%
$  12,035   American Express Co. (A1)
             6.875% due 11/01/05..............   $    12,518
   20,000   Bank of America Corp. (Aa2)
             5.875% due 02/15/09..............        19,023
   40,000   Bank One Corp. (Aa3)
             6.875% due 08/01/06..............        41,161
   10,000   BankBoston Corp. (A3)
             6.625% due 02/01/04..............        10,264
   13,685   First Union National Bank (A1)
             5.80% due 12/01/08...............        12,977
   36,745   Key Bank N.A. (Aa3)
             5.80% due 04/01/04...............        36,907
   10,000   Morgan (J.P.) Chase & Co., Inc.
             (A1)
             8.50% due 02/15/02...............        10,248
   14,825   Popular, Inc. (Baa1)
             6.75% due 12/15/05...............        14,634
   50,000   Wells Fargo & Co. (Aa2)
             6.50% due 09/03/02...............        51,116
                                                 -----------
                                                     208,848
                                                 -----------
            CHEMICALS -- 0.7%
   20,000   ICI Wilmington, Inc. (Baa2)
             6.95% due 09/15/04...............        20,431
   25,000   Praxair, Inc. (A3)
             6.15% due 04/15/03...............        25,307
  +40,000   Rohm & Haas Co. (A3)
             7.40% due 07/15/09...............        41,533
                                                 -----------
                                                      87,271
                                                 -----------
            COMMUNICATIONS -- 0.9%
   40,000   AT&T Corp. (A2)
             6.50% due 03/15/29...............        34,154
   10,000   BellSouth Telecommunications, Inc.
             (Aa2)
             6.375% due 06/01/28..............         9,023
   30,000   Comcast Cable Communications
             (Baa2)
             6.875% due 06/15/09..............        29,877
   16,580   Motorola, Inc. (A3)
             7.60% due 01/01/07...............        15,891
   30,000   WorldCom, Inc. (A3)
             6.40% due 08/15/05...............        29,429
                                                 -----------
                                                     118,374
                                                 -----------
            COMPUTERS & OFFICE EQUIPMENT -- 0.8%
   50,000   Hewlett-Packard Co. (Aa3)
             7.15% due 06/15/05...............        51,721
   30,000   International Business Machines
             Corp. (A1)
             6.50% due 01/15/28...............        28,187
   18,000   Pitney Bowes, Inc. (Aa3)
             5.50% due 04/15/04...............        18,056
                                                 -----------
                                                      97,964
                                                 -----------

------------------------------------------------------------
 HARTFORD ADVISERS HLS FUND, INC.
------------------------------------------------------------

 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
------------------------------------------------------------

PRINCIPAL                                          MARKET
 AMOUNT                                             VALUE
---------                                        -----------
CORPORATE NOTES -- (CONTINUED)
            CONSUMER DURABLES -- 0.1%
$ +20,000   Dana Corp. (Ba1)
             6.25% due 03/01/04...............   $    18,850
                                                 -----------
            CONSUMER NON-DURABLES -- 0.7%
   25,000   Alberto-Culver Co. (Baa1)
             8.25% due 11/01/05...............        26,443
   25,000   Boise Cascade Office Products
             Corp. (Baa3)
             7.05% due 05/15/05...............        24,095
   18,000   Colgate-Palmolive Co. (Aa3)
             5.58% due 11/06/08...............        17,471
   21,100   Proctor & Gamble Co. (The) (Aa2)
             9.36% due 01/01/21...............        26,117
                                                 -----------
                                                      94,126
                                                 -----------
            CONSUMER SERVICES -- 0.4%
   39,668   Postal Square LP (Aaa)
             8.95% due 06/15/22...............        47,050
                                                 -----------
            DRUGS -- 0.5%
   26,000   American Home Products Corp. (A3)
             7.25% due 03/01/23...............        25,147
   29,000   Pharmacia Corp. (A1)
             6.60% due 12/01/28...............        27,830
   10,000   Zeneca Wilmington, Inc. (Aa2)
             6.30% due 06/15/03...............        10,281
                                                 -----------
                                                      63,258
                                                 -----------
            EDUCATION -- 0.1%
   10,900   Harvard University (Aaa)
             8.125% due 04/15/07..............        11,988
                                                 -----------
            ELECTRICAL EQUIPMENT -- 0.2%
   30,000   Danaher Corp. (A2)
             6.00% due 10/15/08...............        28,614
                                                 -----------
            ENERGY & SERVICES -- 0.1%
   12,250   Amoco Co. (Aa1)
             6.50% due 08/01/07...............        12,495
                                                 -----------
            FINANCIAL SERVICES -- 1.4%
   15,000   Associates Corp. of North America
             (Aa3)
             6.50% due 10/15/02...............        15,340
   25,000   Associates Corp. of North America
             (Aa3)
             6.00% due 07/15/05...............        24,813
   10,000   Citigroup Inc. (Aa2)
             6.25% due 12/01/05...............        10,142
   30,000   Equitable Cos. (The) (A2)
             7.00% due 04/01/28...............        28,704
  @16,355   ERAC USA Finance Co. (Baa1)
             7.35% due 06/15/08...............        16,207
   20,000   Liberty Property Ltd. (Baa2)
             7.25% due 08/15/07...............        19,978
$  30,000   Toyota Motor Credit Corp. (Aa1)
             5.50% due 12/15/08...............        28,379
  @40,000   USAA Capital Corp. (Aa1)
             6.900% due 11/01/02..............        41,073
                                                 -----------
                                                     184,636
                                                 -----------
            FOOD, BEVERAGE & TOBACCO -- 0.6%
   30,000   Coca-Cola Enterprises, Inc. (A2)
             6.75% due 09/15/28...............        28,657
   15,270   ConAgra Foods, Inc. (Baa1)
             7.875% due 09/15/10..............        16,047
   35,000   PepsiAmericas, Inc. (Baa1)
             6.375% due 05/01/09..............        34,042
                                                 -----------
                                                      78,746
                                                 -----------
            INSURANCE -- 2.6%
   40,000   ACE INA Holdings (A2)
             8.30% due 08/15/06...............        43,089
   30,000   Allmerica Financial Corp. (A2)
             7.625% due 10/15/25..............        29,886
   24,000   Allstate Corp. (The) (A1)
             6.75% due 06/15/03...............        24,740
   26,485   AmerUs Group Co. (Baa3)
             6.95% due 06/15/05...............        25,832
   15,740   CIGNA Corp. (A3)
             7.40% due 05/15/07...............        16,446
   30,000   Cincinnati Financial Corp. (A2)
             6.90% due 05/15/28...............        27,906
  @27,000   Jackson National Life Insurance
             Co. (A2)
             8.15% due 03/15/27...............        28,145
   11,400   Liberty Financial Cos, Inc. (A3)
             6.75% due 11/15/08...............        11,186
  @30,000   Liberty Mutual Insurance (A2)
             8.20% due 05/04/07...............        30,761
  @10,000   Lumbermens Mutual Casualty (Baa1)
             9.15% due 07/01/26...............         9,211
  @30,000   New England Mutual Life Insurance
             (A1)
             7.875% due 02/15/24..............        29,746
   27,600   Torchmark Corp. (Baa1)
             8.25% due 08/15/09...............        28,754
   29,000   UnitedHealth Group, Inc. (A3)
             6.60% due 12/01/03...............        29,611
                                                 -----------
                                                     335,313
                                                 -----------
            MACHINERY -- 0.6%
   50,000   Eaton Corp. (A2)
             6.95% due 11/15/04...............        51,753
   25,000   Parker-Hannifin Corp. (A2)
             5.65% due 09/15/03...............        25,241
                                                 -----------
                                                      76,994
                                                 -----------

The accompanying notes are an integral part of this financial statement.

------------------------------------------------------------

PRINCIPAL                                          MARKET
 AMOUNT                                             VALUE
---------                                        -----------
CORPORATE NOTES -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 0.3%
$  19,420   Scripps (E.W.) Co. (The) (A2)
             6.375% due 10/15/02..............   $    19,736
   10,400   Times Mirror Co. (The), Class A
             (A2)
             7.50% due 07/01/23...............        10,186
   +9,260   Viacom, Inc. (A3)
             6.40% due 01/30/06...............         9,395
                                                 -----------
                                                      39,317
                                                 -----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
   22,000   Becton, Dickinson & Co. (A2)
             6.70% due 08/01/28...............        20,254
                                                 -----------
            RETAIL -- 1.3%
   40,000   Albertson's, Inc. (Baa1)
             6.55% due 08/01/04...............        40,166
   20,200   Dayton Hudson Corp. (A2)
             5.875% due 11/01/08..............        19,705
   50,000   Home Depot, Inc. (The) (Aa3)
             6.50% due 09/15/04...............        51,775
   50,000   Wal-Mart Stores, Inc. (Aa2)
             6.875% due 08/10/09..............        51,878
                                                 -----------
                                                     163,524
                                                 -----------
            SOFTWARE & SERVICES -- 0.2%
   25,000   Computer Associates International,
             Inc. (Baa1)
             6.50% due 04/15/08...............        22,348
                                                 -----------
            TRANSPORTATION -- 1.3%
   21,744   Continental Airlines, Inc. (Aa3)
             6.90% due 01/02/18...............        21,478
   30,000   DaimlerChrysler North America
             Holding Corp. (A3)
             7.125% due 04/10/03..............        30,923
   30,000   DaimlerChrysler North America
             Holding Corp. (A3)
             7.75% due 05/27/03...............        31,306
   35,000   Ford Motor Co. (A2)
             6.625% due 10/01/28..............        30,189
   35,000   General Motors Corp. (A2)
             6.75% due 05/01/28...............        31,697
   30,000   Rockwell International Corp. (A1)
             6.70% due 01/15/28...............        26,632
                                                 -----------
                                                     172,225
                                                 -----------
            UTILITIES -- 1.6%
   45,000   Alabama Power Co. (A2)
             7.125% due 08/15/04..............        46,665
   21,350   Duke Energy Corp. (A1)
             6.00% due 12/01/28...............        18,172
   40,000   Kansas City Power & Light Co. (A2)
             7.125% due 12/15/05..............        40,866
   17,285   Northern Border Pipeline Co. (A3)
             7.75% due 09/01/09...............        17,296
   10,000   Southern California Gas Co. (A2)
             5.75% due 11/15/03...............        10,039
   50,000   Tenn Valley Authority (Aa1)
             6.00% due 03/15/13...............        48,769
   20,000   Williams Cos., Inc. (The) (Baa2)
             6.50% due 11/15/02...............        20,300
                                                 -----------
                                                     202,107
                                                 -----------
            Total corporate notes.............   $ 2,084,302
                                                 ===========
FOREIGN GOVERNMENT AGENCIES + -- 0.2%
  @20,000   Santiago Air (Aaa)
             6.95% due 07/01/12...............        19,431
                                                 -----------
            Total foreign government
             agencies.........................   $    19,431
                                                 ===========
FOREIGN/YANKEE BONDS & NOTES + -- 1.8%
            FOREIGN CORPORATIONS -- 1.7%
   30,000   Alcan, Inc. (A2)
             7.25% due 11/01/28...............   $    29,574
   30,000   Apache Finance Property Ltd. (A3)
             7.00% due 03/15/09...............        30,564
   25,000   Bayerische Landesbank Girozentrale
             (NY) (Aaa)
             5.65% due 02/01/09...............        23,441
   10,000   Fairfax Financial Holdings Ltd.
             (Baa3)
             7.75% due 12/15/03...............         9,694
   15,000   Husky Oil Ltd. (Baa2)
             6.875% due 11/15/03..............        15,363
   15,000   Hydro-Quebec (A2)
             7.375% due 02/01/03..............        15,563
   24,000   Natexis Banques Populaires (A3)
             0.00% due 11/14/05...............        24,425
   43,000   TXU Eastern Funding Co. (Baa1)
             6.45% due 05/15/05...............        42,396
   30,000   Tyco International Group S.A.
             (Baa1)
             6.875% due 09/05/02..............        30,527
                                                 -----------
                                                     221,547
                                                 -----------
            FOREIGN GOVERNMENT -- 0.1%
   11,000   City of Naples Italy (Aa3)
             7.52% due 07/15/06...............        11,436
                                                 -----------
            Total foreign/yankee bonds &
             notes............................   $   232,983
                                                 ===========
MUNICIPAL BONDS + -- 0.1%
    7,000   Miami Beach, Florida (Baa1)
             8.80% due 12/01/15...............   $     7,464
    9,290   Mount Sinai School of Medicine NY
             (Aaa)
             6.00% due 07/01/03...............         9,471
                                                 -----------
            Total municipal bonds.............   $    16,935
                                                 ===========
U.S. TREASURIES & FEDERAL AGENCIES -- 16.3%
            FEDERAL HOME LOAN MORTGAGE
             ASSOCIATION -- 0.4%
   49,773   6.978% due 10/01/10...............   $    51,453
                                                 -----------

------------------------------------------------------------
 HARTFORD ADVISERS HLS FUND, INC.
------------------------------------------------------------

 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
------------------------------------------------------------

PRINCIPAL                                          MARKET
 AMOUNT                                             VALUE
---------                                        -----------
U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
            GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION -- 3.9%
$ 222,185   6.00% due 06/15/24 -- 03/15/29....   $   215,297
  152,370   6.50% due 03/15/26 -- 08/15/29....       150,891
   60,857   7.00% due 11/15/23 -- 11/15/24....        61,862
   70,201   8.00% due 09/15/26 -- 02/15/31....        72,794
      552   9.00% due 06/20/16 -- 07/20/16....           596
                                                 -----------
                                                     501,440
                                                 -----------
            U.S. TREASURY BONDS -- 10.8%
 +350,000   5.75% due 10/31/02 -- 04/30/03....       358,631
 +125,000   5.875% due 11/15/05...............       129,464
 +200,000   6.00% due 08/15/09................       207,986
 +380,000   6.25% due 08/15/23................       395,501
  +75,000   6.375% due 08/15/02...............        76,961
 +100,000   6.50% due 08/15/05................       105,878
 +100,000   7.25% due 08/15/04................       107,382
                                                 -----------
                                                   1,381,803
                                                 -----------
            U.S. TREASURY NOTES -- 1.2%
  150,000   5.75% due 08/15/10................       153,493
                                                 -----------
            Total U.S. treasuries & federal
             agencies.........................     2,088,189
                                                 ===========
SHORT-TERM SECURITIES -- 2.3%
            REPURCHASE AGREEMENT -- 2.3%
  290,258   Joint Repurchase Agreement
             (See Note 2(d))
             3.942% due 07/02/01..............   $   290,258
                                                 -----------
            Total short-term securities.......   $   290,258
                                                 ===========

                                                   MARKET
                                                    VALUE
                                                 -----------

DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities (cost
  $42,834)...........................      0.3%  $    43,589
Total collateralized mortgage
  obligations (cost $78,176).........      0.6        80,357
Total common stocks (cost
  $6,933,405)........................     61.9     7,935,541
Total corporate notes (cost
  $2,116,831)........................     16.2     2,084,302
Total foreign government agencies
  (cost $19,989).....................      0.2        19,431
Total foreign/yankee bonds & notes
  (cost $232,095)....................      1.8       232,983
Total municipal bonds (cost
  $16,543)...........................      0.1        16,935
Total U.S. treasuries & federal
  agencies (cost $2,038,776).........     16.3     2,088,189
Total short-term securities (cost
  $290,258)..........................      2.3       290,258
                                         -----   -----------
Total investment in securities (total
  cost $11,768,907)..................     99.7    12,791,585
Cash, receivables and other assets...      0.8        95,055
Securities lending collateral (See
  Note 2(i)).........................     12.0     1,535,183
Payable for securities purchased.....     (0.4)      (50,296)
Payable for Fund shares redeemed.....     (0.1)       (7,407)
Securities lending collateral payable
  to brokers (See Note 2(i)).........    (12.0)   (1,535,183)
Other liabilities....................     (0.0)         (569)
                                         -----   -----------
Net assets...........................    100.0%  $12,828,368
                                         =====   ===========

The accompanying notes are an integral part of this financial statement.

-----------------------------------------------------------

                                                  MARKET
                                                   VALUE
                                                -----------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  7,000,000 shares authorized; 5,373,743
  shares outstanding.........................   $   537,374
Capital surplus..............................    11,109,304
Accumulated undistributed net investment
  income.....................................       165,075
Distribution in excess of net realized gain
  on investments.............................        (6,063)
Unrealized appreciation of investments.......     1,022,678
                                                -----------
Net assets...................................   $12,828,368
                                                ===========
Class IA
  Net asset value per share ($12,430,043 / 5,208,075
    shares outstanding) (6,500,000 shares
    authorized).....................................  $2.39
                                                      =====
Class IB
  Net asset value per share ($398,325 / 165,668
    shares outstanding) (500,000 shares
    authorized).....................................  $2.40
                                                      =====

 * Non-income producing during the period.

 @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the market value of these securities amounted to $218,163 or 1.7% of net assets.

 + All or a portion of this security was on loan as of June 30, 2001 (See Note
   2(i)).

 # The ratings associated with the corresponding bond holdings were obtained from Moody's as of June 30, 2001, unless another source is noted for a particular security.

----------------------------------------------------------
 HARTFORD HIGH YIELD HLS FUND
----------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
----------------------------------------------------------

 PRINCIPAL                                         MARKET
  AMOUNT                                            VALUE
-----------                                        -------
CORPORATE NOTES # -- 76.1%
              AEROSPACE & DEFENSE -- 0.2%
$       550   Condor Systems, Inc. (B3)
               11.875% due 05/01/09.............   $   275
                                                   -------
              APPAREL & TEXTILE -- 0.2%
        266   Levi Strauss & Co. (Ba3)
               7.00% due 11/01/06...............       202
                                                   -------
              BANKS -- 1.0%
        250   Golden State Holdings, Inc. (Ba1)
               6.75% due 08/01/01...............       250
        150   Golden State Holdings, Inc. (Ba1)
               7.125% due 08/01/05..............       147
        780   Sovereign Bankcorp, Inc. (Ba3)
               8.625% due 03/15/04..............       797
                                                   -------
                                                     1,194
                                                   -------
              BUSINESS SERVICES -- 1.5%
      1,120   Encompass Services Corp. (B2)
               10.50% due 05/01/09..............     1,065
       @265   Integrated Electrical Services,
               Inc. (B2)
               9.375% due 02/01/09..............       260
       @530   United Rentals (North America),
               Inc. (B1)
               10.75% due 04/15/08..............       549
                                                   -------
                                                     1,874
                                                   -------
              CHEMICALS -- 3.4%
        650   ARCO Chemical Co. (Ba3)
               9.80% due 02/01/20...............       663
        400   Equistar Chemicals L.P. (Ba1)
               7.55% due 02/15/26...............       286
        450   Equistar Chemicals L.P. (Baa3)
               8.50% due 02/15/04...............       435
        500   Equister Chemicals L.P. (Baa3)
               8.75% due 02/15/09...............       459
        +60   Georgia Gulf Corp. (B1)
               10.375% due 11/01/07.............        61
       @500   Huntsman Corp. (Caa1)
               9.50% due 07/01/07...............       275
        210   Huntsman ICI Chemicals LLC(B2)
               10.125% due 07/01/09.............       207
        425   Lyondell Chemical Co. (Ba3)
               9.625% due 05/01/07..............       423
      1,800   Millennium America, Inc. (Ba1)
               7.625% due 11/15/26..............     1,351
                                                   -------
                                                     4,160
                                                   -------
              COMMUNICATIONS -- 15.8%
      1,200   Adelphia Communications Corp. (B2)
               10.25% due 06/15/11..............     1,182
        800   Asia Global Crossing Ltd. (B2)
               13.375% due 10/15/10.............       640
       +300   Centennial Communications (B3)
               10.75% due 12/15/08..............       278
        400   Century Communications Corp. (B2)
               8.875% due 01/15/07..............       378
       @810   Crown Castle International Corp.
               (B3)
               9.375% due 08/01/11..............       731
        500   Crown Castle International Corp.
               (B3)
               10.75% due 08/01/11..............       484
      1,300   Echostar DBS Corp. (B1)
               9.375% due 02/01/09..............     1,274
       +510   Focal Communications Corp. (B3)
               11.875% due 01/15/10.............       164
        803   Global Crossing Holdings Ltd.(Ba2)
               9.50% due 11/15/09...............       628
        800   Global Crossing Holdings Ltd.(Ba2)
               9.625% due 05/15/08..............       632
     +3,105   Level 3 Communications, Inc.(B3)
               9.125% due 05/01/08..............     1,289
       +225   Loral Space & Communications Ltd.
               (B3)
               9.50% due 01/15/06...............       169
      1,530   Lucent Technologies, Inc. (Ba1)
               6.45% due 03/15/29...............       883
       +100   McLeodUSA, Inc. (B1)
               8.125% due 02/15/09..............        53
       +100   McLeodUSA, Inc. (B1)
               9.25% due 07/15/07...............        58
        400   McLeodUSA, Inc. (B1)
               9.50% due 11/01/08...............       224
       +505   McLeodUSA, Inc. (B1)
               11.375% due 01/01/09.............       318
        300   McLeodUSA, Inc. (B1)
               11.50% due 05/01/09..............       183
        160   Metromedia Fiber Network, Inc.
               (B2)
               10.00% due 12/15/09..............        61
      2,240   Metromedia Fiber Network, Inc.
               (B2)
               10.00% due 11/15/08..............       851
        780   Motorola, Inc. (A3)
               5.22% due 10/01/97...............       437
     +3,720   NEXTEL Communications, Inc.(B1)
               9.375% due 11/15/09..............     2,948
       +890   NEXTLINK Communications, Inc. (B2)
               10.75% due 11/15/08..............       276
     +1,990   NEXTLINK Communications, Inc. (B3)
               12.50% due 04/15/06..............       677
        790   PanAmSat Corp. (Baa2)
               6.875% due 01/15/28..............       591
        475   RCN Corp. (Caa2)
               9.80% due 02/15/08...............       133
       +275   Rogers Cantel, Inc. (Baa3)
               9.75% due 06/01/16...............       270
       +980   Spectrasite Holdings, Inc. (B3)
               11.25% due 04/15/09..............       451
        150   Telecorp PCS, Inc. (B3)
               10.625% due 07/15/10.............       141
        590   Time Warner Telecom, Inc. (B2)
               9.75% due 07/15/08...............       530
        600   Tritel PCS, Inc. (B3)
               10.375% due 01/15/11.............       549

The accompanying notes are an integral part of this financial statement.

----------------------------------------------------------

 PRINCIPAL                                         MARKET
  AMOUNT                                            VALUE
-----------                                        -------
CORPORATE NOTES -- (CONTINUED)
              COMMUNICATIONS -- (CONTINUED)
$    +1,865   Williams Communications Group,
               Inc. (B2)
               10.875% due 10/01/09.............   $   755
      3,020   Williams Communications Group,
               Inc. (B2)
               11.70% due 08/01/08..............     1,253
                                                   -------
                                                    19,491
                                                   -------
              CONSTRUCTION -- 1.4%
        900   Centex Corp. (Baa2)
               7.875% due 02/01/11..............       895
       +150   Del Webb Corp. (B2)
               9.375% due 05/01/09..............       152
        350   Kaufman and Broad Home Corp. (Ba2)
               7.75% due 10/15/04...............       350
        100   MDC Holdings, Inc. (Ba2)
               8.375% due 02/01/08..............       100
        125   Toll Corp. (Ba2)
               7.75% due 09/15/07...............       120
        100   Toll Corp. (Ba2)
               8.75% due 11/15/06...............       100
                                                   -------
                                                     1,717
                                                   -------
              CONSUMER NON-DURABLES -- 1.2%
     @1,000   Fleming Cos., Inc. (Ba3)
               10.125% due 04/01/08.............     1,025
        600   Xerox Corp. (Ba1)
               5.25% due 12/15/03...............       468
                                                   -------
                                                     1,493
                                                   -------
              CONSUMER SERVICES -- 1.7%
     +1,980   Service Corp. International (B1)
               6.50% due 03/15/08...............     1,594
        400   Service Corp. International (B1)
               7.875% due 02/01/13..............       314
       @175   Stewart Enterprises, Inc. (B2)
               10.75% due 07/01/08..............       180
                                                   -------
                                                     2,088
                                                   -------
              DRUGS -- 0.6%
        800   Watson Pharmaceuticals, Inc. (Ba1)
               7.125% due 05/15/08..............       761
                                                   -------
              ENERGY & SERVICES -- 5.0%
        200   Belco Oil & Gas Corp. (B1)
               8.875% due 09/15/07..............       204
        125   Clark Refining & Marketing, Inc.
               (Ba3)
               8.625% due 08/15/08..............       106
        200   CODA Energy, Inc. (B1)
               10.50% due 04/01/06..............       207
         75   Cross Timbers Oil Co. (B1)
               8.75% due 11/01/09...............        77
        100   Newpark Resources, Inc. (B2)
               8.625% due 12/15/07..............       100
       +553   Nuevo Energy Co. (B1)
               9.50% due 06/01/08...............       556
        242   P&L Coal Holdings Corp. (B2)
               9.625% due 05/15/08..............       255
        550   Pioneer Natural Resources Co.
               (Ba1)
               6.50% due 01/15/08...............       515
        550   Plains Resources, Inc. (B2)
               10.25% due 03/15/06..............       561
        520   Pogo Producing Co. (B1)
               8.25% due 04/15/11...............       520
        850   Pogo Producing Co. (B2)
               10.375% due 02/15/09.............       910
        150   R&B Falcon Corp. (Baa3)
               6.50% due 04/15/03...............       152
        100   R&B Falcon Corp. (Baa3)
               7.375% due 04/15/18..............        99
        300   Snyder Oil Corp. (Baa3)
               8.75% due 06/15/07...............       318
        925   Tesoro Petroleum Corp. (B1)
               9.00% due 07/01/08...............       944
        400   Tuboscope, Inc. (Baa2)
               7.50% due 02/15/08...............       360
        100   Vintage Petroleum, Inc. (Ba3)
               9.00% due 12/15/05...............       103
        125   Vintage Petroleum, Inc. (Ba3)
               9.75% due 06/30/09...............       136
                                                   -------
                                                     6,123
                                                   -------
              FINANCIAL SERVICES -- 0.3%
        325   HMH Properties, Inc. (Ba2)
               8.45% due 12/01/08...............       316
                                                   -------
              FOOD, BEVERAGE & TOBACCO -- 0.7%
       +600   Canadaigua Brands, Inc. (B1)
               8.50% due 03/01/09...............       604
        390   Hercules, Inc. (Ba1)
               6.60% due 08/01/27...............       278
                                                   -------
                                                       882
                                                   -------
              FOREST & PAPER PRODUCTS -- 4.9%
        500   Boise Cascade Corp. (Baa3)
               7.35% due 02/01/16...............       461
        400   Georgia-Pacific Corp. (Baa2)
               7.50% due 05/15/06...............       402
        825   Georgia-Pacific Group (Baa3)
               9.875% due 11/01/21..............       847
        150   Interpool, Inc. (B1)
               7.35% due 08/01/07...............       131
        635   Louisiana-Pacific Corp. (Baa3)
               8.50% due 08/15/05...............       612
        650   Potlatch Corp. (Baa3)
               9.125% due 12/01/09..............       634
       @765   Potlatch Corp. (Ba1)
               10.00% due 07/15/11..............       769
       @600   Stone Container Corp. (B2)
               9.75% due 02/01/11...............       612
        125   Stone Container Corp. (B2)
               12.58% due 08/01/16..............       131

----------------------------------------------------------
 HARTFORD HIGH YIELD HLS FUND
----------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
----------------------------------------------------------

 PRINCIPAL                                         MARKET
  AMOUNT                                            VALUE
-----------                                        -------
CORPORATE NOTES -- (CONTINUED)
              FOREST & PAPER PRODUCTS -- (CONTINUED)
$       255   Tembec Industries, Inc. (Ba1)
               8.50% due 02/01/11...............   $   260
       @300   Tembec Industries, Inc. (Ba1)
               8.50% due 02/01/11...............       306
        880   Tenneco Packaging, Inc. (Baa3)
               8.125% due 06/15/17..............       850
                                                   -------
                                                     6,015
                                                   -------
              HEALTH SERVICES -- 9.9%
      1,275   Columbia/HCA Healthcare Corp.
               (Ba1)
               6.91% due 06/15/05...............     1,255
        530   Columbia/HCA Healthcare Corp.
               (Ba1)
               7.50% due 11/15/95...............       445
        150   Columbia/HCA Healthcare Corp.
               (Ba1)
               9.00% due 12/15/14...............       162
        430   HCA -- The Healthcare Co. (Ba1)
               7.125% due 06/01/06..............       424
        345   HEALTH SOUTH Corp. (Ba3)
               3.25% due 04/01/03...............       326
        530   HEALTH SOUTH Corp. (Ba1)
               6.875% due 06/15/05..............       510
        460   HEALTH SOUTH Corp. (Ba1)
               7.00% due 06/15/08...............       429
       +250   HEALTH SOUTH Corp. (Ba3)
               10.75% due 10/01/08..............       270
      1,325   IASIS Healthcare Corp. (B3)
               13.00% due 10/15/09..............     1,405
      1,400   Manor Care, Inc. (Ba1)
               7.50% due 06/15/06...............     1,374
        500   Manor Care, Inc. (Ba1)
               8.00% due 03/01/08...............       503
       @660   Select Medical Corp. (B3)
               9.50% due 06/15/09...............       640
        200   Tenet Healthcare Corp. (Ba1)
               7.625% due 06/01/08..............       203
      2,405   Tenet Healthcare Corp. (Ba1)
               8.00% due 01/15/05...............     2,468
        100   Tenet Healthcare Corp. (Ba1)
               8.625% due 12/01/03..............       103
       @500   Triad Hospitals, Inc. (B1)
               8.75% due 05/01/09...............       509
        600   Triad Hospitals, Inc. (B2)
               11.00% due 05/15/09..............       647
        500   Universal Health Services, Inc.
               (Ba2)
               8.75% due 08/15/05...............       507
                                                   -------
                                                    12,180
                                                   -------
              HOTELS & GAMING -- 1.2%
      1,175   Argosy Gaming Co. (B2)
               10.75% due 06/01/09..............     1,263
        200   MGM Grand, Inc. (Baa3)
               6.875% due 02/06/08..............       192
         50   Starwood Hotels & Resorts
               Worldwide, Inc. (Ba1)
               6.75% due 11/15/05...............        49
                                                   -------
                                                     1,504
                                                   -------
              INSURANCE -- 2.5%
      1,800   Aetna, Inc. (Baa2)
               7.875% due 03/01/11..............     1,750
      1,180   Conseco, Inc. (B1)
               6.80% due 06/15/05...............     1,027
       @260   Magellan Health Services, Inc.
               (B2)
               9.375% due 11/15/07..............       264
                                                   -------
                                                     3,041
                                                   -------
              MACHINERY -- 1.1%
       +700   American Standard Co., Inc. (Ba2)
               7.375% due 02/01/08..............       691
       @215   Briggs & Stratton Corp. (Ba1)
               8.875% due 03/15/11..............       217
       *955   Grove Holdings LLC (C)
               0.00% due 05/01/09...............         4
       @385   Terex Corp. (B2)
               10.375% due 04/01/11.............       397
                                                   -------
                                                     1,309
                                                   -------
              MEDIA & ENTERTAINMENT -- 8.0%
        330   Allegiance Telecom, Inc. (B3)
               11.75% due 02/15/08..............       188
       +355   Allegiance Telecom, Inc. (B3)
               12.875% due 05/15/08.............       312
       @620   American Greetings Corp. (Ba3)
               11.75% due 07/15/08..............       601
        800   Charter Communications Holdings
               LLC (B2)
               8.625% due 04/01/09..............       760
       @500   Charter Communications Holdings
               LLC (B2)
               10.00% due 05/15/11..............       508
        900   Charter Communications Holdings
               LLC (B2)
               11.125% due 01/15/11.............       950
        300   Comcast Corp. (Ba2)
               10.25% due 10/15/01..............       304
         25   CSC Holdings, Inc. (Ba3)
               9.25% due 11/01/05...............        26
       @835   Fox Family Worldwide, Inc. (B1)
               10.25% due 11/01/07..............       739
        500   Fox Kids Worldwide, Inc. (B1)
               9.25% due 11/01/07...............       505
       +500   Fox Sports Network LLC (Ba1)
               9.75% due 08/15/07...............       475

The accompanying notes are an integral part of this financial statement.

----------------------------------------------------------

 PRINCIPAL                                         MARKET
  AMOUNT                                            VALUE
-----------                                        -------
CORPORATE NOTES -- (CONTINUED)
              MEDIA & ENTERTAINMENT -- (CONTINUED)
$     1,200   Hollinger International Publishing
               (Ba3)
               9.25% due 02/01/06...............   $ 1,206
        670   Liberty Media Corp. (Baa3)
               8.25% due 02/01/30...............       576
        600   Park Place Entertainment Corp.
               (Ba2)
               7.875% due 12/15/05..............       602
        400   Park Place Entertainment Corp.
               (Ba2)
               9.375% due 02/15/07..............       421
        350   PRIMEDIA, Inc. (Ba3)
               7.625% due 04/01/08..............       315
        300   PRIMEDIA, Inc. (Ba3)
               8.50% due 02/01/06...............       286
        250   PRIMEDIA, Inc. (Ba3)
               10.25% due 06/01/04..............       259
        250   Six Flags Entertainment Corp.(B2)
               8.875% due 04/01/06..............       249
       @300   Six Flags Entertainment Corp.(B3)
               9.50% due 02/01/09...............       300
        225   World Color Press, Inc. (Baa3)
               7.75% due 02/15/09...............       220
                                                   -------
                                                     9,802
                                                   -------
              MEDICAL INSTRUMENTS & SUPPLIES -- 1.5%
       @390   Apogent Technologies, Inc. (Baa3)
               8.00% due 04/01/11...............       400
       @350   Omnicare, Inc. (Ba2)
               8.125% due 03/15/11..............       354
       @500   Owens & Minor, Inc. (B1)
               8.50% due 07/15/11...............       504
        550   Owens & Minor, Inc. (B1)
               10.875% due 06/01/06.............       580
                                                   -------
                                                     1,838
                                                   -------
              METALS, MINERALS & MINING -- 0.8%
        350   AK Steel Holding Corp. (Ba2)
               7.875% due 02/15/09..............       341
        300   Bethlehem Steel Corp. (Caa1)
               7.625% due 08/01/04..............        75
        180   Newmont Mining Corp. (Baa3)
               8.625% due 05/15/11..............       178
        375   Santa Fe Pacific Gold Corp. (Baa3)
               8.375% due 07/01/05..............       378
                                                   -------
                                                       972
                                                   -------
              REAL ESTATE -- 0.1%
        100   Trizec Finance Ltd. (Baa3)
               10.875% due 10/15/05.............       102
                                                   -------
              TRANSPORTATION -- 2.6%
        350   Newport News Shipbuilding, Inc.
               (Ba1)
               8.625% due 12/01/06..............       371
        300   Newport News Shipbuilding, Inc.
               (Ba3)
               9.25% due 12/01/06...............       319
      1,525   Sequa Corp. (Ba2)
               9.00% due 08/01/09...............     1,517
        100   United Air Lines, Inc. (Ba1)
               9.125% due 01/15/12..............        95
        800   United Air Lines, Inc. (Ba1)
               10.67% due 05/01/04..............       844
                                                   -------
                                                     3,146
                                                   -------
              UTILITIES -- 10.5%
        475   AES Corp. (The) (Ba1)
               9.375% due 09/15/10..............       480
      1,160   AES Corp. (The) (Ba1)
               9.50% due 06/01/09...............     1,183
        100   AES Corp. (The) (Ba3)
               10.25% due 07/15/06..............       103
      1,100   Allied Waste North American, Inc.
               (Ba3)
               7.875% due 01/01/09..............     1,075
        300   Allied Waste North American, Inc.
               (B2)
               10.00% due 08/01/09..............       308
        450   Browning-Ferris Industries, Inc.
               (Ba3)
               6.375% due 01/15/08..............       404
        650   Browning-Ferris Industries, Inc.
               (Ba3)
               7.40% due 09/15/35...............       531
        500   Calpine Corp. (Ba1)
               8.50% due 02/15/11...............       482
        330   CMS Energy Corp. (Ba3)
               6.75% due 01/15/04...............       321
        100   CMS Energy Corp. (Ba3)
               7.50% due 01/15/09...............        93
        250   CMS Energy Corp. (Ba3)
               7.625% due 11/15/04..............       248
        120   CMS Energy Corp. (Ba3)
               8.50% due 04/15/11...............       117
        170   CMS Energy Corp. (Ba3)
               9.875% due 10/15/07..............       177
        500   Cogentrix Energy, Inc. (Baa3)
               8.75% due 10/15/08...............       518
        125   El Paso Electric Co. (Ba3)
               9.40% due 05/01/11...............       135
        150   General Chemical Industrial
               Products, Inc. (B3)
               10.625% due 05/01/09.............        87
        145   Kansas Gas & Electric Co. (Aaa)
               7.60% due 12/15/03...............       147
     @1,860   Mission Energy Holding Co.(Baa3)
               13.50% due 07/15/08..............     1,832
      1,300   Pacific Gas & Electric Co. (A2)
               6.75% due 10/01/23...............     1,053
        580   Pacific Gas & Electric Co. (A2)
               7.05% due 03/01/24...............       470
     @1,140   Sierra Pacific Power Co. (Aaa)
               8.00% due 06/01/08...............     1,152
        250   Waste Management, Inc. (Ba1)
               6.875% due 05/15/09..............       244

----------------------------------------------------------
 HARTFORD HIGH YIELD HLS FUND
 ---------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
----------------------------------------------------------

 PRINCIPAL                                         MARKET
  AMOUNT                                            VALUE
-----------                                        -------
CORPORATE NOTES -- (CONTINUED)
              UTILITIES -- (CONTINUED)
$       960   Waste Management, Inc. (Ba1)
               7.375% due 08/01/10..............   $   964
      1,000   Western Resources, Inc. (Ba1)
               7.65% due 04/15/23...............       871
                                                   -------
                                                    12,995
                                                   -------
              Total corporate notes (cost
               $98,422).........................   $93,480
                                                   =======

FOREIGN/YANKEE BONDS & NOTES # -- 13.1%
              FOREIGN CORPORATIONS -- 11.9%
        600   British Sky Broadcasting Group PLC
               (Ba1)
               8.20% due 07/15/09...............   $   593
        585   British Telecommunications PLC
               (Baa1)
               8.625% due 12/15/30..............       638
       @650   Callahan Nordhein-Westfalen GmbH
               (B3)
               14.00% due 07/15/10..............       533
       @650   E-Kabel Hessen GMBH & Co. (B3)
               14.50% due 09/01/10..............       501
 EUR    600   Flowserve Finance B.V. (B3)
               12.25% due 08/15/10..............       554
        450   Focal Communications (B3)
               12.125% due 02/15/08.............        95
         50   Gulf Canada Resources Ltd.
               8.375% due 11/15/05..............        54
        100   Gulf Canada Resources Ltd. (Ba1)
               9.625% due 07/01/05..............       103
        900   Inco Ltd. (Baa3)
               9.60% due 06/15/22...............       926
 EUR    585   Kappa Beheer BV (B2)
               10.625% due 07/15/09.............       532
        600   Koninkliijke (Royal) KPN N.V.
               (Baa2)
               8.375% due 10/01/30..............       552
 EUR    780   KPNQuest N.V. (Ba1)
               7.125% due 06/01/09..............       360
 EUR  1,175   Level 3 Communications, Inc.
               11.25% due 03/15/10..............       418
      1,060   Marconi PLC (A3)
               8.375% due 09/15/30..............       888
  EUR  @600   Messer Griesheim Holdings AG (B2)
               10.375% due 06/01/11.............       523
 EUR    450   Metromedia Fiber Network, Inc.
               (B2)
               10.00% due 12/15/09..............       145
 EUR  1,025   NTL Communications Corp. (B2)
               9.875% due 11/15/09..............       529
  EUR  @750   NTL Communications Corp. (B2)
               12.375% due 02/01/08.............       457
        700   Ono Finance PLC (Caa1)
               13.00% due 05/01/09..............       511
        675   Petroleos Mexicanos (Baa3)
               9.50% due 09/15/27...............       737
        100   Placer Dome, Inc. (Baa2)
               7.125% due 06/15/07..............        98
     @1,010   Quebecor Media, Inc. (B2)
               11.125% due 07/15/11.............     1,007
      1,350   Rogers Cablesystems, Inc. (Baa3)
               10.00% due 12/01/07..............     1,451
        243   Rogers Cablesystems, Inc. (Baa3)
               10.125% due 09/01/12.............       258
        750   Teekay Shipping Corp. (Ba1)
               8.32% due 02/01/08...............       761
      1,010   Telewest Communications PLC (Aa1)
               11.00% due 10/01/07..............       846
        250   Tembec Industries, Inc. (Ba1)
               8.625% due 06/30/09..............       255
 EUR    670   United Pan-Europe Communications
               N.V. (Caa1)
               10.875% due 11/01/07.............       210
         65   Xerox Credit Corp. (Ba1)
               6.10% due 12/16/03...............        54
                                                   -------
                                                    14,589
                                                   -------
              FOREIGN GOVERNMENT -- 1.2%
 EUR    420   France BTAN (Aaa)
               3.00% due 07/12/01...............       355
 EUR    150   France Government (Aaa)
               7.50% due 07/25/01...............       127
        250   Republic of Brazil (B1)
               12.75% due 01/15/20..............       221
        250   Republic of Colombia (Ba2)
               8.375% due 02/15/27..............       174
       @290   Republic of Ecuador (Caa2)
               4.00% due 08/15/30...............       125
        @17   Republic of Ecuador (Caa2)
               12.00% due 11/15/12..............        12
       @600   Russian Federation (B3)
               11.00% due 07/24/18..............       519
                                                   -------
                                                     1,533
                                                   -------
              Total foreign/yankee bonds & notes
               (cost $18,782)...................   $16,122
                                                   =======

  SHARES
-----------

PREFERRED STOCKS -- 0.6%
              COMMUNICATIONS -- 0.0%
          8   NEXTLINK Communications, Inc. ....   $    34
                                                   -------
              METALS, MINERALS & MINING -- 0.6%
         29   Rio Algom Ltd. ...................       707
                                                   -------
              Total preferred stocks (cost
               $828)............................   $   741
                                                   =======

The accompanying notes are an integral part of this financial statement.

----------------------------------------------------------

 PRINCIPAL                                         MARKET
  AMOUNT                                            VALUE
-----------                                        -------
SHORT-TERM SECURITIES -- 11.1%
              REPURCHASE AGREEMENT -- 11.1%
$    13,573   Joint Repurchase Agreement
               (See Note 2(d))
               3.95% due 07/02/01...............    $13,573
                                                    -------
              Total short-term securities (cost
               $13,573).........................    $13,573
                                                    =======

STATEMENT OF ASSETS AND LIABILITIES
ASSETS
Investment in securities, net of securities
  loaned.......................................    $113,317
Investment in securities loaned (See Note
  2(i))........................................      10,599
                                                   --------
Total investment in securities, at value (total
  cost $131,605) -- see accompanying
  portfolio....................................     123,916
Receivable for securities sold.................         175
Receivable for Fund shares sold................       6,497
Receivable for dividends and interest..........       2,828
Security lending collateral (See Note 2(i))....      10,874
Cash and other assets..........................         167
                                                   --------
Total assets...................................    $144,457
                                                   ========
LIABILITIES
Payable for securities purchased...............    $  4,999
Payable for Fund shares sold...................       5,752
Dividends payable..............................           8
Security lending collateral payable to brokers
  (See Note 2(i))..............................      10,874
                                                   --------
Total liabilities..............................      21,633
                                                   ========
Net assets.....................................    $122,824
                                                   ========

                                                    MARKET
                                                    VALUE
                                                   --------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share;
  800,000 shares authorized; 130,276 shares
  outstanding..................................    $    130
Capital surplus................................     131,086
Accumulated undistributed net investment
  income.......................................       4,827
Accumulated net realized loss on investments...      (5,503)
Unrealized depreciation of investments.........      (7,689)
Unrealized depreciation of other assets and
  liabilities in foreign currencies............         (27)
                                                   --------
Net assets.....................................    $122,824
                                                   ========
Class IA
  Net asset value per share ($110,285 / 116,946
    shares outstanding) (600,000 shares
    authorized).....................................  $0.94
                                                      =====
Class IB
  Net asset value per share ($12,539 / 13,330 shares
    outstanding) (200,000 shares authorized)........  $0.94
                                                      =====

 * Non-income producing during the period.

 @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the market value of these securities amounted to $16,801 or 13.7% of net assets.

 + All or a portion of this security was on loan as of June 30, 2001 (See Note
   2(i)).

 # The ratings associated with the corresponding bond holdings were obtained from Moody's as of June 30, 2001, unless another source is noted for a particular security.

--------------------------------------------------------------------------------
 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------

 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                        MARKET
  AMOUNT                                          VALUE
-----------                                     ----------
ASSET-BACKED SECURITIES # -- 1.2%
$     4,000   California Infrastructure &
               Economic Development Bank
               Pacific Gas and Electric Co.,
               Series 1997-1, Class A8 (Aaa)
               6.48% due 12/26/09............   $    4,057
      7,600   Comed Transitional Funding
               Trust, Series 1998-1, Class A5
               (Aaa)
               5.44% due 03/25/07............        7,611
      2,136   Norwest Airlines Corp. Trust,
               Class C (Baa2)
               11.30% due 06/21/14...........        2,449
        825   PP&L Transition Bond Co., LLC,
               Series 1999-1, Class A5 (Aaa)
               6.83% due 03/25/07............          860
                                                ----------
              Total asset-backed
               securities....................   $   14,977
                                                ==========
CORPORATE NOTES # -- 38.3%
              AGRICULTURE & FISHING -- 0.1%
     @1,650   Cargill, Inc. (Aa3)
               7.25% due 11/01/36............   $    1,567
                                                ----------
              BANKS -- 9.5%
      7,000   Bayerische Landesbank
               Girozentrale (NY) (Aaa)
               6.20% due 02/09/06............        6,967
     34,700   Fannie Mae (Aaa)
               6.625% due 09/15/09...........       35,945
      2,350   Federal Home Loan Bank (Aaa)
               5.84% due 02/20/07............        2,298
     35,850   Federal Home Loan Mortgage
               Corp. (Aaa)
               6.625% due 09/15/09...........       37,131
     22,600   Ford Motor Credit Co. (A2)
               6.875% due 02/01/06...........       22,896
      5,000   Ford Motor Credit Co. (A2)
               7.375% due 10/28/09...........        5,069
     +5,000   Ford Motor Credit Co. (A2)
               7.375% due 02/01/11...........        5,048
      2,500   Ford Motor Credit Co. (A2)
               7.875% due 06/15/10...........        2,607
      4,850   Golden State Holdings, Inc.
               (Ba1)
               6.75% due 08/01/01............        4,847
                                                ----------
                                                   122,808
                                                ----------
              CHEMICALS -- 0.5%
      5,700   du Pont (E.I.) de Nemours & Co.
               (Aa3)
               6.75% due 09/01/07............        5,890
                                                ----------
              COMMUNICATIONS -- 1.5%
      1,500   Chesapeake & Potomac Telephone
               Co. (Aa2)
               8.30% due 08/01/31............        1,644
      7,400   Global Crossing Holdings
               Ltd.(Ba2)
               9.50% due 11/15/09............        5,791

 PRINCIPAL                                        MARKET
  AMOUNT                                          VALUE
-----------                                     ----------
              COMMUNICATIONS -- (CONTINUED)
$     2,700   Global Crossing Holdings
               Ltd.(Ba2)
               9.625% due 05/15/08...........   $    2,133
      7,881   Lucent Technologies, Inc. (Ba1)
               6.45% due 03/15/29............        4,548
      2,510   Lucent Technologies, Inc. (Ba1)
               6.50% due 01/15/28............        1,428
      4,300   Motorola, Inc. (A3)
               5.22% due 10/01/97............        2,410
      2,200   Williams Communications Group,
               Inc. (B2)
               10.875% due 10/01/09..........          891
                                                ----------
                                                    18,845
                                                ----------
              DRUGS -- 1.3%
    +16,000   American Home Products Corp.
               (A3)
               5.875% due 03/15/04...........       16,157
                                                ----------
              ENERGY & SERVICES -- 3.8%
      5,000   Lasmo (USA), Inc. (A1)
               7.50% due 06/30/06............        5,342
      6,500   Noble Drilling Corp. (Baa1)
               7.50% due 03/15/19............        6,497
      6,800   Occidental Petroleum Corp.
               (Baa3)
               7.375% due 11/15/08...........        7,040
      3,500   Ocean Energy, Inc. (Baa3)
               7.625% due 07/01/05...........        3,605
      1,000   Pioneer Natural Resources Co.
               (Ba1) 6.50% due 01/15/08......          937
      5,650   Pioneer Natural Resources Co.
               (Ba1)
               7.20% due 01/15/28............        4,750
      1,975   R&B Falcon Corp. (Baa3)
               6.75% due 04/15/05............        2,005
      2,000   R&B Falcon Corp. (Baa3)
               7.375% due 04/15/18...........        1,980
      1,000   Tesoro Petroleum Corp. (B1)
               9.00% due 07/01/08............        1,020
      1,000   Tosco Corp. (Baa2)
               8.125% due 02/15/30...........        1,090
      3,150   Transocean Sedco Forex, Inc.
               (Baa2)
               7.50% due 04/15/31............        3,155
      2,850   Tuboscope, Inc. (Baa2)
               7.50% due 02/15/08............        2,565
      2,500   Union Oil Co. of California
               (Baa1)
               9.375% due 02/15/11...........        2,925
      1,500   Valero Energy Corp. (Baa3)
               8.375% due 06/15/05...........        1,607
      4,500   Vaster Resources, Inc. (Aa2)
               6.50% due 04/01/09............        4,536
                                                ----------
                                                    49,054
                                                ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------



 PRINCIPAL                                        MARKET
  AMOUNT                                          VALUE
-----------                                     ----------
CORPORATE NOTES # -- (CONTINUED)
              FINANCIAL SERVICES -- 1.6%
$     6,395   ERAC USA Finance Co. (Baa1)
               8.00% due 01/15/11............        6,538
     +3,800   General Motors Acceptance Corp.
               (A2)
               4.13% due 08/18/03............        3,775
     +9,900   NiSource Finance Corp. (Baa2)
               7.875% due 11/15/10...........       10,489
                                                ----------
                                                    20,802
                                                ----------
              FOOD, BEVERAGE & TOBACCO --2.6%
     12,120   Archer-Daniels-Midland Co. (A1)
               6.95% due 12/15/97............       10,993
      6,750   ConAgra Foods, Inc. (Baa1)
               7.00% due 10/01/28............        6,236
     12,200   ConAgra Foods, Inc. (Baa1)
               7.50% due 09/15/05............       12,662
     @3,700   Kellogg Co. (Baa2)
               7.45% due 04/01/31............        3,698
                                                ----------
                                                    33,589
                                                ----------
              FOREST & PAPER PRODUCTS -- 1.5%
      4,100   Georgia-Pacific Corp. (Baa2)
               7.50% due 05/15/06............        4,121
      5,600   International Paper Co. (Baa1)
               6.875% due 04/15/29...........        5,038
        500   Interpool, Inc. (B1)
               7.20% due 08/01/07............          435
      4,500   Mead Corp. (The) (A3)
               7.55% due 03/01/47............        4,009
      6,300   Weyerhaeuser Co. (A3)
               7.25% due 07/01/13............        6,332
                                                ----------
                                                    19,935
                                                ----------
              HEALTH SERVICES -- 3.1%
      2,250   Columbia/HCA Healthcare Corp.
               (Ba1)
               7.05% due 12/01/27............        1,899
      1,675   Columbia/HCA Healthcare Corp.
               (Ba1)
               7.50% due 12/15/23............        1,491
      3,150   Columbia/HCA Healthcare Corp.
               (Ba1)
               7.50% due 11/15/95............        2,646
      9,035   HCA -- The Healthcare Co. (Ba1)
               7.125% due 06/01/06...........        8,915
      3,520   HEALTH SOUTH Corp. (Ba1)
               6.875% due 06/15/05...........        3,386
        570   HEALTH SOUTH Corp. (Ba1)
               7.00% due 06/15/08............          532
      4,225   HEALTH SOUTH Corp. (Ba1)
               8.50% due 02/01/08............        4,276
     +1,000   HEALTH SOUTH Corp. (Ba3)
               10.75% due 10/01/08...........        1,080
      6,540   Manor Care, Inc. (Ba1)
               7.50% due 06/15/06............        6,419

 PRINCIPAL                                        MARKET
  AMOUNT                                          VALUE
-----------                                     ----------
              HEALTH SERVICES -- (CONTINUED)
$     1,120   Manor Care, Inc. (Ba1)
               8.00% due 03/01/08............   $    1,126
      7,640   Tenet Healthcare Corp. (Ba1)
               8.00% due 01/15/05............        7,841
                                                ----------
                                                    39,611
                                                ----------
              INSURANCE -- 1.6%
    +11,150   Aetna, Inc. (Baa2)
               7.875% due 03/01/11...........       10,843
      4,300   Trenwick Group, Inc. (Baa2)
               6.70% due 04/01/03............        4,277
      5,400   Wellpoint Health Networks, Inc.
               (Baa1)
               6.375% due 06/15/06...........        5,357
                                                ----------
                                                    20,477
                                                ----------
              MEDIA & ENTERTAINMENT -- 2.5%
      1,000   Continental Cablevision, Inc.
               (A3)
               9.50% due 08/01/13............        1,111
     17,400   Liberty Media Corp. (Baa3)
               8.25% due 02/01/30............       14,961
      4,700   News America Holdings, Inc.
               (Baa3)
               7.75% due 12/01/45............        4,266
     12,000   USA Networks, Inc. (Baa3)
               6.75% due 11/15/05............       12,107
                                                ----------
                                                    32,445
                                                ----------
              MEDICAL INSTRUMENTS & SUPPLIES -- 0.5%
     @3,600   Apogent Technologies, Inc.
               (Baa3)
               8.00% due 04/01/11............        3,688
     @2,800   Omnicare, Inc. (Ba2)
               8.125% due 03/15/11...........        2,828
                                                ----------
                                                     6,516
                                                ----------
              METALS, MINERALS & MINING -- 1.6%
     13,750   Alcan, Inc. (A2)
               7.25% due 03/15/31............       13,551
      2,570   Newmont Mining Corp. (Baa3)
               8.625% due 05/15/11...........        2,538
      5,140   Santa Fe Pacific Gold
               Corp.(Baa3)
               8.375% due 07/01/05...........        5,178
                                                ----------
                                                    21,267
                                                ----------
              RESEARCH & TESTING FACILITIES -- 0.3%
      4,000   Quest Diagnostics, Inc. (Ba1)
               6.75% due 07/12/06............        3,964
                                                ----------
              RETAIL -- 0.7%
     +8,585   Stop & Shop Cos., Inc. (The)
               (Baa2 Other)
               9.75% due 02/01/02............        8,794
                                                ----------
              SOFTWARE & SERVICES -- 0.8%
     10,000   Computer Sciences Corp. (A2)
               6.75% due 06/15/06............        9,906
                                                ----------

--------------------------------------------------------------------------------
 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------

 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------



 PRINCIPAL                                        MARKET
  AMOUNT                                          VALUE
-----------                                     ----------
CORPORATE NOTES # -- (CONTINUED)
              TRANSPORTATION -- 1.7%
$     4,500   Fedex Corp. (Baa2)
               6.625% due 02/12/04...........   $    4,588
      8,230   Rockwell International Corp.
               (A1)
               5.20% due 01/15/98............        5,425
      6,000   Rockwell International Corp.
               (A1)
               6.70% due 01/15/28............        5,326
     @2,500   Sequa Corp. (Ba2)
               8.875% due 04/01/08...........        2,475
      4,447   US Airways, Inc. (A2)
               6.76% due 04/15/08............        4,324
                                                ----------
                                                    22,138
                                                ----------
              UTILITIES -- 3.1%
      1,750   Cleveland Electric Illuminating
               Co. (Aaa)
               7.13% due 07/01/07............        1,805
      3,600   CMS Panhandle Holding Co. (Baa
               3)
               6.125% due 03/15/04...........        3,540
      3,225   CMS Energy Corp. (Ba3)
               6.75% due 01/15/04............        3,138
        800   CMS Energy Corp. (Ba3)
               7.50% due 01/15/09............          740
      1,800   CMS Energy Corp. (Ba3)
               9.875% due 10/15/07...........        1,876
      1,341   El Paso Electric Co. (Ba3)
               9.40% due 05/01/11............        1,449
     @9,225   Mission Energy Holding Co. (Baa
               3)
               13.50% due 07/15/08...........        9,087
      3,100   PacifiCorp. (A2)
               6.12% due 01/15/06............        3,054
      4,000   Public Service Electric & Gas
               Co. (Aaa)
               7.00% due 09/01/24............        3,862
    @12,300   Sierra Pacific Power Co. (Aaa)
               8.00% due 06/01/08............       12,432
                                                ----------
                                                    40,983
                                                ----------
              Total corporate notes..........   $  494,748
                                                ==========
FOREIGN/YANKEE BONDS & NOTES # -- 14.7%
              FOREIGN CORPORATIONS -- 8.3%
      8,250   Amoco Co. (Aa1)
               6.00% due 06/09/08............   $    8,097
    +15,000   Bank of Tokyo-Mitsubishi Ltd.
               (A3)
               8.40% due 04/15/10............       15,903
      8,500   British Sky Broadcasting Group
               PLC (Ba1)
               8.20% due 07/15/09............        8,402
     10,300   British Telecommunications PLC
               (Baa1)
               8.625% due 12/15/30...........       11,233
      6,500   Enterprise Oil PLC (Baa1)
               6.50% due 05/01/05............        6,498

 PRINCIPAL                                        MARKET
  AMOUNT                                          VALUE
-----------                                     ----------
              FOREIGN CORPORATIONS -- (CONTINUED)
$     8,000   Enterprise Oil PLC (Baa1)
               6.70% due 09/15/07............   $    8,027
      1,000   Gulf Canada Resources Ltd.
               (Aa1)
               8.25% due 03/15/17............        1,078
      7,900   Inter-American Development Bank
               (Aaa)
               8.875% due 06/01/09...........        9,280
     +2,000   Koninkliijke (Royal) Phillips
               Electronic N.V. (A3)
               7.75% due 05/15/25............        2,039
      3,500   Koninkliijke (Royal) KPN N.V.
               (Baa2)
               8.00% due 10/01/10............        3,357
     +5,115   Koninkliijke (Royal) KPN N.V.
               (Baa2)
               8.375% due 10/01/30...........        4,705
      7,070   Marconi PLC (A3)
               8.375% due 09/15/30...........        5,921
      3,600   Placer Dome, Inc. (Baa2)
               7.125% due 05/15/03...........        3,647
      7,300   Placer Dome, Inc. (Baa2)
               7.125% due 06/15/07...........        7,157
      3,340   Potash Corp. Saskatchewan (Baa
               2)
               7.75% due 05/31/11............        3,410
      1,230   Rogers Cablesystems, Inc. (Baa
               3)
               10.125% due 09/01/12..........        1,307
      3,660   Shaw Communications, Inc. (Baa
               2)
               8.25% due 04/11/10............        3,846
      3,340   Stora Enso Oyj (Baa1)
               7.375% due 05/15/11...........        3,383
                                                ----------
                                                   107,290
                                                ----------
              FOREIGN GOVERNMENT -- 6.4%
EUR  27,500   Bundesschatzanweisungen (Aaa)
               4.50% due 03/15/02............       23,288
EUR   5,200   France BTAN (Aaa)
               3.00% due 07/12/01............        4,400
EUR  14,800   France BTAN (AAA S&P)
               4.75% due 03/12/02............       12,567
EUR   2,850   France O.A.T. (Aaa)
               7.50% due 07/25/01............        2,416
EUR   5,250   Italy BTPS (Aa3)
               4.50% due 07/01/01............        4,444
    +15,900   Province of Quebec (A2)
               5.50% due 04/11/06............       15,660
      8,850   Province of Quebec (A2)
               5.75% due 02/15/09............        8,518
EUR  13,800   Republic of Italy (Aa3)
               3.00% due 06/15/02............       11,536
                                                ----------
                                                    82,829
                                                ----------
              Total foreign/yankee bonds &
               notes.........................   $  190,119
                                                ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                  MARKET
  SHARES                                          VALUE
-----------                                     ----------
PREFERRED STOCKS -- 0.2%
              ENERGY & SERVICES -- 0.2%
         99   Coastal Finance Corp. .........   $    2,479
                                                ----------
              Total preferred stocks.........   $    2,479
                                                ==========
 PRINCIPAL
  AMOUNT
-----------
U.S. TREASURIES & FEDERAL AGENCIES -- 39.2%
              FEDERAL HOME LOAN MORTGAGE
               ASSOCIATION -- 0.4%
$     5,000   6.00% due 04/01/31-05/01/31....   $    4,807
                                                ----------
              FEDERAL NATIONAL MORTGAGE
               ASSOCIATION -- 21.3%
    202,749   6.00% due 07/01/12-07/01/31....      199,756
      2,817   6.48% due 12/01/05.............        2,884
     73,050   6.50% due 05/01/31-07/01/31....       71,919
                                                ----------
                                                   274,559
                                                ----------
              U.S. TREASURY BONDS -- 6.6%
    +56,900   6.00% due 08/15/09.............       59,172
     +8,200   6.50% due 08/15/05.............        8,682
     +7,950   8.75% due 08/15/20.............       10,522
     +5,830   11.875% due 11/15/03...........        6,786
                                                ----------
                                                    85,162
                                                ----------
              U.S. TREASURY NOTES -- 10.9%
    +12,200   4.75% due 02/15/04.............       12,266
    +24,000   5.25% due 05/15/04.............       24,422
    +39,700   5.50% due 05/15/09.............       40,049
     +6,200   5.75% due 11/15/05.............        6,385
    +21,980   5.875% due 11/15/04............       22,735
    +14,600   6.50% due 10/15/06.............       15,528
      2,300   6.75% due 05/15/05.............        2,449
    +16,350   7.875% due 11/15/04............       17,904
                                                ----------
                                                   141,738
                                                ----------
              Total U.S. treasuries & federal
               agencies......................   $  506,266
                                                ==========
SHORT-TERM SECURITIES -- 5.8%
              CORPORATE NOTES # -- 0.8%
$   @10,000   Entergy Gulf States, Inc.
               (Baa1)
               8.04% due 06/02/03............   $   10,015
                                                ----------
              REPURCHASE AGREEMENT -- 5.0%
     65,470   Joint Repurchase Agreement
               (See Note 2(d))
               3.95% due 07/02/01............       65,470
                                                ----------
              Total short-term securities....   $   75,485
                                                ==========

                                                   MARKET
                                                   VALUE
                                                 ----------
DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities (cost
  $15,182)............................     1.2%  $   14,977
Total corporate notes (cost
  $498,993)...........................    38.3      494,748
Total foreign/yankee bonds & notes
  (cost $192,540).....................    14.7      190,119
Total preferred stocks (cost
  $2,214).............................     0.2        2,479
Total U.S. treasuries & federal
  agencies (cost $508,066)............    39.2      506,266
Total short-term securities (cost
  $75,470)............................     5.8       75,485
                                         -----   ----------
Total investment in securities (total
  cost $1,292,465)....................    99.4    1,284,074
Cash, receivables and other assets....     4.1       52,866
Securities lending collateral (See
  Note 2)(i)).........................    20.1      260,017
Payable for securities purchased......    (3.5)     (44,927)
Payable for Fund shares redeemed......    (0.0)         (26)
Securities lending collateral payable
  to brokers (See Note 2(i))..........   (20.1)    (260,017)
Other liabilities.....................    (0.0)        (180)
                                         -----   ----------
Net assets............................   100.0%  $1,291,807
                                         =====   ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  2,000,000 shares authorized; 1,184,373
  shares outstanding..........................   $  118,437
Capital surplus...............................    1,140,210
Accumulated undistributed net investment
  income......................................       34,239
Accumulated net realized gain on
  investments.................................        7,385
Unrealized depreciation of investments........       (8,391)
Unrealized depreciation of other assets and
  liabilities in foreign currencies...........          (73)
                                                 ----------
Net assets....................................   $1,291,807
                                                 ==========

Class IA
  Net asset value per share ($1,213,999 / 1,112,929
    shares outstanding) (1,600,000 shares
    authorized).....................................  $1.09
                                                      =====
Class IB
  Net asset value per share ($77,808 / 71,444 shares
    outstanding) (400,000 shares authorized)........  $1.09
                                                      =====

 @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the market value of these securities amounted to $45,790 or 3.5% of net assets.

 + All or a portion of this security was on loan as of June 30, 2001 (See Note
   2(i)).

 # The ratings associated with the corresponding bond holdings were obtained from Moody's as of June 30, 2001, unless another source is noted for a particular security.

--------------------------------------------------------------------------------
 HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                            MARKET
 AMOUNT                                              VALUE
---------                                           --------
ASSET-BACKED SECURITIES + -- 0.3%
 $ 1,001    Corestates Home Equity Trust, Series
             1994-1, Class A (Aaa)
             6.65% due 05/15/09..................   $  1,015
                                                    --------
            Total asset-backed securities........   $  1,015
                                                    ========
COLLATERALIZED MORTGAGE OBLIGATIONS + -- 17.0%
   5,020    Citicorp Mortgage Securities, Inc.,
             Series 1998-8, Class A3 (AAA S&P)
             6.75% due 09/25/28..................   $  4,992
   2,830    Countrywide Home Loans, Series
             1998-6, Class A (AAA S&P)
             6.50% due 06/25/13..................      2,841
    @394    DLJ Mortgage Acceptance Corp., Series
             1996-I, Class B1 (A S&P)
             7.25% due 09/25/11..................        397
    @131    DLJ Mortgage Acceptance Corp., Series
             1996-I, Class B2 (Bbb)
             7.25% due 09/25/11..................        131
   3,000    Fannie Mae, Series 1997-28, Class PD
             (Aaa Other)
             7.50% due 07/18/23..................      3,089
     703    Fannie Mae, Series 1998-12, Class AM
             (Aaa Other)
             9.00% due 03/18/28..................        703
   2,413    GE Capital Mortgage Services, Inc.,
             Series 1993-10, Class A8 (Aaa)
             6.50% due 09/25/23..................      2,440
     539    GE Capital Mortgage Services, Inc.,
             Series 1994-19, Class A6 (Aaa)
             7.50% due 06/25/24..................        542
   2,873    GE Capital Mortgage Services, Inc.,
             Series 1994-26, Class A (Aaa)
             6.894% due 07/25/09.................      2,919
     458    GE Capital Mortgage Services, Inc.,
             Series 1996-1, Class B2 (AA S&P)
             6.75% due 02/25/11..................        454
   1,371    GE Capital Mortgage Services, Inc.,
             Series 1996-1, Class M (AAA S&P)
             6.75% due 02/25/11..................      1,391
     467    GE Capital Mortgage Services, Inc.,
             Series 1996-10, Class B1 (AA- S&P)
             6.75% due 06/25/11..................        470
     467    GE Capital Mortgage Services, Inc.,
             Series 1996-10, Class B2 (BBB+ S&P)
             6.75% due 06/25/11..................        462
   2,626    GE Capital Mortgage Services, Inc.,
             Series 1998-7, Class A (AAA S&P)
             6.50% due 04/25/13..................      2,666
   5,265    GE Capital Mortgage Services, Inc.,
             Series 1999-16, Class A (AAA S&P)
             6.50% due 07/25/14..................      5,333
   1,397    Housing Securities, Inc., Series
             1993-E, Class EI5 (Aaa)
             10.00% due 09/25/08.................      1,481

PRINCIPAL                                            MARKET
 AMOUNT                                              VALUE
---------                                           --------
 COLLATERALIZED MORTGAGE OBLIGATIONS -- (CONTINUED)
 $ 4,142    Norwest Asset Securities Corp. Series
             1999-22, Class A1 (AAA S&P)
             6.50% due 09/25/14..................   $  4,204
     436    PNC Mortgage Securities Corp., Series
             1996-2, Class B1 (AA)
             6.60% due 02/25/11..................        439
     145    PNC Mortgage Securities Corp., Series
             1996-2, Class B2 (A Fitch)
             6.60% due 02/25/11..................        146
     233    PNC Mortgage Securities Corp., Series
             1996-2, Class B3 (BBB Fitch)
             6.60% due 02/25/11..................        230
   4,200    Prudential Home Mortgage Securities
             Co., Series 1994-8, Class A3 (Aaa)
             6.75% due 03/25/24..................      4,244
     922    Prudential Home Mortgage Securities
             Co., Series 1996-3, Class B1 (A S&P)
             6.75% due 03/25/11..................        914
     461    Prudential Home Mortgage Securities
             Co., Series 1996-3, Class B2 (BBB
             S&P)
             6.75% due 03/25/11..................        457
     559    Residential Funding Mortgage
             Securities I, Inc., Series 1995-S18,
             Class M3 (A3)
             7.00% due 11/25/10..................        558
     215    Residential Funding Mortgage
             Securities I, Inc., Series 1996-S11,
             Class M3 (AA+ S&P)
             7.00% due 04/25/11..................        220
     412    Residential Funding Mortgage
             Securities I, Inc., Series 1996-S19,
             Class M3 (AA Fitch)
             7.50% due 09/25/11..................        418
     445    Residential Funding Mortgage
             Securities I, Inc., Series 1996-S5,
             Class M3 (AAA S&P)
             6.75% due 02/25/11..................        450
   1,737    Residential Funding Mortgage
             Securities I, Inc., Series 1998-S22,
             Class A1 (AAA S&P)
             6.50% due 09/25/13..................      1,761
   5,777    Residential Funding Mortgage
             Securities I, Inc., Series 1999-S15,
             Class A2 (AAA S&P)
             6.50% due 06/25/14..................      5,792
   2,406    Residential Funding Mortgage
             Securities I, Inc., Series 1999-S22,
             Class A2 (AAA S&P)
             7.00% due 10/25/14..................      2,477
   7,236    Residential Funding Mortgage
             Securities I, Inc., Series 2001-S3,
             Class A1 (AAA S&P)
             7.50% due 01/25/31..................      7,354
                                                    --------
            Total collateralized mortgage
             obligations.........................   $ 59,975
                                                    ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------



PRINCIPAL                                            MARKET
 AMOUNT                                              VALUE
---------                                           --------
CORPORATE NOTES + -- 12.6%
            BANKS -- 12.6%
 $ 5,500    Fannie Mae (Aaa)
             6.625% due 11/15/10.................   $  5,691
  10,000    Federal Home Loan Bank (Aaa)
             5.80% due 09/02/08..................      9,922
  30,000    Freddie Mac (Aaa)
             5.625% due 03/15/11.................     28,800
                                                    --------
            Total corporate notes................   $ 44,413
                                                    ========
U.S. TREASURIES & FEDERAL AGENCIES -- 76.7%
            FEDERAL HOME LOAN MORTGAGE
             ASSOCIATION -- 38.7%
  74,250    6.00% due 05/01/16 - 06/01/31........   $ 71,753
  56,750    6.50% due 05/01/32 - 06/01/31........     55,904
   3,212    7.00% due 10/01/26 - 07/01/29........      3,239
     906    7.50% due 01/01/24 - 06/01/25........        932
   1,499    8.00% due 02/01/13 - 11/01/24........      1,570
     861    8.50% due 06/01/03 - 05/01/25........        902
     516    9.00% due 07/01/02 - 10/01/06........        524
     830    9.50% due 11/01/08...................        865
     713    10.00% due 09/01/05 - 11/01/20.......        776
                                                    --------
                                                     136,465
                                                    --------
            FEDERAL NATIONAL MORTGAGE
             ASSOCIATION -- 26.4%
  10,001    6.00% due 05/01/16 - 06/01/31........      9,726
   5,057    6.10% due 04/01/11...................      5,017
   7,473    7.00% due 11/01/13...................      7,640
  56,188    7.50% due 12/01/14 - 04/01/31........     57,517
  11,517    8.00% due 10/01/29 - 02/01/31........     11,910
   1,037    9.00% due 05/01/21 - 09/01/21........      1,115
     328    11.00% due 04/01/09..................        346
                                                    --------
                                                      93,271
                                                    --------
            GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION -- 8.5%
  18,696    7.50% due 04/15/22 - 04/20/30........     19,201
   8,436    8.50% due 06/15/17 - 04/15/30........      8,829
     399    9.00% due 01/15/25 - 12/15/25........        427
   1,378    9.50% due 10/15/09 - 11/15/09........      1,504
      53    10.00% due 05/15/13..................         59
      23    12.50% due 03/15/15 - 08/15/15.......         27
                                                    --------
                                                      30,047
                                                    --------
            U.S. TREASURY INFLATION-INDEXED
             SECURITIES -- 1.2%
   4,050    3.50% due 01/15/11...................      4,081
                                                    --------
            U.S. TREASURY NOTES -- 1.9%
   6,500    5.75% due 11/15/05...................   $  6,694
                                                    --------
            Total U.S. treasuries & federal
             agencies............................   $270,558
                                                    ========

PRINCIPAL                                            MARKET
 AMOUNT                                              VALUE
---------                                           --------
SHORT-TERM SECURITIES -- 15.8%
            REPURCHASE AGREEMENT -- 15.8%
 $55,853    Joint Repurchase Agreement (See Note
             2(d))
             3.95% due 07/02/01..................   $ 55,853
                                                    --------
            Total short-term securities..........   $ 55,853
                                                    ========

DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities (cost
  $989).................................    0.3%   $  1,015
Total collateralized mortgage
  obligations (cost $58,687)............   17.0      59,975
Total corporate notes (cost $45,112)....   12.6      44,413
Total U.S. treasuries & federal agencies
  (cost $268,805).......................   76.7     270,558
Total short-term securities (cost
  $55,853)..............................   15.8      55,853
                                          -----    --------
Total investment in securities
  (total cost $429,446).................  122.4     431,814
Cash, receivables and other assets......    0.7       2,755
Payable for securities purchased........  (23.0)    (81,243)
Payable for Fund shares redeemed........   (0.1)       (454)
Other liabilities.......................   (0.0)        (11)
                                          -----    --------
Net assets..............................  100.0%   $352,861
                                          =====    ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share; 800,000
  shares authorized; 318,350 shares
  outstanding...................................  $ 31,835
Capital surplus.................................   319,510
Accumulated undistributed net investment
  income........................................    10,126
Accumulated net realized loss on investments....   (10,978)
Unrealized appreciation of investments..........     2,368
                                                  --------
Net assets......................................  $352,861
                                                  ========
Class IA
Net asset value per share ($342,412 / 308,898
  shares outstanding) (600,000 shares
  authorized)...................................     $1.11
                                                     -----
                                                     -----
Class IB
Net asset value per share ($10,449 / 9,452
  shares outstanding) (200,000 shares
  authorized)...................................     $1.11
                                                     -----
                                                     -----

@ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the market value of these securities amounted to $528 or 0.1% of net assets.

+ The ratings associated with the corresponding bond holdings were obtained from Moody's as of June 30, 2001, unless another source is noted for a particular security.

--------------------------------------------------------------------------------
 HARTFORD MONEY MARKET HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE
---------                                         ----------
COMMERCIAL PAPER -- 62.9%
$ 10,000    7-Eleven
             3.95% due 07/31/01................   $    9,968
  10,000    American Express Co.
             3.56% due 09/10/01................        9,931
  25,000    American Express Co.
             3.91% due 07/30/01................       24,924
   5,000    American Honda Finance Corp.
             4.64% due 07/09/01................        4,995
  31,425    Anheuser-Busch Cos., Inc.
             3.85% due 08/28/01................       31,233
   5,000    Anheuser-Busch Cos., Inc.
             3.90% due 08/20/01................        4,973
  20,000    BankAmerica Corp.
             4.49% due 08/07/01................       19,910
  15,000    Bradford & Bingley Building
             3.57% due 09/24/01................       14,875
  20,000    Bradford & Bingley Building
             4.22% due 07/23/01................       19,951
  20,000    Campbell Soup Co.
             3.76% due 08/30/01................       19,877
   5,000    Campbell Soup Co.
             3.86% due 08/27/01................        4,970
  15,000    Coca-Cola Co. (The)
             4.17% due 07/23/01................       14,964
  25,500    Dow Chemical Co. (The)
             3.79% due 08/13/01................       25,387
  23,000    du Pont (E.I.) de Nemours & Co.
             3.83% due 08/10/01................       22,905
  35,000    Eksportfinans
             3.59% due 09/18/01................       34,728
  10,000    Electronic Data Systems Corp.
             3.93% due 07/20/01................        9,980
  31,000    Federal Home Loan Mortgage
             3.67% due 03/15/02................       30,191
   9,000    Federal Home Loan Mortgage
             3.68% due 03/28/02................        8,753
  10,000    Federal Home Loan Mortgage
             3.75% due 03/27/02................        9,721
  15,000    Federal National Mortgage
             Association
             3.74% due 03/22/02................       14,590
  35,000    Federal National Mortgage
             Association
             4.86% due 08/09/01................       34,836
  20,000    Ford Motor Credit Corp.
             3.86% due 08/01/01................       19,936
  35,000    Gannett Co., Inc.
             3.90% due 07/05/01................       34,989
  10,000    General Electric Capital Corp.
             3.88% due 08/20/01................        9,947
  20,000    General Electric Capital Corp.
             4.63% due 07/10/01................       19,979
   5,000    General Motors Acceptance Corp.
             3.86% due 07/31/01................        4,984
   5,000    Gillette Co. (The)
             4.63% due 07/16/01................        4,991

PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE
---------                                         ----------
$ 20,000    Gillette Co. (The)
             4.63% due 07/09/01................   $   19,982
  30,000    Halifax PLC
             3.60% due 09/18/01................       29,766
  15,000    Hewlett-Packard Co.
             3.89% due 08/13/01................       14,932
  20,000    Hewlett-Packard Co.
             4.18% due 07/31/01................       19,933
  30,500    Honeywell International, Inc.
             3.65% due 09/21/01................       30,250
  35,000    International Business Machines
             Corp.
             4.19% due 07/18/01................       34,935
  35,000    International Lease Finance Corp.
             4.19% due 07/23/01................       34,914
  10,000    KFW International Finance, Inc.
             3.71% due 09/14/01................        9,924
  10,000    KFW International Finance, Inc.
             4.18% due 07/24/01................        9,974
  11,900    Nationwide Building Society
             4.53% due 09/19/01................       11,782
  20,000    Nationwide Building Society
             4.57% due 07/09/01................       19,982
  20,000    Pfizer, Inc.
             3.80% due 07/24/01................       19,954
   6,000    Pfizer, Inc.
             3.90% due 07/02/01................        6,000
  35,000    State Street Corp.
             3.86% due 08/20/01................       34,816
  13,000    Svenska Handelsbanken, Inc.
             4.60% due 09/17/01................       12,872
  24,500    Swedbank
             4.55% due 08/06/01................       24,392
  35,000    Textron, Inc.
             4.13% due 07/02/01................       35,000
  25,000    Toronto-Dominion Holdings
             4.54% due 07/10/01................       24,975
  10,000    Toronto-Dominion Holdings
             5.30% due 07/17/01................        9,978
  19,000    Toyota Motor Credit Corp.
             3.83% due 07/23/01................       18,958
  30,000    UBS Finance (Delaware), Inc.
             3.56% due 09/04/01................       29,810
   5,000    UBS Finance (Delaware), Inc.
             4.65% due 07/16/01................        4,991
  15,000    Verizon Global Funding Corp.
             3.65% due 08/10/01................       14,941
  14,300    Verizon Global Funding Corp.
             3.78% due 08/17/01................       14,231
  10,000    Washington Post Co. (The)
             4.54% due 07/09/01................        9,991
  20,000    Washington Post Co. (The)
             4.62% due 07/16/01................       19,964
                                                  ----------
            Total commercial paper.............   $  983,735
                                                  ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------



PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE
---------                                         ----------
CORPORATE NOTES -- $30.3%
$ 30,000    Australia & New Zealand Banking
             Group
             3.91% due 12/13/01................   $   30,015
  28,500    Bank One Corp.
             3.947% due 12/20/01...............       28,527
   5,500    Bank One Corp.
             4.904% due 01/07/02...............        5,504
  13,000    BankAmerica Corp.
             4.235% due 02/11/02...............       13,009
  @5,000    Cargill, Inc.
             4.51% due 01/22/02................        5,003
 @11,000    Cargill, Inc.
             4.90% due 01/14/02................       11,011
  30,000    Caterpillar Financial Services
             4.176% due 02/28/02...............       30,036
  10,000    Chase Manhattan Corp.
             4.51% due 01/29/02................       10,015
  14,200    Chase Manhattan Corp.
             4.53% due 04/23/02................       14,220
  19,000    Citicorp
             4.39% due 02/21/02................       19,046
  20,000    Deere (John) Capital Corp.
             4.71% due 01/14/02................       19,992
  20,000    First Union National Bank
             4.05% due 11/21/01................       20,000
  13,500    Fleet National Bank
             4.03% due 03/06/02................       13,511
  11,000    Fleet National Bank
             4.439% due 02/01/02...............       11,013
  14,500    Ford Motor Credit Corp.
             5.125% due 10/15/01...............       14,482
   9,500    General Motors Acceptance Corp.
             4.018% due 12/10/01...............        9,497
  16,000    General Motors Acceptance Corp.
             4.86% due 01/15/02................       16,006
  15,000    Goldman Sachs Group, Inc. (The)
             3.798% due 03/21/02...............       15,000
  20,000    Goldman Sachs Group, Inc. (The)
             3.925% due 12/27/01...............       20,028
 @30,000    Honda Motor Corp.
             4.279% due 02/08/02...............       30,000
  14,000    Key Bank N.A.
             4.71% due 10/26/01................       14,017
  11,500    Merrill Lynch & Co., Inc.
             4.39% due 01/28/02................       11,507
   9,000    Morgan (J.P.) Chase & Co., Inc.
             4.54% due 01/28/02................        9,014
  32,500    Morgan Stanley Dean Witter & Co.
             4.058% due 12/17/01...............       32,532
  30,000    PNC Bank N.A.
             4.48% due 01/24/02................       30,021
 @32,500    Unilever Capital Corp.
             6.649% due 09/07/01...............       32,508
   9,000    Wells Fargo & Co.
             4.46% due 04/26/02................        9,012
                                                  ----------
            Total corporate notes..............   $  474,526
                                                  ==========

PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE
---------                                         ----------
REPURCHASE AGREEMENT -- 4.4%
$ 69,067    Joint Repurchase Agreement
             (See Note 2(d))
             9.95% due 07/02/01................   $   69,067
                                                  ----------
            Total repurchase agreement.........   $   69,067
                                                  ==========

DIVERSIFICATION OF NET ASSETS:
Total commercial paper (cost
  $983,735)...........................    62.9%  $  983,735
Total corporate notes (cost
  $474,528)...........................    30.3      474,526
Total repurchase agreements (cost
  $69,067)............................     4.4       69,067
                                         -----   ----------
Total investment in securities (total
  cost $1,527,330)....................    97.6    1,527,328
Cash, receivables and other assets....     2.7       41,954
Dividends payable.....................    (0.3)      (5,144)
Other liabilities.....................    (0.0)         (17)
                                         -----   ----------
Net assets............................   100.0%  $1,564,121
                                         =====   ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  3,000,000 shares authorized; 1,564,121
  shares outstanding..........................   $  156,412
Capital surplus...............................    1,407,709
                                                 ----------
Net assets....................................   $1,564,121
                                                 ==========
Class IA
  Shares of benefical interest outstanding,
    $0.10 par value 2,475,000 shares
    authorized (Net assets $1,468,458)........    1,468,458
                                                  =========
  Net asset value.............................        $1.00
                                                      =====
Class IB
  Shares of benefical interest outstanding,
    $0.10 par value 525,000 shares authorized
    (Net assets $95,663)......................       95,663
                                                     ======
  Net asset value.............................        $1.00
                                                      =====

 @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the market value of these securities amounted to $78,522 or 5.0% of net assets.

--------------------------------------------------------------------------------
 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS
 FOR THE PERIOD ENDED JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                        HARTFORD                              HARTFORD
                                                          HARTFORD       GLOBAL     HARTFORD    HARTFORD    INTERNATIONAL
                                                           GLOBAL       FINANCIAL    GLOBAL      GLOBAL         SMALL
                                                       COMMUNICATIONS   SERVICES     HEALTH    TECHNOLOGY      COMPANY
                                                          HLS FUND      HLS FUND    HLS FUND    HLS FUND      HLS FUND*
                                                       --------------   ---------   --------   ----------   -------------
INVESTMENT INCOME:
  Dividends..........................................     $    49         $ 103     $   605     $     29        $  13
  Interest...........................................          12            10         162          173            3
  Securities lending.................................           4             2          58           67           --
  Less: Foreign tax withheld.........................          (5)          (10)        (31)          --           (2)
                                                          -------         -----     -------     --------        -----
     Total investment income (loss), net.............          60           105         794          269           14
                                                          -------         -----     -------     --------        -----
EXPENSES:
  Investment advisory fees...........................          30            32         476          307            4
  Administrative services fees.......................           9            10         146           94            1
  Accounting services................................           1             1          15            9           --
  Custodian fees, gross..............................           1             4           2           10            1
  Custodian fees expense offset......................          --            (3)         --           (6)          --
  Board of Directors fees............................          --            --          --           --           --
  Distribution Fees -- Class IB......................           1             1          19           14           --
  Other expenses.....................................          --            --           6            3           --
                                                          -------         -----     -------     --------        -----
     Total expenses, (before waivers)................          42            45         664          431            6
  Distribution Fees -- Class IB waived...............          --            --          (5)          (4)          --
                                                          -------         -----     -------     --------        -----
  Total expenses, net................................          42            45         659          427            6
                                                          -------         -----     -------     --------        -----
  Net investment income (loss).......................          18            60         135         (158)           8
                                                          -------         -----     -------     --------        -----
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on security
     transactions....................................      (1,465)         (145)      5,001      (31,749)          88
  Net realized gain (loss) on futures contracts......          --            --          --           --           --
  Net realized gain (loss) on forward foreign
     currency contracts..............................           3            (8)        (22)          20           11
  Net realized gain (loss) on option contracts.......          --            --          --           --           --
  Net realized gain (loss) on foreign currency
     transactions....................................          18           (41)          3           (7)         (26)
  Net unrealized appreciation (depreciation) of
     investments.....................................        (892)          126      (5,571)      17,947         (179)
  Net unrealized appreciation (depreciation) of
     futures contracts...............................          --            --          --           --           --
  Net unrealized appreciation (depreciation) of
     forward foreign currency contracts..............          --             1          (2)          --           (1)
  Net unrealized appreciation (depreciation) on
     translation of other assets and liabilities in
     foreign currencies..............................           7            36           2           --           --
  Net unrealized appreciation (depreciation) of
     option contracts................................          --            --          --           --           --
                                                          -------         -----     -------     --------        -----
  Net realized and unrealized gain (loss) on
     investments.....................................      (2,329)          (31)       (589)     (13,789)        (107)
                                                          -------         -----     -------     --------        -----
  Net increase (decrease) in net assets resulting
     from operations.................................     $(2,311)        $  29     $  (454)    $(13,947)       $ (99)
                                                          =======         =====     =======     ========        =====

* From inception April 30, 2001, to June 30, 2001.
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------



                             HARTFORD
             HARTFORD      INTERNATIONAL      HARTFORD                       HARTFORD       HARTFORD      HARTFORD
              SMALL           CAPITAL         CAPITAL          HARTFORD       MIDCAP     INTERNATIONAL     GLOBAL
             COMPANY       APPRECIATION     APPRECIATION        MIDCAP         VALUE      OPPORTUNTIES    LEADERS
          HLS FUND, INC.     HLS FUND*     HLS FUND, INC.   HLS FUND, INC.   HLS FUND*   HLS FUND, INC.   HLS FUND
          --------------   -------------   --------------   --------------   ---------   --------------   --------
            $   1,464          $  14          $ 39,960         $  4,800        $ 18        $  15,428      $  5,086
                1,799              5            21,253            1,938           9            1,766           626
                  286             --             1,094              470          --              960           200
                   --             (2)             (478)             (43)         --           (1,945)         (376)
            ---------          -----          --------         --------        ----        ---------      --------
                3,549             17            61,829            7,165          27           16,209         5,536
            ---------          -----          --------         --------        ----        ---------      --------
                2,171              4            21,274            4,319           8            3,053         1,536
                  836              1             9,807            1,828           3            1,232           568
                   84             --               982              183          --              123            57
                   15              1               367                8           1              524            66
                   (4)            --               (26)              (5)         --               (4)           (4)
                    2             --                21                4          --                3             1
                   54             --               247               96          --               31            43
                   39             --               480               88          --               59            29
            ---------          -----          --------         --------        ----        ---------      --------
                3,197              6            33,152            6,521          12            5,021         2,296
                  (15)            --               (69)             (27)         --               (9)          (12)
            ---------          -----          --------         --------        ----        ---------      --------
                3,182              6            33,083            6,494          12            5,012         2,284
            ---------          -----          --------         --------        ----        ---------      --------
                  367             11            28,746              671          15           11,197         3,252
            ---------          -----          --------         --------        ----        ---------      --------
             (107,389)          (125)           48,833          (54,474)         34          (88,992)      (66,938)
                1,471             --                --               --          --               --            --
                    4             (5)           17,294               --          --             (150)          (14)
                   --             --                --               --          --               --            --
                   (8)            --              (697)             (12)         --           (1,732)         (195)
               (2,136)          (257)           39,219            2,821         186          (93,307)      (11,284)
                  246             --                --               --          --               --            --
                   --             --                20               --          --              157           (38)
                    1             --                28               --          --             (697)           (3)
                   --             --                --               --          --               --            --
            ---------          -----          --------         --------        ----        ---------      --------
             (107,811)          (387)          104,697          (51,665)        220         (184,721)      (78,472)
            ---------          -----          --------         --------        ----        ---------      --------
            $(107,444)         $(376)         $133,443         $(50,994)       $235        $(173,524)     $(75,220)
            =========          =====          ========         ========        ====        =========      ========

--------------------------------------------------------------------------------
 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS
 FOR THE PERIOD ENDED JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                             HARTFORD       HARTFORD
                                                   HARTFORD       HARTFORD      HARTFORD    GROWTH AND    DIVIDEND AND
                                                     FOCUS         STOCK          VALUE       INCOME         GROWTH
                                                   HLS FUND*   HLS FUND, INC.   HLS FUND*    HLS FUND    HLS FUND, INC.
                                                   ---------   --------------   ---------   ----------   --------------
INVESTMENT INCOME:
  Dividends......................................    $  20       $  49,972         $16       $  2,343      $  33,170
  Interest.......................................  23.....           4,639           4            275           2004
  Securities lending.............................       --             149          --             66            252
  Less: Foreign tax withheld.....................       --              --          --              1           (224)
                                                     -----       ---------         ---       --------      ---------
     Total investment income (loss), net.........       43          54,760          20          2,685         35,202
                                                     -----       ---------         ---       --------      ---------
EXPENSES:
  Investment advisory fees.......................       13          11,621           6          1,154          7,201
  Administrative services fees...................        4           9,123           2            416          3,184
  Accounting services............................       --             914          --             42            319
  Custodian fees, gross..........................        1              23          --              6             10
  Custodian fees expense offset..................       --              (2)         --             --             (4)
  Board of Directors fees........................       --              20          --              1              7
  Distribution Fees -- Class IB..................       --             215          --             31             72
  Other expenses.................................       --             561          --             15            152
                                                     -----       ---------         ---       --------      ---------
     Total expenses, (before waivers)............       18          22,475           8          1,665         10,941
  Distribution Fees -- Class IB waived...........       --             (60)         --             (9)           (20)
                                                     -----       ---------         ---       --------      ---------
  Total expenses, net............................       18          22,415           8          1,656         10,921
                                                     -----       ---------         ---       --------      ---------
  Net investment income (loss)...................       25          32,345          12          1,029         24,281
                                                     -----       ---------         ---       --------      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on security
     transactions................................      (37)        (57,104)          2        (13,257)        51,681
  Net realized gain (loss) on futures
     contracts...................................       --              --          --           (480)            --
  Net realized gain (loss) on forward foreign
     currency contracts..........................       --              (2)         --             --             --
  Net realized gain (loss) on option contracts...       --              --          --            157            146
  Net realized gain (loss) on foreign currency
     transactions................................       --               1          --             --             (2)
  Net unrealized appreciation (depreciation) of
     investments.................................     (222)       (739,504)         34          2,314       (121,945)
  Net unrealized appreciation (depreciation) of
     futures contracts...........................       --              --          --           (156)            --
  Net unrealized appreciation (depreciation) of
     forward foreign currency contracts..........       --              --          --             --             --
  Net unrealized appreciation (depreciation) on
     translation of other assets and liabilities
     in foreign currencies.......................       --              --          --             --              2
  Net unrealized appreciation (depreciation) of
     option contracts............................       --              --          --           (146)          (105)
                                                     -----       ---------         ---       --------      ---------
  Net realized and unrealized gain (loss) on
     investments.................................     (259)       (796,609)         36        (11,568)       (70,223)
                                                     -----       ---------         ---       --------      ---------
  Net increase (decrease) in net assets resulting
     from operations.............................    $(234)      $(764,264)        $48       $(10,539)     $ (45,942)
                                                     =====       =========         ===       ========      =========

*  From inception April 30, 2001, to June 30, 2001.
** Formerly Hartford International Advisers HLS Fund, Inc.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------





                               HARTFORD                                                         HARTFORD
             HARTFORD           GLOBAL           HARTFORD       HARTFORD       HARTFORD         MORTGAGE         HARTFORD
              INDEX            ADVISERS          ADVISERS      HIGH YIELD        BOND          SECURITIES      MONEY MARKET
          HLS FUND, INC.   HLS FUND, INC.**   HLS FUND, INC.    HLS FUND    HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
          --------------   ----------------   --------------   ----------   --------------   --------------   --------------
            $  13,682          $  2,157         $  44,681       $    34        $    104         $    --          $    --
                  361             4,491           161,543         5,210          37,519          10,928           38,394
                   85               103             2,652            19             421              --               --
                  (75)             (235)               --            (3)             (3)             --               --
            ---------          --------         ---------       -------        --------         -------          -------
               14,053             6,516           208,876         5,260          38,041          10,928           38,394
            ---------          --------         ---------       -------        --------         -------          -------
                2,254             1,033            28,329           304           1,698             414            1,815
                2,254               370            13,125           106           1,185             331            1,452
                  226                37             1,314            11             119              33              145
                   20               137                44             5              22               4                8
                   (1)               (6)              (12)           (4)             (4)             (4)              (7)
                    5                 1                28            --               3               1                3
                   31                 8               396            10              64               6               86
                  111                17               688             4              46              20               58
            ---------          --------         ---------       -------        --------         -------          -------
                4,900             1,597            43,912           436           3,133             805            3,560
                   (9)               (2)             (111)           (3)            (18)             (2)             (24)
            ---------          --------         ---------       -------        --------         -------          -------
                4,891             1,595            43,801           433           3,115             803            3,536
            ---------          --------         ---------       -------        --------         -------          -------
                9,162             4,921           165,075         4,827          34,926          10,125           34,858
            ---------          --------         ---------       -------        --------         -------          -------
               43,951           (20,646)           (6,062)       (2,994)         35,127           4,390                9
               (2,582)             (682)               --            --              --              --               --
                   --            (1,526)               (2)          (13)           (390)             --               --
                   --               (70)               --            --              --              --               --
                   (9)            1,760                 1            25            (429)             --               --
             (220,314)          (10,416)         (658,615)       (4,260)        (31,773)         (4,267)              --
                  186                90                --            --              --              --               --
                   --             8,453                --            --              --              --               --
                   --              (602)               --           (35)           (141)             --               --
                   --                --                --            --              --              --               --
            ---------          --------         ---------       -------        --------         -------          -------
             (178,768)          (23,639)         (664,678)       (7,277)          2,394             123                9
            ---------          --------         ---------       -------        --------         -------          -------
            $(169,606)         $(18,718)        $(499,603)      $(2,450)       $ 37,320         $10,248          $34,867
            =========          ========         =========       =======        ========         =======          =======

--------------------------------------------------------------------------------
 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                                      HARTFORD
                                                     HARTFORD            HARTFORD         HARTFORD     HARTFORD     INTERNATIONAL
                                                      GLOBAL              GLOBAL           GLOBAL       GLOBAL          SMALL
                                                  COMMUNICATIONS    FINANCIAL SERVICES     HEALTH     TECHNOLOGY       COMPANY
                                                     HLS FUND            HLS FUND         HLS FUND     HLS FUND       HLS FUND*
                                                  --------------    ------------------    --------    ----------    -------------
OPERATIONS:
  Net investment income (loss)..................     $    18             $    60          $   135      $   (158)       $    8
  Net realized gain (loss) on investments.......      (1,444)               (194)           4,982       (31,736)           73
  Net unrealized appreciation (depreciation) of
    investments.................................        (885)                163           (5,571)       17,947          (180)
                                                     -------             -------          --------     --------        ------
  Net increase (decrease) in net assets
    resulting from operations...................      (2,311)                 29             (454)      (13,947)          (99)
                                                     -------             -------          --------     --------        ------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA....................................          (6)                 (6)              --            --            --
    Class IB....................................          (1)                 (1)              --            --            --
  From net realized gain on investments
    Class IA....................................          --                  --               --            --            --
    Class IB....................................          --                  --               --            --            --
                                                     -------             -------          --------     --------        ------
    Total distributions.........................          (7)                 (7)              --            --            --
                                                     -------             -------          --------     --------        ------
CAPITAL SHARE TRANSACTIONS:
    Class IA....................................         372                 992           36,970        29,281         3,314
    Class IB....................................         156                 432           13,232         9,091           355
                                                     -------             -------          --------     --------        ------
  Net increase (decrease) from capital share
    transactions................................         528               1,424           50,202        38,372         3,669
                                                     -------             -------          --------     --------        ------
  Net increase (decrease) in net assets.........      (1,790)              1,446           49,748        24,425         3,570
NET ASSETS:
  Beginning of period...........................       9,982**             9,993**        132,880        78,616            --
                                                     -------             -------          --------     --------        ------
  End of period.................................     $ 8,192             $11,439          $182,628     $103,041        $3,570
                                                     =======             =======          ========     ========        ======
Accumulated undistributed (distribution in
  excess of) net investment income..............     $    18             $    60          $   133      $   (158)       $    8
                                                     =======             =======          ========     ========        ======

*  From inception April 30, 2001, to June 30, 2001.

** These amounts represents seed money deposited in Hartford Global
   Communications HLS Fund and Hartford Global Financial Services HLS Fund on December 27, 2000.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------





                       HARTFORD
       HARTFORD      INTERNATIONAL      HARTFORD                       HARTFORD       HARTFORD      HARTFORD
        SMALL           CAPITAL         CAPITAL          HARTFORD       MIDCAP     INTERNATIONAL     GLOBAL
       COMPANY       APPRECIATION     APPRECIATION        MIDCAP         VALUE     OPPORTUNITIES    LEADERS
    HLS FUND, INC.     HLS FUND*     HLS FUND, INC.   HLS FUND, INC.   HLS FUND*   HLS FUND, INC.   HLS FUND
    --------------   -------------   --------------   --------------   ---------   --------------   --------
      $     367         $   11        $    28,746       $      671      $    15      $   11,197     $  3,252
       (105,922)          (130)            65,430          (54,486)          34         (90,874)     (67,147)
         (1,889)          (257)            39,267            2,821          186         (93,847)     (11,325)
      ---------         ------        -----------       ----------      -------      ----------     --------
       (107,444)          (376)           133,443          (50,994)         235        (173,524)     (75,220)
      ---------         ------        -----------       ----------      -------      ----------     --------
             --             --               (523)              --           --          (1,384)         (68)
             --             --                (11)              --           --             (67)          (5)
        (55,117)            --         (2,589,918)        (218,450)          --        (154,454)      (5,702)
         (3,553)            --            (72,932)         (13,029)          --          (3,867)        (469)
      ---------         ------        -----------       ----------      -------      ----------     --------
        (58,670)            --         (2,663,384)        (231,479)          --        (159,772)      (6,244)
      ---------         ------        -----------       ----------      -------      ----------     --------
         65,969          3,853          2,561,699          395,457       13,630         109,291       31,935
         19,199            656            210,960           75,714        2,582          15,760       21,998
      ---------         ------        -----------       ----------      -------      ----------     --------
         85,168          4,509          2,772,659          471,171       16,212         125,051       53,933
      ---------         ------        -----------       ----------      -------      ----------     --------
        (80,946)         4,133            242,718          188,698       16,447        (208,245)     (27,531)
        949,853             --          9,717,956        1,824,794           --       1,345,291      598,386
      ---------         ------        -----------       ----------      -------      ----------     --------
      $ 868,907         $4,133        $ 9,960,674       $2,013,492      $16,447      $1,137,046     $570,855
      =========         ======        ===========       ==========      =======      ==========     ========
      $     367         $   11        $    28,477       $      672      $    15      $   10,527     $  2,983
      =========         ======        ===========       ==========      =======      ==========     ========

--------------------------------------------------------------------------------
 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                     HARTFORD         HARTFORD
                                                       HARTFORD        HARTFORD       HARTFORD      GROWTH AND      DIVIDEND AND
                                                         FOCUS          STOCK           VALUE         INCOME           GROWTH
                                                       HLS FUND*    HLS FUND, INC.    HLS FUND*      HLS FUND      HLS FUND, INC.
                                                       ---------    --------------    ---------    ------------    --------------
OPERATIONS:
  Net investment income (loss).......................   $    25       $   32,345       $   12        $  1,029        $   24,281
  Net realized gain (loss) on investments............       (37)         (57,105)           2         (13,580)           51,825
  Net unrealized appreciation (depreciation) of
    investments......................................      (222)        (739,504)          34           2,012          (122,048)
                                                        -------       ----------       ------        --------        ----------
  Net increase (decrease) in net assets resulting
    from operations..................................      (234)        (764,264)          48         (10,539)          (45,942)
                                                        -------       ----------       ------        --------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA.........................................        --               --           --              --            (1,693)
    Class IB.........................................        --               --           --              --               (46)
  From net realized gain on investments
    Class IA.........................................        --         (641,294)          --         (15,880)         (201,137)
    Class IB.........................................        --          (15,953)          --          (1,363)           (5,550)
                                                        -------       ----------       ------        --------        ----------
    Total distributions..............................        --         (657,247)          --         (17,243)         (208,426)
                                                        -------       ----------       ------        --------        ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA.........................................    15,431          381,242        7,831          67,125           268,758
    Class IB.........................................     2,536          109,564        1,600          22,708            60,321
                                                        -------       ----------       ------        --------        ----------
  Net increase (decrease) from capital share
    transactions.....................................    17,967          490,806        9,431          89,833           329,079
                                                        -------       ----------       ------        --------        ----------
  Net increase (decrease) in net assets..............    17,733         (930,705)       9,479          62,051            74,711
NET ASSETS:
  Beginning of period................................        --        9,726,095           --         394,803         3,225,272
                                                        -------       ----------       ------        --------        ----------
  End of period......................................   $17,733       $8,795,390       $9,479        $456,854        $3,299,983
                                                        =======       ==========       ======        ========        ==========
Accumulated undistributed (distribution in excess of)
  net investment income..............................   $    25       $   32,346       $   12        $  1,029        $   24,274
                                                        =======       ==========       ======        ========        ==========

*  From inception April 30, 2001, to June 30, 2001.

** Formerly Hartford International Advisers HLS Fund, Inc.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------





                         HARTFORD                                                         HARTFORD
       HARTFORD           GLOBAL           HARTFORD       HARTFORD       HARTFORD         MORTGAGE         HARTFORD
        INDEX            ADVISERS          ADVISERS      HIGH YIELD        BOND          SECURITIES      MONEY MARKET
    HLS FUND, INC.   HLS FUND, INC.**   HLS FUND, INC.    HLS FUND    HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
    --------------   ----------------   --------------   ----------   --------------   --------------   --------------
      $    9,162         $  4,921        $   165,075      $  4,827      $   34,926        $ 10,125        $   34,858
          41,360          (21,164)            (6,063)       (2,982)         34,308           4,390                 9
        (220,128)          (2,475)          (658,615)       (4,295)        (31,914)         (4,267)               --
      ----------         --------        -----------      --------      ----------        --------        ----------
        (169,606)         (18,718)          (499,603)       (2,450)         37,320          10,248            34,867
      ----------         --------        -----------      --------      ----------        --------        ----------
              --               --           (256,576)          (71)        (59,005)        (19,519)          (33,327)
              --               --             (4,716)           (8)         (3,698)           (585)           (1,540)
         (37,072)         (20,636)          (617,329)           --              --              --                --
            (573)            (547)           (19,622)           --              --              --                --
      ----------         --------        -----------      --------      ----------        --------        ----------
         (37,645)         (21,183)          (898,243)          (79)        (62,703)        (20,104)          (34,867)
      ----------         --------        -----------      --------      ----------        --------        ----------
         (10,703)           8,226            360,459        46,312         203,844          40,944           226,183
          19,499            5,555            183,001        10,440          48,752           9,800            59,393
      ----------         --------        -----------      --------      ----------        --------        ----------
           8,796           13,781            543,460        56,752         252,596          50,744           285,576
      ----------         --------        -----------      --------      ----------        --------        ----------
        (198,455)         (26,120)          (854,386)       54,223         227,213          40,888           285,576
       2,403,272          389,448         13,682,754        68,601       1,064,594         311,973         1,278,545
      ----------         --------        -----------      --------      ----------        --------        ----------
      $2,204,817         $363,328        $12,828,368      $122,824      $1,291,807        $352,861        $1,564,121
      ==========         ========        ===========      ========      ==========        ========        ==========
      $    9,158         $  2,031        $   165,075      $  4,827      $   34,239        $ 10,126        $       --
      ==========         ========        ===========      ========      ==========        ========        ==========

--------------------------------------------------------------------------------
 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED DECEMBER 31, 2000
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                               HARTFORD
                                                                HARTFORD        GLOBAL        HARTFORD
                                                              GLOBAL HEALTH   TECHNOLOGY   SMALL COMPANY
                                                                HLS FUND*     HLS FUND*    HLS FUND, INC.
                                                              -------------   ----------   --------------
OPERATIONS:
  Net investment income (loss)..............................    $    236       $   (171)     $      (9)
  Net realized gain (loss) on investments...................       2,831        (12,703)       (22,797)
  Net unrealized appreciation (depreciation) of
    investments.............................................      16,854        (25,548)      (134,858)
                                                                --------       --------      ---------
  Net increase (decrease) in net assets resulting from
    operations..............................................      19,921        (38,422)      (157,664)
                                                                --------       --------      ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................        (256)            --             --
    Class IB................................................         (15)            --             --
  From net realized gain on investments
    Class IA................................................      (2,914)            --       (117,755)
    Class IB................................................        (220)            --         (3,080)
                                                                --------       --------      ---------
    Total distributions.....................................      (3,405)            --       (120,835)
                                                                --------       --------      ---------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................     107,970        106,858        421,643
    Class IB................................................       8,394         10,180         39,207
                                                                --------       --------      ---------
  Net increase (decrease) from capital share transactions...     116,364        117,038        460,850
                                                                --------       --------      ---------
  Net increase (decrease) in net assets.....................     132,880         78,616        182,351
NET ASSETS:
  Beginning of period.......................................          --             --        767,502
                                                                --------       --------      ---------
  End of period.............................................    $132,880       $ 78,616      $ 949,853
                                                                ========       ========      =========
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................    $     (2)      $     --      $      --
                                                                ========       ========      =========

* From inception, May 1, 2000, to December 31, 2000.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------





             HARTFORD                          HARTFORD                                         HARTFORD
             CAPITAL          HARTFORD      INTERNATIONAL       HARTFORD         HARTFORD      GROWTH AND
           APPRECIATION        MIDCAP       OPPORTUNITIES    GLOBAL LEADERS       STOCK          INCOME
          HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.      HLS FUND      HLS FUND, INC.    HLS FUND
          --------------   --------------   --------------   --------------   --------------   ----------
           $    59,836       $   (1,096)      $   17,827        $  2,841       $    59,645      $  1,374
             2,667,437          190,562          113,522         (35,518)          681,114        11,716
            (1,658,277)          29,809         (386,603)        (16,403)       (1,415,711)      (35,267)
           -----------       ----------       ----------        --------       -----------      --------
             1,068,996          219,275         (255,254)        (49,080)         (674,952)      (22,177)
           -----------       ----------       ----------        --------       -----------      --------
               (62,140)              --          (21,816)         (2,812)          (61,375)       (1,380)
                  (727)              --             (198)           (109)             (761)          (45)
            (1,266,215)         (56,118)        (171,516)         (2,622)       (1,024,729)       (5,261)
                (7,838)            (520)          (1,224)            (38)           (8,655)         (104)
           -----------       ----------       ----------        --------       -----------      --------
            (1,336,920)         (56,638)        (194,754)         (5,581)       (1,095,520)       (6,790)
           -----------       ----------       ----------        --------       -----------      --------
             1,881,017          938,959          198,402         445,754         1,943,031       205,939
               118,867           50,484           18,858          27,549           105,713        15,959
           -----------       ----------       ----------        --------       -----------      --------
             1,999,884          989,443          217,260         473,303         2,048,744       221,898
           -----------       ----------       ----------        --------       -----------      --------
             1,731,960        1,152,080         (232,748)        418,642           278,272       192,931
             7,985,996          672,714        1,578,039         179,744         9,447,823       201,872
           -----------       ----------       ----------        --------       -----------      --------
           $ 9,717,956       $1,824,794       $1,345,291        $598,386       $ 9,726,095      $394,803
           ===========       ==========       ==========        ========       ===========      ========
           $       265       $        1       $      781        $   (196)      $         1      $     --
           ===========       ==========       ==========        ========       ===========      ========

--------------------------------------------------------------------------------
 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE PERIOD ENDED DECEMBER 31, 2000
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD                          HARTFORD
                                                               DIVIDEND AND       HARTFORD      INTERNATIONAL
                                                                  GROWTH           INDEX           ADVISERS
                                                              HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
                                                              --------------   --------------   --------------
OPERATIONS:
  Net investment income (loss)..............................    $   51,664       $   19,306        $ 10,987
  Net realized gain (loss) on investments...................       208,473           37,451          19,276
  Net unrealized appreciation (depreciation) of
    investments.............................................        51,412         (307,023)        (57,829)
                                                                ----------       ----------        --------
  Net increase (decrease) in net assets resulting from
    operations..............................................       311,549         (250,266)        (27,566)
                                                                ----------       ----------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................       (50,034)         (19,512)        (22,528)
    Class IB................................................          (498)            (119)           (231)
  From net realized gain on investments
    Class IA................................................      (282,315)         (24,784)        (26,883)
    Class IB................................................        (1,888)             (37)            (97)
                                                                ----------       ----------        --------
    Total distributions.....................................      (334,735)         (44,452)        (49,739)
                                                                ----------       ----------        --------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................         5,708           98,949          65,319
    Class IB................................................        18,931           17,594           5,276
                                                                ----------       ----------        --------
  Net increase (decrease) from capital share transactions...        24,639          116,543          70,595
                                                                ----------       ----------        --------
  Net increase (decrease) in net assets.....................         1,453         (178,175)         (6,710)
NET ASSETS:
  Beginning of period.......................................     3,223,819        2,581,447         396,158
                                                                ----------       ----------        --------
  End of period.............................................    $3,225,272       $2,403,272        $389,448
                                                                ==========       ==========        ========
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................    $    1,732       $       (4)       $ (2,890)
                                                                ==========       ==========        ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------





                                                            HARTFORD
             HARTFORD       HARTFORD       HARTFORD         MORTGAGE         HARTFORD
             ADVISERS      HIGH YIELD        BOND          SECURITIES      MONEY MARKET
          HLS FUND, INC.    HLS FUND    HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
          --------------   ----------   --------------   --------------   --------------
           $   341,298      $ 5,130       $   65,244        $ 20,105        $   67,800
               636,933       (2,318)         (10,657)         (1,678)              (33)
            (1,081,161)      (2,073)          58,901          11,569                --
           -----------      -------       ----------        --------        ----------
              (102,930)         739          113,488          29,996            67,767
           -----------      -------       ----------        --------        ----------
              (108,406)      (4,909)          (4,427)         (2,172)          (66,782)
                (1,821)        (181)             (94)             (2)             (985)
            (1,188,034)          --               --              --                --
               (15,623)          --               --              --                --
           -----------      -------       ----------        --------        ----------
            (1,313,884)      (5,090)          (4,521)         (2,174)          (67,767)
           -----------      -------       ----------        --------        ----------
               745,076       17,561          (52,284)        (56,720)          (15,161)
               134,279        2,558           13,233           1,094            27,466
           -----------      -------       ----------        --------        ----------
               879,355       20,119          (39,051)        (55,626)           12,305
           -----------      -------       ----------        --------        ----------
              (537,459)      15,768           69,916         (27,804)           12,305
            14,220,213       52,833          994,678         339,777         1,266,240
           -----------      -------       ----------        --------        ----------
           $13,682,754      $68,601       $1,064,594        $311,973        $1,278,545
           ===========      =======       ==========        ========        ==========
           $   261,292      $    79       $   62,016        $ 20,105        $       --
           ===========      =======       ==========        ========        ==========

--------------------------------------------------------------------------------
 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2001 (UNAUDITED)
 ($000 OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford Global Advisers HLS Fund, Inc., Hartford Advisers Fund HLS Fund, Inc., Hartford Bond HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Money Market HLS Fund, Inc., and Hartford Series Fund, Inc. (comprised of thirteen portfolios, of which the following are included in these financial statements:, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford International Small Company HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford MidCap Value HLS Fund, Hartford Global Leaders HLS Fund, Hartford Focus HLS Fund, Hartford Value HLS Fund, Hartford Growth and Income HLS Fund, Hartford High Yield HLS Fund) (each a "Fund" or together the "Funds") are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies, except for Hartford Global Communications HLS Fund, Hartford Financial Services HLS Fund, Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund which are non-diversified.

     The Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies) as well as certain qualified retirement plans. The Hartford Life Insurance Companies are affiliates of the Funds. The Funds, which have different investment goals and policies, are described below.

    Hartford Global Communications HLS Fund             --   Seeks long-term capital appreciation by investing
                                                             at least 80% of its total assets in the equity
                                                             securities of communications companies worldwide.
    Hartford Global Financial Services HLS Fund         --   Seeks long-term capital appreciation by investing
                                                             at least 80% of its total assets in the equity
                                                             securities of financial services companies
                                                             worldwide.
    Hartford Global Health HLS Fund                     --   Seeks long-term capital appreciation by investing
                                                             at least 80% of its total assets in the equity
                                                             securities of health care companies worldwide.
    Hartford Global Technology HLS Fund                 --   Seeks long-term capital appreciation by investing
                                                             at least 80% of its total assets in the equity
                                                             securities of technology companies worldwide.
    Hartford International Small Company HLS Fund       --   Seeks capital appreciation by investing at least
                                                             80% of its total assets in the equity securities of
                                                             foreign issuers with market capitalizations under
                                                             $8 billion.
    Hartford Small Company HLS Fund, Inc.               --   Seeks growth of capital by investing primarily in
                                                             stocks selected on the basis of potential for
                                                             capital appreciation and that are within the range
                                                             represented by the Russell 2000 Index.
    Hartford International Capital Appreciation HLS     --   Seeks capital appreciation by investing at least
      Fund                                                   80% of total assets in equity securities of foreign
                                                             issuers.
    Hartford Capital Appreciation HLS Fund, Inc.        --   Seeks growth of capital by investing primarily in
                                                             stocks selected on the basis of potential for
                                                             capital appreciation.

--------------------------------------------------------------------------------





    Hartford MidCap HLS Fund, Inc                       --   Seeks to achieve long-term capital growth through
                                                             capital appreciation by investing primarily in
                                                             equity securities with market capitalizations
                                                             within the range represented by the S&P's MidCap
                                                             400 Index.
    Hartford MidCap Value HLS Fund                      --   Seeks to achieve long-term capital growth through
                                                             capital appreciation by investing primarily in
                                                             undervalued equity securities.
    Hartford International Opportunities HLS Fund,      --   Seeks growth of capital by investing primarily in
      Inc.                                                   stocks issued by non-U.S. companies.
    Hartford Global Leaders HLS Fund                    --   Seeks growth of capital by investing primarily in
                                                             stocks issued by companies worldwide.
    Hartford Focus HLS Fund                             --   Seeks growth of capital by investing primarily in
                                                             stocks selected on the basis of potential for
                                                             capital appreciation and that are within the range
                                                             represented by the Standard & Poor's 500 Index.
    Hartford Stock HLS Fund, Inc.                       --   Seeks long-term growth of capital, with income as a
                                                             secondary consideration, by investing primarily in
                                                             stock.
    Hartford Value HLS Fund                             --   Seeks maximum long-term total rate of return by
                                                             investing in equity securities that are estimated
                                                             to be under-valued.
    Hartford Growth and Income HLS Fund                 --   Seeks growth of capital and current income by
                                                             investing primarily in equity securities with
                                                             earnings growth potential and steady or rising
                                                             dividends.
    Hartford Dividend and Growth HLS Fund, Inc.         --   Seeks a high level of current income consistent
                                                             with growth of capital and moderate investment
                                                             risk. Primary investments are equity securities and
                                                             securities convertible into equity securities that
                                                             typically have above average yield.
    Hartford Index HLS Fund, Inc.                       --   Seeks to approximate the price and yield
                                                             performance that are within the range of Standard &
                                                             Poor's Composite Stock Price Index (the Index).
    Hartford Global Advisers HLS Fund, Inc.             --   Seeks maximum long-term total rate of return
      (formerly Hartford International Advisers HLS          through a diversified portfolio of securities
      Fund, Inc.)                                            covering a broad range of countries, industries and
                                                             companies.
    Hartford Advisers HLS Fund, Inc.                    --   Seeks maximum long-term total rate of return
                                                             (capital growth and current income) through
                                                             investment in a varying mix of stocks, bonds and
                                                             money market instruments.
    Hartford High Yield HLS Fund                        --   Seeks high current income by investing in high
                                                             yield, below investment grade securities. Growth of
                                                             capital is a secondary objective.
    Hartford Bond HLS Fund, Inc.                        --   Seeks maximum current income consistent with
                                                             preservation of capital through investing primarily
                                                             in debt securities.
    Hartford Mortgage Securities HLS Fund, Inc.         --   Seeks a high level of current income by investing
                                                             primarily in mortgage-related securities, including
                                                             securities issued by U.S. Government agencies.
    Hartford Money Market HLS Fund, Inc.                --   Seeks a high level of current income consistent
                                                             with liquidity and preservation of capital through
                                                             investment in money-market securities.

--------------------------------------------------------------------------------
 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 ($000 OMITTED)
--------------------------------------------------------------------------------

Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

     a) Security Transactions--Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

     b) Security Valuation--Equity securities are valued at the last sales price reported on principal securities exchanges on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded as of the close of business on the day the securities are being valued. If no sale occurred on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of each business day. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at their fair values under the direction of the Funds' Board of Directors.

         Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund, Inc. are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost

     c) Foreign Currency Transactions--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Repurchase Agreements--A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Fund's custodian, State Street Bank.

--------------------------------------------------------------------------------





         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP (Wellington), have an interest in a $2,316,086 joint repurchase agreement dated 06/29/01 with State Street Bank, 3.94% due 07/02/01. This joint repurchase agreement is collateralized by $1,481,061 U.S. Treasury Bonds 3.65% - 14.25% due 11/23/01 - 08/15/28,
         $817,399 U.S. Treasury Notes 4.25% - 7.00% due 08/31/01 - 08/15/07 and
         $64,471 U.S. Treasury Bills 3.65% due 11/23/01. The participating Funds and their respective maturity amounts are as follows:

                                                              MATURITY
FUND                                                           AMOUNT
----                                                          --------
Hartford Global Communications HLS Fund.....................  $   739
Hartford Global Financial Services HLS Fund.................      375
Hartford Global Health HLS Fund.............................    6,376
Hartford Global Technology HLS Fund.........................    7,035
Hartford International Small Company HLS Fund...............      115
Hartford Small Company HLS Fund, Inc. ......................   58,965
Hartford International Capital Appreciation HLS Fund........      422
Hartford Capital Appreciation HLS Fund, Inc. ...............  974,024
Hartford MidCap HLS Fund, Inc. .............................   86,408
Hartford MidCap Value HLS Fund..............................    2,087
Hartford International Opportunities HLS Fund, Inc. ........   34,666
Hartford Global Leaders HLS Fund............................   25,636
Hartford Focus HLS Fund.....................................    2,433
Hartford Stock HLS Fund, Inc. ..............................  104,460
Hartford Value HLS Fund.....................................      756
Hartford Growth and Income HLS Fund.........................   11,946
Hartford Dividend and Growth HLS Fund, Inc. ................   89,483
Hartford Global Advisers HLS Fund, Inc. ....................   49,483
Hartford Advisers HLS Fund, Inc. ...........................  290,353

        Certain Funds, together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (HIMCO) have an interest in a $234,765 joint repurchase agreement dated 06/29/01 with State Street Bank, 3.95% due 07/02/01. This joint repurchase agreement is collateralized by $234,842 U.S. Treasury Bonds 3.875% - 6.875% due 08/15/25 - 04/15/29. The
        participating Funds and their respective maturity amounts are as follows:

                                                              MATURITY
FUND                                                           AMOUNT
----                                                          --------
Hartford Index HLS Fund, Inc. ..............................  $ 5,773
Hartford High Yield HLS Fund................................   13,577
Hartford Bond HLS Fund, Inc. ...............................   65,492
Hartford Mortgage Securities HLS Fund, Inc. ................   55,871
Hartford Money Market HLS Fund, Inc. .......................   69,090

     e) Joint Trading Account--Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by HIMCO or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

     f) Futures, Options on Futures and Options Transactions--The Funds enter into futures contracts to retain their cash balance and yet be exposed to the market, thereby providing the liquidity necessary to accommodate redemptions while at the same time providing shareholders with the investment return of a fully invested portfolio. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker-

--------------------------------------------------------------------------------
 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 ($000 OMITTED)
--------------------------------------------------------------------------------

        dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in cash, receivables and other assets as applicable, in the Fund's Statement of Net Assets.

        At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

        The use of futures contracts involve elements of market and counter party risk, which may exceed the amounts recognized in the Statements of Net Assets. Change in the value of the futures contracts may decrease the effectiveness of the Fund's strategies and potentially result in loss.

        The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets as cash, receivables and other assets and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option, which the Fund has purchased, expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

        The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option at an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. The Funds' option activity was as follows for the six months ended June 30, 2001:

                  OPTION CONTRACTS ACTIVITY DURING THE PERIOD

                                               HARTFORD GROWTH AND       HARTFORD DIVIDEND AND     HARTFORD GLOBAL ADVISERS
                                               INCOME HLS FUND, INC.     GROWTH HLS FUND, INC.     HLS FUND, INC.
                                               ----------------------    ----------------------    ------------------------
                                               NUMBER OF     PREMIUM     NUMBER OF     PREMIUM     NUMBER OF      PREMIUM
        CALLS WRITTEN                          CONTRACTS     AMOUNTS     CONTRACTS     AMOUNTS     CONTRACTS      AMOUNTS
        -------------                          ----------    --------    ----------    --------    -----------    ---------
        Beginning of the period..............        1        $ 205            1         $176          1,740         $ 27
        Written during the period............       --           --           --           --          2,900           20
        Expired during the period............       (1)         (97)          (1)         (81)            --           --
        Closed during the period.............      #--         (108)         #--          (95)        (4,640)         (47)
        Exercised during the period..........       --           --           --           --             --           --
                                                  ----        -----         ----         ----         ------         ----
        Balance at the end of the period.....       --        $  --           --         $ --             --         $ --
                                                  ====        =====         ====         ====         ======         ====

--------------------------------------------------------------------------------





                                                                      HARTFORD GLOBAL ADVISERS
                                                                           HLS FUND, INC.
                                                                      ------------------------
                                                                       NUMBER OF      DOLLAR
        CALLS PURCHASED                                                CONTRACTS      AMOUNTS
        ---------------                                               -----------    ---------
        Beginning of the period.....................................      3,480        $  33
        Purchased during the period.................................     12,800          292
        Expired during the period...................................         --           --
        Closed during the period....................................    (16,280)        (325)
        Exercised during the period.................................         --           --
                                                                        -------        -----
        Balance at the end of the period............................         --        $  --
                                                                        =======        =====

                                                                      HARTFORD GLOBAL ADVISERS
                                                                           HLS FUND, INC.
                                                                      ------------------------
                                                                       NUMBER OF      DOLLAR
        PUTS WRITTEN                                                   CONTRACTS      AMOUNTS
        ------------                                                  -----------    ---------
        Beginning of the period.....................................      1,740         $ 20
        Written during the period...................................      2,900           23
        Expired during the period...................................         --           --
        Closed during the period....................................     (4,640)         (43)
        Exercised during the period.................................         --           --
                                                                         ------         ----
        Balance at the end of the period............................         --         $ --
                                                                         ======         ====

        # Due to the presentation of the financial statements in thousands, the number of contracts round to zero.

     g) Forward Foreign Currency Contracts--As of June 30, 2001, Hartford International Small Company HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Global Leaders HLS Fund and Hartford Global Advisers HLS Fund, Inc. had entered into forward foreign currency exchange contracts that obligate the funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' costs are included in excess of cash, receivables and other assets over liabilities or excess of liabilities over cash, receivables and other assets, as applicable, in the Funds' Statement of Net Assets.

         Forward foreign currency contracts involve elements of markets risk in excess of the amount reflected in the Statement of Net Assets. In addition, risk may arise upon entering into these contracts from the potential inability of the counter-parties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

     h) Indexed Securities--The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities are shown at market value in the Statement of Net Assets, if applicable. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     i) Securities Lending--The Funds, except for the Hartford Money Market HLS Fund, Inc., may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even

--------------------------------------------------------------------------------
 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 ($000 OMITTED)
--------------------------------------------------------------------------------

       loss of rights in the collateral should the borrower of the securities fail financially. As of June 30, 2001, the market value of the securities loaned and the market value of the collateral were as follows:

                                                                      MARKET VALUE OF
                                                                      SECURITIES         MARKET VALUE OF
        FUND                                                          LOANED             COLLATERAL
        ----                                                          ---------------    ---------------
        Hartford Global Health HLS Fund.............................    $   19,321         $   20,093
        Hartford Global Technology HLS Fund.........................         7,337              7,940
        Hartford Small Company HLS Fund, Inc. ......................       137,705            142,822
        Hartford Capital Appreciation HLS Fund, Inc. ...............       421,016            439,674
        Hartford MidCap HLS Fund, Inc. .............................       115,940            120,261
        Hartford International Opportunities HLS Fund, Inc. ........       137,842            144,885
        Hartford Global Leaders HLS Fund............................        37,755             39,225
        Hartford Stock HLS Fund, Inc. ..............................        28,786             30,758
        Hartford Growth and Income HLS Fund.........................        13,322             13,884
        Hartford Index HLS Fund, Inc. ..............................        28,008             28,925
        Hartford Dividend and Growth HLS Fund, Inc. ................       121,058            124,589
        Hartford Global Advisers HLS Fund, Inc. ....................        13,501             14,017
        Hartford Advisers HLS Fund, Inc. ...........................     1,503,909          1,535,183
        Hartford High Yield HLS Fund................................        10,599             10,874
        Hartford Bond HLS Fund, Inc. ...............................       254,691            260,017

     j) Federal Income Taxes--For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     k) Fund Share Valuation and Distributions to Shareholders--Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend data in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

         Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all funds except the Hartford Money Market HLS Fund, Inc. is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

         Hartford Money Market HLS Fund, Inc. seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

         Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 6).

--------------------------------------------------------------------------------

     l) Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     m) Restricted Securities--Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund, Inc., which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. As of June 30, 2001, the Funds did not hold any restricted securities (excluding 144A issues).

3.   EXPENSES:

     a) Investment Management and Advisory Agreements--HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

         The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate Wellington or HIMCO:

                              HARTFORD INDEX HLS FUND, INC.

           AVERAGE DAILY NET ASSETS       ANNUAL RATE
           ------------------------       -----------
           All Assets                        0.200%

                               HARTFORD MORTGAGE SECURITIES
                                    HLS FUND, INC. AND
                           HARTFORD MONEY MARKET HLS FUND, INC.

           AVERAGE DAILY NET ASSETS       ANNUAL RATE
           ------------------------       -----------
           All Assets                        0.250%

                              HARTFORD STOCK HLS FUND, INC.
                             AND HARTFORD BOND HLS FUND, INC.

           AVERAGE DAILY NET ASSETS       ANNUAL RATE
           ------------------------       -----------
           On first $250 million             0.325%
           On next $250 million              0.300
           On next $500 million              0.275
           Over $1 billion                   0.250

 HARTFORD SMALL COMPANY HLS FUND, INC., HARTFORD CAPITAL APPRECIATION HLS FUND, INC., HARTFORD MIDCAP HLS FUND, INC., HARTFORD INTERNATIONAL OPPORTUNITIES HLS
  FUND, INC. HARTFORD GLOBAL LEADERS HLS FUND, HARTFORD GROWTH AND INCOME HLS FUND, HARTFORD DIVIDEND AND GROWTH HLS FUND, INC., HARTFORD GLOBAL ADVISERS HLS
 FUND, INC., HARTFORD ADVISERS HLS FUND, INC. AND HARTFORD HIGH YIELD HLS FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
On first $250 million                     0.575%
On next $250 million                      0.525
On next $500 million                      0.475
Over $1 billion                           0.425

                         HARTFORD MIDCAP VALUE HLS FUND
                          AND HARTFORD VALUE HLS FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
On first $250 million                     0.625%
On next $250 million                      0.575
On next $500 million                      0.525
Over $1 Billion                           0.475

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 ($000 OMITTED)
--------------------------------------------------------------------------------

     HARTFORD GLOBAL COMMUNICATIONS HLS FUND, HARTFORD GLOBAL FINANCIAL SERVICES
      HLS FUND, HARTFORD GLOBAL HEALTH HLS FUND, HARTFORD TECHNOLOGY HLS FUND,
        HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND, HARTFORD INTERNATIONAL
              CAPITAL APPRECIATION HLS FUND AND HARTFORD FOCUS HLS FUND

    AVERAGE DAILY NET ASSETS           ANNUAL RATE
    ------------------------           -----------
    On first $250 million                 0.650%
    On next $250 million                  0.600
    Over $500 million                     0.550

        Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to the Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford International Small Company HLS Fund, Hartford Small Company HLS Fund, Inc., Hartford International Capital Appreciation HLS Fund, Hartford Capital Appreciation HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford MidCap Value HLS Fund, Hartford International Opportunities HLS Fund, Inc., Hartford Global Leaders HLS Fund, Hartford Focus HLS Fund, Hartford Stock HLS Fund, Inc., Hartford Value HLS Fund, Hartford Growth and Income HLS Fund, Hartford Dividend and Growth HLS Fund, Inc., Hartford Global Advisers HLS Fund, Inc. and Hartford Advisers HLS Fund, Inc.

        Pursuant to investment services agreements between HL Advisors and HIMCO, HIMCO provides the day-to-day investment management services to the Hartford Index HLS Fund, Inc., Hartford High Yield HLS Fund, Hartford Bond HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc. and Hartford Money Market HLS Fund, Inc. HIMCO is a wholly-owned subsidiary of The Hartford

        Wellington and HIMCO determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and HIMCO regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

     b) Administrative Services Agreement--Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and each of the Funds, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

     c) Operating Expenses--Allocable expenses of the Funds are charged to each Fund based on the ratio of the net assets of each fund to the combined net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

     d) Expense Offset--The Funds have entered into certain expense offset arrangements with the Custodian Bank. The amount of the Funds' expense reductions is shown on the accompanying Statement of Operations as Custodian fees expense offset.

     e) Distribution Plan for Class IB shares--Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

         Although the Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB

--------------------------------------------------------------------------------





shares, the Distributor has voluntarily agreed to waive 0.07% of the fee. This waiver may be withdrawn at any time after notice to shareholders. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.   AFFILIATE HOLDINGS:

     a) As of June 30, 2001, HL Advisors, LLC held direct interests in shares as follows:

                                                                        PERCENT OF                   PERCENT OF
        FUND                                               CLASS IA   TOTAL IA SHARES   CLASS IB   TOTAL IB SHARES
        -------------------------------------------------  --------   ---------------   --------   ---------------
        Hartford Global Communications HLS Fund..........   9,000          95.35%        1,000          84.19%
        Hartford Global Financial Services HLS Fund......   9,000          90.35         1,000          69.74
        Hartford Global Health HLS Fund..................     @--             --           @--             --
        Hartford International Small Company HLS Fund....   2,700          84.02           300          87.97
        Hartford International Capital Appreciation HLS
          Fund...........................................   2,700          69.11           300          48.68
        Hartford MidCap Value HLS Fund...................   2,700          20.19           300          12.14
        Hartford Focus HLS Fund..........................   2,700          17.69           300          12.04
        Hartford Value HLS Fund..........................   2,700          34.66           300          19.88

        @ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

     b) As of June 30, 2001, certain HL group pension contracts held direct interests in shares as follows:

                                                                                 PERCENT OF
                                    FUND                              SHARES    TOTAL SHARES
        ------------------------------------------------------------  -------   ------------
        Hartford Global Health HLS Fund.............................    2,690       2.08%
        Hartford Global Technology HLS Fund.........................    3,647       2.01
        Hartford Small Company HLS Fund, Inc. ......................   17,810       2.86
        Hartford Capital Appreciation HLS Fund, Inc. ...............   91,161       3.99
        Hartford MidCap HLS Fund, Inc. .............................   14,535       1.53
        Hartford International Opportunities HLS Fund, Inc. ........   18,700       1.66
        Hartford Global Leaders HLS Fund............................   23,125       6.20
        Hartford Stock HLS Fund, Inc. ..............................   74,932       4.27
        Hartford Growth and Income HLS Fund.........................    3,100       0.84
        Hartford Index HLS Fund, Inc. ..............................   48,825       7.55
        Hartford Dividend and Growth HLS Fund, Inc. ................   17,734       1.05
        Hartford Global Advisers HLS Fund, Inc. ....................    4,131       1.17
        Hartford Advisers HLS Fund, Inc. ...........................  101,302       1.89
        Hartford High Yield HLS Fund................................      999       0.77
        Hartford Bond HLS Fund, Inc. ...............................   67,369       5.69
        Hartford Mortgage Securities HLS Fund, Inc. ................   16,180       5.08
        Hartford Money Market HLS Fund, Inc. .......................  132,101       8.45

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--------------------------------------------------------------------------------
 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 ($000 OMITTED)
--------------------------------------------------------------------------------

5.   INVESTMENT TRANSACTIONS:

     For the six months ended June 30, 2001, aggregate purchases and sales of investment securities (excludes short-term investments) were as follows:

                                                                                            SALES
        FUND                                                          COST OF PURCHASES    PROCEEDS
        ----                                                          -----------------   ----------
        Hartford Global Communications HLS Fund.....................     $    5,484       $    4,879
        Hartford Global Financial Services HLS Fund.................          7,255            4,917
        Hartford Global Health HLS Fund.............................         92,056           41,454
        Hartford Global Technology HLS Fund.........................        150,709          113,293
        Hartford International Small Company HLS Fund...............          4,804            1,393
        Hartford Small Company HLS Fund, Inc........................        893,104          858,458
        Hartford International Capital Appreciation HLS Fund........          5,268            1,267
        Hartford Capital Appreciation HLS Fund, Inc.................      5,125,886        5,000,036
        Hartford MidCap HLS Fund, Inc...............................      1,092,646          940,930
        Hartford MidCap Value HLS Fund..............................         15,179              508
        Hartford International Opportunities HLS Fund, Inc..........        952,824        1,024,966
        Hartford Global Leaders HLS Fund............................      1,052,603        1,005,167
        Hartford Focus HLS Fund.....................................         18,444            1,997
        Hartford Stock HLS Fund, Inc................................      2,340,296        2,135,260
        Hartford Value HLS Fund.....................................          9,332              202
        Hartford Growth and Income HLS Fund.........................        225,192          165,584
        Hartford Index HLS Fund, Inc................................         73,036           92,312
        Hartford Dividend and Growth HLS Fund, Inc..................      1,076,711          956,324
        Hartford Global Advisers HLS Fund, Inc......................        561,320          558,726
        Hartford Advisers HLS Fund, Inc.............................      2,779,773        2,537,320
        Hartford High Yield HLS Fund................................         95,426           40,497
        Hartford Bond HLS Fund, Inc.................................      1,654,008        1,446,467
        Hartford Mortgage Securities HLS Fund, Inc..................        465,297          351,735

--------------------------------------------------------------------------------

6.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 2000, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                        ACCUMULATED
                                                                       ACCUMULATED     UNDISTRIBUTED
                                                                      UNDISTRIBUTED    (DISTRIBUTION
                                                                      (DISTRIBUTION    IN EXCESS OF)
                                                                      IN EXCESS OF)    NET REALIZED
                                                                      NET INVESTMENT      GAIN ON      CAPITAL
        FUND                                                              INCOME        INVESTMENTS    SURPLUS
        ----                                                          --------------   -------------   -------
        Hartford Global Health HLS Fund.............................          33               8         (41)
        Hartford Global Technology HLS Fund.........................         171              --        (171)
        Hartford Small Company HLS Fund, Inc. ......................           9              (9)         --
        Hartford Capital Appreciation HLS Fund, Inc. ...............        (810)            810          --
        Hartford MidCap Fund HLS Fund, Inc. ........................       1,097          (1,097)         --
        Hartford International Opportunities HLS Fund, Inc. ........      (1,942)          1,942          --
        Hartford Global Leaders HLS Fund............................        (108)            108          --
        Hartford Stock HLS Fund, Inc. ..............................          49             (49)         --
        Hartford Growth and Income HLS Fund.........................          35             (35)         --
        Hartford Dividend and Growth HLS Fund, Inc. ................        (400)            400          --
        Hartford Index HLS Fund, Inc. ..............................          42              42          --
        Hartford International Advisers HLS Fund, Inc. .............      (5,429)         (5,429)         --
        Hartford Advisers HLS Fund, Inc. ...........................         (18)             18          --
        Hartford High Yield HLS Fund................................          (8)              8          --
        Hartford Bond HLS Fund, Inc.................................      (3,227)          3,227          --

7.   CAPITAL LOSS CARRY FORWARD:

     At December 31, 2000 (tax year-end), the following Funds had capital loss carry forwards for U.S. Federal Tax purposes of approximately:

                                                                                  YEAR OF
        FUND                                                          AMOUNT     EXPIRATION
        ----                                                          -------    ----------
        Hartford Global Technology HLS Fund.........................  $    64       2008
        Hartford High Yield HLS Fund................................      146       2007
        Hartford High Yield HLS Fund................................    2,132       2008
        Hartford Bond HLS Fund, Inc. ...............................   12,948       2007
        Hartford Bond HLS Fund, Inc. ...............................   12,693       2008
        Hartford Mortgage Securities HLS Fund, Inc. ................    7,251       2002
        Hartford Mortgage Securities HLS Fund, Inc..................    6,081       2007
        Hartford Mortgage Securities HLS Fund, Inc. ................    2,016       2008

--------------------------------------------------------------------------------
 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 ($000 OMITTED)
--------------------------------------------------------------------------------





8.   CAPITAL SHARE TRANSACTIONS:

     The following information is for the six-months ended June 30, 2001:

                                         HARTFORD GLOBAL
                                          COMMUNICATIONS       HARTFORD GLOBAL FINANCIAL     HARTFORD GLOBAL HEALTH
                                             HLS FUND                   HLS FUND                    HLS FUND
                                      ----------------------   --------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES         AMOUNT        SHARES       AMOUNT
                                      --------   -----------   -----------   ------------   ----------   -----------
        CLASS IA
        Shares sold.................       716   $       600        1,131    $     1,126        39,367   $    53,265
        Shares issued on
          reinvestment of
          distributions.............         8             6            6              6            --            --
        Shares redeemed.............      (282)         (234)        (141)          (140)      (12,313)      (16,295)
                                      --------   -----------   ----------    -----------    ----------   -----------
        Net Increase (Decrease).....       442   $       372          996    $       992        27,054   $    36,970
                                      ========   ===========   ==========    ===========    ==========   ===========

                                         HARTFORD GLOBAL        HARTFORD INTERNATIONAL     HARTFORD SMALL COMPANY
                                       TECHNOLOGY HLS FUND      SMALL COMPANY HLS FUND         HLS FUND, INC.
                                      ----------------------   ------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                      --------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.................   113,325   $    70,684        4,412   $     4,466      322,548   $   481,392
        Shares issued on
          reinvestment of
          distributions.............        --            --           --            --       41,342        55,117
        Shares redeemed.............   (70,318)      (41,403)      (1,117)       (1,152)    (316,954)     (470,540)
                                      --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease).....    43,007   $    29,281        3,295   $     3,314       46,936   $    65,969
                                      ========   ===========   ==========   ===========   ==========   ===========

                                      HARTFORD INTERNATIONAL
                                       CAPITAL APPRECIATION        HARTFORD CAPITAL           HARTFORD MIDCAP
                                             HLS FUND          APPRECIATION FUND, INC.         HLS FUND, INC.
                                      ----------------------   ------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                      --------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.................     4,233   $     4,151       99,299   $   600,070      222,500   $   524,098
        Shares issued on
          reinvestment of
          distributions.............        --            --      608,951     2,590,441      106,034       218,450
        Shares redeemed.............      (317)         (298)    (105,488)     (628,812)    (148,600)     (347,091)
                                      --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease).....     3,916   $     3,853      602,762   $ 2,561,699      179,934   $   395,457
                                      ========   ===========   ==========   ===========   ==========   ===========

                                                                HARTFORD INTERNATIONAL
                                         HARTFORD MIDCAP            OPPORTUNITIES         HARTFORD GLOBAL LEADERS
                                          VALUE HLS FUND            HLS FUND, INC.                HLS FUND
                                      ----------------------   ------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                      --------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.................    14,122   $    14,101    2,314,639   $ 2,883,934       86,962   $   139,273
        Shares issued on
          reinvestment of
          distributions.............        --            --      156,279       155,838        3,826         5,770
        Shares redeemed.............      (459)         (471)  (2,344,409)   (2,930,481)     (71,633)     (113,108)
                                      --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease).....    13,663   $    13,630      126,509   $   109,291       19,155   $    31,935
                                      ========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------





                                                                      HARTFORD STOCK
                                      HARTFORD FOCUS HLS FUND         HLS FUND, INC.        HARTFORD VALUE HLS FUND
                                      ------------------------   ------------------------   ------------------------
                                       SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                      ---------   ------------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.................    16,180    $    16,328        44,757   $   253,040        7,971   $     7,980
        Shares issued on
          reinvestment of
          distributions.............        --             --       128,647       641,294           --            --
        Shares redeemed.............      (900)          (897)      (92,508)     (513,092)        (150)         (149)
                                      --------    -----------    ----------   -----------   ----------   -----------
        Net Increase (Decrease).....    15,280    $    15,431        80,896   $   381,242        7,821   $     7,831
                                      ========    ===========    ==========   ===========   ==========   ===========

                                       HARTFORD GROWTH AND      HARTFORD DIVIDEND AND          HARTFORD INDEX
                                         INCOME HLS FUND        GROWTH HLS FUND, INC.          HLS FUND, INC.
                                      ----------------------   ------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                      --------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.................    98,924   $   128,106      194,902   $   407,370       40,285   $   143,375
        Shares issued on
          reinvestment of
          distributions.............    12,954        15,880      104,227       202,830       10,998        37,072
        Shares redeemed.............   (59,734)      (76,861)    (163,626)     (341,442)     (54,920)     (191,150)
                                      --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease).....    52,144   $    67,125      135,503   $   268,758       (3,637)  $   (10,703)
                                      ========   ===========   ==========   ===========   ==========   ===========

                                      HARTFORD GLOBAL ADVISERS      HARTFORD ADVISERS         HARTFORD HIGH YIELD
                                           HLS FUND, INC.             HLS FUND, INC.                HLS FUND
                                      ------------------------   ------------------------   ------------------------
                                       SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                      ---------   ------------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.................    73,858    $    81,979       102,392   $   268,645       98,741   $    97,469
        Shares issued on
          reinvestment of
          distributions.............    20,171         20,636       366,469       873,905           74            71
        Shares redeemed.............   (85,175)       (94,389)     (300,271)     (782,091)     (52,237)      (51,228)
                                      --------    -----------    ----------   -----------   ----------   -----------
        Net Increase (Decrease).....     8,854    $     8,226       168,590   $   360,459       46,578   $    46,312
                                      ========    ===========    ==========   ===========   ==========   ===========

                                          HARTFORD BOND            HARTFORD MORTGAGE         HARTFORD MONEY MARKET
                                          HLS FUND, INC.       SECURITIES HLS FUND, INC.         HLS FUND, INC.
                                      ----------------------   --------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES         AMOUNT        SHARES       AMOUNT
                                      --------   -----------   -----------   ------------   ----------   -----------
        CLASS IA
        Shares sold.................   251,955   $   287,355       49,417    $    57,623     5,770,026   $ 5,770,026
        Shares issued on
          reinvestment of
          distributions.............    53,709        59,005       17,509         19,519        33,327        33,327
        Shares redeemed.............  (125,167)     (142,516)     (31,102)       (36,198)   (5,577,170)   (5,577,170)
                                      --------   -----------   ----------    -----------    ----------   -----------
        Net Increase (Decrease).....   180,497   $   203,844       35,824    $    40,944       226,183   $   226,183
                                      ========   ===========   ==========    ===========    ==========   ===========

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--------------------------------------------------------------------------------
 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 ($000 OMITTED)
--------------------------------------------------------------------------------

                                         HARTFORD GLOBAL
                                          COMMUNICATIONS       HARTFORD GLOBAL FINANCIAL        HARTFORD GLOBAL
                                             HLS FUND              SERVICES HLS FUND            HEALTH HLS FUND
                                      ----------------------   --------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES         AMOUNT        SHARES       AMOUNT
                                      --------   -----------   -----------   ------------   ----------   -----------
        CLASS IB
        Shares sold.................       194   $       155          439    $       437        10,602   $    14,278
        Shares issued on
          reinvestment of
          distributions.............         1             1            1              1            --            --
        Shares redeemed.............        --            --           (6)            (6)         (787)       (1,046)
                                      --------   -----------   ----------    -----------    ----------   -----------
        Net Increase (Decrease).....       195   $       156          434    $       432         9,815   $    13,232
                                      ========   ===========   ==========    ===========    ==========   ===========

                                         HARTFORD GLOBAL       HARTFORD INTERNATIONAL SMALL    HARTFORD SMALL COMPANY
                                       TECHNOLOGY HLS FUND             COMPANY FUND                  FUND, INC.
                                      ----------------------   ----------------------------   ------------------------
                                       SHARES      AMOUNT         SHARES         AMOUNT         SHARES       AMOUNT
                                      --------   -----------   ------------   -------------   ----------   -----------
        CLASS IB
        Shares sold.................    18,477   $    11,021           355     $       355        22,253   $    32,335
        Shares issued on
          reinvestment of
          distributions.............        --            --            --              --         2,676         3,553
        Shares redeemed.............    (3,544)       (1,930)           --              --       (11,713)      (16,689)
                                      --------   -----------    ----------     -----------    ----------   -----------
        Net Increase (Decrease).....    14,933   $     9,091           355     $       355        13,216   $    19,199
                                      ========   ===========    ==========     ===========    ==========   ===========

                                        HARTFORD INTERNATIONAL         HARTFORD CAPITAL           HARTFORD MIDCAP
                                      CAPITAL APPRECIATION FUND    APPRECIATION FUND, INC.         HLS FUND, INC.
                                      --------------------------   ------------------------   ------------------------
                                        SHARES        AMOUNT         SHARES       AMOUNT        SHARES       AMOUNT
                                      ----------   -------------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold.................        690     $       659        24,120   $   143,768       29,151   $    68,164
        Shares issued on
          reinvestment of
          distributions.............         --              --        17,180        72,943        6,345        13,029
        Shares redeemed.............         (3)             (3)         (985)       (5,751)      (2,345)       (5,479)
                                       --------     -----------    ----------   -----------   ----------   -----------
        Net Increase (Decrease).....        687     $       656        40,315   $   210,960       33,151   $    75,714
                                       ========     ===========    ==========   ===========   ==========   ===========

                                                                HARTFORD INTERNATIONAL
                                      HARTFORD MIDCAP VALUE         OPPORTUNITIES             HARTFORD GLOBAL
                                             HLS FUND               HLS FUND, INC.            LEADERS HLS FUND
                                      ----------------------   ------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                      --------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold.................     2,582   $     2,604      249,395   $   307,333       14,836   $    23,804
        Shares issued on
          reinvestment of
          distributions.............        --            --        3,948         3,934          315           474
        Shares redeemed.............       (22)          (22)    (238,948)     (295,507)      (1,449)       (2,280)
                                      --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease).....     2,560   $     2,582       14,395   $    15,760       13,702   $    21,998
                                      ========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------





                                                                      HARTFORD STOCK
                                      HARTFORD FOCUS HLS FUND         HLS FUND, INC.        HARTFORD VALUE HLS FUND
                                      ------------------------   ------------------------   ------------------------
                                       SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                      ---------   ------------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold.................     2,524    $     2,540        17,469   $    97,806        1,614   $     1,620
        Shares issued on
          reinvestment of
          distributions.............        --             --         3,204        15,953           --            --
        Shares redeemed.............        (4)            (4)         (769)       (4,195)         (20)          (20)
                                      --------    -----------    ----------   -----------   ----------   -----------
        Net Increase (Decrease).....     2,520    $     2,536        19,904   $   109,564        1,594   $     1,600
                                      ========    ===========    ==========   ===========   ==========   ===========

                                       HARTFORD GROWTH AND      HARTFORD DIVIDEND AND          HARTFORD INDEX
                                         INCOME HLS FUND        GROWTH HLS FUND, INC.          HLS FUND, INC.
                                      ----------------------   ------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                      --------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold.................    18,137   $    23,418       26,940   $    56,046        5,947   $    21,009
        Shares issued on
          reinvestment of
          distributions.............     1,115         1,363        2,877         5,596          170           573
        Shares redeemed.............    (1,660)       (2,073)        (640)       (1,321)        (589)       (2,083)
                                      --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease).....    17,592   $    22,708       29,177   $    60,321        5,528   $    19,499
                                      ========   ===========   ==========   ===========   ==========   ===========

                                      HARTFORD GLOBAL ADVISERS      HARTFORD ADVISERS         HARTFORD HIGH YIELD
                                           HLS FUND, INC.             HLS FUND, INC.                HLS FUND
                                      ------------------------   ------------------------   ------------------------
                                       SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                      ---------   ------------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold.................     8,005    $     8,861        62,791   $   163,759       20,056   $    19,610
        Shares issued on
          reinvestment of
          distributions.............       535            547        10,130        24,338            8             8
        Shares redeemed.............    (3,479)        (3,853)       (1,991)       (5,096)      (9,396)       (9,178)
                                      --------    -----------    ----------   -----------   ----------   -----------
        Net Increase (Decrease).....     5,061    $     5,555        70,930   $   183,001       10,668   $    10,440
                                      ========    ===========    ==========   ===========   ==========   ===========

                                          HARTFORD BOND        HARTFORD MORTGAGE SECURITIES    HARTFORD MONEY MARKET
                                          HLS FUND, INC.              HLS FUND, INC.               HLS FUND, INC.
                                      ----------------------   ----------------------------   ------------------------
                                       SHARES      AMOUNT         SHARES         AMOUNT         SHARES       AMOUNT
                                      --------   -----------   ------------   -------------   ----------   -----------
        CLASS IB
        Shares sold.................    42,949   $    48,896         8,336     $     9,702       395,789   $   395,777
        Shares issued on
          reinvestment of
          distributions.............     3,371         3,698           526             585         1,540         1,540
        Shares redeemed.............    (3,387)       (3,842)         (421)           (487)     (337,936)     (337,936)
                                      --------   -----------    ----------     -----------    ----------   -----------
        Net Increase (Decrease).....    42,933   $    48,752         8,441     $     9,800        59,393   $    59,393
                                      ========   ===========    ==========     ===========    ==========   ===========

--------------------------------------------------------------------------------
 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 ($000 OMITTED)
--------------------------------------------------------------------------------
     The following information is for the year ended December 31, 2000:

                                      HARTFORD GLOBAL HEALTH   HARTFORD GLOBAL TECHNOLOGY    HARTFORD SMALL COMPANY
                                             HLS FUND                   HLS FUND                 HLS FUND, INC.
                                      ----------------------   --------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES         AMOUNT        SHARES       AMOUNT
                                      --------   -----------   -----------   ------------   ----------   -----------
        CLASS IA
        Shares sold.................    95,116   $   120,225      124,916    $   118,442       630,883   $ 1,320,723
        Shares issued on
          reinvestment of
          distributions.............     2,193         3,170           --             --        59,606       117,755
        Shares redeemed.............   (11,653)      (15,425)     (13,030)       (11,584)     (497,910)   (1,016,835)
                                      --------   -----------   ----------    -----------    ----------   -----------
        Net Increase (Decrease).....    85,656   $   107,970      111,886    $   106,858       192,579   $   421,643
                                      ========   ===========   ==========    ===========    ==========   ===========

                                         HARTFORD CAPITAL                                  HARTFORD INTERNATIONAL
                                           APPRECIATION            HARTFORD MIDCAP             OPPORTUNITIES
                                          HLS FUND, INC.            HLS FUND, INC.             HLS FUND, INC.
                                      ----------------------   ------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                      --------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.................   231,719   $ 1,481,026      585,015   $ 1,403,743    2,911,648   $ 4,663,819
        Shares issued on
          reinvestment of
          distributions.............   224,607     1,328,355       23,769        56,118      124,985       193,332
        Shares redeemed.............  (145,797)     (928,364)    (217,251)     (520,902)  (2,903,270)   (4,658,749)
                                      --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease).....   310,529   $ 1,881,017      391,533   $   938,959      133,363   $   198,402
                                      ========   ===========   ==========   ===========   ==========   ===========

                                      HARTFORD GLOBAL LEADERS         HARTFORD STOCK        HARTFORD GROWTH AND INCOME
                                              HLS FUND                HLS FUND, INC.                 HLS FUND
                                      ------------------------   ------------------------   --------------------------
                                       SHARES        AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT
                                      ---------   ------------   ----------   -----------   -----------   ------------
        CLASS IA
        Shares sold.................   287,140    $   551,098       251,624   $ 1,571,846      200,076    $   284,231
        Shares issued on
          reinvestment of
          distributions.............     2,940          5,434       173,507     1,086,104        4,786          6,641
        Shares redeemed.............   (58,590)      (110,778)     (109,433)     (714,919)     (59,396)       (84,933)
                                      --------    -----------    ----------   -----------   ----------    -----------
        Net Increase (Decrease).....   231,490    $   445,754       315,698   $ 1,943,031      145,466    $   205,939
                                      ========    ===========    ==========   ===========   ==========    ===========

                                      HARTFORD DIVIDEND AND         HARTFORD INDEX         HARTFORD INTERNATIONAL
                                      GROWTH HLS FUND, INC.         HLS FUND, INC.        ADVISERS HLS FUND, INC.
                                      ----------------------   ------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                      --------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.................   211,030   $   440,545      100,765   $   410,119       87,994   $   116,771
        Shares issued on
          reinvestment of
          distributions.............   168,458       332,349       11,190        44,296       40,505        49,411
        Shares redeemed.............  (370,178)     (767,186)     (87,375)     (355,466)     (77,325)     (100,863)
                                      --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease).....     9,310   $     5,708       24,580   $    98,949       51,174   $    65,319
                                      ========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------





                                        HARTFORD ADVISERS        HARTFORD HIGH YIELD           HARTFORD BOND
                                          HLS FUND, INC.               HLS FUND                HLS FUND, INC.
                                      ----------------------   ------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                      --------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.................   345,772   $   957,673       36,855   $    36,850      166,759   $   172,712
        Shares issued on
          reinvestment of
          distributions.............   480,213     1,296,440        5,226         4,909        4,294         4,427
        Shares redeemed.............  (536,574)   (1,509,037)     (24,188)      (24,198)    (223,527)     (229,423)
                                      --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease).....   289,411   $   745,076       17,893   $    17,561      (52,474)  $   (52,284)
                                      ========   ===========   ==========   ===========   ==========   ===========

                                          HARTFORD MORTGAGE         HARTFORD MONEY MARKET
                                      SECURITIES HLS FUND, INC.         HLS FUND, INC.
                                      --------------------------   ------------------------
                                        SHARES        AMOUNT         SHARES       AMOUNT
                                      ----------   -------------   ----------   -----------
        CLASS IA
        Shares sold.................     54,308     $    57,862     8,049,574   $ 8,049,574
        Shares issued on
          reinvestment of
          distributions.............      2,046           2,172        66,782        66,782
        Shares redeemed.............   (110,139)       (116,754)   (8,131,517)   (8,131,517)
                                       --------     -----------    ----------   -----------
        Net Increase (Decrease).....    (53,785)    $   (56,720)      (15,161)  $   (15,161)
                                       ========     ===========    ==========   ===========

                                      HARTFORD GLOBAL HEALTH   HARTFORD GLOBAL TECHNOLOGY    HARTFORD SMALL COMPANY
                                             HLS FUND                   HLS FUND                 HLS FUND, INC.
                                      ----------------------   --------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES         AMOUNT        SHARES       AMOUNT
                                      --------   -----------   -----------   ------------   ----------   -----------
        CLASS IB
        Shares sold.................     7,397   $     9,591       11,608    $    10,237        27,819   $    53,619
        Shares issued on
          reinvestment of
          distributions.............       163           235           --             --         1,561         3,080
        Shares redeemed.............    (1,073)       (1,432)         (72)           (57)       (9,702)      (17,492)
                                      --------   -----------   ----------    -----------    ----------   -----------
        Net Increase (Decrease).....     6,487   $     8,394       11,536    $    10,180        19,678   $    39,207
                                      ========   ===========   ==========    ===========    ==========   ===========

                                         HARTFORD CAPITAL                                  HARTFORD INTERNATIONAL
                                           APPRECIATION            HARTFORD MIDCAP             OPPORTUNITIES
                                          HLS FUND, INC.            HLS FUND, INC.             HLS FUND, INC.
                                      ----------------------   ------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                      --------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold.................    18,255   $   113,399       21,275   $    52,108       34,548   $    50,609
        Shares issued on
          reinvestment of
          distributions.............     1,448         8,565          219           520          923         1,422
        Shares redeemed.............      (501)       (3,097)        (900)       (2,144)     (23,494)      (33,173)
                                      --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease).....    19,202   $   118,867       20,594   $    50,484       11,977   $    18,858
                                      ========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------
 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 2001 (UNAUDITED)
 ($000 OMITTED)
--------------------------------------------------------------------------------

                                      HARTFORD GLOBAL LEADERS         HARTFORD STOCK        HARTFORD GROWTH AND INCOME
                                              HLS FUND                HLS FUND, INC.                 HLS FUND
                                      ------------------------   ------------------------   --------------------------
                                       SHARES        AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT
                                      ---------   ------------   ----------   -----------   -----------   ------------
        CLASS IB
        Shares sold.................    15,113    $    28,344        15,461   $    99,239       11,806    $    16,746
        Shares issued on
          reinvestment of
          distributions.............        82            147         1,509         9,416          109            149
        Shares redeemed.............      (506)          (942)         (457)       (2,942)        (663)          (936)
                                      --------    -----------    ----------   -----------   ----------    -----------
        Net Increase (Decrease).....    14,689    $    27,549        16,513   $   105,713       11,252    $    15,959
                                      ========    ===========    ==========   ===========   ==========    ===========

                                      HARTFORD DIVIDEND AND         HARTFORD INDEX         HARTFORD INTERNATIONAL
                                      GROWTH HLS FUND, INC.         HLS FUND, INC.        ADVISERS HLS FUND, INC.
                                      ----------------------   ------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                      --------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold.................     9,211   $    19,050        4,513   $    18,190        4,675   $     5,956
        Shares issued on
          reinvestment of
          distributions.............     1,200         2,386           41           156          278           328
        Shares redeemed.............    (1,217)       (2,505)        (183)         (752)        (777)       (1,008)
                                      --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease).....     9,194   $    18,931        4,371   $    17,594        4,176   $     5,276
                                      ========   ===========   ==========   ===========   ==========   ===========

                                        HARTFORD ADVISERS        HARTFORD HIGH YIELD           HARTFORD BOND
                                          HLS FUND, INC.               HLS FUND                HLS FUND, INC.
                                      ----------------------   ------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                      --------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold.................    44,879   $   124,887        2,447   $     2,457       14,461   $    15,148
        Shares issued on
          reinvestment of
          distributions.............     6,465        17,444          184           181           91            94
        Shares redeemed.............    (2,896)       (8,052)         (71)          (80)      (1,946)       (2,009)
                                      --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease).....    48,448   $   134,279        2,560   $     2,558       12,606   $    13,233
                                      ========   ===========   ==========   ===========   ==========   ===========

                                          HARTFORD MORTGAGE         HARTFORD MONEY MARKET
                                      SECURITIES HLS FUND, INC.         HLS FUND, INC.
                                      --------------------------   ------------------------
                                        SHARES        AMOUNT         SHARES       AMOUNT
                                      ----------   -------------   ----------   -----------
        CLASS IB
        Shares sold.................      1,223     $     1,339        92,669   $    92,669
        Shares issued on
          reinvestment of
          distributions.............          1               2           985           985
        Shares redeemed.............       (222)           (247)      (66,188)      (66,188)
                                       --------     -----------    ----------   -----------
        Net Increase (Decrease).....      1,002     $     1,094        27,466   $    27,466
                                       ========     ===========    ==========   ===========

9.   LINE OF CREDIT:

     The funds participate in a $500,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. During the six months ended June 30, 2001, the Funds did not have any borrowings under this facility.

--------------------------------------------------------------------------------

10. REVERSE STOCK SPLIT FOR CLASS B:

     On September 17, 1999, a reverse stock split was declared for the Class B shares of certain Funds, using the following reverse split percentages:

                                                           REVERSE SPLIT
FUND                                                        PERCENTAGES
----                                                       -------------
Hartford Bond HLS Fund, Inc..............................    93.065183%
Hartford Stock HLS Fund, Inc.............................     9.265642
Hartford Advisers HLS Fund, Inc..........................    29.667722
Hartford Capital Appreciation HLS Fund, Inc..............    15.418052
Hartford International Opportunities HLS Fund, Inc.......    71.625006
Hartford Small Company HLS Fund, Inc.....................    74.613827
Hartford Dividend and Growth HLS Fund, Inc...............    44.378756

--------------------------------------------------------------------------------
 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                 -- SELECTED PER-SHARE DATA(4) --
                               --------------------------------------------------------------------------------------------------
                                                              NET
                                  NET                       REALIZED                                  DIVIDENDS
                                 ASSET                        AND                                         IN        DISTRIBUTIONS
                                 VALUE                     UNREALIZED                   DIVIDENDS       EXCESS          FROM
                                  AT           NET            GAIN          TOTAL          FROM           OF             NET
                               BEGINNING    INVESTMENT       (LOSS)          FROM          NET           NET          REALIZED
                                  OF          INCOME           ON         INVESTMENT    INVESTMENT    INVESTMENT      GAINS ON
                                PERIOD        (LOSS)      INVESTMENTS     OPERATIONS      INCOME        INCOME       INVESTMENTS
                               ---------    ----------    ------------    ----------    ----------    ----------    -------------
HARTFORD GLOBAL
 COMMUNICATIONS HLS FUND
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................   $1.000       $ 0.003        $(0.232)       $(0.229)      $(0.001)         $--          $    --
   Class IB..................    1.000         0.002         (0.232)        (0.230)       (0.001)         --                --
HARTFORD GLOBAL FINANCIAL
 SERVICES HLS FUND
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................    1.000         0.007         (0.005)         0.002        (0.001)         --                --
   Class IB..................    1.000         0.004         (0.003)         0.001        (0.001)         --                --
HARTFORD GLOBAL HEALTH HLS
 FUND
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................    1.442         0.001         (0.027)        (0.026)           --          --                --
   Class IB..................    1.441         0.001         (0.028)        (0.027)           --          --                --
   From inception May 1, 2000
     through December 31,
     2000
   Class IA..................    1.000         0.003          0.477          0.480        (0.003)         --            (0.035)
   Class IB..................    1.000         0.003          0.475          0.478        (0.002)         --            (0.035)
HARTFORD GLOBAL TECHNOLOGY
 HLS FUND
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................    0.637            --         (0.069)        (0.069)           --          --                --
   Class IB..................    0.636            --         (0.069)        (0.069)           --          --                --
   From inception May 1, 2000
     through December 31,
     2000
   Class IA..................    1.000        (0.001)        (0.362)        (0.363)           --          --                --
   Class IB..................    1.000        (0.001)        (0.363)        (0.364)           --          --                --
HARTFORD INTERNATIONAL SMALL
 COMPANY HLS FUND
   From inception April 30,
     2001 through June 30,
     2001 (Unaudited)
   Class IA..................    1.000         0.002         (0.024)        (0.022)           --          --                --
   Class IB..................    1.000         0.002         (0.024)        (0.022)           --          --                --
HARTFORD SMALL COMPANY HLS
 FUND, INC.
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................    1.687         0.001         (0.191)        (0.190)           --          --            (0.103)
   Class IB..................    1.683            --         (0.191)        (0.191)           --          --            (0.103)
   For the Year Ended
     December 31, 2000
   Class IA..................    2.188         0.003         (0.254)        (0.251)           --          --            (0.250)
   Class IB..................    2.187         0.003         (0.257)        (0.254)           --          --            (0.250)
   For the Year Ended
     December 31, 1999
   Class IA..................    1.321        (0.005)         0.875          0.870            --          --            (0.003)
   Class IB..................    1.323(6)     (0.004)(6)      0.871(6)       0.867(6)         --(6)       --(6)         (0.003)(6)
   For the Year Ended
     December 31, 1998
   Class IA..................    1.202        (0.002)         0.141          0.139            --          --            (0.020)
   From inception April 1,
     1998, through December
     31, 1998
   Class IB..................    1.340(6)     (0.002)(6)     (0.015)(6)     (0.017)(6)        --(6)       --(6)             --(6)
   For the Year Ended
     December 31
   1997......................    1.069         0.001          0.195          0.196        (0.001)         --            (0.062)
   From inception August 9,
     1996 through December
     31, 1996................    1.000         0.002          0.069          0.071        (0.002)         --                --
HARTFORD INTERNATIONAL
 CAPITAL APPRECIATION HLS
 FUND
   From inception April 30,
     2001 through June 30,
     2001 (Unaudited)
   Class IA..................    1.000         0.003         (0.105)        (0.102)           --          --                --
   Class IB..................    1.000         0.002         (0.104)        (0.102)           --          --                --
HARTFORD CAPITAL APPRECIATION
 HLS FUND, INC.
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................    5.926         0.010          0.036          0.046            --          --            (1.609)
   Class IB..................    5.923         0.002          0.039          0.041            --          --            (1.609)
   For the Year Ended
     December 31, 2000
   Class IA..................    6.095         0.041          0.757          0.798        (0.039)         --            (0.928)
   Class IB..................    6.098        (0.077)         0.864          0.787        (0.034)         --            (0.928)
   For the Year Ended
     December 31, 1999
   Class IA..................    4.759         0.023          1.643          1.666        (0.018)         --            (0.312)
   Class IB..................    6.437(6)      0.150(6)       1.503(6)       1.653(6)     (0.013)(6)      --(6)         (1.979)(6)
   For the Year Ended
     December 31, 1998
   Class IA..................    4.410         0.025          0.525          0.550        (0.026)         --            (0.175)
   From inception April 1,
     1998, through December
     31, 1998
   Class IB..................    6.486(6)      0.013(6)       0.094(6)       0.107(6)     (0.156)(6)      --(6)             --(6)
   For the Year Ended
     December 31
   1997......................    3.914         0.020          0.794          0.814        (0.022)         --            (0.296)
   1996......................    3.490         0.022          0.655          0.677        (0.025)         --            (0.228)

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (see note 12).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                          -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------------
                                                                                                     RATIO
                                                                                                       OF
                                               NET           NET                                    EXPENSES
                                            INCREASE        ASSET                      NET             TO
                                           (DECREASE)       VALUE                     ASSETS        AVERAGE
                                               IN            AT                     AT END OF         NET
          DISTRIBUTIONS                        NET           END                      PERIOD         ASSETS
              FROM            TOTAL          ASSETS          OF         TOTAL          (IN           AFTER
             CAPITAL      DISTRIBUTIONS       VALUE        PERIOD      RETURN       THOUSANDS)      WAIVERS
          -------------   -------------   -------------   ---------   ---------   --------------   ----------
               $--           $(0.001)        $(0.230)      $0.770      (22.77)%     $    7,272        0.91%(1)
               --             (0.001)         (0.231)       0.769      (22.84)             920        1.09(1)
               --             (0.001)          0.001        1.001        0.23           10,005        0.96(1)
               --             (0.001)             --        1.000        0.14            1,434        1.14(1)
               --                 --          (0.026)       1.416       (1.82)         159,585        0.88(1)
               --                 --          (0.027)       1.414       (1.91)          23,043        1.06(1)
               --             (0.038)          0.442        1.442       48.18(2)       123,533        0.90(1)
               --             (0.037)          0.441        1.441       48.00(2)         9,347        1.08(1)
               --                 --          (0.069)       0.568      (45.64)          88,030        0.90(1)
               --                 --          (0.069)       0.567      (45.73)          15,011        1.08(1)
               --                 --          (0.363)       0.637      (37.37)(2)       71,276        0.92(1)
               --                 --          (0.364)       0.636      (37.45)(2)        7,340        1.10(1)
               --                 --          (0.022)       0.978       (2.19)(2)        3,223        1.02(1)
               --                 --          (0.022)       0.978       (2.22)(2)          347        1.20(1)
               --             (0.103)         (0.293)       1.394      (10.93)         816,668        0.75(1)
                              (0.103)         (0.294)       1.389      (11.01)          52,239        0.93(1)
               --             (0.250)         (0.501)       1.687      (13.12)         908,886        0.74
                              (0.250)         (0.504)       1.683      (13.28)          40,967        0.92
               --             (0.003)          0.867        2.188       65.83          757,302        0.78
               --(6)          (0.003)(6)       0.864(6)     2.187(6)    65.54           10,200        0.96
               --             (0.020)          0.119        1.321       11.62          350,734        0.77
               --(6)              --(6)       (0.017)(6)    1.323(6)    (1.30)(2)          696        0.95(1)
               --             (0.063)          0.133        1.202       18.38          210,769        0.77
               --             (0.002)          0.069        1.069        7.15(2)        42,812        0.72(1)
               --                 --          (0.102)       0.898      (10.22)(2)        3,516        1.02(1)
               --                 --          (0.102)       0.898      (10.25)(2)          617        1.20(1)
               --             (1.609)         (1.563)       4.363        1.49        9,685,066        0.67(1)
               --             (1.609)         (1.568)       4.355        1.74          275,608        0.85(1)
               --             (0.967)         (0.169)       5.926       13.22        9,581,898        0.66
               --             (0.962)         (0.175)       5.923       13.02          136,058        0.84
               --             (0.330)          1.336        6.095       37.46        7,963,003        0.66
               --(6)          (1.992)(6)      (0.339)(6)    6.098(6)    37.21           22,993        0.84
               --             (0.201)          0.349        4.759       15.48        5,807,480        0.64
               --(6)          (0.156)(6)      (0.049)(6)    6.437(6)     1.65(2)         5,942        0.82(1)
               --             (0.318)          0.496        4.410       22.34        4,802,992        0.64
               --             (0.253)          0.424        3.914       20.70        3,386,670        0.65


           -- RATIOS AND SUPPLEMENTAL DATA --
---------  -----------------------------------
             RATIO        RATIO
               OF           OF
            EXPENSES       NET
               TO       INVESTMENT
            AVERAGE       INCOME
              NET           TO
             ASSETS      AVERAGE     PORTFOLIO
             BEFORE        NET       TURNOVER
            WAIVERS       ASSETS       RATE
           ----------   ----------   ---------
              0.91%(1)     0.40%(1)     55.1%
              1.16(1)      0.22(1)      55.1
              0.96(1)      1.23(1)      50.6
              1.21(1)      1.05(1)      50.6
              0.88(1)      0.20(1)      28.6
              1.13(1)      0.02(1)      28.6
              0.90(1)      0.59(1)      46.1
              1.15(1)      0.41(1)      46.1
              0.90(1)     (0.32)(1)    118.7
              1.15(1)     (0.50)(1)    118.7
              0.92(1)     (0.44)(1)    149.9
              1.17(1)     (0.62)(1)    149.9
              1.02(1)      1.46(1)      41.0
              1.27(1)      1.28(1)      41.0
              0.75(1)      0.10(1)     108.5
              1.00(1)     (0.08)(1)    108.5
              0.74           --        194.5
              0.99        (0.18)       194.5
              0.78        (0.45)       181.3
              1.03        (0.63)       181.3
              0.77        (0.24)       235.7
              0.95(1)     (0.46)(1)    235.7
              0.77         0.08        222.2
              0.88(1)      0.31(1)(3)    31.8
              1.02(1)      1.94(1)      39.3
              1.27(1)      1.76(1)      39.3
              0.67(1)      0.59(1)      54.8
              0.92(1)      0.41(1)      54.8
              0.66         0.64        108.2
              0.91         0.46        108.2
              0.66         0.46         66.4
              0.91         0.28         66.4
              0.64         0.59         51.2
              0.82(1)      0.30(1)      51.2
              0.64         0.44         57.6
              0.65         0.60         85.4

--------------------------------------------------------------------------------
 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------





                                                                                                 -- SELECTED PER-SHARE DATA(4) --
                               --------------------------------------------------------------------------------------------------
                                                              NET
                                  NET                       REALIZED                                  DIVIDENDS
                                 ASSET                        AND                                         IN        DISTRIBUTIONS
                                 VALUE                     UNREALIZED                   DIVIDENDS       EXCESS          FROM
                                  AT           NET            GAIN          TOTAL          FROM           OF             NET
                               BEGINNING    INVESTMENT       (LOSS)          FROM          NET           NET          REALIZED
                                  OF          INCOME           ON         INVESTMENT    INVESTMENT    INVESTMENT      GAINS ON
                                PERIOD        (LOSS)      INVESTMENTS     OPERATIONS      INCOME        INCOME       INVESTMENTS
                               ---------    ----------    ------------    ----------    ----------    ----------    -------------
HARTFORD MIDCAP HLS FUND,
 INC.
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................   $2.467       $ 0.001        $(0.074)       $(0.073)      $    --         $--           $(0.280)
   Class IB..................    2.462            --         (0.075)        (0.075)           --          --            (0.280)
   For the Year Ended
     December 31, 2000
   Class IA..................    2.053        (0.001)         0.518          0.517            --          --            (0.103)
   Class IB..................    2.053        (0.001)         0.513          0.512            --          --            (0.103)
   For the Year Ended
     December 31, 1999
   Class IA..................    1.439            --          0.725          0.725            --          --            (0.111)
   From inception, November
     9, 1999 through December
     31, 1999
   Class IB..................    1.758            --          0.373          0.373                                      (0.078)
   For the Year Ended
     December 31, 1998.......    1.137        (0.001)         0.303          0.302            --          --                --
   From inception July 15,
     1997 through December
     31, 1997................    1.000         0.001          0.137          0.138        (0.001)         --                --
HARTFORD MIDCAP VALUE HLS
 FUND
   From inception April 30,
     2001 through June 30,
     2001 (Unaudited)
   Class IA..................    1.000         0.001          0.013          0.014            --          --                --
   Class IB..................    1.000         0.001          0.013          0.014            --          --                --
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND, INC.
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................    1.364         0.009         (0.202)        (0.193)       (0.001)         --            (0.161)
   Class IB..................    1.365         0.013         (0.206)        (0.193)       (0.003)         --            (0.161)
   For the Year Ended
     December 31, 2000
   Class IA..................    1.876         0.018         (0.314)        (0.296)       (0.023)         --            (0.193)
   Class IB..................    1.876         0.025         (0.324)        (0.299)       (0.019)         --            (0.193)
   For the Year Ended
     December 31, 1999
   Class IA..................    1.355         0.019          0.520          0.539        (0.018)         --                --
   Class IB..................    1.357(6)      0.017(6)       0.519(6)       0.536(6)     (0.017)(6)      --(6)             --(6)
   For the Year Ended
     December 31, 1998
   Class IA..................    1.294         0.021          0.147          0.168        (0.019)         --            (0.088)
   From inception April 1,
     1998 through December
     31, 1998
   Class IB..................    1.396(6)      0.004(6)      (0.021)(6)     (0.017)(6)    (0.022)(6)      --(6)             --(6)
   For the Year Ended
     December 31
   1997......................    1.407         0.022         (0.019)         0.003        (0.012)         --            (0.104)
   1996......................    1.306         0.023          0.140          0.163        (0.025)         --            (0.037)
HARTFORD GLOBAL LEADERS HLS
 FUND
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................    1.759         0.009         (0.220)        (0.211)           --          --            (0.017)
   Class IB..................    1.757         0.009         (0.222)        (0.213)           --          --            (0.017)
   For the Year Ended
     December 31, 2000
   Class IA..................    1.913         0.008         (0.142)        (0.134)       (0.009)         --            (0.011)
   Class IB..................    1.912        (0.006)        (0.130)        (0.136)       (0.008)         --            (0.011)
   For the Year Ended
     December 31, 1999
   Class IA..................    1.285         0.003          0.642          0.645        (0.003)         --            (0.014)
   Class IB..................    1.285         0.007          0.634          0.641            --          --            (0.014)
   From inception September
     30, 1998 through
     December 31, 1998
   Class IA..................    1.000         0.001          0.318          0.319        (0.002)         --            (0.032)
   Class IB..................    1.000         0.002          0.316          0.318        (0.001)         --            (0.032)
HARTFORD FOCUS HLS FUND
   From inception April 30,
     2001 through June 30,
     2001 (Unaudited)
   Class IA..................    1.000         0.001         (0.005)        (0.004)           --          --                --
   Class IB..................    1.000         0.001         (0.005)        (0.004)           --          --                --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (see note 12).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                     -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------------------------------------------------------
                                                                                                          RATIO OF
                                                                                                          EXPENSES
                                                                                      NET ASSETS         TO AVERAGE
          DISTRIBUTIONS                   NET INCREASE      NET ASSET                 AT END OF          NET ASSETS
              FROM            TOTAL       (DECREASE) IN     VALUE AT       TOTAL        PERIOD       BEFORE WAIVERS AND
             CAPITAL      DISTRIBUTIONS    NET ASSETS     END OF PERIOD   RETURN    (IN THOUSANDS)     REIMBURSEMENTS
          -------------   -------------   -------------   -------------   -------   --------------   ------------------
               $--           $(0.280)        $(0.353)         $2.114        (2.68)%   $1,900,237            0.70%(1)
               --             (0.280)         (0.355)          2.107        (2.76)       113,255            0.88(1)
               --             (0.103)          0.414           2.467        25.42      1,774,047            0.72
               --             (0.103)          0.409           2.462        25.20         50,747            0.90
               --             (0.111)          0.614           2.053        51.81        672,678            0.79
               --             (0.078)          0.295           2.053        21.39(2)           36           0.97(1)
               --                 --           0.302           1.439        26.57        143,494            0.79
               --             (0.001)          0.137           1.137        13.81(2)       27,589           0.46(1)
               --                 --           0.014           1.014         1.39(2)       13,852           0.92(1)
               --                 --           0.014           1.014         1.36(2)        2,595           1.10(1)
               --             (0.162)         (0.355)          1.009       (14.01)     1,108,756            0.81(1)
               --             (0.164)         (0.357)          1.008       (14.09)        28,290            0.99(1)
               --             (0.216)         (0.512)          1.364       (17.10)     1,326,609            0.78
               --             (0.212)         (0.511)          1.365       (17.25)        18,682            0.96
               --             (0.018)          0.521           1.876        39.86      1,574,836            0.78
               --(6)          (0.017)(6)       0.519(6)        1.876(6)     39.61          3,203            0.96
               --             (0.107)          0.061           1.355        13.16      1,196,694            0.77
               --(6)          (0.022)(6)      (0.039)(6)       1.357(6)     (1.13)(2)          663          0.94(1)
               --             (0.116)         (0.113)          1.294         0.34      1,092,946            0.77
               --             (0.062)          0.101           1.407        12.93        996,543            0.79
               --             (0.017)         (0.228)          1.531       (12.01)       527,444            0.80(1)
               --             (0.017)         (0.230)          1.527       (12.09)        43,411            0.98(1)
               --             (0.020)         (0.154)          1.759        (7.06)       572,517            0.81
               --             (0.019)         (0.155)          1.757        (7.22)        25,869            0.99
               --             (0.017)          0.628           1.913        50.37        179,675            0.86
               --             (0.014)          0.627           1.912        50.11             69            1.04
               --             (0.034)          0.285           1.285        31.88(2)        5,761           0.89(1)
               --             (0.033)          0.285           1.285        31.82(2)           39           0.98(1)
               --                 --          (0.004)          0.996        (0.37)(2)       15,223          0.97(1)
               --                 --          (0.004)          0.996        (0.40)(2)        2,510          1.15(1)

                   -- RATIOS AND SUPPLEMENTAL DATA --
---------  ------------------------------------------
               RATIO OF         RATIO OF
               EXPENSES           NET
              TO AVERAGE       INVESTMENT
              NET ASSETS         INCOME     PORTFOLIO
           AFTER WAIVERS AND   TO AVERAGE   TURNOVER
            REIMBURSEMENTS     NET ASSETS     RATE
           -----------------   ----------   ---------
                 0.70%(1)         0.08%(1)     52.4%
                 0.95(1)         (0.10)(1)     52.4
                 0.72            (0.08)       137.6
                 0.97            (0.26)       137.6
                 0.79            (0.15)       120.7
                 1.04(1)         (0.32)(1)    120.7
                 0.79            (0.15)       134.1
                 0.86(1)          0.45(1)(3)    46.1
                 0.92(1)          1.22(1)       4.8
                 1.17(1)          1.04(1)       4.8
                 0.81(1)          1.82(1)      81.3
                 1.06(1)          1.64(1)      81.3
                 0.78             1.16        158.8
                 1.03             0.98        158.8
                 0.78             1.20        133.2
                 1.03             1.02        133.2
                 0.77             1.51        157.4
                 0.94(1)          0.71(1)     157.4
                 0.77             1.48         72.7
                 0.79             1.74         70.0
                 0.80(1)          1.16(1)     184.4
                 1.05(1)          0.98(1)     184.4
                 0.81             0.63        366.6
                 1.06             0.45        366.6
                 0.91             0.54(3)     207.4
                 1.16             0.36(3)     207.4
                 1.46(1)          0.63(1)(3)    47.9
                 1.55(1)          0.59(1)(3)    47.9
                 0.97(1)          1.26(1)      14.7
                 1.22(1)          1.08(1)      14.7

--------------------------------------------------------------------------------
 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                 -- SELECTED PER-SHARE DATA(4) --
                               --------------------------------------------------------------------------------------------------
                                                              NET
                                  NET                       REALIZED                                  DIVIDENDS
                                 ASSET                        AND                                         IN        DISTRIBUTIONS
                                 VALUE                     UNREALIZED                   DIVIDENDS       EXCESS          FROM
                                  AT           NET            GAIN          TOTAL          FROM           OF             NET
                               BEGINNING    INVESTMENT       (LOSS)          FROM          NET           NET          REALIZED
                                  OF          INCOME           ON         INVESTMENT    INVESTMENT    INVESTMENT      GAINS ON
                                PERIOD        (LOSS)      INVESTMENTS     OPERATIONS      INCOME        INCOME       INVESTMENTS
                               ---------    ----------    ------------    ----------    ----------    ----------    -------------
HARTFORD STOCK HLS FUND, INC.
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................   $5.880       $ 0.019        $(0.482)       $(0.463)      $    --          $--          $(0.405)
   Class IB..................    5.879         0.029         (0.497)        (0.468)           --          --            (0.405)
   For the Year Ended
     December 31, 2000
   Class IA..................    7.147         0.039         (0.500)        (0.461)       (0.041)         --            (0.765)
   Class IB..................    7.151         0.074         (0.547)        (0.473)       (0.034)         --            (0.765)
   For the Year Ended
     December 31, 1999
   Class IA..................    6.562         0.050          1.143          1.193        (0.049)         --            (0.559)
   Class IB..................   11.884(6)      0.021(6)       1.200(6)       1.221(6)     (0.056)(6)      --(6)         (5.898)(6)
   For the Year Ended
     December 31, 1998
   Class IA..................    5.123         0.051          1.622          1.673        (0.050)         --            (0.184)
   From inception April 1,
     1998 through December
     31, 1998
   Class IB..................   10.793(6)      0.043(6)       1.565(6)       1.608(6)     (0.517)(6)      --(6)             --(6)
   For the Year Ended
     December 31
   1997......................    4.143         0.050          1.196          1.246        (0.049)         --            (0.217)
   1996......................    3.527         0.060          0.763          0.823        (0.059)         --            (0.148)
HARTFORD VALUE HLS FUND
   From inception April 30,
     2001 through June 30,
     2001 (Unaudited)
   Class IA..................    1.000         0.001          0.006          0.007            --          --                --
   Class IB..................    1.000         0.001          0.006          0.007            --          --                --
HARTFORD GROWTH AND INCOME
 HLS FUND
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................    1.326         0.003         (0.035)        (0.032)           --          --            (0.050)
   Class IB..................    1.323         0.003         (0.037)        (0.034)           --          --            (0.050)
   For the Year Ended
     December 31, 2000
   Class IA..................    1.432         0.005         (0.085)        (0.080)       (0.005)         --            (0.021)
   Class IB..................    1.430        (0.008)        (0.074)        (0.082)       (0.004)         --            (0.021)
   For the Year Ended
     December 31, 1999
   Class IA..................    1.186         0.004          0.255          0.259        (0.004)         --            (0.009)
   Class IB..................    1.185         0.006          0.250          0.256        (0.002)         --            (0.009)
   From inception May 29,
     1998 through December
     31, 1998
   Class IA..................    1.000         0.005          0.185          0.190        (0.004)         --                --
   Class IB..................    1.000         0.009          0.179          0.188        (0.003)         --                --
HARTFORD DIVIDEND AND GROWTH
 HLS FUND, INC.
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................    2.124         0.014         (0.046)        (0.032)       (0.001)         --            (0.131)
   Class IB..................    2.124         0.026         (0.059)        (0.033)       (0.001)         --            (0.131)
   For the Year Ended
     December 31, 2000
   Class IA..................    2.149         0.035          0.178          0.213        (0.034)         --            (0.204)
   Class IB..................    2.151         0.040          0.169          0.209        (0.032)         --            (0.204)
   For the Year Ended
     December 31, 1999
   Class IA..................    2.160         0.034          0.075          0.109        (0.035)         --            (0.085)
   Class IB..................    2.267(6)      0.024(6)       0.077(6)       0.101(6)     (0.034)(6)      --(6)         (0.183)(6)
   For the Year Ended
     December 31, 1998
   Class IA..................    1.952         0.033          0.280          0.313        (0.035)         --            (0.070)
   From inception April 1,
     1998, through December
     31, 1998
   Class IB..................    2.253(6)      0.016(6)       0.068(6)       0.084(6)     (0.070)(6)      --(6)             --(6)
   For the Year Ended
     December 31
   1997......................    1.547         0.035          0.445          0.480        (0.031)         --            (0.044)
   1996......................    1.317         0.034          0.258          0.292        (0.034)         --            (0.028)
HARTFORD INDEX HLS FUND, INC.
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................    3.725         0.014         (0.273)        (0.259)           --          --            (0.059)
   Class IB..................    3.720         0.019         (0.280)        (0.261)           --          --            (0.059)
   For the Year Ended
     December 31, 2000
   Class IA..................    4.189         0.030         (0.424)        (0.394)       (0.031)         --            (0.039)
   Class IB..................    4.189         0.037         (0.439)        (0.402)       (0.028)         --            (0.039)
   For the Year Ended
     December 31, 1999
   Class IA..................    3.570         0.034          0.685          0.719        (0.040)         --            (0.060)
   From inception November 9,
     1999 through December
     31, 1999
   Class IB..................    3.922         0.004          0.298          0.302        (0.032)         --            (0.003)
   For the Year Ended
     December 31
   1998......................    2.878         0.032          0.759          0.791        (0.027)         --            (0.072)
   1997......................    2.382         0.035          0.692          0.727        (0.035)         --            (0.196)
   1996......................    2.028         0.044          0.393          0.437        (0.044)         --            (0.039)

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (see note 12).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                    -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------------------------------
                                                                                                         RATIO OF
                                                                                                         EXPENSES
                                                                                     NET ASSETS         TO AVERAGE
          DISTRIBUTIONS                   NET INCREASE      NET ASSET                AT END OF          NET ASSETS
              FROM            TOTAL       (DECREASE) IN     VALUE AT      TOTAL        PERIOD       BEFORE WAIVERS AND
             CAPITAL      DISTRIBUTIONS    NET ASSETS     END OF PERIOD   RETURN   (IN THOUSANDS)     REIMBURSEMENTS
          -------------   -------------   -------------   -------------   ------   --------------   ------------------
               $--           $(0.405)        $(0.868)         $5.012       (7.84)%   $8,579,871            0.49%(1)
               --             (0.405)         (0.873)          5.006       (7.93)       215,519            0.67(1)
               --             (0.806)         (1.267)          5.880       (7.04)     9,590,018            0.48
               --             (0.799)         (1.272)          5.879       (7.21)       136,077            0.66
               --             (0.608)          0.585           7.147       19.78      9,400,385            0.48
               --(6)           5.954(6)       (4.733)(6)       7.151(6)    19.57         47,439            0.66
               --             (0.234)          1.439           6.562       33.47      7,183,046            0.46
               --(6)          (0.517)(6)       1.091(6)       11.884(6)    14.91(2)       10,167           0.65(1)
               --             (0.266)          0.980           5.123       31.38      4,713,322            0.45
               --             (0.207)          0.616           4.143       24.37      2,994,209            0.46
               --                 --           0.007           1.007        0.70(2)        7,875           0.92(1)
               --                 --           0.007           1.007        0.67(2)        1,604           1.10(1)
               --             (0.050)         (0.082)          1.244       (2.42)       421,097            0.79(1)
               --             (0.050)         (0.084)          1.239       (2.51)        35,757            0.97(1)
               --             (0.026)         (0.106)          1.326       (5.64)       379,905            0.79
               --             (0.025)         (0.107)          1.323       (5.81)        14,898            0.97
               --             (0.013)          0.246           1.432       21.82        201,857            0.82
               --             (0.011)          0.245           1.430       21.61             14            1.00
               --             (0.004)          0.186           1.186       19.05(2)       25,312           0.28(1)
               --             (0.003)          0.185           1.185       18.82(2)           11           0.44(1)
               --             (0.132)         (0.164)          1.960       (1.41)     3,210,164            0.68(1)
               --             (0.132)         (0.165)          1.959       (1.50)        89,819            0.86(1)
               --             (0.238)         (0.025)          2.124       10.95      3,189,857            0.68
               --             (0.236)         (0.027)          2.124       10.75         35,415            0.86
               --             (0.120)         (0.011)          2.149        5.31      3,207,733            0.68
               --(6)          (0.217)(6)      (0.116)(6)       2.151(6)     5.12         16,087            0.86
               --             (0.105)          0.208           2.160       16.42(2)    3,031,293           0.66
               --(6)          (0.070)(6)       0.014(6)        2.267(6)     3.67(2)        8,600           0.85(1)
               --             (0.075)          0.405           1.952       31.89      1,994,653            0.68
               --             (0.062)          0.230           1.547       22.91        879,980            0.73
               --             (0.059)         (0.318)          3.407       (6.92)     2,171,150            0.43(1)
               --             (0.059)         (0.320)          3.400       (7.00)        33,667            0.61(1)
               --             (0.070)         (0.464)          3.725       (9.50)     2,387,000            0.43
               --             (0.067)         (0.469)          3.720       (9.66)        16,272            0.61
               --             (0.100)          0.619           4.189       20.49      2,581,436            0.43
               --             (0.035)          0.267           4.189        7.73(2)           11           0.61(1)
               --             (0.099)          0.692           3.570       28.06      1,846,117            0.40
               --             (0.231)          0.496           2.878       32.61      1,123,455            0.39
               --             (0.083)          0.354           2.382       22.09        621,065            0.39


---------  ------------------------------
               RATIO OF         RATIO OF
               EXPENSES           NET
              TO AVERAGE       INVESTMENT
              NET ASSETS         INCOME     PORTFOLIO
           AFTER WAIVERS AND   TO AVERAGE   TURNOVER
            REIMBURSEMENTS     NET ASSETS     RATE
           -----------------   ----------   ---------
                 0.49%(1)         0.71%(1)     23.7%
                 0.74(1)          0.53(1)      23.7
                 0.48             0.64         40.2
                 0.73             0.46         40.2
                 0.48             0.80         38.5
                 0.73             0.62         38.5
                 0.46             0.95         27.1
                 0.65(1)          0.73(1)      27.1
                 0.45             1.11         31.6
                 0.46             1.59         42.3
                 0.92(1)          1.25(1)       2.8
                 1.17(1)          1.07(1)       2.8
                 0.79(1)          0.50(1)      40.4
                 1.04(1)          0.32(1)      40.4
                 0.79             0.41         72.8
                 1.04             0.23         72.8
                 0.82             0.63         53.8
                 1.07             0.45         53.8
                 0.84(1)          1.42(1)(3)    29.6
                 1.00(1)          1.34(1)(3)    29.6
                 0.68(1)          1.53(1)      30.4
                 0.93(1)          1.35(1)      30.4
                 0.68             1.70         59.4
                 0.93             1.52         59.4
                 0.68             1.60         55.9
                 0.93             1.42         55.9
                 0.66             1.81         48.2
                 0.85(1)          1.57(1)      48.2
                 0.68             2.21         34.2
                 0.73             2.52         56.9
                 0.43(1)          0.82(1)       3.2
                 0.68(1)          0.64(1)       3.2
                 0.43             0.75          6.7
                 0.68             0.57          6.7
                 0.43             0.95          2.8
                 0.68(1)          0.77(1)       2.8
                 0.40             1.21          4.5
                 0.39             1.52          5.7
                 0.39             2.07         19.3

--------------------------------------------------------------------------------
 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                 -- SELECTED PER-SHARE DATA(4) --
                               --------------------------------------------------------------------------------------------------
                                                              NET
                                  NET                       REALIZED                                  DIVIDENDS
                                 ASSET                        AND                                         IN        DISTRIBUTIONS
                                 VALUE                     UNREALIZED                   DIVIDENDS       EXCESS          FROM
                                  AT           NET            GAIN          TOTAL          FROM           OF             NET
                               BEGINNING    INVESTMENT       (LOSS)          FROM          NET           NET          REALIZED
                                  OF          INCOME           ON         INVESTMENT    INVESTMENT    INVESTMENT      GAINS ON
                                PERIOD        (LOSS)      INVESTMENTS     OPERATIONS      INCOME        INCOME       INVESTMENTS
                               ---------    ----------    ------------    ----------    ----------    ----------    -------------
HARTFORD GLOBAL ADVISERS HLS
 FUND, INC.
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................   $1.149       $ 0.016        $(0.072)       $(0.056)      $    --       $    --         $(0.063)
   Class IB..................    1.147         0.033         (0.090)        (0.057)           --            --          (0.063)
   For the Year Ended
     December 31, 2000
   Class IA..................    1.397         0.046         (0.134)        (0.088)       (0.071)           --          (0.089)
   Class IB..................    1.397         0.048         (0.138)        (0.090)       (0.071)           --          (0.089)
   For the Year Ended
     December 31, 1999
   Class IA..................    1.155         0.040          0.227          0.267        (0.025)           --              --
   From inception November 9,
     1999 through December
     31, 1999
   Class IB..................    1.300         0.004          0.118          0.122        (0.025)           --              --
   For the Year Ended
     December 31
   1998......................    1.175         0.064          0.082          0.146        (0.039)       (0.006)         (0.032)
   1997......................    1.167         0.056          0.006          0.062        (0.050)           --          (0.004)
   1996......................    1.109         0.040          0.093          0.133        (0.051)           --          (0.024)
HARTFORD ADVISERS HLS FUND,
 INC.
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................    2.665         0.078         (0.176)        (0.098)       (0.053)           --          (0.127)
   Class IB..................    2.663         0.040         (0.141)        (0.101)       (0.031)           --          (0.127)
   For the Year Ended
     December 31, 2000
   Class IA..................    2.965         0.068         (0.088)        (0.020)       (0.023)           --          (0.257)
   Class IB..................    2.966         0.074         (0.098)        (0.024)       (0.022)           --          (0.257)
   For the Year Ended
     December 31, 1999
   Class IA..................    2.985         0.068          0.221          0.289        (0.063)           --          (0.246)
   Class IB..................    3.577(6)      0.061(6)       0.221(6)       0.282(6)     (0.064)(6)        --(6)       (0.829)(6)
   For the Year Ended
     December 31, 1998
   Class IA..................    2.527         0.061          0.546          0.607        (0.060)           --          (0.089)
   From inception April 1,
     1998 through December
     31, 1998
   Class IB..................    3.371(6)      0.034(6)       0.367(6)       0.401(6)     (0.195)(6)        --(6)           --(6)
   For the Year Ended
     December 31
   1997......................    2.169         0.056          0.455          0.511        (0.055)           --          (0.098)
   1996......................    1.958         0.059          0.255          0.314        (0.059)           --          (0.044)
HARTFORD HIGH YIELD HLS FUND
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................    0.939         0.039         (0.034)         0.005        (0.001)           --              --
   Class IB..................    0.938         0.019         (0.015)         0.004        (0.001)           --              --
   For the Year Ended
     December 31, 2000
   Class IA..................    1.005         0.078         (0.068)         0.010        (0.076)           --              --
   Class IB..................    1.005         0.004          0.004          0.008        (0.075)           --              --
   For the Year Ended
     December 31, 1999
   Class IA..................    1.017         0.060         (0.013)         0.047        (0.059)           --              --
   Class IB..................    1.017         0.085         (0.039)         0.046        (0.058)           --              --
   From inception, September
     30, 1998 through
     December 31, 1998
   Class IA..................    1.000         0.019          0.017          0.036        (0.019)           --              --
   Class IB..................    1.000         0.022          0.014          0.036        (0.019)           --              --
HARTFORD BOND HLS FUND, INC.
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................    1.108         0.086         (0.047)         0.039        (0.056)           --              --
   Class IB..................    1.107         0.034          0.003          0.037        (0.055)           --              --
   For the Year Ended
     December 31, 2000
   Class IA..................    0.994         0.069          0.050          0.119        (0.005)           --              --
   Class IB..................    0.995         0.061          0.056          0.117        (0.005)           --              --
   For the Year Ended
     December 31, 1999
   Class IA..................    1.081         0.062         (0.084)        (0.022)       (0.058)           --          (0.007)
   Class IB..................    1.083(6)      0.061(6)      (0.084)(6)     (0.023)(6)    (0.057)(6)          (6)       (0.008)(6)
   For the Year Ended
     December 31, 1998
   Class IA..................    1.050         0.053          0.032          0.085        (0.054)           --              --
   From inception April 1,
     1998 through December
     31, 1998
   Class IB..................    1.075(6)      0.023(6)       0.040(6)       0.063(6)     (0.055)(6)        --(6)           --(6)
   For the Year Ended
     December 31
   1997......................    1.000         0.063          0.047          0.110        (0.060)           --              --
   1996......................    1.028         0.064         (0.029)         0.035        (0.063)           --              --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (see note 12).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                    -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------------------------------
                                                                                                         RATIO OF
                                                                                                         EXPENSES
                                                                                     NET ASSETS         TO AVERAGE
          DISTRIBUTIONS                   NET INCREASE      NET ASSET                AT END OF          NET ASSETS
              FROM            TOTAL       (DECREASE) IN     VALUE AT      TOTAL        PERIOD       BEFORE WAIVERS AND
             CAPITAL      DISTRIBUTIONS    NET ASSETS     END OF PERIOD   RETURN   (IN THOUSANDS)     REIMBURSEMENTS
          -------------   -------------   -------------   -------------   ------   --------------   ------------------
             $    --         $(0.063)        $(0.119)         $1.030       (4.82)%  $   353,830            0.86%(1)
                  --          (0.063)         (0.120)          1.027       (4.91)         9,498            1.04(1)
                  --          (0.160)         (0.248)          1.149       (6.63)       384,648            0.85
                  --          (0.160)         (0.250)          1.147       (6.80)         4,800            1.03
                  --          (0.025)          0.242           1.397       23.16        396,147            0.85
                  --          (0.025)          0.097           1.397        9.35(2)           11           1.03(1)
              (0.089)         (0.166)         (0.020)          1.155       13.35        285,853            0.86
                  --          (0.054)          0.008           1.175        5.52        207,582            0.87
                  --          (0.075)          0.058           1.167       12.25        104,486            0.96
                  --          (0.180)         (0.278)          2.387       (3.67)    12,430,043            0.66(1)
                  --          (0.158)         (0.259)          2.404       (3.76)       398,325            0.84(1)
                  --          (0.280)         (0.300)          2.665       (0.75)    13,430,507            0.66
                  --          (0.279)         (0.303)          2.663       (0.92)       252,247            0.84
                  --          (0.309)         (0.020)          2.965       10.59     14,082,895            0.65
                  --(6)       (0.893)(6)      (0.611)(6)       2.966(6)    10.39        137,318            0.83
                  --          (0.149)          0.458           2.985       24.66     11,805,411            0.63
                  --(6)       (0.195)(6)       0.206(6)        3.577(6)    11.96(2)       34,714           0.83(1)
                  --          (0.153)          0.358           2.527       24.51      8,283,912            0.63
                  --          (0.103)          0.211           2.169       16.59      5,879,529            0.63
                  --          (0.001)          0.004           0.943        0.45        110,285            0.81(1)
                  --          (0.001)          0.003           0.941        0.36         12,539            0.99(1)
                  --          (0.076)         (0.066)          0.939        1.03         66,104            0.81
                  --          (0.075)         (0.067)          0.938        0.85          2,497            0.99
                  --          (0.059)         (0.012)          1.005        4.70         52,731            0.72
                  --          (0.058)         (0.012)          1.005        4.49            102            0.90
                  --          (0.019)          0.017           1.017        3.68(2)       14,482           0.35(1)
                  --          (0.019)          0.017           1.017        3.63(2)          102           0.53(1)
                  --          (0.056)         (0.017)          1.091        3.45      1,213,999            0.52(1)
                  --          (0.055)         (0.018)          1.089        3.36         77,808            0.70(1)
                  --          (0.005)          0.114           1.108       11.99      1,033,043            0.52
                  --          (0.005)          0.112           1.107       11.79         31,551            0.70
                  --          (0.065)         (0.087)          0.994       (2.02)       978,861            0.52
                  --(6)       (0.065)(6)      (0.088)(6)       0.995(6)    (2.19)        15,818            0.70
                  --          (0.054)          0.031           1.081        8.15        902,480            0.50
                  --(6)       (0.055)(6)       0.008(6)        1.083(6)     5.89(2)        5,285           0.69(1)
                  --          (0.060)          0.050           1.050       11.35        552,870            0.51
                  --          (0.063)         (0.028)          1.000        3.52        402,548            0.52


---------  ------------------------------------------
               RATIO OF         RATIO OF
               EXPENSES           NET
              TO AVERAGE       INVESTMENT
              NET ASSETS         INCOME     PORTFOLIO
           AFTER WAIVERS AND   TO AVERAGE   TURNOVER
            REIMBURSEMENTS     NET ASSETS     RATE
           -----------------   ----------   ---------
                 0.86%(1)         2.66%(1)    171.3%
                 1.11(1)          2.48(1)     171.3
                 0.85             2.72        184.0
                 1.10             2.54        184.0
                 0.85             2.59        141.5
                 1.10(1)          2.42(1)     141.5
                 0.86             2.77        161.1
                 0.87             3.08        162.5
                 0.96             3.24         95.2
                 0.66(1)          2.52(1)      19.7
                 0.91(1)          2.34(1)      19.7
                 0.66             2.47         40.4
                 0.91             2.29         40.4
                 0.66             2.46         38.4
                 0.91             2.28         38.4
                 0.63             2.40         36.7
                 0.83(1)          2.22(1)      36.7
                 0.63             2.44         36.1
                 0.63             2.92         53.8
                 0.81(1)          9.14(1)      42.3
                 1.06(1)          8.96(1)      42.3
                 0.81             9.15         69.4
                 1.06             8.97         69.4
                 0.84             8.36(3)      46.9
                 1.09             8.18(3)      46.9
                 0.92(1)          8.04(1)(3)    15.4
                 1.10(1)          7.77(1)(3)    15.4
                 0.52(1)          5.90(1)     129.6
                 0.77(1)          5.72(1)     129.6
                 0.52             6.54        168.5
                 0.77             6.36        168.5
                 0.52             6.09        110.7
                 0.77             5.91        110.7
                 0.50             5.86        122.3
                 0.69(1)          5.54(1)     122.3
                 0.51             6.58        112.9(5)
                 0.52             6.37        212.0

--------------------------------------------------------------------------------
 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                 -- SELECTED PER-SHARE DATA(4) --
                               --------------------------------------------------------------------------------------------------
                                                              NET
                                  NET                       REALIZED                                  DIVIDENDS
                                 ASSET                        AND                                         IN        DISTRIBUTIONS
                                 VALUE                     UNREALIZED                   DIVIDENDS       EXCESS          FROM
                                  AT           NET            GAIN          TOTAL          FROM           OF             NET
                               BEGINNING    INVESTMENT       (LOSS)          FROM          NET           NET          REALIZED
                                  OF          INCOME           ON         INVESTMENT    INVESTMENT    INVESTMENT      GAINS ON
                                PERIOD        (LOSS)      INVESTMENTS     OPERATIONS      INCOME        INCOME       INVESTMENTS
                               ---------    ----------    ------------    ----------    ----------    ----------    -------------
HARTFORD MORTGAGE SECURITIES
 HLS FUND, INC.
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................    1.138         0.106         (0.068)         0.038        (0.067)           --              --
   Class IB..................    1.136         0.020          0.016          0.036        (0.067)           --              --
   For the Year Ended
     December 31, 2000
   Class IA..................    1.039         0.075          0.032          0.107        (0.008)           --              --
   Class IB..................    1.039         0.078          0.027          0.105        (0.008)           --              --
   For the Year Ended
     December 31, 1999
   Class IA..................    1.085         0.068         (0.052)         0.016        (0.062)           --              --
   From inception November 9,
     1999 through December
     31, 1999
   Class IB..................    1.107         0.009         (0.016)        (0.007)       (0.061)           --              --
   For the Year Ended
     December 31
   1998......................    1.084         0.067          0.006          0.073        (0.067)       (0.003)             --
   1997......................    1.056         0.071          0.022          0.093        (0.065)           --              --
   1996......................    1.071         0.069         (0.018)         0.051        (0.066)           --              --
HARTFORD MONEY MARKET HLS
 FUND, INC.
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................    1.000         0.024             --          0.024        (0.024)           --              --
   Class IB..................    1.000         0.024             --          0.024        (0.024)           --              --
   For the Year Ended
     December 31, 2000
   Class IA..................    1.000         0.059             --          0.059        (0.059)           --              --
   Class IB..................    1.000         0.058             --          0.058        (0.058)           --              --
   For the Year Ended
     December 31, 1999
   Class IA..................    1.000         0.070             --          0.070        (0.070)           --              --
   Class IB..................    1.000         0.068             --          0.068        (0.068)           --              --
   For the Year Ended
     December 31, 1998
   Class IA..................    1.000         0.051             --          0.051        (0.051)           --              --
   From inception April 1,
     1998 through December
     31, 1998
   Class IB..................    1.000         0.037             --          0.037        (0.037)           --              --
   For the Year Ended
     December 31
   1997......................    1.000         0.049             --          0.049        (0.049)           --              --
   1996......................    1.000         0.050             --          0.050        (0.050)           --              --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (see note 12).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                    -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------------------------------
                                                                                                         RATIO OF
                                                                                                         EXPENSES
                                                                                     NET ASSETS         TO AVERAGE
          DISTRIBUTIONS                   NET INCREASE      NET ASSET                AT END OF          NET ASSETS
              FROM            TOTAL       (DECREASE) IN     VALUE AT      TOTAL        PERIOD       BEFORE WAIVERS AND
             CAPITAL      DISTRIBUTIONS    NET ASSETS     END OF PERIOD   RETURN   (IN THOUSANDS)     REIMBURSEMENTS
          -------------   -------------   -------------   -------------   ------   --------------   ------------------
                  --          (0.067)        $(0.029)         $1.109        3.23%    $  342,412            0.49%(1)
                  --          (0.067)         (0.031)          1.105        3.14         10,449            0.67(1)
                  --          (0.008)          0.099           1.138       10.28        310,825            0.48
                  --          (0.008)          0.097           1.136       10.08          1,148            0.66
                  --          (0.062)         (0.046)          1.039        1.52        339,767            0.48
                  --          (0.061)         (0.068)          1.039        0.60(2)            9           0.66(1)
              (0.002)         (0.072)          0.001           1.085        6.72        356,834            0.46
                  --          (0.065)          0.028           1.084        9.01        325,702            0.45
                  --          (0.066)         (0.015)          1.056        5.07        325,495            0.45
                  --          (0.024)             --           1.000        2.46      1,468,458            0.48(1)
                  --          (0.024)             --           1.000        2.36         95,663            0.66(1)
                  --          (0.059)             --           1.000        6.10      1,242,275            0.48
                  --          (0.058)             --           1.000        5.91         36,270            0.66
                  --          (0.070)             --           1.000        4.89      1,257,436            0.47
                  --          (0.068)             --           1.000        4.71          8,804            0.65
                  --          (0.051)             --           1.000        5.25        872,486            0.45
                  --          (0.037)             --           1.000        3.76(2)        2,179           0.64(1)
                  --          (0.049)             --           1.000        5.31        612,480            0.44
                  --          (0.050)             --           1.000        5.18        542,586            0.44


---------  ------------------------------------------
               RATIO OF         RATIO OF
               EXPENSES           NET
              TO AVERAGE       INVESTMENT
              NET ASSETS         INCOME     PORTFOLIO
           AFTER WAIVERS AND   TO AVERAGE   TURNOVER
            REIMBURSEMENTS     NET ASSETS     RATE
           -----------------   ----------   ---------
                 0.49%(1)         6.11%(1)    106.6%
                 0.74(1)          5.93(1)     106.6
                 0.48             6.43        534.3
                 0.73             6.25        534.3
                 0.48             5.98        472.0
                 0.73(1)          5.80(1)     472.0
                 0.46             6.18        207.8
                 0.45             6.60         46.5(5)
                 0.45             6.67        201.0
                 0.48(1)          4.81(1)        --
                 0.73(1)          4.63(1)        --
                 0.48             5.91           --
                 0.73             5.73           --
                 0.47             4.81           --
                 0.72             4.63           --
                 0.45             5.12           --
                 0.64(1)          4.81(1)        --
                 0.44             5.21           --
                 0.44             5.04           --

                                [HARTFORD LOGO]

                        PRIVACY POLICY AND PRACTICES OF
                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                       AND ITS AFFILIATES (THE HARTFORD)

              APPLICABLE TO THE HARTFORD'S UNITED STATES CUSTOMERS

WE AT THE HARTFORD value our customers' trust and are committed to the responsible management, use and protection of personal information. All insurance companies must collect a certain amount of personal information to service customers and administer business. This notice describes our policy regarding the collection and disclosure of personal information.

     1) Personal information, as used in this notice, means information that identifies an individual personally and is not otherwise available to the public. It includes personal financial information such as credit history, income, financial benefits, policy or claim information. It also includes personal health information such as individual medical records or information about an illness, disability or injury.

     2) We collect personal information to support our normal business operations. We may obtain personal information directly from the customer, from customer-related transactions and from third parties, such as a consumer reporting agency. Personal information such as name, address, income, payment history or credit history are gathered from sources such as applications, transactions and consumer reports.

     3) The Hartford's employees have access to personal information in the course of doing their jobs, which includes underwriting policies, paying claims, developing new products or advising customers of our products and services.

     4) We may share personal financial information with our affiliates, such as insurance companies, banks, agents, brokerage firms and administrators.

     5) To service our customers and administer our business, we may also share information with unaffiliated third parties, including agents, brokerage firms, insurance companies, administrators and service providers and as otherwise permitted or required by law. In addition, we may share personal financial information with other unaffiliated third parties who are assisting us by performing services or functions, such as conducting surveys, marketing our products or services, or offering financial products or services under a joint agreement between us and one or more financial institutions.

     PRIOR TO SHARING PERSONAL INFORMATION WITH UNAFFILIATED THIRD PARTIES, EXCEPT AS DESCRIBED IN THIS POLICY, WE WILL GIVE AFFECTED CUSTOMERS AN OPPORTUNITY TO DIRECT THAT SUCH INFORMATION NOT BE DISCLOSED.

     6) We may disclose personal health information with proper written authorization or as otherwise permitted or required by law.

     7) We use manual and electronic security procedures to maintain the confidentiality and integrity of personal information in our possession and guard against its unauthorized access. Some techniques we employ to protect information include locked files, user authentication, encryption, firewall technology and the use of detection software.

     We are responsible for identifying information that must be protected, providing an adequate level of protection for that data and granting access to protected data only to individuals who must use it in the performance of their job-related duties. Employees who violate our Privacy Policy will be subject to disciplinary action, which may include termination.

     8) We will continue to follow this policy regarding personal information even when a customer relationship no longer exists.

The Hartford will notify customers of our Privacy Policy at the inception of our business relationship and annually thereafter. The Privacy Policy is subject to change at any time. We will notify customers of any modifications at least annually.

================================================================================
                                                            --------------
Hartford Life Insurance Companies                              PRSRT STD
P.O. Box 2999                                                U.S. POSTAGE
Hartford, CT 06104-2999                                         PAID
                                                             RANDOLPH, MA
                                                            PERMIT NO. 100
                                                            --------------




HV-2233-6

Printed in U.S.A.(R)2001 The Hartford, Hartford, CT 06115